Execution Version
AMENDMENT NO. 1
THIS AMENDMENT NO. 1, dated as of May 8, 2026 (this “Amendment”), to Credit
Agreement (capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement (as defined below)) is among FS KKR CAPITAL
CORP., a Maryland corporation (the “Borrower”), each other Obligor, JPMORGAN CHASE
BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and each of the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, reference is made to that certain Third Amended and Restated Senior
Secured Revolving Credit Agreement, dated as of July 16, 2025 (the “Existing Credit
Agreement” and, as amended by this Amendment and as further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders and the Administrative Agent; and
WHEREAS, the Borrower, the Administrative Agent and the undersigned Lenders have agreed to make certain amendments to the Credit Agreement.
NOW, THEREFORE, the parties hereto hereby covenant and agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.1. Definitions.  Capitalized terms used in this Amendment but not defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE II
AMENDMENT TO EXISTING CREDIT AGREEMENT
SECTION 2.1. Amendments.  Subject to the satisfaction of the conditions precedent set forth in Section 3.1 hereof, effective on and as of the First Amendment Effective
Date (as defined below), the Borrower, each of the Lenders party hereto (constituting the
Required Lenders) and the Administrative Agent hereby agree that the Existing Credit
Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated
textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A.
ARTICLE III
CONDITIONS TO EFFECTIVENESS
SECTION 3.1. Effective Date.
This Amendment shall become effective on the date each of the following conditions have been satisfied (the “First Amendment Effective Date”):
(a)Documents. The Administrative Agent shall have received each of the following documents with respect to the Obligor Group, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance:
2
1.Executed Counterparts. From the Borrower and each Obligor either (1) a counterpart of this Amendment signed on behalf of the Borrower and each Obligor or (2)
written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Amendment) that the Borrower and each Obligor has signed a counterpart of this Amendment.
2.Opinion of Counsel to the Obligor Group. A favorable written opinion
(addressed to the Administrative Agent and the Lenders and dated the First Amendment
Effective Date) of Dechert LLP, New York and Maryland counsel for the members of the
Obligor Group, and in each case covering such other matters relating to the Obligor Group, this Amendment or the Transactions to which the Obligor Group is a party as the
Administrative Agent may reasonably request.
3.Corporate Documents. Such documents and certificates as the
Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the members of the Obligor Group, the authorization of the
Transactions to which the members of the Obligor Group are a party and any other legal matters relating to the members of the Obligor Group, this Amendment or the Transactions to which the members of the Obligor Group are a party as each relates to the Obligor Group.
4.Officer’s Certificate. A certificate from the Borrower of the Obligor
Group, dated the First Amendment Effective Date and signed by the President, a Vice
President, the Chief Executive Officer or any other Financial Officer of such Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 4.02 of the Credit Agreement.
5.Borrowing Base Certificate. A Borrowing Base Certificate for the
Borrower of the Obligor Group.
(b)Fees and Expenses. The Administrative Agent shall have received evidence of the payment by the Borrower of all fees due and payable to the Lenders on the First Amendment
Effective Date that the Borrower has agreed to pay in connection with this Amendment
(including any fee letter or commitment letter entered into between the Borrower and the
Administrative Agent and the Collateral Agent). The Borrower shall have paid all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates
(including the reasonable and documented out-of-pocket legal fees of Milbank LLP) in connection with this Amendment for which invoices have been presented at least two (2)
Business Days prior to the First Amendment Effective Date and the Borrower has agreed to pay in connection with this Amendment.
(c)Other Documents. The Administrative Agent shall have received from the Obligor
Group such other documents as the Administrative Agent or any Lender or special New York counsel to the Administrative Agent may reasonably request from the members of the Obligor
Group.
(d)Required Consent. Lenders representing at least the Required Lenders shall have provided their consent to this Amendment in the form of a signed counterpart (which may include telecopy or electronic transmission of a signed signature page to this Amendment) of this
Amendment.
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(e)No Default. No Default or Event of Default shall exist under the Credit
Agreement immediately prior to and after giving pro forma effect to the First Amendment
Effective Date.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
SECTION 4.1. Borrower Representations and Warranties.  To induce the
Administrative Agent and the Lenders to execute and deliver this Amendment, the Borrower hereby represents and warrants to the Lenders and the Administrative Agent on the First
Amendment Effective Date that:
(a)the execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, (i) are within the Borrower’s corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no consent or approval of or action by any Governmental Authority, except for such as have been obtained or made and are in full force and effect, (iv) will not violate applicable law regulation or order of any Governmental Authority or the organizational documents of the Borrower, (v)
except for the Liens created pursuant to the Security Documents to which the Borrower is a party, will not result in the creation or imposition of any Lien on any asset of the Borrower, and
(vi) will not violate or result in a default under any indenture, loan agreement or other instrument binding upon the Borrower or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower which violation or default, in the case of this clause (vi), would reasonably be expected to result in a Material Adverse Effect;
(b)this Amendment has been duly executed and delivered by the Borrower and is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and
(c)the representations and warranties contained in Article III of the Credit
Agreement are true and correct in all material respects (or, in the case of any portion of any representations and warranties already subject to a materiality qualifier, true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date.
ARTICLE V
VOLUNTARY REDUCTION OF SUBCOMMITMENTS
SECTION 5.1. Voluntary Reduction.  Pursuant to Section 2.07(b) of the Credit
Agreement, the Borrower hereby reduces its Subcommitments ratably among each Class as set forth in Exhibit A. The Administrative Agent confirms that timely notice pursuant to Section
2.07(c) of the Credit Agreement has been received.
ARTICLE VI
GUARANTEE AND SECURITY AGREEMENT CONFIRMATION
4
SECTION 6.1. Reaffirmation.  Each Obligor, by its execution of this Amendment
(i) hereby consents to the Credit Agreement, (ii) reaffirms its pledge and grant to the Collateral
Agent for the benefit of the Secured Parties (as defined in the Guarantee and Security
Agreement) of a security interest in its respective Collateral (as defined in the Guarantee and
Security Agreement) to secure the Secured Obligations (as defined in the Guarantee and Security
Agreement) and (iii) confirms and ratifies that all of its obligations (including, without limitation, guarantees, as applicable) and the security interests granted by it, in each case, under the
Guarantee and Security Agreement and any other Security Document to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Secured
Parties with respect to the Existing Credit Agreement as amended by the Amendment.
ARTICLE VII
MISCELLANEOUS
SECTION 7.1. Cross-References.  References in this Amendment to any Article or
Section are, unless otherwise specified, to such Article or Section of this Amendment.
SECTION 7.2. Headings.  Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
SECTION 7.3. Loan Document Pursuant to Existing Credit Agreement.  This
Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall
(unless otherwise expressly indicated therein) be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement, as amended hereby, including Articles VIII and IX thereof.
SECTION 7.4. Successors and Assigns.  The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 7.5. Counterparts.  This Amendment may be executed in counterparts
(and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  The words
“execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National
Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 7.6. Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether at law or in equity) based upon or arising out of this Amendment and the transactions contemplated hereby shall be construed in accordance with and governed by the law of the State of New York.
SECTION 7.7. Submission to Jurisdiction.  Each party to this Amendment hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United
States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding (whether in contract, tort or otherwise and whether at law or in equity) arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that the
5
Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment against the Borrower or its properties in the courts of any jurisdiction.
SECTION 7.8. WAIVER OF JURY TRIAL.  EACH PARTY HERETO
HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL
PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO
THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY
(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND
WHETHER AT LAW OR IN EQUITY). EACH PARTY HERETO (A) CERTIFIES
THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY
HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY
WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE
FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT
BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN
THIS SECTION.
SECTION 7.9. Full Force and Effect; Limited Amendment.  Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unchanged and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The parties hereto acknowledge and agree that this Amendment and the other Loan Documents executed and delivered in connection herewith, do not constitute a novation or termination of the obligations for principal, interest or fees of the Borrower under the
Existing Credit Agreement as in effect on the First Amendment Effective Date immediately prior to the effectiveness of this Amendment and which remain outstanding. The amendment set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, waiver of, consent to or modification of any other terms or provisions of the Existing Credit Agreement or any other Loan Document or of any transaction or further or future action on the part of the Borrower which would require the consent of the Lenders under the Existing Credit Agreement or any of the Loan Documents.
Upon and after the execution of this Amendment by each of the parties hereto, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement and each reference in the other Loan
Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as modified hereby.
[Signature pages follow]
FSKKR Amendment No. 1
IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Amendment as of the date first above written.
FS KKR CAPITAL CORP., as Borrower
By:  /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
RACE STREET FUNDING LLC, as an
Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
IC AMERICAN ENERGY INVESTMENTS,
INC., as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FSIC INVESTMENTS, INC., as an
Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FSKKR Amendment No. 1
IC ALTUS INVESTMENTS, LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
IC ARCHES INVESTMENTS, LLC, as an
Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FCF LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
CCT HOLDINGS II LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FSKKR Amendment No. 1
COBBS CREEK LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
JUNIATA RIVER LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FSIC II INVESTMENTS INC., as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
DARBY CREEK LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FSKKR Amendment No. 1
AMBLER FUNDING LLC, as an Obligor
By: /s/ William Goebel
Name: William Goebel
Title: Chief Accounting Officer
FSKKR Amendment No. 1
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Lender
By: /s/ Kevin Faber
Name: Kevin Faber
Title: Executive Director
FSKKR Amendment No. 1
ING CAPITAL LLC,
as a Lender
By: /s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director
By: /s/ Richard Troxel
Name: Richard Troxel
Title: Director
FSKKR Amendment No. 1
Bank of Montreal,
as a Lender
By: /s/ Chris Clark
Name: Chris Clark
Title: Managing Director
FSKKR Amendment No. 1
TRUIST BANK,
as a Lender
By: /s/ David Fournier
Name: David Fournier
Title: Managing Director
FSKKR Amendment No. 1
U.S. Bank National Association,
as a Lender
By: /s/ Paul Pai
Name: Paul Pai
Title: Managing Director
FSKKR Amendment No. 1
Goldman Sachs Bank USA,
as a Lender
By: /s/ Roopa Chanda
Name: Roopa Chanda
Title: Authorized Signatory
FSKKR Amendment No. 1
UBS AG, STAMFORD BRANCH,
as a Lender
By: /s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Director
By: /s/ Massimo Ippolito
Name: Massimo Ippolito
Title: Associate Director
FSKKR Amendment No. 1
MUFG BANK LTD.,
as a Lender
By: /s/ Rajiv Ranjan
Name: Rajiv Ranjan
Title: Director
FSKKR Amendment No. 1
BANK OF AMERICA, N.A.,
as a Lender
By: /s/ Elliot Hartman
Name: Elliot Hartman
Title: Vice President
FSKKR Amendment No. 1
THE TORONOT-DOMINION BANK,
NEW YORK BRANCH,
as a Lender
By: /s/ Betty Chang
Name: Betty Chang
Title: Authorized Signatory
FSKKR Amendment No. 1
Stifel Bank & Trust,
as a Lender
By: /s/ Matthew L. Diehl
Name: Matthew L. Diehl
Title: Senior Vice President
FSKKR Amendment No. 1
THE HUNTINGTON NATIONAL
BANK, SUCCESOR BY MERGER TO
CANDENCE BANK,
as a Lender
By: /s/ Leslie Fredericks
Name: Leslie Fredericks
Title: Authorized Agent
FSKKR Amendment No. 1
SANTANDER BANK, N.A.,
as a 2023 Non-Extending Lender
By: /s/ Melissa Gu
Name: Melissa Gu
Title: Senior Vice President
FSKKR Amendment No. 1
HSBC Bank USA, N.A.,
as a Lender
By: /s/ Ryan Gabriele
Name: Ryan Gabriele
Title: Director
FSKKR Amendment No. 1
ROYAL BANK OF CANADA,
as a Lender
By: /s/ Alex Figueroa
Name: Alex Figueroa
Title: Authorized Signatory
FSKKR Amendment No. 1
FIFTH THIRD BANK, N.A., successor by
merger to Comerica Bank,
as a Lender
By: /s/ Robert Wilson
Name: Robert Wilson
Title: Senior Vice President
FSKKR Amendment No. 1
Apple Bank,
as a Lender
By: /s/ Burt Feinberg
Name: Burt Feinberg
Title: Managing Director
FSKKR Amendment No. 1
MIZUHO BANK, LTD.,
as a Lender
By: /s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Managing Director
FSKKR Amendment No. 1
BNP PARIBAS,
as a Lender
By: /s/ Eamonn Smith
Name: Eamonn Smith
Title: Managing Director
By: /s/ Sebastin Hebenstreit
Name: Sebastian Hebenstreit
Title: Director
FSKKR Amendment No. 1
MORGAN STANLEY SENIOR
FUNDING INC.,
as a Lender
By: /s/ Gretell Merlo
Name: Gretell Merlo
Title: Vice President
FSKKR Amendment No. 1
CITIBANK, N.A.,
as a Lender
By: /s/ Patrick Marsh
Name: Patrick Marsh
Title: Vice President
FSKKR Amendment No. 1
CANADIAN IMPERIAL BANK OF
COMMERCE,
as a Lender
By: /s/ Katheryn Lagroix
Name: Katheryn Lagroix
Title: Managing Director
FSKKR Amendment No. 1
State Street Bank and Trust Company,
as a Lender
By: /s/ Stephen Lynch
Name: Stephen Lynch
Title: Vice President
FSKKR Amendment No. 1
BARCLAYS BANK PLC,
as a Lender
By: /s/ Edward Pan
Name: Edward Pan
Title: Director
FSKKR Amendment No. 1
INDUSTRIAL AND COMMERCIAL
BANK OF CHINA LIMITED, NEW YORK
BRANCH,
as a Lender
By: /s/ Yang Wang
Name: Yang Wang
Title: Associate
By: /s/ Robert O’Brien
Name: Robert O’Brien
Title: Executive Director
FSKKR Amendment No. 1
BARCLAYS BANK PLC,
as an Issuing Bank, a Swingline Lender and
a Lender
By: /s/ Shane Klein
Name: Shane Klein
Title: Managing Director
FSKKR Amendment No. 1
Societe Generale,
as a Lender
By: /s/ Jean de Lavelette
Name: Jean de Lavelette
Title: Managing Director
FSKKR Amendment No. 1
Taiwan Business Bank LA Branch,
as a Lender
By: /s/ Josh Tsai
Name: Josh Tsai
Title: Manager
Exhibit A
[Attached.]
EXECUTION VERSION
Conformed through Amendment No. 1, dated as of May 8, 2026

THIRD AMENDED AND RESTATED SENIOR SECURED
REVOLVING CREDIT AGREEMENT
dated as of
July 16, 2025
among
FS KKR CAPITAL CORP.,
as Borrower,
The LENDERS Party Hereto
and
JPMORGAN CHASE BANK, N.A.
as Administrative Agent
ING CAPITAL LLC,
as Collateral Agent
$~~4,700,000,000~~4,051,724,139
__________________
ING CAPITAL LLC,
as Syndication Agent
BANK OF MONTREAL,
MUFG BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
TRUIST BANK,
as Documentation Agents
JPMORGAN CHASE BANK, N.A.,
ING CAPITAL LLC,
BMO CAPITAL MARKETS CORP.,
MUFG BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
TRUIST SECURITIES, INC.
as Joint Bookrunners and Joint Lead Arrangers

~~#4911-6154-5892v1~~#4911-6154-5892v8
TABLE OF CONTENTS
Page
ARTICLE I DEFINITIONS1
SECTION 1.01.Defined Terms1
SECTION 1.02.Classification of Loans and Borrowings64
SECTION 1.03.Terms Generally~~64~~65
SECTION 1.04.Accounting Terms; GAAP65
SECTION 1.05.Currencies; Currency Equivalents66
SECTION 1.06.Divisions~~67~~68
SECTION 1.07.Outstanding Indebtedness~~67~~68
SECTION 1.08.Interest Rates; Benchmark Notification68
ARTICLE II THE CREDITS68
SECTION 2.01.The Commitments68
SECTION 2.02.Loans and Borrowings69
SECTION 2.03.Requests for Borrowings70
SECTION 2.04.Letters of Credit72
SECTION 2.05.Funding of Borrowings77
SECTION 2.06.Interest Elections78
SECTION 2.07.Termination, Reduction, Increase or Reallocation of the
Commitments and the Subcommitments80
SECTION 2.08.Repayment of Loans; Evidence of Debt~~85~~86
SECTION 2.09.Prepayment of Loans88
SECTION 2.10.Fees~~94~~95
SECTION 2.11.Interest~~96~~97
SECTION 2.12.Alternate Rate of Interest~~97~~98
SECTION 2.13.Computation of Interest~~101~~102
SECTION 2.14.Increased Costs~~101~~102
SECTION 2.15.Break Funding Payments~~103~~104
SECTION 2.16.Taxes~~104~~105
SECTION 2.17.Payments Generally; Pro Rata Treatment; Sharing of Set-offs108
SECTION 2.18.Defaulting Lenders110
SECTION 2.19.Mitigation Obligations; Replacement of Lenders~~112~~113
SECTION 2.20.Maximum Rate114
SECTION 2.21.German Bank Separation Act114
SECTION 2.22.Swingline Loans~~115~~116
ARTICLE III REPRESENTATIONS AND WARRANTIES118
SECTION 3.01.Organization; Powers118
SECTION 3.02.Authorization; Enforceability118
SECTION 3.03.Governmental Approvals; No Conflicts118
ii
SECTION 3.04.Financial Condition; No Material Adverse Change119
SECTION 3.05.Litigation; Actions; Suits and Proceedings119
SECTION 3.06.Compliance with Laws and Agreements119
SECTION 3.07.Anti-Corruption Laws and Sanctions119
SECTION 3.08.Taxes120
SECTION 3.09.ERISA120
SECTION 3.10.Disclosure120
SECTION 3.11.Investment Company Act; Margin Regulations~~120~~121
SECTION 3.12.Material Agreements and Liens121
SECTION 3.13.Subsidiaries and Investments122
SECTION 3.14.Properties122
SECTION 3.15.Affiliate Agreements123
SECTION 3.16.Security Documents123
SECTION 3.17.Affected Financial Institutions123
SECTION 3.18.Outbound Investment Rules123
ARTICLE IV CONDITIONS123
SECTION 4.01.Restatement Effective Date123
SECTION 4.02.Each Credit Event126
ARTICLE V AFFIRMATIVE COVENANTS126
SECTION 5.01.Financial Statements and Other Information~~126~~127
SECTION 5.02.Notices of Material Events130
SECTION 5.03.Existence; Conduct of Business~~130~~131
SECTION 5.04.Payment of Obligations~~130~~131
SECTION 5.05.Maintenance of Properties; Insurance131
SECTION 5.06.Books and Records; Inspection Rights131
SECTION 5.07.Compliance with Laws~~131~~132
SECTION 5.08.Certain Obligations Respecting Subsidiaries; Further Assurances
132
SECTION 5.09.Use of Proceeds~~134~~135
SECTION 5.10.Status of RIC and BDC135
SECTION 5.11.Investment and Valuation Policies135
SECTION 5.12.Portfolio Valuation and Diversification, Etc.135
SECTION 5.13.Calculation of Borrowing Base141
SECTION 5.14.Status of Listed Borrower~~150~~151
SECTION 5.15.Borrower Mergers~~150~~151
ARTICLE VI NEGATIVE COVENANTS~~150~~151
SECTION 6.01.Indebtedness~~151~~152
SECTION 6.02.Liens~~153~~154
SECTION 6.03.Fundamental Changes and Dispositions of Assets~~153~~154
SECTION 6.04.Investments~~156~~157
iii
SECTION 6.05.Restricted Payments~~158~~159
SECTION 6.06.Certain Restrictions on Subsidiaries~~160~~161
SECTION 6.07.Certain Financial Covenants~~160~~161
SECTION 6.08.Transactions with Affiliates~~161~~162
SECTION 6.09.Lines of Business~~161~~162
SECTION 6.10.No Further Negative Pledge~~161~~162
SECTION 6.11.Modifications of Certain Documents~~162~~163
SECTION 6.12.Payments of Other Indebtedness~~162~~163
SECTION 6.13.Outbound Investment Rules~~164~~165
ARTICLE VII EVENTS OF DEFAULT~~164~~165
ARTICLE VIII THE ADMINISTRATIVE AGENT~~169~~170
ARTICLE IX MISCELLANEOUS~~174~~175
SECTION 9.01.Notices; Electronic Communications~~174~~175
SECTION 9.02.Waivers; Amendments~~176~~177
SECTION 9.03.Expenses; Indemnity; Damage Waiver~~179~~180
SECTION 9.04.Successors and Assigns~~182~~183
SECTION 9.05.Survival~~187~~188
SECTION 9.06.Counterparts; Integration; Effectiveness; Electronic Execution
~~187~~188
SECTION 9.07.Severability~~188~~189
SECTION 9.08.Right of Setoff~~188~~189
SECTION 9.09.Governing Law; Jurisdiction; Etc.~~189~~190
SECTION 9.10.WAIVER OF JURY TRIAL~~190~~191
SECTION 9.11.Judgment Currency~~190~~191
SECTION 9.12.Headings~~191~~192
SECTION 9.13.Treatment of Certain Information; Confidentiality~~191~~192
SECTION 9.14.USA PATRIOT Act~~193~~194
SECTION 9.15.Acknowledgment and Consent to Bail-In of Affected Financial
Institutions~~193~~194
SECTION 9.16.No Fiduciary Duty~~193~~194
SECTION 9.17.Termination~~195~~196
SECTION 9.18.Limited Recourse~~195~~196
SECTION 9.19.Designation of Additional Borrowers~~195~~196
SECTION 9.20.Borrower Merger~~195~~197
SECTION 9.21.Certain ERISA Matters~~196~~197
SECTION 9.22.Acknowledgement Regarding Any Supported QFCs~~197~~199
SECTION 9.23.Amendment and Restatement~~198~~199
iv
SCHEDULE I–Commitments, Borrower Sublimits and Issuing Banks
SCHEDULE II–Material Agreements and Liens
SCHEDULE III–Subsidiaries and Investments
SCHEDULE IV–Transactions with Affiliates
SCHEDULE V–Moody’s Industry Classification Group List
SCHEDULE VI–Approved Dealers and Approved Pricing Services
SCHEDULE VII–Excluded Assets
EXHIBIT A–Form of Assignment and Assumption
EXHIBIT B–Form of Opinion of Counsel to the Borrowers
EXHIBIT C–Form of Opinion of Counsel to JPMCB
EXHIBIT D–Form of Borrowing Base Certificate
EXHIBIT E–[Reserved]
EXHIBIT F–[Reserved]
EXHIBIT G–Form of Promissory Note
EXHIBIT H–Form of Joinder Agreement
EXHIBIT I–Form of Merger Confirmation
EXHIBIT J–Form of Guarantee and Security Agreement Confirmation
THIRD AMENDED AND RESTATED SENIOR SECURED REVOLVING
CREDIT AGREEMENT dated as of July 16, 2025 (this “Agreement”), among FS KKR
CAPITAL CORP., each other Person designated as a “Borrower” hereunder pursuant to Section
9.19, the LENDERS party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and ING CAPITAL LLC, as Collateral Agent.
FS KKR Capital Corp., the “Lenders” party thereto, the Administrative Agent and the Collateral Agent are parties to an Amended and Restated Senior Secured Revolving Credit
Agreement dated as of November 7, 2019, as amended and restated as of December 23, 2020
(and as otherwise amended, modified or supplemented from time to time prior to the date hereof, the “Existing Credit Facility”).
Each Borrower has requested that the Lenders provide the credit facilities described herein under this Agreement, which shall amend and restate the Existing Credit
Facility in its entirety on the terms specified herein to, inter alia, extend credit to such Borrower in Dollars or an Agreed Foreign Currency (each as defined below) during the Availability Period
(as defined below).  The Lenders are prepared to amend and restate the Existing Credit Facility in its entirety upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS
SECTION 1.01.Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:
“2023 Non-Extending Lender” means Santander Bank N.A., Banc of America
Credit Products and any successor or assign of a 2023 Non-Extending Lender in accordance with this Agreement and any other Person that shall have become a party hereto pursuant to an
Assignment and Assumption that provides for it to assume any Subcommitment or to acquire
Revolving Credit Exposure from any 2023 Non-Extending Lender, other than any 2023 Non-
Extending Lender that (a) becomes an Extending Lender as provided in the definition thereof or
(b) ceases to be a party hereto pursuant to an Assignment or Assumption or otherwise in accordance with the terms hereof.
“2025 Non-Extending Lender” means ~~Cadence~~The Huntington National Bank and any successor or assign of a 2025 Non-Extending Lender in accordance with this Agreement and any other Person that shall have become a party hereto pursuant to an Assignment and
Assumption that provides for it to assume any Subcommitment or to acquire Revolving Credit
Exposure from any 2025 Non-Extending Lender, other than any 2025 Non-Extending Lender that (a) becomes an Extending Lender as provided in the definition thereof or (b) ceases to be a party hereto pursuant to an Assignment or Assumption or otherwise in accordance with the terms hereof.
“ABR”, when used in reference to any Loan or Borrowing, refers to whether such
Loan is, or the Loans constituting such Borrowing are, denominated in Dollars and bearing interest at a rate determined by reference to the Alternate Base Rate.

“Additional Debt Amount” means, with respect to a Borrower, as of any date, the greater of (a) $50,000,000 and (b) an amount equal to 5% of Shareholders’ Equity of such
Borrower.
“Additional FSK 2026 Notes” means any 3.400% senior unsecured notes due
January 15, 2026 issued by FSK after the Restatement Effective Date.
“Additional FSK 2027 Notes” means any 2.625% senior unsecured notes due
January 15, 2027 issued by FSK after the Restatement Effective Date.
“Additional FSK 2027-2 Notes” means any 3.250% senior unsecured notes due
July 15, 2027 issued by FSK after the Restatement Effective Date.
“Additional FSK 2028 Notes” means any 3.125% senior unsecured notes due
October 12, 2028 issued by FSK after the Restatement Effective Date.
“Additional FSK 2029 Notes” means any 7.875% senior unsecured notes due
January 15, 2029 issued by FSK after the Restatement Effective Date.
“Additional FSK 2029-2 Notes” means FSK’s 6.875% senior unsecured notes due
August 15, 2029 issued by FSK after the Restatement Effective Date.
“Additional FSK 2030 Notes” means FSK’s 6.125% senior unsecured notes due
January 15, 2030 issued by FSK after the Restatement Effective Date.
“Additional FSK Notes” means, collectively, the Additional FSK 2026 Notes, the
Additional FSK 2027 Notes, the Additional FSK 2027-2 Notes, the Additional FSK 2028 Notes,
the Additional FSK 2029 Notes, the Additional FSK 2029-2 Notes and the Additional FSK 2030
Notes.  For the avoidance of doubt, Additional FSK Notes may also be incurred pursuant to
Section 6.01 subject to satisfaction of the relevant criteria specified therein.
“Adjusted Debt to Equity Ratio” means for any Borrower, as of any date, (a) one
(1) divided by (b) the Asset Coverage Ratio minus one (1).
“Adjusted Daily Simple RFR” means, (i) with respect to any RFR Borrowing denominated in Sterling, an interest rate per annum equal to the greater of (a) the sum of (i) the
Daily Simple RFR for Sterling, plus (ii) 0.0326% and (b) 0% and (ii) with respect to any RFR
Borrowing denominated in Canadian Dollars, an interest rate per annum equal to the greater of
(a) the sum of (i) the Daily Simple RFR for Canadian Dollars, plus (ii) 0.29547% and (b) 0%.
“Adjusted EURIBOR Rate” means, with respect to any Term Benchmark
Borrowing denominated in Euros for any Interest Period, an interest rate per annum equal to (a)
the EURIBOR Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate;
provided that if the Adjusted EURIBOR Rate as so determined would be less than zero, such rate shall be deemed to be equal to zero for the purposes of this Agreement.
“Adjusted Gross Borrowing Base” means the Gross Borrowing Base of the applicable Borrower plus the amount of any cash held in a “collection” (or similar) account of any Excluded Asset of such Borrower that is a “collateralized loan obligation” (a “CLO”) or is otherwise subject to a third-party financing whereby a trustee or similar third party administers the “collection” (or similar) account and periodic “waterfall” payments therefrom, in each case, that is reflected on a “payment date schedule” (or similar distribution statement and, in each case, which may be a draft so long as the amount to be distributed has been finalized) to be (subject only to the lapse of time for a period not to exceed 30 days from the date of such schedule or statement) irrevocably distributed, directly or indirectly, to such Borrower or any other member of its Obligor Group on the next payment date or similar distribution date for such CLO or other
Excluded Asset.
“Adjusted Term CORRA Rate” means, with respect to any Term Benchmark
Borrowing denominated in Canadian Dollars for any Interest Period, an interest rate per annum equal to the greater of  (i) (a) Term CORRA for such Interest Period plus (b) 0.29547% for a one-month Interest Period or 0.32138% for a three-month Interest Period and (ii) 0%.
“Adjusted Term SOFR Rate” means, with respect to any Term Benchmark
Borrowing denominated in Dollars for any Interest Period, an interest rate per annum equal to (a)
the Term SOFR Rate for such Interest Period, plus (b) 0.10%; provided that if the Adjusted Term
SOFR Rate as so determined would be less than zero, such rate shall be deemed to be equal to zero for the purposes of this Agreement.
“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder.
“Administrative Agent’s Account” means, for each Currency and each Borrower, an account in respect of such Currency and such Borrower designated by the Administrative
Agent in a notice to such Borrower and the Lenders.
“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.
“Advance Rate” has the meaning assigned to such term in Section 5.13.
“Affected Financial Institution” means (a) any EEA Financial Institution or (b)
any UK Financial Institution.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.  Anything herein to the contrary notwithstanding, the term “Affiliate” shall not include any Person that constitutes an Investment held by any Obligor or any Designated Subsidiary in the ordinary course of business.  For the avoidance of doubt, in respect of each Borrower, the term “Affiliate” shall include FS/KKR Advisor.
“Affiliate Agreements” means (a) the Amended and Restated Investment
Advisory Agreement dated as of June 16, 2021, by and between FSK and FS/KKR Advisor and
(b) the Administrative Services Agreement dated as of April 9, 2018, by and between FSK and
FS/KKR Advisor.
“Aggregator” means, with respect to a Borrower, any corporation, limited liability company, partnership, association, trust or other entity or series of any of the foregoing (a) that is owned in part by such Borrower (and/or any other member of its Obligor Group) and other entities that are managed by FS/KKR Advisor (and such Borrower, collectively with such other entities that are managed by FS/KKR Advisor, controls such Aggregator), (b) that is formed for the sole purpose of holding investments issued by an issuer or its affiliates, which investments would constitute Portfolio Investments in the Collateral Pool of such Borrower if they were acquired directly by such Borrower or any other member of its Obligor Group, (c) of which the portfolio investment referred to in the immediately preceding clause (b) is listed on the schedule of investments in the financial statements of such Borrower most recently delivered pursuant to
Section 5.01(a) or (b) (or, for any investment made during a given quarter and before a schedule of investments is required to be delivered pursuant to Section 5.01(a) or (b), as applicable, with respect to such quarter, is intended to be included on the schedule of investments when such investment is made and is in fact included on the schedule of investments delivered pursuant to
Section 5.01(a) or (b), as applicable, with respect to such quarter), (d) for which the Collateral
Agent holds a first priority, perfected security interest in the Equity Interests of such Aggregator held by such Borrower or other Obligor, (e) which has no Indebtedness and no Liens on its assets, provided such Aggregator may grant a purchase option on its assets in favor of a designated third party for, if the Participation Interest with respect to such Aggregator is included in the Borrowing Base, no less than the “Value” (determined in accordance with Section 5.12) so long as the terms of such purchase option do not give the holder thereof any rights to such assets following the elevation of any Participation Interest to an assignment with respect to such assets after the occurrence and during the continuance of an Event of Default and the exercise of remedies by the Lenders or Agents hereunder, (f) for which such Borrower (or other Obligor)
holds a Participation Interest in respect of such portfolio investment in the same proportion that such Borrower’s (or other Obligor’s) relative share of such Aggregator’s Equity Interests bears to all Equity Interests of such Aggregator, (g) the terms of such Participation Interest give such
Borrower (or other Obligor) the right to elevate the participation to an assignment at any time in its sole discretion and are otherwise reasonably satisfactory to the Administrative Agent (such satisfaction to be confirmed promptly after such Borrower provides notice to the Administrative
Agent of the terms of such Participation Interest) (it being understood that (x) upon the determination by the Administrative Agent that the terms of any Participation Interest are reasonably satisfactory, any other Participation Interest on substantially similar terms shall be deemed to be satisfactory under this clause (g) and (y) any Participation Interest which includes such elevation right and is otherwise in substantially similar form as the standard terms and conditions most recently published by The Loan Syndications and Trading Association, Inc. shall be deemed to be satisfactory under this clause (g)) and (h) an officer, manager or other authorized representative of such Aggregator shall have provided to the Administrative Agent and the Lenders a certification that such Aggregator was formed for the sole purpose of facilitating the transactions previously disclosed to the Administrative Agent prior to the
Amendment No. 3 Effective Date.  Upon the consummation of a Borrower Merger, any
Aggregator (if any) of a Non-Surviving Borrower shall be automatically deemed an Aggregator of the Surviving Borrower so long as such Aggregator continues to satisfy the criteria of an
“Aggregator”.
“Agreed Foreign Currency” means, at any time, any of Canadian Dollars, Euros,
Pounds Sterling, AUD, NZD and, with the agreement of each Multicurrency Lender, any other
Foreign Currency, so long as, in respect of any such specified Foreign Currency or other Foreign
Currency, at such time (a) such Foreign Currency is dealt with in the London interbank deposit market, or, in the case of Canadian Dollars, AUD or NZD, the relevant local market for obtaining quotations, (b) such Foreign Currency is freely transferable and convertible into
Dollars in the London foreign exchange market and (c) no central bank or other governmental authorization in the country of issue of such Foreign Currency (including, in the case of the Euro, any authorization by the European Central Bank) is required to permit use of such Foreign
Currency by any Multicurrency Lender for making any Loan hereunder or to permit any Issuing
Bank to issue (or to make payment under) any Letter of Credit denominated in such Foreign
Currency and/or to permit any Borrower to borrow and repay the principal thereof and to pay the interest thereon (or to repay any LC Disbursement under a Letter of Credit denominated in such
Foreign Currency), unless such authorization has been obtained and is in full force and effect.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of
1% and (c) the Adjusted Term SOFR Rate for a one month Interest Period plus 1%.  Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Adjusted
Term SOFR Rate shall be effective from and including the effective date of such change in the
Prime Rate, the NYFRB Rate or the Adjusted Term SOFR Rate, respectively.  If the Alternate

Base Rate is being used as an alternate rate of interest pursuant to Section 2.13 (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section
2.13(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above.  For the avoidance of doubt, if the Alternate
Base Rate as determined pursuant to the foregoing would be less than 1%, such rate shall be deemed to be 1% for purposes of this Agreement.
“Amendment No. 3 Effective Date” means October 31, 2023.
“Anti-Corruption Laws” means, with respect to each Borrower, all laws, rules and regulations of any jurisdiction applicable to such Borrower or its Subsidiaries from time to time concerning or relating to bribery or corruption.
“Applicable Dollar Percentage” means, with respect to any Dollar Lender and any
Borrower, the percentage of the total Dollar Subcommitments with respect to such Borrower represented by such Dollar Lender’s Dollar Subcommitments with respect to such Borrower.  If the Dollar Subcommitments with respect to any Borrower have terminated or expired, the
Applicable Dollar Percentages shall be determined based upon the Dollar Subcommitments with respect to such Borrower most recently in effect, giving effect to any assignments pursuant to
Section 9.04(b).
“Applicable Margin” means, (x) with respect to Lenders other than any Non-
Extending Lender:
gg(a) with respect to any Listed Borrower, for any day, (i) if the Gross
Borrowing Base of such Listed Borrower (as of the most recently delivered Borrowing Base
Certificate of such Listed Borrower) is equal to or greater than 1.60 times the Combined Debt
Amount of such Listed Borrower (as of the most recently delivered Borrowing Base Certificate of such Listed Borrower), (x) with respect to any ABR Loan made to such Listed Borrower,
~~0.650~~0.775% per annum and (y) in the case of any Term Benchmark Loan or RFR Loan made to such Listed Borrower, ~~1.650~~1.775% per annum, and (ii) if the Gross Borrowing Base of such
Listed Borrower (as of the most recently delivered Borrowing Base Certificate of such Listed
Borrower) is less than 1.60 times the Combined Debt Amount of such Listed Borrower (as of the most recently delivered Borrowing Base Certificate of such Listed Borrower), (x) with respect to any ABR Loan made to such Listed Borrower, ~~0.775~~0.9% per annum, and (y) in the case of any
Term Benchmark Loan or RFR Loan made to such Listed Borrower, ~~1.775~~1.9% per annum; and
SECTION 1.02.with respect to any Unlisted Borrower, for any day, (i) if the Gross Borrowing Base of such Unlisted Borrower (as of the most recently delivered
Borrowing Base Certificate of such Unlisted Borrower) is equal to or greater than 1.60 times the
Combined Debt Amount of such Unlisted Borrower (as of the most recently delivered Borrowing
Base Certificate of such Unlisted Borrower), (x) with respect to any ABR Loan made to such
Unlisted Borrower, ~~0.775~~0.9% per annum and (y) in the case of any Term Benchmark Loan or
RFR Loan made to such Unlisted Borrower, ~~1.775~~1.9% per annum, and (ii) if the Gross
Borrowing Base of such Unlisted Borrower (as of the most recently delivered Borrowing Base
Certificate of such Unlisted Borrower) is less than 1.60 times the Combined Debt Amount of such Unlisted Borrower (as of the most recently delivered Borrowing Base Certificate of such
Unlisted Borrower), (x) with respect to any ABR Loan made to such Unlisted Borrower,
~~1.0~~1.125% per annum, and (y) in the case of any Term Benchmark Loan or RFR Loan made to such Unlisted Borrower, ~~2.0~~2.125% per annum; and
(y) with respect to each Non-Extending Lender:

hh(a) with respect to any Listed Borrower, for any day, (i) if the Gross
Borrowing Base of such Listed Borrower (as of the most recently delivered Borrowing Base
Certificate of such Listed Borrower) is equal to or greater than 1.60 times the Combined Debt
Amount of such Listed Borrower (as of the most recently delivered Borrowing Base Certificate of such Listed Borrower), (x) with respect to any ABR Loan made to such Listed Borrower,
0.750% per annum and (y) in the case of any Term Benchmark Loan or RFR Loan made to such
Listed Borrower, 1.750% per annum, and (ii) if the Gross Borrowing Base of such Listed
Borrower (as of the most recently delivered Borrowing Base Certificate of such Listed Borrower)
is less than 1.60 times the Combined Debt Amount of such Listed Borrower (as of the most recently delivered Borrowing Base Certificate of such Listed Borrower), (x) with respect to any
ABR Loan made to such Listed Borrower, 0.875% per annum, and (y) in the case of any Term
Benchmark Loan or RFR Loan made to such Listed Borrower, 1.875% per annum; and
(b) with respect to any Unlisted Borrower, for any day, (i) if the Gross
Borrowing Base of such Unlisted Borrower (as of the most recently delivered Borrowing Base
Certificate of such Unlisted Borrower) is equal to or greater than 1.60 times the Combined Debt
Amount of such Unlisted Borrower (as of the most recently delivered Borrowing Base Certificate of such Unlisted Borrower), (x) with respect to any ABR Loan made to such Unlisted Borrower,
0.875% per annum and (y) in the case of any Term Benchmark Loan or RFR Loan made to such
Unlisted Borrower, 1.875% per annum, and (ii) if the Gross Borrowing Base of such Unlisted
Borrower (as of the most recently delivered Borrowing Base Certificate of such Unlisted
Borrower) is less than 1.60 times the Combined Debt Amount of such Unlisted Borrower (as of the most recently delivered Borrowing Base Certificate of such Unlisted Borrower), (x) with respect to any ABR Loan made to such Unlisted Borrower, 1.125% per annum, and (y) in the case of any Term Benchmark Loan or RFR Loan made to such Unlisted Borrower, 2.125% per annum.
Any change in the Applicable Margin due to a change in the ratio of the Gross
Borrowing Base to the Combined Debt Amount of a Borrower as set forth in any Borrowing
Base Certificate of such Borrower shall be effective from and including the day immediately succeeding the date of delivery of such Borrowing Base Certificate; provided that if any
Borrowing Base Certificate of such Borrower has not been delivered in accordance with Section
5.01(d), then from and including the day immediately succeeding the date on which such
Borrowing Base Certificate was required to be delivered, the Applicable Margin with respect to such Borrower shall be (1) if such Borrower is a Listed Borrower, the Applicable Margin set
forth in clause (a)(ii) above or (2) if such Borrower is an Unlisted Borrower, the Applicable
Margin set forth in clause (b)(ii) above, in each case, to and including the date on which the required Borrowing Base Certificate of such Borrower is delivered.
“Applicable Multicurrency Percentage” means, with respect to any Multicurrency
Lender and any Borrower, the percentage of the total Multicurrency Subcommitments with respect to such Borrower represented by such Multicurrency Lender’s Multicurrency
Subcommitment with respect to such Borrower.  If the Multicurrency Subcommitments with respect to any Borrower have terminated or expired, the Applicable Multicurrency Percentages shall be determined based upon the Multicurrency Subcommitments with respect to such
Borrower most recently in effect, giving effect to any assignments pursuant to Section 9.04(b).
“Applicable Percentage” means, with respect to any Lender and any Borrower, the percentage of total Subcommitments with respect to such Borrower represented by such
Lender’s Subcommitments with respect to such Borrower.  If the Subcommitments with respect to such Borrower have terminated or expired, the Applicable Percentages shall be determined based upon the Subcommitments with respect to such Borrower most recently in effect, giving effect to any assignments pursuant to Section 9.04(b).

“Approved Dealer” means (a) in the case of any Portfolio Investment that is not a
U.S. Government Security, a bank or a broker-dealer registered under the Securities Exchange
Act of 1934 of nationally recognized standing or an Affiliate thereof, (b) in the case of a
U.S. Government Security, any primary dealer in U.S. Government Securities, and (c) in the case of any foreign Portfolio Investment, any foreign broker-dealer of internationally recognized standing or an Affiliate thereof, in the case of each of clauses (a), (b) and (c) above, as set forth on Schedule VI or any other bank or broker-dealer acceptable to the Administrative Agent in its reasonable determination.
“Approved Pricing Service” means a pricing or quotation service as set forth in
Schedule VI or any other pricing or quotation service approved by FS/KKR Advisor (so long as it has the necessary delegated authority) or the board of directors (or appropriate committee thereof with the necessary delegated authority) of the applicable Borrower and designated in writing by such Borrower to the Administrative Agent (which designation, if approved by the board of directors of such Borrower, shall be accompanied by a copy of a resolution of the board of directors (or appropriate committee thereof with the necessary delegated authority) of such
Borrower that such pricing or quotation service has been approved by such Borrower).
“Approved Third Party Appraiser” means each of Murray, Devine & Co.,
Houlihan Lokey, Duff & Phelps, Lincoln Advisors, Valuation Research Corporation, Alvarez &
Marsal, Citrin Cooperman and any other third party appraiser selected by the applicable
Borrower in its reasonable discretion.
“Asset Coverage Ratio” means, with respect to a Borrower, on a consolidated basis for such Borrower and its Subsidiaries, the ratio which the value of total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness, in each case, of such Borrower and its
Subsidiaries (all as determined pursuant to the Investment Company Act and any orders of the
SEC issued to such Borrower, in each case, as in effect on the Restatement Effective Date but excluding the effects of SEC Release No. 33867/April 8, 2020).  The calculation of the Asset
Coverage Ratio with respect to a Borrower shall be made in accordance with any exemptive order issued by the SEC under Section 6(c) of the Investment Company Act relating to the exclusion of any Indebtedness of any SBIC Subsidiary of such Borrower from the definition of
Senior Securities of such Borrower only so long as (a) such order is in effect, and (b) no obligations have become due and owing pursuant to the terms of any Permitted SBIC Guarantee to which such Borrower or any other member of its Obligor Group is a party.  The outstanding utilized notional amount of any total return swap and the notional amount of any Credit Default
Swap where an Obligor is a protection seller, in each case less the value of the margin posted by such Borrower or any of its Subsidiaries thereunder at such time shall be treated as a Senior
Security of such Borrower for the purposes of calculating the Asset Coverage Ratio with respect to such Borrower.
“Asset Sale” means a sale, lease or sub lease (as lessor or sublessor), sale and leaseback, assignment, conveyance, transfer or other disposition to, or any exchange of property with, any Person, in one transaction or a series of transactions, of all or any part of any assets or properties of any Borrower or any other member of its Obligor Group of any kind, whether real, personal, or mixed and whether tangible or intangible, whether now owned or hereafter acquired;
provided, however, the term “Asset Sale” as used in this Agreement shall not include the disposition of Portfolio Investments originated by any Borrower and promptly transferred to a
Subsidiary of such Borrower pursuant to the terms of Section 6.03(d) hereof.
“Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by

Section 9.04), and accepted by the Administrative Agent as provided in Section 9.04, in the form of Exhibit A or any other form reasonably approved by the Administrative Agent.
“Assuming Lender” has the meaning assigned to such term in Section 2.07(e).
“AUD” and “A$” denote the lawful currency of The Commonwealth of Australia.
“AUD Bank Bill Reference Rate” has the meaning assigned to such term in the definition of “AUD Rate”.
“AUD Rate” means, with respect to any Interest Period, the rate (adjusted for statutory reserve requirements) at which deposits of AUD for the applicable Interest Period are quoted on the BBSY page of the Reuters Screen (the “AUD Bank Bill Reference Rate) plus
0.20%; provided, that, if the AUD Bank Bill Reference Rate shall be less than zero, such rate shall be deemed to be zero.
“Availability Period” means the period from and including the Restatement
Effective Date to but excluding the earlier of the Commitment Termination Date and the date of termination of the Commitments.
“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such
Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of
Section 2.12.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial
Institution.
“Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council
of the European Union, the implementing law, regulation rule or requirement for such EEA
Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as
amended from time to time) and any other law, regulation or rule applicable in the United
Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).
“Bank Loans” has the meaning assigned to such term in Section 5.13.
“Bankruptcy Code” has the meaning assigned to such term in Section 5.13.
“Basel III” means the agreements on capital requirements, leverage ratio and liquidity standards contained in “Basel III:  A global regulatory framework for more resilient banks and banking systems”, “Basel III:  International framework for liquidity risk measurement, standards and monitoring” and “Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision on 16
December 2010, each as amended, supplemented or restated.

“Benchmark” means, initially, with respect to a Loan denominated in any
Currency, the Relevant Rate for such Currency; provided that if a Benchmark Transition Event, and its related Benchmark Replacement Date have occurred with respect to the applicable
Relevant Rate or the then-current Benchmark for such Currency, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 2.12.
“Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Administrative Agent for the applicable Benchmark Replacement Date; provided that, in the case of any Loan denominated in an Agreed Foreign Currency other than Canadian Dollars, “Benchmark Replacement” shall mean the alternative set forth in (2) below:
(A) (i) in the case of any Loan denominated in Dollars, the sum of: (a) Daily
Simple SOFR and (b) 0.10% per annum and/or (ii) in the case of any Loan denominated in
Canadian Dollars, Adjusted Daily Simple RFR for Canadian Dollars; or
(B)the sum of: (a) the alternate benchmark rate that has been selected by the
Administrative Agent and the Borrowers as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for syndicated credit facilities denominated in the applicable Currency at such time and (b) the related Benchmark Replacement Adjustment.
If the Benchmark Replacement as determined pursuant to clause (1) or (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents.
“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement for any applicable
Interest Period and Available Tenor for any setting of such Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrowers for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted
Benchmark Replacement by the Relevant Governmental Body on the applicable Benchmark
Replacement Date and/or (ii) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for syndicated credit facilities denominated in the applicable Currency at such time.
“Benchmark Replacement Conforming Changes” means, with respect to the use or administration of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of
“Business Day,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice and substantially consistent with conforming changes made in other syndicated credit facilities for which JPMCB acts as administrative agent (or, if the
Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents).
“Benchmark Replacement Date” means, with respect to any Benchmark, the earliest to occur of the following events with respect to such then-current Benchmark:
(C)in the case of clause (1) or (2) of the definition of “Benchmark Transition
Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all
Available Tenors of such Benchmark (or such component thereof); or
(D)in the case of clause (3) of the definition of “Benchmark Transition
Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be no longer representative;
provided, that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such
Benchmark (or such component thereof) continues to be provided on such date.
For the avoidance of doubt, (i) if the event giving rise to the Benchmark
Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination and (ii) the “Benchmark Replacement Date” will be deemed to have occurred with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such
Benchmark (or the published component used in the calculation thereof).
“Benchmark Transition Event” means, with respect to any Benchmark, the occurrence of one or more of the following events with respect to such then-current Benchmark:
(E)a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof)
announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);
(F)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the NYFRB, the CME Term SOFR
Administrator (solely in the case of the Term SOFR Reference Rate), the central bank for the
Currency applicable to such Benchmark, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or
(G)a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or the administrator of such Benchmark (or such component thereof)
announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative.
For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).
“Benchmark Unavailability Period” means, with respect to any Benchmark, the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12 and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.12.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section
3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the
Code to which Section 4975 of the Code applies, and (c) any Person whose assets include (for purposes of the Plan Asset Regulations or otherwise for purposes of Title I of ERISA or Section
4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Board” means the Board of Governors of the Federal Reserve System of the
United States of America.
“Borrower” means FSK and each other Person designated as a “Borrower”
hereunder pursuant to Section 9.19, other than any such Person that has been released as a
Borrower as provided herein or is a Non-Surviving Borrower.
“Borrower LC Sublimit” means, with respect to a Borrower, at any time, the product of (x) the aggregate amount of all LC Commitments and (y) the ratio (expressed as a percentage) of such Borrower’s Subcommitments to total Commitments.  As of the Restatement
Effective Date, the Borrower LC Sublimit with respect to FSK is $400,000,000.
“Borrower Merger” means any transaction or a series of related transactions for the direct or indirect acquisition by a Borrower or any other member of its Obligor Group (such
Person, the “Surviving Obligor” and, the Borrower that either is the Surviving Obligor (including the ultimate Surviving Obligor as a result of a second-step merger) or is the direct or indirect parent of the Surviving Obligor, as applicable, the “Surviving Borrower”) of another Borrower
(such other Borrower, a “Non-Surviving Borrower”, and together with any other member of its
Obligor Group that will not survive such transaction, each a “Non-Surviving Obligor”); provided that such transaction or series of related transactions (w) is permitted under Section 6.03, (x)
results in substantially all assets of each Non-Surviving Obligor being assumed or acquired by a
Surviving Obligor, (y) does not result in a Change in Control of the Surviving Borrower and (z)
as a matter of law or pursuant to the express terms of the agreement or certificate effectuating such merger or consolidation, the obligations of each Non-Surviving Obligor under this
Agreement and each of the other Loan Documents (other than the Security Documents) to which such Non-Surviving Obligor (and, to the extent applicable, the other members of its Obligor
Group) is a party are assumed by the applicable Surviving Obligor (it being the understanding that in connection with any merger or consolidation effectuated in reliance on Section 6.03(e), the obligations of each Non-Surviving Obligor under this Agreement and each of the other Loan
Documents (other than the Security Documents) to which such Non-Surviving Obligor is a party shall be deemed automatically assumed hereunder by the applicable Surviving Obligor pursuant to Section 9.20).  A “Borrower Merger” will also include any “cash election” merger, any
“second-step” merger whereby a Surviving Obligor that is not a Borrower merges or consolidates with and into the Surviving Borrower and any cash paid on account of fractional shares in connection with any such transaction.
“Borrower Sublimit” means, with respect to a Borrower, the aggregate amount of all Lenders’ Subcommitments allocated to such Borrower, as such sublimit may be reduced or increased from time to time pursuant to Section 2.07, reduced from time to time pursuant to
Section 2.09 or as otherwise provided in this Agreement.  The amount of each Borrower’s
Borrower Sublimit is set forth on Schedule I.  As of the Restatement Effective Date, the
Borrower Sublimit with respect to FSK is $4,700,000,000.
“Borrowing” means, with respect to a Borrower, (a) all ABR Loans of the same
Class made to, or converted or continued on behalf of, such Borrower on the same date, (b) all
Term Benchmark Loans of the same Class made to such Borrower denominated in the same
Currency that have the same Interest Period, (c) all RFR Loans of the same Class made to such
Borrower denominated in the same Currency or (d) a Swingline Loan.
“Borrowing Base” has the meaning assigned to such term in Section 5.13.
“Borrowing Base Certificate” means a certificate of a Financial Officer of the applicable Borrower, substantially in the form of Exhibit D and appropriately completed.
“Borrowing Base Deficiency” means, with respect to a Borrower, at any date on which the same is determined, the amount, if any, that (a) the aggregate Covered Debt Amount of such Borrower as of such date exceeds (b) the Borrowing Base of such Borrower as of such date.
“Borrowing Request” means a request by a Borrower for a Borrowing in accordance with Section 2.03 substantially in the form approved by the Administrative Agent and separately provided to the Borrowers.
“Business Day” means, any day (other than a Saturday or a Sunday) on which banks are open for business in New York City or Chicago; provided that, (a) in relation to Loans denominated in GBP, any day (other than a Saturday or a Sunday) on which banks are open for business in London, (b) in relation to any Loan denominated in a Local Rate Currency, any day
(other than a Saturday or a Sunday) on which the central bank responsible for administering such
Currency is open for business, as determined by the Administrative Agent in its reasonable discretion, (c) in relation to Loans denominated in Euros and in relation to the calculation or computation of EURIBOR, any day which is a TARGET Day, (d) in relation to RFR Loans and any interest rate settings, fundings, disbursements, settlements or payments of any such RFR
Loan, or any other dealings in the applicable Currency of such RFR Loan, any such day that is only an RFR Business Day and (e) in relation to Loans denominated in Canadian Dollars and in relation to the calculation or computation of CORRA or the Canadian Prime Rate, any day on which banks are open for business in Toronto.

“Canadian Dollar” means the lawful money of Canada.
“Canadian Prime Rate” means, on any day, the rate determined by the
Administrative Agent to be the rate equal to the PRIMCAN Index rate that appears on the
Bloomberg screen at 10:15 a.m. Toronto time on such day (or, in the event that the PRIMCAN
Index is not published by Bloomberg, any other information services that publishes such index from time to time, as selected by the Administrative Agent in its reasonable discretion) provided, that if the Canadian Prime Rate as so determined would be less than 1.00% such rate shall be deemed to be 1.00% for purposes of this Agreement. Any change in the Canadian Prime Rate due to a change in the PRIMCAN Index shall be effective from and including the effective date of such change in the PRIMCAN Index.
“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use)
real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.  Notwithstanding any other provision contained herein, any change in GAAP after the Original Effective Date that would require an operating lease to be treated similar to a capital lease shall not be given effect hereunder.
“Capital Stock” has the meaning assigned to such term in Section 5.13.
“Cash” means any immediately available funds in Dollars or in any currency other than Dollars (measured in terms of the Dollar Equivalent thereof) which is a freely convertible currency.
“Cash Equivalents” means investments (other than Cash) that are one or more of the following obligations:
(i)U.S. Government Securities, in each case maturing within one year from the date of acquisition thereof;
(ii)investments in commercial paper or other short-term corporate obligations maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;
(iii)investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof (i) issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United
States of America or any State thereof or under the laws of the jurisdiction or any constituent jurisdiction thereof of any Agreed Foreign Currency, provided that such certificates of deposit, banker’s acceptances and time deposits are held in a securities account (as defined in the Uniform Commercial Code) through which the Collateral
Agent can perfect a security interest therein and (ii) having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;
(iv)fully collateralized repurchase agreements with a term of not more than 30 days from the date of acquisition thereof for U.S. Government Securities and entered into with (i) a financial institution satisfying the criteria described in clause (c) of this definition or (ii) an Approved Dealer having (or being a member of a consolidated group having) at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;

(v)investments in money market funds and mutual funds, which invest substantially all of their assets in Cash or assets of the types described in clauses (a)
through (d) above or have, at all times, credit ratings of “AAAm” or “AAAm-G” by S&P and “Aaa” and “MR+1” by Moody’s; and
(vi)a guaranteed reinvestment agreement from a bank (if treated as a deposit by such bank), insurance company or other corporation or entity, in each case, at the date of such acquisition having a credit rating of at least A-1 from S&P and at least P-1 from
Moody’s; provided that such agreement provides that it may be unwound at the option of the purchaser at any time without penalty;
provided, that (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone (for example, interest-only securities or “IOs”); (ii) if any of S&P or
Moody’s changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of S&P or Moody’s, as the case may be;
(iii) Cash Equivalents (other than U.S. Government Securities, certificates of deposit or repurchase agreements) shall not include any such investment representing more than 10% of total assets of the applicable Borrower and the other members of its Obligor Group in any single issuer; and (iv) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars or an Agreed Foreign Currency.
“Cash Pay Bank Loans” has the meaning assigned to such term in Section 5.13.
“CBR Loan” means a Loan that bears interest at a rate determined by reference to the Central Bank Rate or the Canadian Prime Rate.
“CBR Spread” means the Applicable Margin, applicable to such Loan that is replaced by a CBR Loan.
“CDO Securities” has the meaning assigned to such term in Section 5.13.
“Central Bank Rate” means, the greater of (A) (i) for any Loan denominated in (a)
Sterling, the Bank of England (or any successor thereto)’s “Bank Rate” as published by the Bank of England (or any successor thereto) from time to time, (b) Euro, one of the following three rates as may be selected by the Administrative Agent in its reasonable discretion: (1) the fixed rate for the main refinancing operations of the European Central Bank (or any successor thereto), or, if that rate is not published, the minimum bid rate for the main refinancing operations of the
European Central Bank (or any successor thereto), each as published by the European Central
Bank (or any successor thereto) from time to time, (2) the rate for the marginal lending facility of the European Central Bank (or any successor thereto), as published by the European Central
Bank (or any successor thereto) from time to time or (3) the rate for the deposit facility of the central banking system of the Participating Member States, as published by the European Central
Bank (or any successor thereto) from time to time and (c) any other Agreed Foreign Currency, a central bank rate as determined by the Administrative Agent in its reasonable discretion plus (ii)
the applicable Central Bank Rate Adjustment and (B) 0%.
“Central Bank Rate Adjustment” means, for any day, for any Loan denominated in (a) Euro, a rate equal to the difference (which may be a positive or negative value or zero) of
(i) the average of the Adjusted EURIBOR Rate for the five most recent Business Days preceding such day for which the EURIBOR Screen Rate was available (excluding, from such averaging, the highest and the lowest EURIBOR Rate applicable during such period of five Business Days)
minus (ii) the Central Bank Rate in respect of Euro in effect on the last Business Day in such period, (b) Pounds Sterling, a rate equal to the difference (which may be a positive or negative value or zero) of (i) the average of Adjusted Daily Simple RFR for the five most recent RFR
Business Days preceding such day for which SONIA was available (excluding, from such averaging, the highest and the lowest Adjusted Daily Simple RFR applicable during such period of five RFR Business Days) minus (ii) the Central Bank Rate in respect of Pounds Sterling in effect on the last RFR Business Day in such period, and (c) any other Agreed Foreign Currency, a Central Bank Rate Adjustment as determined by the Administrative Agent in its reasonable discretion. For purposes of this definition, (x) the term Central Bank Rate shall be determined disregarding clause (B) of the definition of such term and (y) the EURIBOR Rate on any day shall be based on the EURIBOR Screen Rate, on such day at approximately the time referred to in the definition of such term for deposits in Euros for a maturity of one month; provided that if such rate shall be less than 0.00%, such rate shall be deemed to be 0.00%.
“Change in Control” means, with respect to any Borrower, (a) except with respect to any Non-Surviving Borrower in a Borrower Merger, the acquisition of ownership, directly or indirectly, beneficially or of record, by any other Person or group (within the meaning of the
Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the
Restatement Effective Date), other than FS/KKR Advisor, of shares representing more than 35%
of the aggregate ordinary voting power represented by the issued and outstanding capital stock of such Borrower or (b) except with respect to any Non-Surviving Borrower in a Borrower Merger, the occupation of a majority of the seats (other than vacant seats) on the board of directors of such Borrower by other Persons who were neither (i) nominated by the requisite members of the board of directors of such Borrower nor (ii) appointed by a majority of the directors so nominated; other than, in the case of this clause (b), in connection with an initial public offering.
“Change in Law” means (a) the adoption or taking effect of any law, rule, regulation or treaty after the Restatement Effective Date, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority after the Restatement Effective Date or (c) compliance by any
Lender or any Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such
Lender or by such Lender’s or such Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Restatement Effective Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and
all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on
Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a
“Change in Law”, regardless of the date enacted, adopted or issued.
“Class”, when used in reference to any Loan or Borrowing, refers to whether such
Loan, or the Loans constituting such Borrowing, are Dollar Loans or Multicurrency Loans or
Swingline Loans; when used in reference to any Lender, refers to whether such Lender is a
Dollar Lender or a Multicurrency Lender; when used in reference to any Subcommitment, refers to whether such Subcommitment is a Dollar Subcommitment or a Multicurrency
Subcommitment; when used in reference to any Commitment, refers to whether such
Commitment is a Dollar Commitment or a Multicurrency Commitment and, when used in reference to any LC Exposure, refers to whether such LC Exposure is a Dollar LC Exposure or a
Multicurrency LC Exposure.
“CME Term SOFR Administrator” means CME Group Benchmark
Administration Limited as administrator of the forward-looking term Secured Overnight

Financing Rate (SOFR) (or a successor administrator selected by the Administrative Agent in its reasonable discretion).
“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
“Collateral” has the meaning, with respect to a Borrower, assigned to such term in the Guarantee and Security Agreement to which such Borrower is a party.
“Collateral Agent” means ING in its capacity as Collateral Agent under each
Guarantee and Security Agreement, and includes any successor Collateral Agent under such
Guarantee and Security Agreement.
“Collateral Pool” means, with respect to a Borrower, at any time, each Portfolio
Investment of such Borrower or any other member of its Obligor Group, as applicable, that has been Delivered (as defined in the Guarantee and Security Agreement to which such Borrower is a party) to the Collateral Agent and is subject to the Lien of the Guarantee and Security
Agreement to which such Borrower is a party, and then only for so long as such Portfolio
Investment of such Borrower or such other Obligor, continues to be Delivered as contemplated therein and in which the Collateral Agent has a first-priority perfected Lien as security for the
Secured Obligations (as defined in such Guarantee and Security Agreement) of such Borrower or such other Obligor (subject to any Lien permitted by Section 6.02 hereof); provided that in the case of any Portfolio Investment of such Borrower or such other Obligor in which the Collateral
Agent has a first-priority perfected (other than, for a period of up to 7 days or such longer period up to sixty (60) days as the Administrative Agent and the Collateral Agent may agree in their respective sole discretion), customary rights of setoff, banker’s lien, security interest or other like right upon deposit accounts and securities accounts of such Obligor in which such Portfolio
Investments are held) security interest pursuant to a valid Uniform Commercial Code filing, such
Portfolio Investment may be included in the Borrowing Base of the applicable Borrower so long as all remaining actions to complete “Delivery” are satisfied in full within 7 days of such inclusion or such longer period up to sixty (60) days as the Administrative Agent and the
Collateral Agent may agree in their respective sole discretion).
“Combined Debt Amount” means, with respect to a Borrower, as of any date, (i)
the aggregate amount of Subcommitments with respect to such Borrower as of such date (or, if greater the Revolving Credit Exposures of all Lenders with respect to such Borrower as of such date) plus (ii) the aggregate amount of outstanding Designated Indebtedness of such Borrower and, without duplication, the aggregate amount of unused and available commitments of the holders of Designated Indebtedness of such Borrower to extend credit to such Borrower that will give rise to Designated Indebtedness under the Guarantee and Security Agreement to which such
Borrower is a party.
“Commitment” means, collectively, the Dollar Commitments and the
Multicurrency Commitments.
“Commitment Increase” has the meaning assigned to such term in Section 2.07(e).
“Commitment Increase Date” has the meaning assigned to such term in
Section 2.07(e).
“Commitment Termination Date” means July 16, 2029.
“Concurrent Transactions” means, with respect to any proposed action or transaction of a Borrower hereunder, (a) any acquisition or sale of Portfolio Investments or other property or assets, (b) any payment of outstanding Loans, cash collateralization of Letters of
Credit as contemplated by Section 2.04(k), or payment of other Indebtedness that is included in the Covered Debt Amount of such Borrower, (c) any return of capital or other distribution or receipt of cash from any Investment, (d) any incurrence of Indebtedness and the use of proceeds thereof, (e) any sale of Equity Interests of such Borrower, and (f) any pro forma adjustments related to any of the actions or transactions described in the foregoing clauses (a) through (e), in each case, by such Borrower (x) that occurs substantially simultaneously with such proposed action or transaction by such Borrower and (y) is evidenced by a current Borrowing Base
Certificate delivered by such Borrower (which may include any activities permitted to be included under clause (x) above).
“Contingent Borrowing Base Deficiency” means, with respect to a Borrower, at any time that any Contingent Secured Indebtedness of such Borrower is outstanding, if the inclusion of all such Contingent Secured Indebtedness and the Portfolio Investments subject to the underlying repurchase transactions in the Covered Debt Amount of such Borrower and the
Borrowing Base of such Borrower, respectively, would result in a Borrowing Base Deficiency of such Borrower.
“Contingent Secured Indebtedness” means, with respect to a Borrower, on any date, Indebtedness of such Borrower or any other member of its Obligor Group (which may be guaranteed by one or more other members of such Obligor Group) that (a) is incurred pursuant to one or more repurchase arrangements, (b) has a maturity at issuance of no more than 180 days
(or, in the case of any renewal or extension thereof, 180 days after the then-current expiration date of such Contingent Secured Indebtedness) and (c) is not secured by any Collateral (other than by (x) any Portfolio Investment to the extent otherwise permitted to be transferred to an
Excluded Asset hereunder, (y) the participation interest such Obligor sells in the underlying asset for such repurchase agreement(s) and such underlying asset or (z) any note or security issued by a Subsidiary of an Obligor that such Obligor sells or purports to sell, which economically represents the underlying asset for such repurchase agreement).
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  “Controlling” and “Controlled” have meanings correlative thereto.
“Controlled Foreign Corporation” means, with respect to any Person, an entity that (a) is (i) a Subsidiary which is a “controlled foreign corporation” of such Person (within the meaning of Section 957 of the Code) or any direct or indirect subsidiary of such a corporation,
(ii) a directly or indirectly owned subsidiary of such Person substantially all the assets of which consist of equity in Subsidiaries described in clause (i) of this definition, or (iii) an entity treated as a partnership or as a disregarded entity for U.S. federal income tax purposes whose sole assets are more than 65% of the voting stock of a Subsidiary described in clause (i) or (ii) of this definition and (b) is not a Foreign Subsidiary that is an Obligor.
“CORRA” means the Canadian Overnight Repo Rate Average administered and published by the Bank of Canada (or any successor administrator).
“CORRA Administrator” means the Bank of Canada (or any successor administrator).
“CORRA Determination Date” has the meaning specified in the definition of
“Daily Simple CORRA”.

“CORRA Rate Day” has the meaning specified in the definition of “Daily Simple
CORRA”.
“Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor.
“Covered Debt Amount” means, with respect to a Borrower, on any date, without duplication, (a) all of the Revolving Credit Exposures of all Lenders to such Borrower on such date plus (b) the aggregate principal amount of outstanding Other Secured Indebtedness, Special
Shorter-Term Unsecured Indebtedness and 50% of the aggregate principal amount of outstanding
Shorter-Term Unsecured Indebtedness of such Borrower and the other members of its Obligor
Group, in each case, on such date plus (c) the aggregate amount of any Indebtedness of such
Borrower and the other members of its Obligor Group incurred pursuant to Section 6.01(g) plus
(d) the aggregate principal amount of, (i) solely with respect to FSK (or any successor), the FSK
Notes and (ii) with respect to each Borrower, all Special Longer-Term Unsecured Indebtedness
(other than any Excess Special Longer-Term Unsecured Indebtedness) and 50% of all Shorter-
Term Unsecured Indebtedness of such Borrower and the other members of its Obligor Group, solely to the extent that such FSK Notes, Special Longer-Term Unsecured Indebtedness or
Shorter-Term Unsecured Indebtedness, as applicable, are within 9 months of the scheduled maturity or earlier redemption date of such Indebtedness plus (e) any portion of any Unsecured
Longer-Term Indebtedness, Special Longer-Term Unsecured Indebtedness and Shorter-Term
Unsecured Indebtedness that is subject to a contractually scheduled amortization payment, other principal payment or redemption (other than any conversion into Permitted Equity Interests)
earlier than the scheduled maturity date of such Indebtedness, but only to the extent of such portion and beginning upon the date that is the later of (i) 9 months prior to such scheduled amortization payment, other principal payment or redemption and (ii) the date such Borrower becomes aware that such Indebtedness is required to be paid or redeemed, plus (f) Hedging
Agreement Obligations (as defined in the Guarantee and Security Agreement to which such
Borrower is a party) (other than Hedging Agreement Obligations arising from Hedging
Agreements entered into pursuant to Section 6.04(c)) minus (g) the LC Exposures with respect to such Borrower fully cash collateralized on such date pursuant to Section 2.04(k) and the last paragraph of Section 2.08(a) or otherwise backstopped in a manner satisfactory to the relevant
Issuing Bank in its sole discretion.
“Covered Entity” means any of the following:
(a)a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);
(b)a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or
(c)a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Credit Default Swap” means any credit default swap entered into as a means to
(i) invest in bonds, notes, loans, debentures or securities on a leveraged basis or (ii) hedge the default risk of bonds, notes, loans, debentures or securities.
“Currency” means Dollars or any Foreign Currency.
“Custodian” means, with respect to each Borrower, State Street Bank and Trust
Company, or any other financial institution mutually agreeable to the Collateral Agent and such

Borrower, as custodian holding documentation for Portfolio Investments, and accounts of such
Borrower and/or any other member of its Obligor Group holding Portfolio Investments, on behalf of such Borrower and/or such other Obligor or any successor in such capacity pursuant to the Custodian Agreement.  The term “Custodian” includes any agent or sub-custodian acting on behalf of the Custodian.
“Custodian Agreement” means, so long as such agreement is in full force and effect, (a) with respect to FSK and the other members of its Obligor Group, (i) the Custodian
Agreement dated as of November 14, 2011, by and among FSK, the Custodian, the other members of FSK’s Obligor Group from time to time party thereto and other parties from time to time party thereto,  and (ii) the Custodian Agreement dated as of February 8, 2012, by and among FSK, the Custodian, the other members of FSK’s Obligor Group from time to time party thereto and other parties from time to time party thereto and (b) with respect to any Borrower, any other custodian agreement by and among such Borrower, the Custodian, the other members of such Borrower’s Obligor Group from time to time party thereto and other parties from time to time party thereto in form and substance substantially similar to a Custodian Agreement described in clause (a) or otherwise reasonably acceptable to the Collateral Agent.
“Daily Simple CORRA” means, for any day (a “CORRA Rate Day”), a rate per annum equal to CORRA for the day (such day “CORRA Determination Date”) that is four (4)
RFR Business Days prior to (i) if such CORRA Rate Day is an RFR Business Day, such
CORRA Rate Day or (ii) if such CORRA Rate Day is not an RFR Business Day, the RFR
Business Day immediately preceding such CORRA Rate Day, in each case, as such CORRA is published by the CORRA Administrator on the CORRA Administrator’s website. Any change in
Daily Simple CORRA due to a change in CORRA shall be effective from and including the effective date of such change in CORRA without notice to the Borrower. If by 5:00 p.m. Toronto time) on any given CORRA Determination Date, CORRA in respect of such CORRA
Determination Date has not been published on the CORRA Administrator’s website and a
Benchmark Replacement Date with respect to the Daily Simple CORRA has not occurred, then
CORRA for such CORRA Determination Date will be CORRA as published in respect of the first preceding RFR Business Day for which such CORRA was published on the CORRA
Administrator’s website, so long as such first preceding RFR Business Day is not more than four
(4) Business Days prior to such CORRA Determination Date.
“Daily Simple ESTR” means, with respect to any Swingline Loan denominated in
Euros for any Business Day, an interest rate per annum equal to the greater of (a) ESTR based on the published rate of ESTR as of the Business Day of such request and (b) 0%.  Any change in
Daily Simple ESTR due to a change in the applicable ESTR shall be effective from and including the effective date of such change in the ESTR without notice.
“Daily Simple RFR” means, for any day (an “RFR Interest Day”), an interest rate per annum equal to, for any RFR Loan (i) denominated in Pounds Sterling, SONIA for the day that is 5 RFR Business Days prior to (A) if such RFR Interest Day is an RFR Business Day, such
RFR Interest Day or (B) if such RFR Interest Day is not an RFR Business Day, the RFR
Business Day immediately preceding such RFR Interest Day, in each case, as such SONIA is published by the SONIA Administrator on the SONIA Administrator’s Website, (ii)
denominated in Dollars, but only to the extent required as a Benchmark Replacement for, or due to the unavailability of, Adjusted Term SOFR Rate in accordance with Section 2.12, the sum of
(A) Daily Simple SOFR and (B) 0.10% and (iii) that is a Swingline Loan denominated in Euros,
Daily Simple ESTR and (iv) denominated in Canadian Dollars, Daily Simple CORRA
(following a Benchmark Transition Event and a Benchmark Replacement Date with respect to
Term CORRA).

“Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is five (5) RFR Business
Days prior to (i) if such SOFR Rate Day is an RFR Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not an RFR Business Day, the RFR Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR
Administrator on the SOFR Administrator’s Website.  If by 5:00 p.m. (New York City time) on the second (2nd) RFR Business Day immediately following any SOFR Determination Date, the
SOFR in respect of such SOFR Determination Date has not been published on the SOFR
Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple
SOFR has not occurred, then the SOFR for such SOFR Determination Date will be the SOFR as published in respect of the first preceding RFR Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided that any SOFR determined pursuant to this sentence shall be utilized for purposes of the calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days.  Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.
“Default” means, with respect to a Borrower, any event or condition which constitutes an Event of Default with respect to such Borrower or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default with respect to such
Borrower.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“Defaulting Lender” means any Lender that has, as determined by the
Administrative Agent, (a) failed to fund any portion of its Loans or participations in Letters of
Credit within two (2) Business Days of the date required to be funded by it hereunder, unless, in the case of any Loan, such Lender notifies the Administrative Agent and the applicable Borrower in writing that such Lender’s failure is based on such Lender’s reasonable determination that the conditions precedent to funding such Loan under this Agreement have not been met, such conditions have not otherwise been waived in accordance with the terms of this Agreement and such Lender has advised the Administrative Agent and the applicable Borrower in writing (with reasonable detail of those conditions that have not been satisfied) prior to the time at which such funding was to have been made, (b) notified any Borrower, the Administrative Agent, any
Issuing Bank or any Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s commercially reasonable determination that one or more conditions precedent to funding (which conditions precedent, together with any applicable default shall be specifically identified in such writing or such public statement) cannot be satisfied), (c) failed, within three (3) Business Days after request by the Administrative Agent or any Borrower, to confirm in writing to the Administrative Agent and such Borrower that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit (provided that such Lender shall cease to be a
Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the
Administrative Agent and such Borrower), (d) otherwise failed to pay over to the Administrative
Agent or any other Lender any other amount required to be paid by it hereunder within two (2)
Business Days of the date when due, unless the subject of a good faith dispute, (e) other than via an Undisclosed Administration, (i) become or is insolvent or has a parent company that has become or is insolvent, (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar
Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment, (f)
become the subject of a Bail-In Action or has a parent company that has become the subject of a
Bail-In Action (unless in the case of any Lender referred to in this clause (f) the Borrowers, the
Administrative Agent and the Issuing Banks shall be satisfied in the exercise of their respective reasonable discretion that such Lender intends, and has all approvals required to enable it, to continue to perform its obligations as a Lender hereunder) or (g) a Lender is a GBSA Lender with respect to which a GBSA Initial Notice has been given; provided that, for the avoidance of doubt, a Lender shall not be a Defaulting Lender solely by virtue of (i) the ownership or acquisition of any equity interest in such Lender or any direct or indirect parent company thereof by a Governmental Authority or (ii) in the case of a solvent Person, the precautionary appointment of an administrator, guardian, custodian or other similar official by a Governmental
Authority under or based on the law of the country where such Person is subject to home jurisdiction supervision if applicable law requires that such appointment not be publicly disclosed, in each case of clauses (i) and (ii), where such action does not result in or provide such
Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such
Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
“Designated Indebtedness” means, with respect to a Borrower, any Other Secured
Indebtedness of such Borrower or any other member of its Obligor Group (including, without limitation, any prepayment penalty, premium, make-whole fee or similar amounts owed in connection with such indebtedness) that has been designated by such Borrower at the time of the incurrence thereof as, or is deemed to be by the Surviving Borrower upon the consummation of a
Borrower Merger, “Designated Indebtedness” pursuant to and for purposes of the Guarantee and
Security Agreement to which such Borrower is a party in accordance with the requirements of
Section 6.01 thereof (regardless of whether such Designated Indebtedness shall continue to constitute Other Secured Indebtedness).
“Designated Subsidiary” means:
SECTION 1.01.(1)with respect to FSK, CCT Tokyo Funding LLC, FS
KKR MM CLO 1 LLC, Meadowbrook Run LLC, ~~Ambler Funding LLC,~~ KKR - FSK CLO 2
LLC and Callowhill Street Funding LLC and (2) with respect to any Borrower, any other direct or indirect Subsidiary of such Borrower or any other member of its Obligor Group designated by such Borrower as a “Designated Subsidiary”, which, in the case of any entity in clause (1) or (2), meets the following criteria:
(a)to which such Borrower or any other member of its Obligor Group sells, conveys or otherwise transfers (whether directly or indirectly) Cash, Cash Equivalents or one or more Portfolio Investments, and which engages in no material activities other than in connection with the holding, purchasing and financing of one or more such assets;
(b)no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary (A) is Guaranteed by such Borrower or such other Obligor
(other than Guarantees in respect of Standard Securitization Undertakings), (B) is recourse to or obligates such Borrower or such other Obligor in any way other than pursuant to Standard
Securitization Undertakings or (C) subjects any property of such Borrower or such other Obligor
(other than property that has been contributed or sold, purported to be sold or otherwise transferred to such Subsidiary or any equity of such Subsidiary), directly or indirectly,

contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard
Securitization Undertakings or any Guarantee thereof;
(c)with which no such Borrower or such other Obligor has any material contract, agreement, arrangement or understanding other than on terms no less favorable to such Borrower or such other Obligor, as applicable, than those that might be obtained at the time from Persons that are not Affiliates of such Borrower or such other Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets, and pursuant to any Standard Securitization Undertakings; and
(d)to which no such Borrower or such other Obligor has any
obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization
Undertakings;
SECTION 1.02.any passive holding company that is designated by such
Borrower (as provided below) as a Designated Subsidiary, so long as:
(a)such passive holding company is the direct parent of a Designated
Subsidiary referred to in clause (a);
(b)such passive holding company engages in no activities and has no assets (other than in connection with the transfer of assets to and from a Designated Subsidiary referred to in clause (a), and its ownership of all of the Equity Interests of a Designated
Subsidiary referred to in clause (a), any contracts, agreements, arrangements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings) or liabilities (other than in connection with any contracts, agreements, arrangements or arrangements not prohibited by clause (iii) below and Standard Securitization Undertakings);
(c)all of the Equity Interests of such passive holding company are owned directly by such Borrower or such other Obligor and are pledged as Collateral for the
Secured Obligations (as defined in the Guarantee and Security Agreement to which such
Borrower is a party) and the Collateral Agent has a first-priority perfected Lien (subject to no other Liens other than Liens permitted under Section 6.02) on such Equity Interests;
(d)no such Borrower or such other Obligor has any material contract, agreement, arrangement or understanding with such passive holding company, other than on terms, taken as a whole, no less favorable to such Obligor than those that might be obtained at the time from Persons that are not Affiliates of any Obligor, other than fees payable in the ordinary course of business in connection with servicing receivables or financial assets and pursuant to any Standard Securitization Undertakings; and
(e)no such Borrower or such other Obligor has any obligation to maintain or preserve such passive holding company’s financial condition or cause such entity to achieve certain levels of operating results, other than pursuant to Standard Securitization
Undertakings; or
SECTION 1.03.any SBIC Subsidiary of such Borrower or such other
Obligor.
Any such designation under clause (a)(2) or (b) above by such Borrower shall be effected pursuant to a certificate of a Financial Officer of such Borrower delivered to the Administrative
Agent, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complied with the foregoing conditions set forth in clause (a)(2) or
(b), as applicable.  Each Subsidiary of a Designated Subsidiary shall be deemed to be a
Designated Subsidiary and shall comply with the foregoing requirements of this definition.  The parties hereby agree that the Subsidiaries identified as Designated Subsidiaries on Schedule III hereto shall each constitute a Designated Subsidiary so long as they comply with the foregoing requirements of this definition.  Upon the consummation of a Borrower Merger, any Designated
Subsidiary (if any) of a Non-Surviving Borrower shall be automatically deemed a Designated
Subsidiary of the Surviving Borrower without the delivery of a certificate of a Financial Officer of such Surviving Borrower so long as such Designated Subsidiary continues to satisfy the criteria of a “Designated Subsidiary”.
“Disqualified Equity Interests” means, with respect to a Borrower, stock of such
Borrower (including, for the avoidance of doubt, any Permitted Equity Interest) that after its issuance is subject to any agreement between the holder of such stock and such Borrower where such Borrower is required to purchase, redeem, retire, acquire, cancel or terminate all such stock, other than (x) as a result of a change of control or asset sale or (y) in connection with any purchase, redemption, retirement, acquisition, cancellation or termination with, or in exchange for, shares of stock.
“Disqualified Lender” means (i) those Persons that have been identified by any
Borrower in writing to the Administrative Agent on or prior to the Restatement Effective Date,
(ii) any Person that is identified by any Borrower in writing to the Administrative Agent and approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) and (iii) Affiliates of any Person identified in clauses (i) or (ii) above that are either identified in writing to the Administrative Agent by any Borrower from time to time or readily identifiable solely based on similarity of such Affiliate’s name.  The identification of a
Disqualified Lender after the Restatement Effective Date shall not apply to retroactively disqualify any Person that has previously acquired an assignment or participation interest in any
Loan or Commitment (or any Person that, prior to such identification, has entered into a bona fide and binding trade for either of the foregoing and has not yet acquired such assignment or participation); provided, that any designation of a Person as a Disqualified Lender shall not be effective until the Business Day after the later of (x) written notice thereof by the applicable
Borrower to the Administrative Agent in accordance with the next succeeding sentence or (y)
approval by the Administrative Agent, to the extent that such approval is required pursuant to clause (ii) hereof.  Any supplement or other modification to the list of Persons identified as
Disqualified Lenders shall be e-mailed to the Administrative Agent at
JPMDQcontact@JPMorgan.com.
“Documentation Agent” means each of Bank of Montreal, Truist Bank, MUFG and SMBC.
“Dollar Commitment” means, with respect to each Dollar Lender, the sum of all of such Dollar Lender’s Dollar Subcommitments.  The aggregate amount of each Lender’s
Dollar Commitment is set forth on Schedule I or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Dollar Commitment, as applicable.  The aggregate amount of the Lenders’ Dollar Commitments as of the ~~Restatement~~First Amendment Effective
Date is $~~845,000,000~~728,448,275.
“Dollar Equivalent” means, for any amount, at the time of determination thereof,
(a) if such amount is expressed in Dollars, such amount, and (b) if such amount is expressed in a
Foreign Currency, the equivalent of such amount in Dollars determined at such time on the basis of the Exchange Rate for the purchase of Dollars with such Foreign Currency at such time.

“Dollar Issuing Bank” means any Issuing Bank identified in Schedule I (as amended from time to time pursuant to Section 2.07), and its successors in such capacity as provided in Section 2.04(j), that has agreed to issue Letters of Credit to any Borrower under its respective Dollar Commitments.
“Dollar LC Exposure” means a Dollar Lender’s LC Exposure under its Dollar
Subcommitments.
“Dollar Lender” means the Persons listed on Schedule I as having Dollar
Subcommitments and any other Person that shall have become a party hereto pursuant to an
Assignment and Assumption that provides for it to assume Dollar Subcommitments or to acquire
Revolving Dollar Credit Exposure, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise in accordance with the terms hereof.
“Dollar Loan” means, with respect to a Borrower, a Loan denominated in Dollars made to such Borrower by a Dollar Lender.
“Dollar Subcommitment” means, with respect to each Dollar Lender and each
Borrower, the commitment of such Dollar Lender to make Loans to such Borrower denominated in Dollars, and to acquire participations in Letters of Credit issued on behalf of such Borrower denominated in Dollars hereunder, in each case, under its Dollar Commitments, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Dollar Credit
Exposure permitted hereunder with respect to such Borrower, as such commitment may be
(a) reduced, increased or reallocated from time to time pursuant to Section 2.07 or reduced from time to time pursuant to Section 2.09 or as otherwise provided in this Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to
Section 9.04.  The aggregate amount of each Lender’s Dollar Subcommitment with respect to each Borrower is set forth on Schedule I.
“Dollar Swingline Exposure” means a Dollar Lender’s Swingline Exposure under its Dollar Commitment.
“Dollars” or “$” refers to lawful money of the United States of America.
“Domestic Subsidiary” means, with respect to any Person, any Subsidiary of such
Person other than a Controlled Foreign Corporation or a Foreign Subsidiary that is an Obligor.
“EEA Financial Institution” means (a) any institution established in any EEA
Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union,
Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any
Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.  As used in this Agreement, “Equity
Interests” shall not include convertible debt unless and until such debt has been converted to capital stock.
“ERISA” means the U.S. Employee Retirement Income Security Act of 1974, as
amended from time to time.
“ERISA Affiliate” means, with respect to a Borrower, any trade or business
(whether or not incorporated) that, together with such Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and
Section 412 of the Code, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.
“ERISA Event” means, with respect to a Borrower, (a) any “reportable event,” as defined in Section 4043(c) of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standards (set forth in Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA)
applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(c) of the
Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by such Borrower or any of its ERISA
Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan
(other than premiums due and not delinquent under Section 4007 of ERISA); (e) the receipt by such Borrower or any of its ERISA Affiliates from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan under Section 4041(c) of ERISA or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (f) the incurrence by such
Borrower or any of its ERISA Affiliates of any liability with respect to a withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA), a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA or a “complete withdrawal” or “partial withdrawal” (within the meanings of Sections 4203 and 4205 of ERISA) from any
Multiemployer Plan; or (g) the receipt by such Borrower or any of its ERISA Affiliates of any notice from any Multiemployer Plan concerning the imposition of Withdrawal Liability on such
Borrower or any of its ERISA Affiliates or a determination that a Multiemployer Plan is
“insolvent” (within the meaning of Section 4245 of ERISA) or in “reorganization” (within the meaning of Section 4241 of ERISA).
“ESTR” means, with respect to any Business Day, a rate per annum equal to the
Euro Short Term Rate for such Business Day published by the ESTR Administrator on the ESTR
Administrator’s Website.
“ESTR Administrator” means the European Central Bank (or any successor administrator of the Euro Short Term Rate).
“ESTR Administrator’s Website” means the European Central Bank’s website, currently at http://www.ecb.europa.eu, or any successor source for the Euro Short Term Rate identified as such by the ESTR Administrator from time to time.
“ESTR Loans” means a Loan that bears interest at a rate based on Daily Simple
ESTR.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor Person), as in effect from time to time.

“EURIBOR” means, with respect to any Term Benchmark Borrowing denominated in Euros and for any Interest Period, the EURIBOR Screen Rate, two TARGET
Days prior to the commencement of such Interest Period.
“EURIBOR Screen Rate” means the euro interbank offered rate administered by the European Money Markets Institute (or any other Person which takes over the administration of that rate) for the relevant period displayed (before any correction, recalculation or republication by the administrator) on page EURIBOR01 of the Thomson Reuters screen (or any replacement Thomson Reuters page which displays that rate) or on the appropriate page of such other information service which publishes that rate from time to time in place of Thomson
Reuters as published at approximately 11:00 a.m. Brussels time on such date of determination.  If such page or service ceases to be available, the Administrative Agent may specify another page or service displaying the relevant rate in its reasonable discretion after consultation with the
Borrowers.  If the EURIBOR Screen Rate so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement.
“Euro” refers to the lawful money of the Participating Member States.
“Event of Default” has the meaning assigned to such term in Article VII.
“Excess Special Longer-Term Unsecured Indebtedness” means any Special
Longer-Term Unsecured Indebtedness in excess of $1,250,000,000 at any one time outstanding.
“Exchange Rate” means, on any day with respect to any Foreign Currency, the rate of exchange for the purchase of Dollars with such Foreign Currency last provided (either by publication or otherwise provided to the Administrative Agent) by the applicable Thomson
Reuters Corp. (“Reuters”) source on the Business Day (New York City time) immediately preceding the date of determination or if such service ceases to be available or ceases to provide a rate of exchange for the purchase of Dollars with the Foreign Currency, as provided by such other publicly available information service which provides that rate of exchange at such time in place of Reuters chosen by the Administrative Agent in its sole discretion.
“Excluded Assets” means, with respect to a Borrower, entities identified as
Excluded Assets in Schedule VII hereto, any CDO Securities and finance lease obligations,
Designated Subsidiaries, and any similar assets or entities, in each case, in which such Borrower or any other member of its Obligor Group holds an interest on or after the Restatement Effective
Date, and, in each case, their respective Subsidiaries, unless, in the case of any such asset or entity, such Borrower designates in writing to the Collateral Agent that such asset or entity is not to be an Excluded Asset.  Upon the consummation of a Borrower Merger, any Excluded Asset (if any) of a Non-Surviving Borrower shall be automatically deemed an Excluded Asset of the
Surviving Borrower so long as such Excluded Asset continues to satisfy the criteria of an
“Excluded Asset”.
“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) Taxes imposed on (or measured by) its net income, franchise taxes and branch profits taxes, in each case (i) imposed by the United States of
America, or by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any
Lender, in which its applicable lending office is located, or (ii) that are Other Connection Taxes,
(b) in the case of a Lender (other than an assignee pursuant to a request by such Borrower under
Section 2.19(b)), any U.S. withholding tax that is imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from such
Borrower with respect to such U.S. withholding tax pursuant to Section 2.16(a), (c) any U.S.
withholding Taxes imposed under FATCA and (d) any Tax imposed as a result of the
Administrative Agent’s, such Lender’s or such Issuing Bank’s failure or inability to comply with
Section 2.16(e), (f) or (g).
“Existing Lender” means each Lender with Revolving Credit Exposure immediately prior to the Restatement Effective Date.
“Extending Lenders” means (a) each Existing Lender that has agreed to extend its
Subcommitments as set forth on Schedule I, (b) each Non-Extending Lender that has agreed after the Restatement Effective Date to become an “Extending Lender” (which agreement shall be in form and substance reasonably satisfactory to the Borrowers and the Administrative Agent (but
without the consent of any other Lender) and, in the case of any assignee of a Non-Extending
Lender, may be included in the Assignment and Assumption Agreement pursuant to which such assignee assumed the Commitment or Revolving Credit Exposure of a Non-Extending Lender),
(c) any Assuming Lender and (d) any other Person that shall have become a party hereto pursuant to an Assignment and Assumption that provides for it to assume any Subcommitment or to acquire Revolving Credit Exposure from any Extending Lender, as applicable, in each case, other than any such Person that ceases to be a party hereto pursuant to an Assignment and
Assumption or otherwise in accordance with the terms hereof.
“Extraordinary Receipts” means, with respect to a Borrower any cash received by or paid to or for the account of such Borrower or any other member of its Obligor Group not in the ordinary course of business, including any foreign, United States, state or local tax refunds, pension plan reversions, judgments, proceeds of settlements or other consideration of any kind in connection with any cause of action, condemnation awards (and payments in lieu thereof), indemnity payments and any purchase price adjustment received in connection with any purchase agreement and proceeds of insurance (excluding, however, for the avoidance of doubt, proceeds of any issuance of Equity Interests by such Borrower or proceeds of any Asset Sale of,
Return of Capital received by or issuances of Indebtedness by such Borrower or any such other
Obligor); provided, however, that Extraordinary Receipts shall not include any (v) taxes paid or reasonably estimated to be payable by such Borrower or such other Obligor as a result of such cash receipts (after taking into account any available tax credits or deductions), (w) amounts that such Borrower or such other Obligor receives from the Administrative Agent or any Lender pursuant to Section 2.16(h), (x) cash receipts to the extent received from proceeds of insurance, condemnation awards (or payments in lieu thereof), indemnity payments or payments in respect of judgments or settlements of claims, litigation or proceedings to the extent that such proceeds, awards or payments are received by any Person in respect of any unaffiliated third party claim against or loss by such Person and promptly applied to pay (or to reimburse such Person for its prior payment of) such claim or loss and the costs and expenses of such Person with respect thereto, (y) any costs, fees, commissions, premiums and expenses incurred by such Borrower or such other Obligor directly incidental to such cash receipts, including reasonable legal fees and expenses or (z) proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings.
“Facility Termination Date” means, the date on which (a) the Commitments have expired or been terminated, (b) the principal of and accrued interest on each Loan and all fees and other amounts payable hereunder (other than Unasserted Contingent Obligations) shall have been paid in full, (c) all Letters of Credit shall have (w) expired, (x) terminated, (y) been cash collateralized or (z) otherwise been backstopped in a manner satisfactory to the relevant Issuing
Bank in its sole discretion and (d) all LC Disbursements then outstanding shall have been reimbursed.

“FATCA” means Sections 1471 through 1474 of the Code, as of the Restatement
Effective Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or official practices adopted pursuant to any published intergovernmental agreement entered into in connection with the implementation of such sections of the Code.
“Federal Funds Effective Rate” means, for any day, the rate calculated by the
NYFRB based on such day’s federal funds transactions by depositary institutions, as determined in such manner as the NYFRB shall set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as the federal funds effective rate; provided that if the Federal Funds Effective Rate shall be less than zero, the Federal Funds
Effective Rate shall be deemed to be zero for purposes of this Agreement.
“Financial Officer” means, with respect to a Borrower, the chief executive officer, chief operating officer, president, co-president, chief financial officer, principal accounting officer, chief accounting officer, treasurer, assistant treasurer, controller, assistant controller, chief legal officer or chief compliance officer of such Borrower.
“First Amendment Effective Date” means May 8, 2026.
“First Lien Bank Loan” has the meaning assigned to such term in Section 5.13.
“Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this
Agreement or otherwise) with respect to Adjusted Term SOFR Rate, Adjusted EURIBOR Rate,
Adjusted Daily Simple RFR, Daily Simple SOFR, the applicable Local Rate or the Central Bank
Rate, as applicable.  For the avoidance of doubt the initial Floor for each of Adjusted Term
SOFR Rate, Adjusted EURIBOR Rate, Adjusted Daily Simple RFR, Daily Simple SOFR, the
applicable Local Rate or the Central Bank Rate shall be 0%.
“Foreign Currency” means at any time any Currency other than Dollars.
“Foreign Currency Equivalent” means, with respect to any amount in Dollars, the amount of any Foreign Currency that could be purchased with such amount of Dollars using the reciprocal of the foreign exchange rate(s) specified in the definition of the term “Dollar
Equivalent”, as determined by the Administrative Agent.
“Foreign Lender” means any Lender or Issuing Bank that is not a “United States person” as defined under Section 7701(a)(30) of the Code.
“Foreign Subsidiary” means, with respect to any Obligor, any Subsidiary of such
Obligor that is organized in a Permitted Foreign Jurisdiction; provided that, prior to any Foreign
Subsidiary becoming a Subsidiary Guarantor pursuant to Section 5.08(a) hereof, the
Administrative Agent and Collateral Agent shall have either (a) given prior written consent (not to be unreasonably conditioned, withheld or delayed) with respect to adding such Subsidiary as a new Obligor or (b) received legal opinions from local counsel in the relevant jurisdiction confirming the availability, validity and enforceability of guarantees and collateral support to be provided by each such Subsidiary in form and substance reasonably satisfactory to the
Administrative Agent.
“FS/KKR Advisor” means FS/KKR Advisor, LLC, a Delaware limited liability company, or any of its Affiliates.

“FSK” means FS KKR Capital Corp., a Maryland corporation.
“FSK 2026 Notes” means FSK’s 3.400% senior unsecured notes due January 15,
2026 outstanding as of the Restatement Effective Date.
“FSK 2027 Notes” means FSK’s 2.625% senior unsecured notes due January 15,
2027 outstanding as of the Restatement Effective Date.
“FSK 2027-2 Notes” means FSK’s 3.250% senior unsecured notes due July 15,
2027 outstanding as of the Restatement Effective Date.
“FSK 2028 Notes” means FSK’s 3.125% senior unsecured notes due October 12,
2028 outstanding as of the Restatement Effective Date.
“FSK 2029 Notes” means FSK’s 7.875% senior unsecured notes due January 15,
2029 outstanding as of the Restatement Effective Date.
“FSK 2029-2 Notes” means FSK’s 6.875% senior unsecured notes due August
15, 2029 outstanding as of the Restatement Effective Date.
“FSK 2030 Notes” means FSK’s 6.125% senior unsecured notes due January 15
2030 outstanding as of the Restatement Effective Date.
“FSK Notes” means, collectively, the FSK 2026 Notes, the FSK 2027 Notes, the
FSK 2027-2 Notes, the FSK 2028 Notes, the FSK 2029 Notes, the FSK 2029-2 Notes and the
FSK 2030 Notes.
“Funded Debt Amount” means, for any Borrower, as of any date, all Indebtedness of such Borrower on a consolidated basis excluding Indebtedness of any Designated Subsidiaries of such Borrower.
“GAAP” means generally accepted accounting principles in the United States of
America.
“Governmental Authority” means the government of the United States of
America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national body exercising such powers or functions, such as the European Union or the European Central Bank).
“Gross Borrowing Base” has the meaning assigned to such term in Section
5.13(j).
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of)
such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such

Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term
Guarantee shall not include endorsements for collection or deposit in the ordinary course of business or customary indemnification agreements entered into in the ordinary course of business in connection with obligations that do not constitute Indebtedness.  The amount of any Guarantee at any time shall be deemed to be an amount equal to the maximum stated or determinable amount of the primary obligation in respect of which such Guarantee is incurred, unless the terms of such Guarantee expressly provide that the maximum amount for which such Person may be liable thereunder is a lesser amount (in which case the amount of such Guarantee shall be deemed to be an amount equal to such lesser amount).
“Guarantee and Security Agreement” means, (i) with respect to FSK, that certain
Guarantee and Security Agreement dated as of the Original Effective Date, among FSK, the other members of its Obligor Group, the Administrative Agent, each holder (or a representative or trustee therefor) from time to time of any Designated Indebtedness of FSK, and the Collateral
Agent, and (ii) with respect to any “Borrower” designated hereunder pursuant to Section 9.19, a guarantee and security agreement by and among such Borrower, the other members of its
Obligor Group, the Administrative Agent, each holder (or a representative or trustee therefor)
from time to time of any Designated Indebtedness of such Borrower, and the Collateral Agent, in form and substance substantially similar to a Guarantee and Security Agreement described in clause (i) or otherwise reasonably acceptable to the Administrative Agent and the Collateral
Agent.
“Guarantee and Security Agreement Confirmation” means each Guarantee and
Security Agreement Confirmation between the parties to the related Guarantee and Security
Agreement substantially in the form of Exhibit J.
“Guarantee Assumption Agreement” means, with respect to a Borrower, a
Guarantee Assumption Agreement substantially in the form of Exhibit B to the Guarantee and
Security Agreement (or such other form as is approved by the Collateral Agent) to which such
Borrower is a party, between the Collateral Agent and an entity that, pursuant to Section 5.08 is required to become a “Subsidiary Guarantor” under such Guarantee and Security Agreement
(with such changes as the Collateral Agent shall request, consistent with the requirements of
Section 5.08).
“Hedging Agreement” means any interest rate protection agreement, Credit
Default Swap, total return swap, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement.
“High Yield Securities” has the meaning assigned to such term in Section 5.13.
“Immaterial Subsidiary” means, with respect to any Borrower, any direct or indirect Subsidiary (other than any Obligor) of such Borrower or any other member of its
Obligor Group that owns (A) legally or beneficially, together with all other Immaterial
Subsidiaries of such Borrower, assets, which in the aggregate have a value not in excess of
$75,000,000 and, in each case, their respective Subsidiaries, or (B) that primarily owns portfolio investments (other than Portfolio Investments) that are Restricted Equity Interests, unless, in the case of any such Subsidiary, such Borrower designates in writing to the Collateral Agent that such Subsidiary is not to be an Immaterial Subsidiary and that such Borrower will comply with the requirements of Section 5.08 with respect to such Subsidiary.  Upon the consummation of a
Borrower Merger, any Immaterial Subsidiary (if any) of a Non-Surviving Borrower shall be automatically deemed an Immaterial Subsidiary of the Surviving Borrower so long as such
Immaterial Subsidiary continues to satisfy the criteria of an “Immaterial Subsidiary”.

“Increasing Lender” has the meaning assigned to such term in Section 2.07(e).
“Indebtedness” of any Person means, without duplication, (a) (i) all obligations of such Person for borrowed money or (ii) with respect to deposits or advances of any kind that are required to be accounted for under GAAP as a liability on the financial statements of such Person
(other than deposits received in connection with a portfolio investment (including Portfolio
Investments) of such Person in the ordinary course of such Person’s business (including, but not limited to, any deposits or advances in connection with expense reimbursement, prepaid agency fees, other fees, indemnification, work fees, tax distributions or purchase price adjustments)),
(b) all obligations of such Person evidenced by bonds, debentures, notes or similar debt instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business), (e) all Indebtedness of others secured by any Lien (other than a Lien permitted by Section 6.02(c)) on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed
(with the value of such debt being the lower of the outstanding amount of such debt and the fair market value of the property subject to such Lien), (f) all Guarantees by such Person of
Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances and (j) all Disqualified Equity Interests.  The Indebtedness of any Person
shall include the Indebtedness of any other entity (including any partnership in which such
Person is a general partner) to the extent such Person is liable therefor as a result of such
Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.  Notwithstanding the foregoing, “Indebtedness” shall not include (t) uncalled capital or other commitments of an
Obligor in any joint venture, as well as any letter or agreement requiring any Obligor to provide capital to a joint venture or a lender to a joint venture, (u) indebtedness of such Person on account of the sale by such Person of the first out tranche of any First Lien Bank Loan that arises solely as an accounting matter under ASC 860, (v) purchase price holdbacks arising in the ordinary course of business in respect of a portion of the purchase price of an asset or Investment to satisfy unperformed obligations of the seller of such asset or Investment, (w) a commitment arising in the ordinary course of business to make a future portfolio investment (including
Portfolio Investments) or fund the delayed draw or unfunded portion of any existing portfolio investment (including Portfolio Investments), (x) any accrued incentive, management or other fees to an investment manager or its affiliates (regardless of any deferral in payment thereof), or
(y) non-recourse liabilities for participations sold by any Person in any Bank Loan.
“Indemnified Taxes” means, with respect to a Borrower, (a) Taxes, other than
Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of such Borrower under any Loan Document to which such Borrower or any other member of its Obligor Group is a party and (b) to the extent not otherwise described in (a), Other
Taxes.
“Independent Valuation Provider” means an independent third-party valuation firm, including, Murray, Devine & Co., Houlihan Lokey, Duff & Phelps, Lincoln Advisors,
Valuation Research Corporation, Alvarez & Marsal and any other independent nationally recognized third-party valuation firm selected by the Collateral Agent and reasonably acceptable to the applicable Borrower and the Administrative Agent.
“Industry Classification Group” means, with respect to a Borrower, (a) any of the
Moody’s classification groups set forth in Schedule V hereto, together with any such classification groups that may be subsequently established by Moody’s and provided by any

Borrower to the Lenders and (b) any additional industry group classifications established by any
Borrower pursuant to Section 5.12.
“ING” means ING Capital LLC.
“Interest Election Request” means, with respect to a Borrower, a request by such
Borrower to convert or continue a Borrowing by such Borrower in accordance with Section 2.06 substantially in the form approved by the Administrative Agent and separately provided to the
Borrowers.
“Interest Payment Date” means, with respect to a Borrower, (a) the Maturity Date,
(b) with respect to any ABR Loan of such Borrower, each Quarterly Date, (c) with respect to any
Term Benchmark Loan of such Borrower, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period,
(d) with respect to any RFR Loan of such Borrower, each date that is on the numerically corresponding day in each calendar month that is one month after the Borrowing of such Loan
(or, if there is no such numerically corresponding day in such month, then the last day of such month) and (e) with respect to any Swingline Loan, the day that such Loan is required to be repaid.
“Interest Period” means, with respect to a Borrower, (x) with respect to any Term
Benchmark Borrowing (other than any Loans denominated in Canadian Dollars) made to such
Borrower, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, three or six months thereafter, as specified in the applicable Borrowing Request or Interest Election Request, as such Borrower may elect,
(y) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars made to such Borrower, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one or three months thereafter, as specified in the applicable Borrowing Request or Interest Election Request, as such Borrower may elect, and (z) with respect to such portion of any Loan or Borrowing made to such Borrower that is scheduled to be repaid on the Maturity Date, a period of less than one month’s duration commencing on the date of such Loan or Borrowing and ending on the Maturity Date, as specified in the applicable Borrowing Request or Interest Election Request, as such Borrower may elect with the applicable Term Benchmark calculated based on an Interest Period of one month’s duration; provided, that (i) if any Interest Period (other than an Interest Period that ends on the Maturity Date that is permitted to be of less than one month’s duration as provided in this definition) would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business
Day, (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such
Interest Period) shall end on the last Business Day of the last calendar month of such Interest
Period and (iii) no tenor that has been removed from this definition pursuant to Section 2.12(e)
shall be available for specification in such Borrowing Request or Interest Election Request.  For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Borrowing (other than a Swingline Borrowing), thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Investment” means, for any Person:  (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity
Interests, bonds, notes, debentures or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person, but excluding any advances to employees, officers, directors and consultants of such Borrower or any of its
Subsidiaries for travel, entertainment, business and moving expenses and other similar expenses in the ordinary course of business); or (c) Hedging Agreements.
“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.
“Investment Policies” has the meaning assigned to such term in Section 3.11(c).
“Issuing Bank” means each Dollar Issuing Bank and each Multicurrency Issuing
Bank.
“Joinder Agreement” means a joinder agreement, substantially in the form of
Exhibit H or such other form as is reasonably acceptable to the Administrative Agent.
“Joint Lead Arrangers” means JPMCB, ING, BMO Capital Markets Corp.,
MUFG, SMBC and Truist Securities, Inc.
“JPMCB” means JPMorgan Chase Bank, N.A.
“LC Commitment” means, with respect to each Issuing Bank, the commitment of such Issuing Bank to issue Letters of Credit.  The aggregate amount of each Issuing Bank’s LC
Commitment is set forth on Schedule I (as amended from time to time pursuant to Section 2.07), or in the agreement pursuant to Section 2.04(j) or Assignment and Assumption pursuant to which such Issuing Bank shall have assumed its LC Commitment, as applicable.  The aggregate amount of each Issuing Bank’s LC Commitments as of the Restatement Effective Date is $240,000,000.
“LC Disbursement” means, with respect to a Borrower, a payment made by an
Issuing Bank pursuant to a Letter of Credit issued by it on behalf of such Borrower.
“LC Exposure” means, with respect to a Borrower, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit issued on behalf of such Borrower at such time (including any Letter of Credit intended to be issued on behalf of such Borrower for which a draft has been presented to such Borrower but not yet honored by the applicable Issuing
Bank) plus (b) the aggregate amount of all LC Disbursements with respect to such Borrower in respect of such Letters of Credit that have not yet been reimbursed by or on behalf of such
Borrower at such time.  The LC Exposure of any Multicurrency Lender with respect to a
Borrower at any time shall be such Lender’s Applicable Multicurrency Percentage of the total
Multicurrency LC Exposure with respect to such Borrower at such time and the LC Exposure of any Dollar Lender with respect to a Borrower at any time shall be such Lender’s Applicable
Dollar Percentage of the total Dollar LC Exposure with respect to such Borrower at such time.
Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, that with respect to any Letter of Credit that, by its terms or any document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.  For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Article 29(a)
of the Uniform Customs and Practice for Documentary Credits, International Chamber of
Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time) or Rule 3.13 or Rule 3.14 of the International Standby Practices, International

Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time) or similar terms of the Letter of Credit itself, or if compliant documents have been presented but not yet honored, such Letter of Credit shall be deemed to be “outstanding”
and “undrawn” in the amount so remaining available to be paid, and the obligations of the applicable Borrower and each Lender shall remain in full force and effect until the applicable
Issuing Bank and the Lenders shall have no further obligations to make any payments or disbursements under any circumstances with respect to such Letter of Credit.
“Lenders” means, collectively, the Dollar Lenders and the Multicurrency Lenders.
Unless the context otherwise requires, the term “Lenders” includes each Swingline Lender.
“Letter of Credit” means, with respect to a Borrower, any standby letter of credit issued on behalf of such Borrower pursuant to this Agreement.
“Letter of Credit Collateral Account” has the meaning assigned to such term in
Section 2.04(k).
“Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations, each as the same may be modified and supplemented and in effect from time to time.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than on market terms at fair value so long as in the case of any portfolio investment (including Portfolio Investments), the
Value used in determining any applicable Borrowing Base is not greater than the call price), except in favor of the issuer thereof (and, for the avoidance of doubt, in the case of Investments that are loans or other debt obligations, customary restrictions on assignments or transfers, buyout rights, voting rights, rights of first offer or refusal thereof pursuant to the underlying documentation of such Investment shall not be deemed to be a “Lien” and, in the case of portfolio investments (including Portfolio Investments) that are equity securities, excluding customary drag-along, tag-along, buyout rights, voting rights, rights of first offer or refusal, restrictions on assignments or transfers and other similar rights in favor of other equity holders of the same issuer).
“Listed Borrower” means each Borrower listed on any nationally recognized securities exchange in the United States.  As of the Restatement Effective Date, FSK is the only
Listed Borrower.
“Loan Documents” means, with respect to a Borrower, collectively, this
Agreement, including schedules and exhibits hereto, and any agreements entered into in connection with the facility made available hereunder by such Borrower or any other member of its Obligor Group with or in favor of the Administrative Agent and/or the Lenders, including any amendments, modifications or supplements thereto or waivers thereof, the Letter of Credit
Documents to which such Borrower or any other member of its Obligor Group is a party, the
Security Documents to which such Borrower or any other member of its Obligor Group is a party, and any other documents designated as such by such Borrower and the Administrative
Agent from time to time.

“Loans” means, with respect to a Borrower, the loans made by the Lenders to such Borrower pursuant to Section 2.01.
“Local Rate” means (i) for Loans or Letters of Credit in AUD, the AUD Rate and
(ii) for Loans or Letters of Credit in NZD, the NZD Rate.
“Local Rate Currency” means each of AUD and NZD.
“Local Screen Rate” means the AUD Bank Bill Reference Rate and the NZD
Screen Rate.
“Local Time” means, with respect to any Loan denominated in or any payment to be made in any Currency, the local time in the Principal Financial Center for the Currency in which such Loan is denominated or such payment is to be made.
“Long-Term U.S. Government Securities” has the meaning assigned to such term in Section 5.13.
“Margin Stock” means “margin stock” within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System.
“Material Adverse Effect” means, with respect to a Borrower, a material adverse effect on (a) the business, Portfolio Investments and other assets, liabilities and financial condition, in each case, of such Borrower and its Subsidiaries (taken as a whole) (excluding in any case a decline in the net asset value of such Borrower or such other Subsidiaries or a change in general market conditions or values of the Portfolio Investments of such Borrower and its
Subsidiaries (taken as a whole)), or (b)  as it relates to such Borrower, the validity or enforceability of any of the Loan Documents to which such Borrower and any other member of its Obligor Group is a party or the rights or remedies of the Administrative Agent and the
Lenders thereunder.
“Material Indebtedness” means, with respect to a Borrower, any Indebtedness
(other than the Loans and Letters of Credit) and obligations in respect of one or more Hedging
Agreements of any one or more of such Borrower and its Subsidiaries in an aggregate outstanding amount exceeding $200,000,000.  For purposes of this definition, the outstanding amount of any Indebtedness shall refer to the principal amount thereof, the outstanding amount of any Hedging Agreement (other than a total return swap) shall refer to the amount that would be required to be paid by such Person if such Hedging Agreement were terminated at such time
(after giving effect to any netting agreement) and the outstanding amount of a total return swap shall refer to the notional amount thereof less any collateral posted in support thereof.
“Maturity Date” means July 16, 2030.
“Merger Confirmation” means, with respect to a Surviving Borrower, a certificate of such Surviving Borrower, substantially the form attached as Exhibit I.
“Mezzanine Investments” has the meaning assigned to such term in Section 5.13.
“Modification Offer” means, with respect to a Borrower, to the extent required by the definition of Other Secured Indebtedness, Unsecured Longer-Term Indebtedness or Shorter-
Term Unsecured Indebtedness, an obligation that will be satisfied if at least 10 Business Days
(or, such shorter period if 10 Business Days is not practicable) prior to the incurrence of such
Other Secured Indebtedness, Unsecured Longer-Term Indebtedness or Shorter Term Unsecured
Indebtedness, as applicable, by such Borrower or any other member of its Obligor Group,

Unsecured Longer-Term Indebtedness by such Borrower or such other Obligor or Shorter-Term
Unsecured Indebtedness by such Borrower or such other Obligor, such Borrower shall have provided notice to the Administrative Agent of the terms thereof that do not satisfy the requirements for such type of Indebtedness set forth in the respective definitions herein, which notice shall contain reasonable detail of the terms thereof and an unconditional offer by such
Borrower to amend this Agreement solely with respect to such Borrower to the extent necessary such that the financial covenants and events of default, as applicable, with respect to such
Borrower in this Agreement shall be as restrictive to such Borrower as such provisions in such
Other Secured Indebtedness, Unsecured Longer-Term Indebtedness or Shorter-Term Unsecured
Indebtedness, as applicable.  If any such Modification Offer is accepted by the Required Lenders with respect to such Borrower within 10 Business Days of receipt of such offer, this Agreement shall be deemed automatically amended solely with respect to such Borrower (and, upon the request of the Administrative Agent or the Required Lenders, such Borrower shall promptly enter into a written amendment evidencing such amendment), mutatis mutandis, solely to reflect all or some of such more restrictive financial covenants or events of default, in each case with respect to such Borrower, as elected by the Required Lenders.  Notwithstanding the foregoing any provision in a Modification Offer (including any associated cure or grace period)
incorporated into this Agreement pursuant to the definition of Other Secured Indebtedness,
Shorter-Term Unsecured Indebtedness or Unsecured Longer-Term Indebtedness, as applicable, shall be deemed automatically deleted from this Agreement at such time as the terms of such other Indebtedness are permanently amended so that such provision no longer applies or the applicable Other Secured Indebtedness, Shorter-Term Unsecured Indebtedness or Unsecured
Longer-Term Indebtedness is terminated or otherwise no longer in effect. Upon the request of the applicable Borrower, the Lenders shall (at such Borrower’s sole cost and expense) enter into any additional agreement or amendment to this Agreement requested by such Borrower evidencing the amendment or deletion of any such provision in accordance with the terms hereof.
“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.
“MUFG” means MUFG Bank, Ltd.
“Multicurrency Commitment” means, with respect to each Multicurrency Lender, the sum of all of such Multicurrency Lender’s Multicurrency Subcommitments.  The aggregate amount of each Lender’s Multicurrency Commitment is set forth on Schedule I, or in the
Assignment and Assumption pursuant to which such Lender shall have assumed its
Multicurrency Commitment, as applicable.  The aggregate amount of the Lenders’ Multicurrency
Commitments as of the ~~Restatement~~First Amendment Effective Date is
$~~3,855,000,000~~3,323,275,864.
“Multicurrency Issuing Bank” means any Issuing Bank identified in Schedule I
(as amended from time to time pursuant to Section 2.07), and its successors in such capacity as provided in Section 2.04(j), that has agreed to issue Letters of Credit to any Borrower under its respective Multicurrency Commitments.
“Multicurrency LC Exposure” means a Multicurrency Lender’s LC Exposure under its Multicurrency Commitment.
“Multicurrency Lender” means the Persons listed on Schedule I as having
Multicurrency Subcommitments and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption that provides for it to assume a Multicurrency
Subcommitment or to acquire Revolving Multicurrency Credit Exposure, other than any such
Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise in accordance with the terms hereof.

“Multicurrency Loan” means, with respect to a Borrower, a Loan denominated in
Dollars or in an Agreed Foreign Currency made to such Borrower under the Multicurrency
Subcommitments with respect to such Borrower.
“Multicurrency Subcommitment” means, with respect to each Multicurrency
Lender and each Borrower, the commitment of such Multicurrency Lender to make Loans to such Borrower, and to acquire participations in Letters of Credit and Swingline Loans issued on behalf of such Borrower denominated in Dollars and in Agreed Foreign Currencies hereunder, in each case, under its Multicurrency Commitments, expressed as an amount representing the maximum aggregate amount of such Lender’s Revolving Multicurrency Credit Exposure hereunder with respect to such Borrower, as such commitment may be (a) reduced, increased or reallocated from time to time pursuant to Section 2.07 or reduced from time to time pursuant to
Section 2.09 or as otherwise provided in this Agreement and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04.  The aggregate amount of each Lender’s Multicurrency Subcommitment with respect to each Borrower is set forth on Schedule I.
“Multicurrency Swingline Exposure” means a Multicurrency Lender’s Swingline
Exposure under its Multicurrency Commitment.
“Multiemployer Plan” means, with respect to a Borrower, a “multiemployer plan”
as defined in Section 4001(a)(3) of ERISA to which such Borrower or any of its ERISA
Affiliates makes any contributions.
“National Currency” means the currency, other than the Euro, of a Participating
Member State.
“Net Asset Sale Proceeds” means, with respect to a Borrower and with respect to any Asset Sale of such Borrower, an amount equal to (i) the sum of Cash payments and Cash
Equivalents received by such Borrower and the other members of its Obligor Group from such
Asset Sale (including any Cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received), minus (ii) (w) payments of unassumed liabilities relating to the assets sold or otherwise disposed of at the time, or within 30 days after, the date of such Asset Sale, (x) any costs, fees, commissions, premiums and expenses incurred by such Borrower or such other
Obligor directly incidental to such Asset Sale, including reasonable legal fees and expenses, (y)
all taxes paid or reasonably estimated to be payable by such Borrower or such other Obligor as a result of such Asset Sale (after taking into account any available tax credits or deductions), and
(z) reserves for indemnification, purchase price adjustments or analogous arrangements reasonably estimated by such Borrower or such other Obligor in connection with such Asset
Sale; provided that, if the amount of any estimated reserves pursuant to this clause (z) exceeds the amount actually required to be paid in cash in respect of indemnification, purchase price adjustments or analogous arrangements for such Asset Sale, the aggregate amount of such excess shall constitute Net Asset Sale Proceeds (as of the date such Borrower determines such excess exists).
“Non-Core Investments” has the meaning assigned to such term in Section 5.13.
“Non-Extending Lender” means, collectively, any 2023 Non-Extending Lender and any 2025 Non-Extending Lender.
“Non-Performing Bank Loans” has the meaning assigned to such term in
Section 5.13.

“Non-Performing Common Equity” has the meaning assigned to such term in
Section 5.13.
“Non-Performing First Lien Bank Loans” has the meaning assigned to such term in Section 5.13.
“Non-Performing High Yield Securities” has the meaning assigned to such term in Section 5.13.
“Non-Performing Mezzanine Investments” has the meaning assigned to such term in Section 5.13.
“Non-Performing Preferred Stock” has the meaning assigned to such term in
Section 5.13.
“Non-Performing Principal Finance Assets” has the meaning assigned to such term in Section 5.13.
“Non-Performing Second Lien Bank Loans” has the meaning assigned to such term in Section 5.13.
“Non-Surviving Borrower” has the meaning assigned to such term in the definition of “Borrower Merger”.
“Non-Surviving Obligor” has the meaning assigned to such term in the definition of “Borrower Merger”.
“NYFRB” means the Federal Reserve Bank of New York.
“NYFRB Rate” means, for any day, the greater of (a) the Federal Funds Effective
Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day (or for any day that is not a Business Day, for the immediately preceding Business Day); provided that if none of such rates are published for any day that is a Business Day, the term “NYFRB Rate”
means the rate for a federal funds transaction quoted at 11:00 a.m. (New York City time) on such day received by the Administrative Agent from a Federal funds broker of recognized standing selected by it; provided, further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.
“NZD” means the lawful currency of New Zealand.
“NZD Rate” means for any Loans in NZD, the (a) NZD Screen Rate plus (b)
0.20%.
“NZD Screen Rate” means, with respect to any Interest Period, the rate per annum determined by the Administrative Agent which is equal to the average bank bill reference rate as administered by the New Zealand Financial Markets Association (or any other Person that takes over the administration of such rate) for bills of exchange with a tenor equal in length to such
Interest Period as displayed on page BKBM of the Reuters screen (or, in the event such rate does not appear on such page, on any successor or substitute page on such screen that displays such rate or on the appropriate page of such other information service that publishes such rate as shall be selected by the Administrative Agent from time to time in its reasonable discretion) at or about 11:00 a.m. (Wellington, New Zealand time) on the first day of such Interest Period.  If the
NZD Screen Rate shall be less than zero, the NZD Screen Rate shall be deemed to be zero for purposes of this Agreement.

“Obligor” means, with respect to a Borrower, each individually, such Borrower and each Subsidiary of such Borrower that is a Subsidiary Guarantor.
“Obligor Group” means, with respect to a Borrower, collectively, such Borrower and each Subsidiary of such Borrower that is a Subsidiary Guarantor.
“Original Effective Date” means August 9, 2018.
“Other Connection Taxes” means, with respect to a Borrower and with respect to any recipient of any payment to be made by or on account of any obligation of such Borrower hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document to which such Borrower or any other member of its
Obligor Group is a party, or sold or assigned an interest in any Loan made to such Borrower or
Loan Document to which such Borrower or any other member of its Obligor Group is a party).
“Other Debt Amount” means, with respect to a Borrower, as of any date, the principal amount of any outstanding secured Indebtedness of such Borrower and its Subsidiaries and, without duplication, the aggregate amount of available and unused commitments under any such secured Indebtedness, in each case, excluding such Borrower’s and its Subsidiaries’
Indebtedness in respect of prime brokerage and total return swap facilities, this Agreement and any Designated Indebtedness.
“Other Permitted Indebtedness” means, with respect to a Borrower, (a)
Indebtedness (other than Indebtedness for borrowed money) arising in connection with transactions in the ordinary course of such Borrower’s or such other Obligor’s business in connection with its purchasing of securities, derivatives transactions, reverse repurchase agreements or dollar rolls to the extent such transactions are permitted under the Investment
Company Act and the Investment Policies; provided that such Indebtedness does not arise in connection with the purchase of Portfolio Investments other than Cash Equivalents and
U.S. Government Securities and (b) Indebtedness in respect of judgments or awards so long as such judgments or awards do not constitute an Event of Default with respect to such Borrower under clause (l) of Article VII.
“Other Secured Indebtedness” means, with respect to a Borrower, as at any date,
Indebtedness (other than Indebtedness hereunder) of such Borrower or any other member of its
Obligor Group (which may be Guaranteed by one or more other members of such Obligor
Group) that (a) has no amortization prior to (other than for amortization in an amount not greater than 1% of the aggregate initial principal amount of such Indebtedness per annum, provided that amortization in excess of 1% per annum shall be permitted so long as the amount of such amortization in excess of 1% is permitted to be incurred pursuant to Section 6.01(g) hereof), and a final maturity date not earlier than, six months after the Maturity Date (it being understood that neither the conversion features into Permitted Equity Interests under convertible notes (as well as the triggering of such conversion and/or settlement thereof solely with Permitted Equity
Interests, except in the case of interest or expenses or fractional shares (which may be payable in cash)), nor any mandatory prepayment provisions as a result of any borrowing base or collateral base deficiency, in any case shall constitute “amortization” for the purposes of this definition), provided that if any mandatory prepayment is required under such Other Secured Indebtedness that is not required pursuant to Section 2.09(c) hereof, such Borrower shall offer to repay Loans made to it (and/or provide cover for Letters of Credit issued on its behalf to the extent required under Section 2.04(k)) in an amount at least equal to the aggregate Revolving Credit Exposure’s ratable share with respect to such Borrower (such ratable share being determined based on the outstanding principal amount of the Revolving Credit Exposures with respect to such Borrower as compared to the Other Secured Indebtedness of such Borrower being paid) of the aggregate prepayment and reduction of such Other Secured Indebtedness of such Borrower, (b) is incurred pursuant to documentation that, taken as a whole, is not materially more restrictive than market terms for substantially similar debt of other similarly situated borrowers as determined in good faith by such Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be no more restrictive upon such Borrower and its Subsidiaries, while any Subcommitments or
Loans are outstanding with respect to such Borrower, than those set forth in this Agreement;
provided that, such Borrower may incur any Other Secured Indebtedness that otherwise would not meet the requirements set forth in this parenthetical of this clause (b) if it has duly made a
Modification Offer (whether or not it is accepted by the Required Lenders) (it being understood that put rights or repurchase or redemption obligations arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or an Event of Default with respect to such Borrower under this Agreement shall not be deemed to be more restrictive for purposes of this definition)), and (c) is not secured by any assets of such Borrower or such other Obligor other than pursuant to the Security Documents to which such Borrower or such other Obligor is a party and the holders of which, or the agent, trustee or representative of such holders have agreed to be bound by the provisions of the
Security Documents to which such Borrower or such other Obligor is a party either (x) by executing the joinder attached as Exhibit C to the Guarantee and Security Agreement to which such Borrower is a party or (y) otherwise in a manner satisfactory to the Administrative Agent and the Collateral Agent.  For the avoidance of doubt, Other Secured Indebtedness of a Borrower shall also include any refinancing, refunding, renewal or extension of such Other Secured
Indebtedness so long as such refinanced, refunded, renewed or extended Indebtedness continues to satisfy the requirements of this definition.
“Other Taxes” means, with respect to a Borrower, any and all present or future stamp, court or documentary, intangible, recording, filing or any other excise or property taxes, charges or similar levies arising from any payment made under any Loan Document to which such Borrower or any other member of its Obligor Group is a party or from the execution, delivery or enforcement of, or otherwise with respect to, any Loan Document to which such
Borrower or any other member of its Obligor Group is a party, except any such Taxes that are
Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.19(b)).
“Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, as of the date of this Agreement, by the United
States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, and as codified at 31 C.F.R. § 850.101 et seq.
“Overnight Bank Funding Rate” means, for any day, the rate comprised of both overnight federal funds and overnight Eurodollar transactions by U.S.-managed banking offices of depository institutions, as such composite rate shall be determined by the NYFRB as set forth on its public website from time to time, and published on the next succeeding Business Day by the NYFRB as an overnight bank funding rate (from and after such date as the NYFRB shall commence to publish such composite rate).
“Participating Member State” means any member state of the European
Community that adopts or has adopted the Euro as its lawful currency in accordance with the legislation of the European Union relating to the European Monetary Union.

“Participation Interest” means, with respect to a Borrower, a participation interest in an investment that at the time of acquisition by such Borrower or other member of its Obligor
Group satisfies each of the following criteria: (a) the underlying investment would constitute a
Portfolio Investment of such Borrower were it acquired directly by such Borrower or any other member of its Obligor Group, (b) the seller of the participation is an Excluded Asset or an
Aggregator of such Borrower, (c) the entire purchase price for such participation is paid in full at the time of its acquisition and (d) the participation provides the participant all of the economic benefit and risk of the whole or part of such portfolio investment that is the subject of such participation.
“PBGC” means the U.S. Pension Benefit Guaranty Corporation as referred to and defined in ERISA.
“Performing” has the meaning assigned to such term in Section 5.13.
“Performing Cash Pay High Yield Securities” has the meaning assigned to such term in Section 5.13.
“Performing Cash Pay Mezzanine Investments” has the meaning assigned to such term in Section 5.13.
“Performing Common Equity” has the meaning assigned to such term in
Section 5.13.
“Performing DIP Loans” has the meaning assigned to such term in Section 5.13.
“Performing First Lien Bank Loans” has the meaning assigned to such term in
Section 5.13.
“Performing Non-Cash Pay High Yield Securities” has the meaning assigned to such term in Section 5.13.
“Performing Non-Cash Pay Mezzanine Investments” has the meaning assigned to such term in Section 5.13.
“Performing Preferred Stock” has the meaning assigned to such term in
Section 5.13.
“Performing Principal Finance Assets” has the meaning assigned to such term in
Section 5.13.
“Performing Principal Finance Common Equity Assets” has the meaning assigned to such term in Section 5.13.
“Performing Principal Finance Debt Assets” has the meaning assigned to such term in Section 5.13.
“Performing Principal Finance Preferred Stock Assets” has the meaning assigned to such term in Section 5.13.
“Performing Second Lien Bank Loans” has the meaning assigned to such term in
Section 5.13.

“Periodic Term CORRA Determination Day” has the meaning assigned to such term in the definition of “Term CORRA”.
“Permitted Advisor Contribution” means one or more purchases by FS/KKR
Advisor, a member of  FS/KKR Advisor or an Affiliate of a member of FS/KKR Advisor, in each case, of Equity Interests in FSK valued on the date of each such purchase in an aggregate amount not to exceed $300,000,000, each of which purchase (i) is designated as a
Permitted Advisor Contribution in a written notice to the Administrative Agent at least one
(1) Business Day prior to its consummation or the commitment or announcement to make such purchase, which notice shall include the calculation and/or formula used to determine the aggregate size of each consummated, committed or announced purchase and (ii) occurs, or is committed or announced to occur, on or prior to September 5, 2026 in a manner consistent with the parameters provided in the notice delivered pursuant to clause (i).
“Permitted Advisor Loan” means, with respect to any Borrower, any Indebtedness of such Borrower or another member of its Obligor Group that (a) is owed to FS/KKR Advisor,
(b) has no mandatory amortization prior to, and a final maturity date not earlier than, six months after the Maturity Date, (c) is permitted by the Investment Company Act, (d) is not secured by any property or assets (whether of such Borrower, any Obligor or any other Person), (e) is on terms and conditions no less favorable to such Borrower or such other Obligor than could be obtained on an arm’s-length basis from unrelated third parties, (f) is on terms and conditions that are no more restrictive upon such Borrower and its Subsidiaries, while any Subcommitments or
Loans are outstanding with respect to such Borrower, than those set forth in this Agreement with respect to such Borrower and its Subsidiaries; provided that, such Borrower or such other
Obligor may incur any Permitted Advisor Loan that otherwise would not meet the requirements set forth in this clause (f) if it has duly made a Modification Offer (whether or not it is accepted by the Required Lenders) and (g) substantially contemporaneously with the incurrence of such
Indebtedness, such Borrower has elected to treat as Permitted Advisor Loan by giving written notice of such election to the Administrative Agent.
“Permitted Equity Interests” means, with respect to a Borrower, stock of such
Borrower that after its issuance is not subject to any agreement between the holder of such stock and such Borrower where such Borrower is required to purchase, redeem, retire, acquire, cancel or terminate any such stock unless such Permitted Equity Interests satisfies the applicable requirements set forth in the definition of “Unsecured Longer-Term Indebtedness”.
“Permitted Foreign Jurisdiction” means each of England and Wales, Scotland,
Ireland, Austria, Belgium, France, Germany, Liechtenstein, Luxembourg, Monaco, The
Netherlands, Switzerland, Canada and The Cayman Islands.
“Permitted Indebtedness” means, with respect to a Borrower, collectively, Other
Secured Indebtedness and Unsecured Longer-Term Indebtedness, in each case, of such Borrower or any other member of its Obligor Group.
“Permitted Liens” means, with respect to a Borrower:  (a) Liens imposed by any
Governmental Authority for taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of such Borrower or any other member of its Obligor Group in accordance with GAAP; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business; provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, landlord, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’
compensation laws, unemployment insurance or other similar social security legislation (other than Liens in respect of employee benefit plans arising under ERISA or Section 4975 of the
Code) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; provided that all Liens on any Collateral included in the Borrowing Base of such Borrower that are permitted pursuant to this clause (e) shall have a priority that is junior to the Liens under the Security Documents; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default with respect to such Borrower under clause (l) of
Article VII; (g) customary rights of setoff, banker’s lien, security interest or other like right upon
(i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business securing payment of fees, indemnities, charges for returning items and other similar obligations; provided that, with respect to Collateral included in the Borrowing Base, such rights are subordinated to the Lien of the Collateral Agent, pursuant to the terms of the Custodian Agreement to which such Borrower is a party; (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by such Borrower or any of its
Subsidiaries in the ordinary course of business; (i) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not interfere with or affect in any material respect the ordinary course conduct of the business of such Borrower or any of its Subsidiaries; (j) Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by such Borrower or any other member of its
Obligor Group in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise permitted hereunder);
(k) precautionary Liens, and filings of financing statements under the Uniform Commercial
Code, covering assets purported to be sold or contributed to any Person not prohibited hereunder;
(l) any restrictions on the sale or disposition of assets arising from a merger agreement between or among one or more members of an Obligor Group with one or more members of another
Obligor Group with respect to a Borrower Merger; provided such restrictions with respect to this clause (l) do not adversely affect the enforceability of the Collateral Agent’s first-priority security interest on any Collateral; and (m) any restrictions on the sale or disposition of assets arising from a loan sale agreement between or among one or more Obligors with one or more
Excluded Assets; provided such restrictions with respect to this clause (m)do not adversely affect the enforceability of the Collateral Agent’s first-priority security interest on any Collateral.
“Permitted Prior Working Capital Lien” has the meaning assigned to such term in
Section 5.13.
“Permitted SBIC Guarantee” means, with respect to a Borrower, a guarantee by such Borrower and/or any other member of its Obligor Group of SBA Indebtedness of an SBIC
Subsidiary of such Borrower on the SBA’s then applicable form (or the applicable form at the time such guarantee was entered into).
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means, with respect to a Borrower, any “employee pension benefit plan” (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
Section 412 of the Code or Section 302 of ERISA, and in respect of which such Borrower or any of its ERISA Affiliates is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Plan Asset Regulations” means 29 CFR § 2510.3-101 et seq., as modified by
Section 3(42) of ERISA, as amended from time to time.
“Portfolio Investment” means, with respect to a Borrower, any investment
(including a Participation Interest) held by such Borrower or any other member of its Obligor
Group in their asset portfolio (and solely for purposes of determining the Borrowing Base of such Borrower, and of Sections 6.02(d), 6.03(d), 6.04(d) and clause (p) of Article VII, Cash and
Cash Equivalents, excluding Cash pledged as cash collateral for Letters of Credit issued on behalf of such Borrower).  Without limiting the generality of the foregoing, it is understood and agreed that (A) any Portfolio Investments that have been contributed or sold, purported to be contributed or sold or otherwise transferred to any Excluded Asset, or held by any Immaterial
Subsidiary or Controlled Foreign Corporation, shall not be treated as Portfolio Investments, and
(B) any Investment in which any Obligor has sold a participation therein to a Person that is not an Obligor shall not be treated as a Portfolio Investment to the extent of such participation.
Notwithstanding the foregoing, nothing herein shall limit the provisions of Section 5.12(b)(i), which provides that, for purposes of this Agreement, all determinations of whether an investment is to be included as a Portfolio Investment shall be determined on a settlement date basis
(meaning that any investment that has been purchased will not be treated as a Portfolio
Investment until such purchase has settled, and any Portfolio Investment which has been sold will not be excluded as a Portfolio Investment until such sale has settled); provided that no such investment shall be included as a Portfolio Investment to the extent it has not been paid for in full.  Notwithstanding the foregoing, Equity Interests in Aggregators shall not constitute
Portfolio Investments for purposes of this Agreement.
“Pounds Sterling” or “Sterling” means the lawful currency of England.
“Preferred Stock” has the meaning assigned to such term in Section 5.13.
“Prime Rate” means the rate of interest last quoted by The Wall Street Journal as the “Prime Rate” in the U.S. or, if The Wall Street Journal ceases to quote such rate, the highest per annum interest rate published by the Federal Reserve Board in Federal Reserve Statistical
Release H.15 (519) (Selected Interest Rates) as the “bank prime loan” rate or, if such rate is no longer quoted therein, any similar rate quoted therein (as determined by the Administrative
Agent) or any similar release by the Federal Reserve Board (as determined by the Administrative
Agent). Each change in the Prime Rate shall be effective from and including the date such change is publicly announced or quoted as being effective.
“Principal Finance Asset” has the meaning assigned to such term in Section 5.13.
“Principal Financial Center” means, in the case of any Currency, the principal financial center where such Currency is cleared and settled, as determined by the Administrative
Agent.
“Pro-Rata Basis” means, with respect to any fees, costs or expenses for the several accounts of the Borrowers, an allocation as determined by the board of directors of each applicable Borrower from time to time.  As of the Restatement Effective Date and as to each
Borrower, the initial allocation shall be equal to the percentage of the total Commitments as of the Restatement Effective Date represented by such Borrower’s Borrower Sublimit as of the
Restatement Effective Date.
“PTE” means a prohibited transaction class exemption issued by the U.S.
Department of Labor, as any such exemption may be amended from time to time.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“Quarterly Dates” means the last Business Day of March, June, September and
December in each year.
“Quoted Investments” has the meaning set forth in Section 5.12(b)(ii)(A).
“Reference Time” with respect to any setting of the then-current Benchmark means (1) if such Benchmark is Term SOFR Rate, 5:00 a.m. (Chicago time) on the day that is two U.S. Government Securities Business Days preceding the date of such setting, (2) if the RFR for such Benchmark is SONIA, the date on which the rate that applies to the RFR Business Day that is four (4) RFR Business Days prior to such setting is published, (3) if such Benchmark is the Adjusted Term CORRA Rate, 1:00 p.m. Toronto local time on the day that is two Business
Days preceding the date of such setting, (4) if, following a Benchmark Transition Event and
Benchmark Replacement Date with respect to Term CORRA, such Benchmark is Daily Simple
CORRA, then three RFR Business Days prior to such setting, (5) if such Benchmark is
EURIBOR, 11:00 a.m. Brussels time two TARGET Days preceding the date of such setting, and
(6) if such Benchmark is none of the Term SOFR Rate, SONIA, Daily Simple CORRA, the
Adjusted Term CORRA Rate, Term CORRA or EURIBOR, the time determined by the
Administrative Agent in its reasonable discretion.
“Register” has the meaning set forth in Section 9.04.
“Regulations D, T, U and X” means, respectively, Regulations D, T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.
“Regulatory Authority” has the meaning set forth in Section 9.13.
“Related Parties” means, with respect to any specified Person, such Person’s
Affiliates and the respective directors, officers, partners, trustees, administrators, employees, agents, managers, advisors and representatives of such Person and of such Person’s Affiliates.
“Release Date” means, with respect to a Borrower, the date on which (1) all
Subcommitments with respect to such Borrower have expired or been terminated (or otherwise reduced to zero, including in connection with a reallocation in accordance with Section 2.07(g)
or (h)), (2) the principal of and accrued interest on each Loan made to such Borrower and all fees and other amounts payable hereunder by such Borrower (other than Unasserted Contingent
Obligations with respect to such Borrower) shall have been paid in full (or assumed by a
Surviving Obligor pursuant to a Borrower Merger), (3) all Letters of Credit issued on behalf of such Borrower shall have (v) expired, (w) terminated, (x) been cash collateralized, (y) otherwise been backstopped in a manner satisfactory to the relevant Issuing Bank in its sole discretion or
(z) been assumed by a Surviving Obligor pursuant to a Borrower Merger, and (4) all LC
Disbursements with respect to such Borrower then outstanding shall have been reimbursed.
“Relevant Governmental Body” means (i) with respect to a Benchmark
Replacement in respect of Loans denominated in Dollars, the Federal Reserve Board and/or the

NYFRB, or a committee officially endorsed or convened by the Federal Reserve Board and/or the NYFRB or, in each case, any successor thereto, (ii) with respect to a Benchmark
Replacement in respect of Loans denominated in Canadian Dollars, the Bank of Canada, or a committee officially endorsed or convened by the Bank of Canada, or any successor thereto and
(iii) with respect to a Benchmark Replacement in respect of Loans denominated in any other
Foreign Currency, (a) the central bank for the currency in which such Benchmark Replacement is denominated or any central bank or other supervisor which is responsible for supervising either
(1) such Benchmark Replacement or (2) the administrator of such Benchmark Replacement or
(b) any working group or committee officially endorsed or convened by (1) the central bank for the currency in which such Benchmark Replacement is denominated, (2) any central bank or other supervisor that is responsible for supervising either (A) such Benchmark Replacement or
(B) the administrator of such Benchmark Replacement, (3) a group of those central banks or other supervisors or (4) the Financial Stability Board or any part thereof.
“Relevant Rate” means (i) with respect to any Term Benchmark Borrowing denominated in Dollars, Adjusted Term SOFR, (ii) with respect to any Term Benchmark
Borrowing denominated in Euros, Adjusted EURIBOR Rate (other than any Swingline
Borrowing), (iii) with respect to any Swingline Borrowing denominated in Euros, Daily Simple
ESTR, (iv) with respect to any Term Benchmark Borrowing denominated in any Foreign
Currency (other than Pounds Sterling, Euros or Canadian Dollars), the applicable Local Rate, (v)
with respect to any Borrowing denominated in Pounds Sterling, Adjusted Daily Simple RFR and
(vi) with respect to any Term Benchmark Borrowing denominated in Canadian Dollars, the
Adjusted Term CORRA Rate.
“Relevant Screen Rate” means (i) with respect to any Term Benchmark
Borrowing denominated in Dollars, the Term SOFR Reference Rate, (ii) with respect to any
Term Benchmark Borrowing denominated in any Local Rate Currency, the applicable Local
Screen Rate, (iii) with respect to any Term Benchmark Borrowing denominated in Euros, the
EURIBOR Screen Rate or (iv) with respect to any Term Benchmark Borrowing denominated in
Canadian Dollars, Term CORRA.
“Required Lenders” means, with respect to a Borrower, at any time, Lenders having Revolving Credit Exposures with respect to such Borrower and unused Subcommitments with respect to such Borrower representing more than 50% of the sum of the total Revolving
Credit Exposures with respect to such Borrower and unused Subcommitments with respect to such Borrower at such time.  The Required Lenders of a Class (which shall include the terms
“Required Dollar Lenders” and “Required Multicurrency Lenders”) means Lenders having
Revolving Credit Exposures with respect to such Borrower and unused Subcommitments of such
Class with respect to such Borrower representing more than 50% of the sum of the total
Revolving Credit Exposures with respect to such Borrower and unused Subcommitments of such
Class with respect to such Borrower at such time; provided that the Revolving Credit Exposures with respect to such Borrower and unused Subcommitments with respect to such Borrower of any Defaulting Lenders shall be disregarded in the determination of Required Lenders of a Class to the extent provided for in Section 2.18.
“Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.
“Restatement Effective Date” means July 16, 2025.
“Restricted Equity Interests” means any Equity Interests if the grant of a security interest therein would constitute or result in a breach or termination pursuant to the terms of, or a default under, the terms thereunder or under any contract, property rights, obligation, instrument or agreement related thereto.

“Restricted Payment” means, with respect to a Borrower, any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of such Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock or any option, warrant or other right to acquire any such shares of capital stock
(other than any equity awards granted to employees, officers, directors and consultants of such
Borrower or any of its Affiliates), provided, for clarity, neither the conversion of convertible debt into capital stock nor the purchase, redemption, retirement, acquisition, cancellation or termination of convertible debt made solely with capital stock (other than interest or expenses or fractional shares, which may be payable in cash) shall be a Restricted Payment hereunder.
“Return of Capital” means, with respect to a Borrower, any return of capital received by such Borrower or any other member of its Obligor Group in respect of the outstanding principal of any Portfolio Investment owned by such Borrower or such other Obligor
(whether at stated maturity, by acceleration or otherwise), but not including any prepayment of a revolver that does not permanently reduce the related commitments and any net cash proceeds received by such Borrower or such other Obligor of the sale of any property or assets pledged as collateral in respect of any Portfolio Investment to the extent such Borrower or such other
Obligor is permitted to retain all such proceeds (under law or contract) minus all taxes paid or reasonably estimated to be payable by such Borrower or such other Obligor or any of their respective Subsidiaries as a result of such return of capital or receipt of proceeds (after taking into account any available tax credits or deductions) minus any costs, fees, commissions, premiums and expenses incurred by such Borrower or such other Obligor directly incidental to such return of capital or receipt of proceeds, including reasonable legal fees and expenses.
“Revaluation Date” means (a) with respect to any Loan, each of the following: (i)
each date of a Borrowing of a Loan denominated in an Agreed Foreign Currency, (ii) each date of a continuation of a Loan denominated in an Agreed Foreign Currency, and (iii) such additional dates as the Administrative Agent shall reasonably and in good faith determine or the
Required Lenders shall reasonably and in good faith require; provided that such determination or requirement under this subclause (iii) shall not result in the occurrence of a Revaluation Date more frequently than monthly; and (b) with respect to any Letter of Credit, each of the following:
(i) each date of issuance of a Letter of Credit denominated in an Agreed Foreign Currency, (ii)
each date of an amendment of any such Letter of Credit having the effect of increasing the amount thereof, (iii) each date of any payment by the applicable Issuing Bank under any Letter of Credit denominated in an Agreed Foreign Currency, and (iv) such additional dates as the
Administrative Agent or the applicable Issuing Bank shall reasonably and in good faith determine or the Required Lenders shall reasonably and in good faith require; provided that such determination or requirement under this subclause (iv) shall not result in the occurrence of a
Revaluation Date more frequently than monthly.
“Revolving Credit Exposure” means, with respect to any Lender and any
Borrower at any time, the sum of the outstanding principal amount of such Lender’s Revolving
Dollar Credit Exposure and Revolving Multicurrency Credit Exposure with respect to such
Borrower at such time.
“Revolving Dollar Credit Exposure” means, with respect to any Lender and any
Borrower at any time, the sum of the outstanding principal amount of such Lender’s Loans to such Borrower at such time, made or incurred under such Lender’s Dollar Subcommitments with respect to such Borrower, such Lender’s Dollar  Swingline Exposure and such Lender’s Dollar
LC Exposure with respect to such Borrower.

“Revolving Multicurrency Credit Exposure” means, with respect to any Lender and any Borrower at any time, the sum of the outstanding principal amount of such Lender’s
Loans to such Borrower at such time, made or incurred under such Lender’s Multicurrency
Subcommitments with respect to such Borrower, such Lender’s Multicurrency Swingline
Exposure to such Borrower and such Lender’s Multicurrency LC Exposure with respect to such
Borrower.
“RFR” when used in reference to any Loan or Borrowing, refers to whether such
Loan is, or the Loans constituting such Borrowing are, bearing interest at a rate determined by reference to Adjusted Daily Simple RFR or Daily Simple RFR.
“RFR Business Day” means, for any RFR Loan denominated in (a) Pounds
Sterling, any day except for (i) a Saturday, (ii) a Sunday or (iii) a day on which banks are closed for general business in London, (b) Dollars, a U.S. Government Securities Business Day and (c)
Canadian Dollars, any day except (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Toronto are authorized or required by law to remain closed.
“RFR Interest Day” has the meaning specified in the definition of “Daily Simple
RFR”.
“RIC” means a person qualifying for treatment as a “regulated investment company” under the Code.
“S&P” means S&P Global Ratings, a division of S&P Global Inc., a New York corporation, or any successor thereto.
“Sanctioned Country” means, at any time, a country, region or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, Cuba, Iran,
North Korea, the so-called Donetsk People's Republic, the so-called Luhansk People's Republic, the non-government controlled Zaporizhzhia and Kherson regions of Ukraine and Crimea).
“Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-
related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S.
Department of the Treasury, the U.S. Department of State, the United Nations Security Council,
the European Union, any European Union member state, His Majesty’s Treasury of the United
Kingdom, Canada (and the related governmental institution Global Affairs Canada (and any other agency of the Canadian government)), (b) any Person organized or resident in a Sanctioned
Country or (c) any Person owned or controlled by any such Person or Persons described in the foregoing clause (a) or (b).
“Sanctions” means, with respect to a Borrower, economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S.
government, including those administered by the Office of Foreign Assets Control of the U.S.
Department of the Treasury or the U.S. Department of State, or (b) the United Nations Security
Council, the European Union, any European Union member state, His Majesty’s Treasury of the
United Kingdom, Canada (and the related governmental institution Global Affairs Canada (and any other agency of the Canadian government)) or any other relevant sanctions authority having jurisdiction over such Borrower or its Subsidiaries or any Lender.
“SBA” means the United States Small Business Administration or any
Governmental Authority succeeding to any or all of the functions thereof.

“SBIC Equity Commitment” means, with respect to a Borrower, a commitment by such Borrower or any other member of its Obligor Group to make one or more capital contributions to an SBIC Subsidiary of such Borrower.
“SBIC Subsidiary” means, with respect to a Borrower, any Subsidiary of such
Borrower or any other member of its Obligor Group (or such Subsidiary’s general partner or manager entity) that is (x) either (i) a small business investment company licensed by the SBA
(or that has applied for such a license and is actively pursuing the granting thereof by appropriate proceedings promptly instituted and diligently conducted) pursuant to the Small Business
Investment Act of 1958, as amended or (ii) any wholly-owned, directly or indirectly, Subsidiary of an entity referred to in clause (i) of this definition and (y) designated by such Borrower (as provided below) as an SBIC Subsidiary, so long as:
SECTION 1.04.other than pursuant to a Permitted SBIC Guarantee or the requirement by the SBA that such Borrower or such other Obligor make an equity or capital contribution to such SBIC Subsidiary in connection with its incurrence of SBA Indebtedness
(provided that such contribution is permitted by Section 6.03(d) and is made substantially contemporaneously with such incurrence), no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Person (i) is Guaranteed by such Borrower or any of its Subsidiaries (other than any SBIC Subsidiary), (ii) is recourse to or obligates such
Borrower or any of its Subsidiaries (other than any SBIC Subsidiary) in any way, or (iii) subjects any property of such Borrower or any of its Subsidiaries (other than any SBIC Subsidiary) to the satisfaction thereof, other than Equity Interests in any SBIC Subsidiary of such Borrower or such other Obligor pledged to secure such Indebtedness;
SECTION 1.05.other than pursuant to a Permitted SBIC Guarantee, neither such Borrower nor any of its Subsidiaries has any material contract, agreement, arrangement or understanding with such Person other than on terms no less favorable to such Borrower or such
Subsidiary than those that might be obtained at the time from Persons that are not Affiliates of such Borrower or such Subsidiary;
SECTION 1.06.neither such Borrower nor any of its Subsidiaries (other than any SBIC Subsidiary) has any obligation to such Person to maintain or preserve its financial condition or cause it to achieve certain levels of operating results; and
SECTION 1.07.such Person has not Guaranteed or become a co-borrower under, and has not granted a security interest in any of its properties to secure, and the Equity
Interests it has issued are not pledged to secure, in each case, any indebtedness, liabilities or obligations of any one or more of such Borrower or any other member of its Obligor Group.
Any designation by such Borrower under clause (y) above shall be effected pursuant to a certificate of a Financial Officer of such Borrower delivered to the Administrative
Agent, which certificate shall include a statement to the effect that, to the best of such Financial
Officer’s knowledge, such designation complied with the foregoing conditions.  Upon the consummation of a Borrower Merger, any direct or indirect SBIC Subsidiary (if any) of a Non-
Surviving Borrower shall be automatically deemed an SBIC Subsidiary of the Surviving
Borrower without the delivery of a certificate of a Financial Officer of such Surviving Borrower so long as such SBIC Subsidiary continues to satisfy the criteria of an “SBIC Subsidiary”.
“SEC” means the United States Securities and Exchange Commission or any
Governmental Authority succeeding to any or all of the functions thereof.
“Second Lien Bank Loan” has the meaning assigned to such term in Section 5.13.

“Secured Party”, with respect to a Borrower, has the meaning set forth in the
Guarantee and Security Agreement to which such Borrower is a party.
“Securities” has the meaning assigned to such term in Section 5.13.
“Securities Act” has the meaning assigned to such term in Section 5.13.
“Security Documents” means, with respect to a Borrower, collectively, the
Guarantee and Security Agreement to which such Borrower is a party and all other assignments, pledge agreements, security agreements, intercreditor agreements, control agreements and other instruments, in each case, executed and delivered at any time by such Borrower or any other member of its Obligor Group pursuant to the Guarantee and Security Agreement to which such
Borrower is a party or otherwise providing or relating to any collateral security for any of the
Secured Obligations of such Borrower or such other Obligor under and as defined in the
Guarantee and Security Agreement to which such Borrower is a party.
“Senior Debt Amount” means, as of any date, the greater of (i) the Covered Debt
Amount and (ii) the Combined Debt Amount.
“Senior Investments” has the meaning assigned to such term in Section 5.13.
“Senior Securities” means, with respect to a Borrower, senior securities (as such term is defined and determined pursuant to the Investment Company Act and any orders of the
SEC issued to such Borrower thereunder).
“Shareholders’ Equity” means, with respect to a Borrower, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders’ equity for such Borrower and its Subsidiaries at such date.
“Short-Term U.S. Government Securities” has the meaning assigned to such term in Section 5.13.
“Shorter-Term Unsecured Indebtedness” means, with respect to a Borrower,
Indebtedness of such Borrower or any other member of its Obligor Group (which may be
Guaranteed by one or more other members of such Obligor Group) that:
SECTION 1.08.has no amortization prior to its initial maturity date and that has a maturity date earlier than six months after the Maturity Date and an initial term of at least 3 years at issuance (or, so long as such date is no more than ten (10) Business Days earlier than such issuance date, the initial pricing date), except to the extent such unsecured indebtedness constitutes Special Longer-Term Unsecured Indebtedness (it being understood that (i) the conversion features into Permitted Equity Interests under convertible notes (as well as the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests, except in the case of interest or expenses or fractional shares (which may be payable in cash))
shall not constitute “amortization” for the purposes of this definition and (ii) any mandatory amortization that is contingent upon the happening of an event that is not certain to occur
(including, without limitation, a change of control or bankruptcy) shall not in and of itself be deemed to disqualify such Indebtedness under this clause (a); provided, with respect to this clause (ii), such Borrower acknowledges that any payment prior to the earlier to occur of the maturity date with respect to such Indebtedness and the Release Date with respect to such
Borrower and the Facility Termination Date in respect of any such obligation or right shall only be made to the extent permitted by Section 6.12 and immediately upon such contingent event occurring the amount of such mandatory amortization shall be included in the Covered Debt
Amount of such Borrower);

SECTION 1.09.is incurred pursuant to terms that are substantially comparable to (or more favorable than) market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by such Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis
(except, in each case, other than financial covenants and events of default (other than events of default customary in indentures or similar instruments that have no analogous provisions in this
Agreement or credit agreements generally), which shall be no more restrictive upon such
Borrower and its Subsidiaries, while any Subcommitments or Loans are outstanding with respect to such Borrower, than those set forth in this Agreement with respect to such Borrower and its
Subsidiaries; provided that, such Borrower or such other Obligor may incur any Shorter-Term
Unsecured Indebtedness that otherwise would not meet the requirements set forth in this parenthetical of this clause (b) if it has duly made a Modification Offer (whether or not it is accepted by the Required Lenders) (it being understood that put rights or repurchase or redemption obligations arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be Events of
Default with respect to such Borrower under this Agreement shall not be deemed to be more restrictive for purposes of this definition)); and
SECTION 1.10.is not secured by any assets of such Borrower or such other
Obligor.
For the avoidance of doubt, Shorter-Term Unsecured Indebtedness shall also include (i) any refinancing, refunding, renewal or extension of any Shorter-Term Unsecured
Indebtedness so long as such refinanced, refunded, renewed or extended Indebtedness continues to satisfy the requirements of this definition and (ii) Excess Special Longer Term Unsecured
Indebtedness.
“Significant Subsidiary” means, with respect to a Borrower, at any time of determination, (a) any member of such Borrower’s Obligor Group or (b) any other Subsidiary of such Borrower that, on a consolidated basis with such Subsidiary’s Subsidiaries, has aggregate assets or aggregate revenues greater than 10% of the aggregate assets or aggregate revenues of such Borrower and its Subsidiaries, taken as a whole, at such time.
“SMBC” means Sumitomo Mitsui Banking Corporation.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at
http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Date” has the meaning specified in the definition of “Daily
Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Daily Simple
SOFR”.

“SONIA” means, with respect to any Business Day, a rate per annum equal to the
Sterling Overnight Index Average for such Business Day published by the SONIA Administrator on the SONIA Administrator’s Website on the immediately succeeding Business Day.
“SONIA Administrator” means the Bank of England (or any successor administrator of the Sterling Overnight Index Average).
“SONIA Administrator’s Website” means the Bank of England’s website, currently at http://www.bankofengland.co.uk, or any successor source for the Sterling Overnight
Index Average identified as such by the SONIA Administrator from time to time.
“Special Equity Interest” means, with respect to a Borrower, any Equity Interest held by such Borrower or any other member of its Obligor Group that is subject to a Lien in favor of creditors of the issuer or such issuer’s affiliates of such Equity Interest; provided that
(a) such Lien was created to secure Indebtedness owing by such issuer to such creditors, (b) such
Indebtedness was (i) in existence at the time such Borrower or such other Obligor acquired such
Equity Interest, (ii) incurred or assumed by such issuer substantially contemporaneously with such acquisition or (iii) already subject to a Lien granted to such creditors and (c) unless such
Equity Interest is not intended to be included in the Collateral, the documentation creating or governing such Lien does not prohibit the inclusion of such Equity Interest in the Collateral.
“Special Longer-Term Unsecured Indebtedness” means, with respect to a
Borrower, indebtedness of such Borrower or any other member of its Obligor Group incurred after the Restatement Effective Date that is Indebtedness that satisfies all of the criteria specified in the definition of “Unsecured Longer-Term Indebtedness” other than clause (a) thereof so long as such Indebtedness has a maturity date of at least five years from the date of the initial issuance
(or, so long as such date is no more than ten (10) Business Days earlier than such issuance date, the initial pricing date)of such Indebtedness.
“Special Shorter-Term Unsecured Indebtedness” means, with respect to a
Borrower, unsecured indebtedness of such Borrower or any other member of its Obligor Group
(which may be guaranteed by one or more other members of such Obligor Group) that has a maturity date earlier than six months after the Maturity Date and an initial term of less than 3 years at issuance (or, so long as such date is no more than ten (10) Business Days earlier than such issuance date, the initial pricing date).
“Specified Default” means any Default other than a Borrowing Base Deficiency or a Contingent Borrowing Base Deficiency.
“Standard Securitization Undertakings” means, collectively, (a) customary arms-
length servicing obligations (together with any related performance guarantees), (b) obligations
(together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors),
(c) representations, warranties, covenants and indemnities (together with any related performance guarantees) of a type that are reasonably customary in middle market, broadly syndicated or commercial loan market accounts receivable securitizations, securitizations of financial assets, collateralized loan obligations, loans to special purpose vehicles, including those owed to customary third-party service providers in connection with such transactions, such as rating agencies and accountants and (d) obligations (together with any related performance guarantees) under any customary bad boy guarantee.
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the
Administrative Agent is subject with respect to the Adjusted EURIBOR Rate for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D) or any other reserve ratio or analogous requirement of any central banking or financial regulatory authority imposed in respect of the maintenance of the Commitments or the funding of the Loans.  Such reserve percentage shall include those imposed pursuant to Regulation D.  Term Benchmark Loans for which the associated Benchmark is adjusted by reference to the Statutory Reserve Rate (per the related definition of such Benchmark) shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation.  The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Subcommitment” means, with respect to each Lender and any Borrower, collectively, the Dollar Subcommitments of such Lender with respect to such Borrower and the
Multicurrency Subcommitments of such Lender with respect to such Borrower.
“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or
(b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.  Anything herein to the contrary notwithstanding, with respect to an Obligor, the term “Subsidiary” shall not include any
Person that constitutes an Investment held by such Obligor in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of such Obligor, including, without limitation, any Aggregator.  Unless otherwise specified, “Subsidiary” means a
Subsidiary of the applicable Borrower.
“Subsidiary Guarantor” means, with respect to a Borrower, any Domestic
Subsidiary or any Foreign Subsidiary of such Borrower that is a Guarantor under the Guarantee and Security Agreement to which such Borrower is a party.  It is understood and agreed that
Excluded Assets, Immaterial Subsidiaries, Foreign Subsidiaries and Controlled Foreign
Corporations of such Borrower shall not be required to be Subsidiary Guarantors.
“Surviving Borrower” has the meaning assigned to such term in the definition of
“Borrower Merger”.
“Surviving Obligor” has the meaning assigned to such term in the definition of
“Borrower Merger”.
“Swingline Commitment” means as to any Lender (i) the amount set forth opposite such Lender’s name on Schedule I attached hereto and available pursuant to such
Lender’s Commitment of a Class or (ii) if such Lender has entered into an Assignment and
Assumption or has otherwise assumed a Swingline Commitment after the Effective Date, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the
Administrative Agent.

“Swingline Exposure” means, with respect to the Lenders and any Borrower at any time, the aggregate principal amount of all Swingline Loans outstanding at such time to such
Borrower.  The Swingline Exposure at any time shall be (a) in the case of any Multicurrency
Lender, in its capacity as such, its Applicable Multicurrency Percentage of the total
Multicurrency Swingline Exposure at such time (b) in the case of any Dollar Lender, in its capacity as such, its Applicable Dollar Percentage of the total Dollar Swingline Exposure at such time, in each case, adjusted to give effect to any reallocation under Section 2.18 of the Swingline
Exposure of Defaulting Lenders in effect at such time and (c) in the case of any Lender that is a
Swingline Lender, in its capacity as such, the aggregate principal amount of all Swingline Loans made by such Lender outstanding at such time, less the amount of participations funded by the other Lenders in such Swingline Loans.
“Swingline Lenders” means JPMCB, ING, Bank of Montreal, MUFG, SMBC and
Truist Bank (or in each case, any of their respective designated branch offices or affiliates), each in its capacity as a lender of Swingline Loans hereunder.
“Swingline Loan” means a Loan made pursuant to Section 2.22.
“Syndication Agent” means ING, in its capacity as syndication agent hereunder.
"TARGET Day" means any day on which T2 is open for the settlement of payments in euro."
"T2" means the real time gross settlement system operated by the Eurosystem, or any successor system as determined by the Administrative Agent to be a suitable replacement.
“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings (including backup withholding), assessments or fees imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.
“Term Benchmark” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the
Adjusted Term CORRA Rate or the applicable Local Rate, other than pursuant to clause (c) of the definition of “Alternate Base Rate.
“Term CORRA” means, for any calculation, with respect to any Term Benchmark
Borrowing denominated in Canadian Dollars for any Interest Period, the Term CORRA
Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the
“Periodic Term CORRA Determination Day”) that is two (2) Business Days prior to the first day of such Interest Period, as such rate is published by the Term CORRA Administrator; provided, however, that if as of 1:00 p.m. (Toronto time) on any Periodic Term CORRA Determination
Day the Term CORRA Reference Rate for the applicable tenor has not been published by the
Term CORRA Administrator and a Benchmark Replacement Date with respect to the Term
CORRA Reference Rate has not occurred, then Term CORRA will be the Term CORRA
Reference Rate for such tenor as published by the Term CORRA Administrator on the first preceding Business Day for which such Term CORRA Reference Rate for such tenor was published by the Term CORRA Administrator so long as such first preceding Business Day is not more than five (5) Business Days prior to such Periodic Term CORRA Determination Day.
“Term CORRA Administrator” means Candeal Benchmark Administration
Services Inc., TSX Inc., or any successor administrator of the Canadian Overnight Repo Rate
Average.

“Term CORRA Reference Rate” means the forward-looking term rate based on
CORRA.
“Term SOFR Determination Day” has the meaning assigned to it under the definition of Term SOFR Reference Rate.
“Term SOFR Rate” means, with respect to any Term Benchmark Borrowing denominated in Dollars and for any tenor comparable to the applicable Interest Period, the Term
SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government
Securities Business Days prior to the commencement of such tenor comparable to the applicable
Interest Period, as such rate is published by the CME Term SOFR Administrator.
“Term SOFR Reference Rate” means, for any day and time (such day, the “Term
SOFR Determination Day”), with respect to any Term Benchmark Borrowing denominated in
Dollars and for any tenor comparable to the applicable Interest Period, the rate per annum determined by the Administrative Agent in its reasonable discretion as the forward-looking term rate based on SOFR.  If by 5:00 pm (New York City time) on such Term SOFR Determination
Day, the “Term SOFR Reference Rate” for the applicable tenor has not been published by the
CME Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term
SOFR Reference Rate has not occurred, then the Term SOFR Reference Rate for such Term
SOFR Determination Day will be the Term SOFR Reference Rate for such tenor as published by the CME Term SOFR Administrator in respect of the first preceding U.S. Government Securities
Business Day for which such Term SOFR Reference Rate for such tenor was published by the
CME Term SOFR Administrator, so long as such first preceding U.S. Government Securities
Business Day is not more than three (3) Business Days prior to such Term SOFR Determination
Day.
“Tender Offer” means, with respect to an Unlisted Borrower, an all-cash tender offer by such Unlisted Borrower for its shares of common stock that may be proposed to be commenced in connection with the initial listing of such Unlisted Borrower’s shares of common stock.
“Transactions” means, with respect to a Borrower, the execution, delivery and performance by such Borrower of this Agreement and the other Loan Documents to which such
Borrower or any other member of its Obligor Group is a party, the borrowing of Loans by such
Borrower, the use of the proceeds thereof by such Borrower and the issuance of Letters of Credit on behalf of such Borrower hereunder.
“Truist Securities” means Truist Securities, Inc.
“Type”, when used in reference to any Loan or Borrowing made to a Borrower, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR Rate, the Adjusted EURIBOR Rate, the
Adjusted Term CORRA Rate, the AUD Rate, the NZD Rate, the Alternate Base Rate, Daily
Simple RFR or Adjusted Daily Simple RFR.
“UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United
Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA
Handbook (as amended from time to time) promulgated by the United Kingdom Financial
Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.

“UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.
“Unadjusted Benchmark Replacement” means the applicable Benchmark
Replacement excluding the related Benchmark Replacement Adjustment.
“Unasserted Contingent Obligations” means, with respect to a Borrower, all (i)
unasserted contingent indemnification obligations with respect to such Borrower not then due and payable by such Borrower and (ii) unasserted expense reimbursement obligations with respect to such Borrower not then due and payable by such Borrower.  For the avoidance of doubt, “Unasserted Contingent Obligations” shall not include any reimbursement obligations in respect of any Letter of Credit issued on behalf of such Borrower.
“Undisclosed Administration” means, in relation to a Lender or its direct or indirect parent company, the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian, or other similar official by a supervisory authority or regulator under or based on the law in the country where such Lender or such parent company is subject to home jurisdiction supervision, if applicable law requires that such appointment not be publicly disclosed and such appointment has not been publicly disclosed.
“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.
“Unlisted Borrower” means each Borrower that is not a Listed Borrower.  As of the Restatement Effective Date, no Borrower is an Unlisted Borrower.
“Unquoted Investments” has the meaning set forth in Section 5.12(b)(ii)(B).
“Unsecured Longer-Term Indebtedness” means, with respect to a Borrower, (1)
any Permitted Advisor Loan of such Borrower or any other member of its Obligor Group (which may be Guaranteed by one or more other members of such Obligor Group) and (2) any
Indebtedness of such Borrower or any other member of its Obligor Group (which may be
Guaranteed by one or more other members of such Obligor Group) that:
(i)has no amortization prior to, and a final maturity date not earlier than, six months after the Maturity Date (it being understood that (i) the conversion features into
Permitted Equity Interests under convertible notes (as well as the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests, except in the case of interest or expenses or fractional shares (which may be payable in cash)) shall not constitute “amortization” for the purposes of this definition and (ii) any mandatory amortization that is contingent upon the happening of an event that is not certain to occur
(including, without limitation, a change of control or bankruptcy) shall not in and of itself be deemed to disqualify such Indebtedness under this clause (a); provided, with respect to this clause (ii), such Borrower acknowledges that any payment prior to the earlier to occur of the Release Date with respect to such Borrower and the Facility Termination
Date in respect of any such obligation or right shall only be made to the extent permitted by Section 6.12 and immediately upon such contingent event occurring the amount of such mandatory amortization shall be included in the Covered Debt Amount of such
Borrower);
(ii)is incurred pursuant to terms that are substantially comparable to (or more favorable than) market terms for substantially similar debt of other similarly situated borrowers as reasonably determined in good faith by such Borrower or, if such transaction is not one in which there are market terms for substantially similar debt of other similarly situated borrowers, on terms that are negotiated in good faith on an arm’s length basis (except, in each case, other than financial covenants and events of default
(other than events of default customary in indentures or similar instruments that have no analogous provisions in this Agreement or credit agreements generally), which shall be no more restrictive upon such Borrower and its Subsidiaries, while any Subcommitments or Loans are outstanding with respect to such Borrower, than those set forth in this
Agreement with respect to such Borrower and its Subsidiaries; provided that, such
Borrower or such other Obligor may incur any Unsecured Longer-Term Indebtedness that otherwise would not meet the requirements set forth in this parenthetical of this clause (b)
if it has duly made a Modification Offer (whether or not it is accepted by the Required
Lenders) (it being understood that put rights or repurchase or redemption obligations arising out of circumstances that would constitute a “fundamental change” (as such term is customarily defined in convertible note offerings) or be Events of Default with respect to such Borrower under this Agreement shall not be deemed to be more restrictive for purposes of this definition)); and
(iii)is not secured by any assets of such Borrower or such other Obligor.
For the avoidance of doubt, Unsecured Longer-Term Indebtedness shall also include any refinancing, refunding, renewal or extension of any Unsecured Longer-Term Indebtedness so long as such refinanced, refunded, renewed or extended Indebtedness continues to satisfy the requirements of this definition.  Notwithstanding the foregoing, the term Unsecured Longer-
Term Indebtedness shall include any Disqualified Equity Interests so long as the applicable
Borrower is not permitted or required to purchase, redeem, retire, acquire, cancel or terminate any such Equity Interest (other than (x) as a result of a change of control or asset sale or (y) in connection with any purchase, redemption, retirement, acquisition, cancellation or termination with, or in exchange for, Equity Interest) prior to the date that is six months after the Maturity
Date.
“U.S. Government Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the
United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes.
“U.S. Government Securities Business Day” means any day except for (i) a
Saturday, (ii) a Sunday or (iii) a day on which the Securities Industry and Financial Markets
Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.
“Valuation Policy”, with respect to a Borrower, has the meaning assigned to such term in Section 5.12(b)(ii)(B).
“Value” has the meaning assigned to such term in Section 5.13.
“Withdrawal Liability” means, with respect to a Borrower, liability to a
Multiemployer Plan as a result of a “complete withdrawal” or “partial withdrawal” from such
Multiemployer Plan by such Borrower, as such terms are defined in Sections 4203 and 4205 of
ERISA.
“Write-Down and Conversion Powers” means (a) with respect to any EEA
Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b)
with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK
Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that
Bail-In Legislation that are related to or ancillary to any of those powers.
SECTION 1.11.Classification of Loans and Borrowings.  For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a “Dollar Loan” or a
“Multicurrency Loan”), by Type (e.g., an “ABR Loan”, “RFR Loan”, “Term Benchmark Loan”
or “Swingline Loan”) or by Class and Type (e.g., a “Multicurrency Term Benchmark Loan” or
“Swingline Multicurrency Loan”).  Borrowings also may be classified and referred to by
Class (e.g., a “Dollar Borrowing”, “RFR Borrowing” or a “Multicurrency Borrowing”), by Type
(e.g., an “ABR Borrowing” or a “Term Benchmark Borrowing”) or by Class and Type (e.g., a
“Multicurrency Term Benchmark Borrowing”).  Loans and Borrowings may also be identified by
Currency.
SECTION 1.12.Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase
“without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, renewed or otherwise modified (subject to any restrictions on such amendments, supplements, renewals or modifications set forth herein or therein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof,
(d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words
“asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.  For the avoidance of doubt, any cash payment (other than any cash payment on account of interest) made by any Borrower in respect of any conversion features in any convertible securities that may be issued by such Borrower shall constitute a “regularly scheduled payment, prepayment or redemption of principal and interest” within the meaning of clause (b) of Section 6.12.  Solely for purposes of this Agreement, any references to
“obligations” owed by any Person under any Hedging Agreement shall refer to the amount that would be required to be paid by such Person if such Hedging Agreement were terminated at such time (after giving effect to any netting agreement).
SECTION 1.13.Accounting Terms; GAAP.  Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if a Borrower notifies the
Administrative Agent that such Borrower requests an amendment to any provision hereof with respect to such Borrower to eliminate the effect of any change occurring after the Restatement
Effective Date in GAAP or in the application thereof on the operation of such provision (or if the
Administrative Agent notifies a Borrower that the Required Lenders request an amendment to any provision hereof with respect to such Borrower for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such
Borrower, Administrative Agent and Lenders agree to enter into negotiations in good faith in order to amend such provisions of this Agreement with respect to such Borrower so as to equitably reflect such change to comply with GAAP with the desired result that the criteria for evaluating such Borrower’s financial condition shall be the same after such change to comply with GAAP as if such change had not been made; provided, however, until such amendments to equitably reflect such changes are effective and agreed to by such Borrower, the Administrative
Agent and the Required Lenders, such Borrower’s compliance with such financial covenants shall be determined on the basis of GAAP as in effect and applied immediately before such change in GAAP becomes effective.  Notwithstanding the foregoing or anything herein to the contrary, each Borrower covenants and agrees with the Lenders that whether or not such
Borrower may at any time adopt Financial Accounting Standard Board Accounting Standards
Codification 820 (or any other Financial Accounting Standard having a similar result or effect),
Financial Accounting Standard No. 159 (or successor standard solely as it relates to fair value liabilities) or accounts for liabilities acquired in an acquisition on a fair value basis pursuant to
Financial Accounting Standard No. 141(R) (or successor standard solely as it relates to fair value liabilities), all determinations of compliance with the terms and conditions of this Agreement shall be made on the basis that such Borrower has not adopted Financial Accounting Standard
Board Accounting Standards Codification 820 (or any other Financial Accounting Standard having a similar result or effect), Financial Accounting Standard No. 159 (or such successor standard solely as it relates to fair value liabilities) or, in the case of liabilities acquired in an acquisition, Financial Accounting Standard No. 141(R) (or such successor standard solely as it relates to fair value liabilities).
SECTION 1.14.Currencies; Currency Equivalents
(a)Currencies Generally.  At any time, any reference in the definition of the term “Agreed Foreign Currency” or in any other provision of this Agreement to the Currency of any particular nation means the lawful currency of such nation at such time whether or not the name of such Currency is the same as it was on the Restatement Effective Date.  Except as provided in Section 2.09(b) and the last sentence of Section 2.17(a), for purposes of determining
(i) whether the amount of any Borrowing made to any Borrower or Letter of Credit issued on behalf of such Borrower under its Multicurrency Subcommitments, together with all other
Borrowings made to such Borrower and Letters of Credit issued on behalf of such Borrower under its Multicurrency Subcommitments then outstanding or to be borrowed at the same time as such Borrowing, would exceed the aggregate amount of such Multicurrency Subcommitments,
(ii) the aggregate unutilized amount of the Multicurrency Subcommitments with respect to any
Borrower, (iii) the Revolving Multicurrency Credit Exposure with respect to any Borrower,
(iv) the Multicurrency LC Exposure with respect to any Borrower, (v) the Covered Debt Amount with respect to any Borrower and (vi) the Borrowing Base with respect to any Borrower or the
Value of any Portfolio Investment, the outstanding principal amount of any Borrowing or Letter of Credit that is denominated in any Foreign Currency or the Value of any Portfolio Investment
that is denominated in any Foreign Currency shall be deemed to be the Dollar Equivalent of the amount of the Foreign Currency of such Borrowing, Letter of Credit or Portfolio Investment, as the case may be, determined as of the date of such Borrowing or Letter of Credit (determined in accordance with the last sentence of the definition of the term “Interest Period”) or the date of valuation of such Portfolio Investment, as the case may be; provided that in connection with the delivery of any Borrowing Base Certificate pursuant to Section 5.01(d) or (e), such amounts shall be determined as of the date of delivery of such Borrowing Base Certificate.
(b)Special Provisions Relating to Euro.  Each obligation hereunder of any party hereto that is denominated in the National Currency of a state that is not a Participating
Member State on the Restatement Effective Date shall, effective from the date on which such state becomes a Participating Member State, be redenominated in Euro in accordance with the legislation of the European Union applicable to the European Monetary Union; provided that, if and to the extent that any such legislation provides that any such obligation of any such party payable within such Participating Member State by crediting an account of the creditor can be paid by the debtor either in Euros or such National Currency, such party shall be entitled to pay or repay such amount either in Euros or in such National Currency.  If the basis of accrual of interest or fees expressed in this Agreement with respect to an Agreed Foreign Currency of any country that becomes a Participating Member State after the date on which such currency becomes an Agreed Foreign Currency shall be inconsistent with any convention or practice in the interbank market for the basis of accrual of interest or fees in respect of the Euro, such convention or practice shall replace such expressed basis effective as of and from the date on which such state becomes a Participating Member State; provided that, with respect to any
Borrowing denominated in such currency that is outstanding immediately prior to such date, such replacement shall take effect at the end of the Interest Period therefor.
Without prejudice to the respective liabilities of any Borrower to the Lenders and the Lenders to such Borrower under or pursuant to this Agreement, each provision of this
Agreement with respect to such Borrower shall be subject to such reasonable changes of construction as the Administrative Agent may from time to time, in consultation with such
Borrower, reasonably specify to be necessary or appropriate to reflect the introduction or changeover to the Euro in any country that becomes a Participating Member State after the
Restatement Effective Date; provided that the Administrative Agent shall provide such Borrower and the Lenders with prior notice of the proposed change with an explanation of such change in sufficient time to permit such Borrower and the Lenders an opportunity to respond to such proposed change.
(c)Exchange Rates; Currency Equivalents.  The Administrative Agent shall determine the Exchange Rate for any Foreign Currency as of each Revaluation Date to be used for calculating the Dollar Equivalent amounts of Loans, Letters of Credit and Revolving Credit
Exposure denominated in such Foreign Currency.  Such Exchange Rate shall become effective as of such Revaluation Date and shall be the Exchange Rate employed in converting any amounts between the applicable currencies until the next Revaluation Date to occur.  Except for purposes of financial statements delivered pursuant to Section 5.01 hereunder or except as otherwise provided herein, the applicable amount of any currency (other than Dollars) for purposes of the
Loan Documents shall be such Dollar Equivalent amount as so determined by the Administrative
Agent.  Wherever in this Agreement in connection with a Borrowing, conversion, continuation or prepayment of a Term Benchmark Loan or RFR Loan or the issuance, amendment or extension of a Letter of Credit, an amount, such as a required minimum or multiple amount, is expressed in
Dollars, but such Borrowing, Term Benchmark Loan, RFR Loan or Letter of Credit is
denominated in an Agreed Foreign Currency, such amount shall be the relevant Foreign
Currency Equivalent of such Dollar amount (rounded to the nearest unit of such Agreed Foreign
Currency, with 0.5 of a unit being rounded upward).  Without limiting the generality of the foregoing, for purposes of determining compliance with any basket in this Agreement, in no event shall any Obligor be deemed to not be in compliance with any such basket solely as a result of a change in Exchange Rates.
SECTION 1.15.Divisions.  For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new
Person comes into existence, such new Person shall be deemed to have been organized or acquired on the first date of its existence by the holders of its Equity Interests at such time.
SECTION 1.16.Outstanding Indebtedness.  To the extent that any
Indebtedness, that is otherwise permitted to be repaid pursuant to Section 6.12 is defeased on terms customary for senior unsecured notes issued pursuant to Rule 144A under the Securities
Act for a period not to exceed more than sixty (60) days (or such longer period as the

Administrative Agent may agree in its sole discretion) and in accordance with the terms of the documentation governing such Indebtedness, such Indebtedness shall be deemed not to be outstanding for purposes of Section 6.01 and the definition of “Covered Debt Amount” to the extent of the amount of such defeasance.
SECTION 1.17.Interest Rates; Benchmark Notification.  The interest rate on a Loan denominated in Dollars or an Agreed Foreign Currency may be derived from an interest rate benchmark that may be discontinued or is, or may in the future become, the subject of regulatory reform.  Upon the occurrence of a Benchmark Transition Event, Section 2.12(b)
provides a mechanism for determining an alternative rate of interest.  The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission, performance or any other matter related to any interest rate used in this Agreement, or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate will be similar to, or produce the same value or economic equivalence of, the existing interest rate being replaced or have the same volume or liquidity as did any existing interest rate prior to its discontinuance or unavailability.  The
Administrative Agent and its affiliates and/or other related entities may engage in transactions that affect the calculation of any interest rate used in this Agreement or any alternative, successor or alternative rate (including any Benchmark Replacement) and/or any relevant adjustments thereto, in each case, in a manner adverse to any Borrower.  The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any interest rate used in this Agreement, any component thereof, or rates referenced in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to such Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.
ARTICLE II
THE CREDITS
SECTION 2.01.The Commitments.
Subject to the terms and conditions set forth herein:
(a)each Dollar Lender severally agrees to make Dollar Loans to each
Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Dollar Credit Exposure with respect to such
Borrower exceeding such Lender’s Dollar Subcommitment with respect to such Borrower, (ii)
the aggregate Revolving Dollar Credit Exposure of all of the Lenders exceeding the Dollar
Commitments or (iii) the total Covered Debt Amount of such Borrower exceeding the Borrowing
Base then in effect for such Borrower; and
(b)each Multicurrency Lender severally agrees to make Multicurrency Loans to each Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Multicurrency Credit Exposure with respect to such Borrower exceeding such Lender’s Multicurrency Subcommitment with respect to such Borrower, (ii) the aggregate Revolving Multicurrency Credit Exposure of all of the
Lenders exceeding the Multicurrency Commitments, (iii) the total Covered Debt Amount of such
Borrower exceeding the Borrowing Base then in effect for such Borrower, (iv) the aggregate amount of the Revolving Multicurrency Credit Exposure of all of the Lenders denominated in a
Foreign Currency exceeding 50% of the total Commitments hereunder or (v) the aggregate amount of the Revolving Multicurrency Credit Exposure of all of the Lenders denominated in
AUD and NZD exceeding 20% of the total Commitments hereunder.

Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Loans made to such Borrower.
SECTION 2.02.Loans and Borrowings.
(a)Obligations of Lenders.  Each Loan made to a Borrower shall be made as part of a Borrowing consisting of Loans of the same Class, Currency and Type made by the applicable Lenders ratably in accordance with their respective Subcommitments of the same
Class with respect to such Borrower.  The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the
Subcommitments of the Lenders are several and no Lender shall be responsible for any other
Lender’s failure to make Loans as required.
(b)Type of Loans.  Subject to Section 2.12, (i) each Borrowing of a Class shall be constituted entirely of ABR Loans, of RFR Loans or of Term Benchmark Loans of such
Class denominated in a single Currency as any Borrower may request in accordance herewith.
Each Borrowing denominated in an Agreed Foreign Currency shall be constituted entirely of
Term Benchmark Loans or RFR Loans.  Each Lender at its option may make any Term
Benchmark Loan or RFR Loan by causing any domestic or foreign branch or Affiliate of such
Lender to make such Loan; provided that (i) any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this
Agreement and (ii) in exercising such option, such Lender shall use reasonable efforts to minimize any increased costs to any Borrower resulting therefrom (which obligation of the
Lender shall not require it to take, or refrain from taking, actions that it determines would result in increased costs for which it will not be compensated hereunder or that it determines would be otherwise disadvantageous to it and in the event of such request for costs for which compensation is provided under this Agreement, the provisions of Section 2.14 shall apply).
(c)Minimum Amounts.  Each Borrowing (whether Term Benchmark, RFR,
ABR or Swingline) shall be in an aggregate amount of $1,000,000 or a whole multiple of
$100,000 in excess thereof or, with respect to any Agreed Foreign Currency, such smaller minimum amount as may be agreed to by the Administrative Agent; provided that a Borrowing of a Class made to a Borrower may be in an aggregate amount that is equal to the entire unutilized balance of the total Subcommitments of such Class with respect to such Borrower or that is required to finance the reimbursement of an LC Disbursement of such Class with respect to such Borrower as contemplated by Section 2.04(f).  Borrowings of more than one Class,
Currency and Type may be outstanding at the same time.
(d)Limitations on Interest Periods.  Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request (or to elect to convert to or continue as a
Term Benchmark Borrowing) any Borrowing if the Interest Period requested therefor would end after the Maturity Date.
(e)Restatement Effective Date Adjustments.  If, in connection with the
Restatement Effective Date, there is any increase, reduction or change in the Commitments, on the Restatement Effective Date the Borrower will borrow from each of the Lenders, and the
Lenders will make Loans to the Borrower (in the case of Term Benchmark Loans, with Interest
Period(s) ending on the date(s) of any then outstanding Interest Period(s) under the Existing
Credit Facility), and (notwithstanding the provisions in this Agreement requiring that borrowings and prepayments be made ratably in accordance with the principal amounts of the Loans held by the Lenders) taking into consideration outstanding Revolving Dollar Credit Exposure and
Revolving Multicurrency Credit Exposure as of the Restatement Effective Date, the Borrower
shall prepay the Loans held by the Lenders in such amounts as may be necessary, together with any amounts payable under Section 2.15, so that after giving effect to such Loans and prepayments, the Loans (and Interest Period(s) of Term Benchmark Loan(s)) of each Class shall be held by the Lenders pro rata in accordance with the respective amounts of their Commitments of such Class.  Concurrently therewith, the Lenders shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of a Class so that such interests are held ratably in accordance with their Commitments of such Class as so modified.
SECTION 2.03.Requests for Borrowings.
(a)Notice by the Applicable Borrower.  To request a Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by delivery of a signed Borrowing Request or by e-mail (i) in the case of a Term Benchmark Borrowing denominated in Dollars, not later than 12:00 p.m., New York City time, three Business Days before the date of the proposed Borrowing, (ii) in the case of a Term Benchmark Borrowing denominated in a Foreign Currency (other than AUD, Canadian Dollars or NZD), not later than 12:00 p.m., London time, three Business Days before the date of the proposed Borrowing,
(iii) in the case of an ABR Borrowing, not later than 12:00 p.m., New York City time, on the date of the proposed Borrowing, (iv) in the case of an RFR Borrowing denominated in a Pounds
Sterling, not later than 11:00 a.m., New York time, four Business Days before the date of the proposed Borrowing, (v) in the case of a Term Benchmark Borrowing denominated in AUD or
NZD, not later than 12:00 p.m., London time, four Business Days before the date of the proposed
Borrowing or (vi) in the case of a Term Benchmark Borrowing denominated in Canadian
Dollars, not later than 12:00 p.m., New York time, three Business Days before the date of the proposed Borrowing.  Each such e-mail Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or e-mail to the Administrative Agent of a written Borrowing Request, signed by the applicable Borrower.
(b)Content of Borrowing Requests.  Each request for a Borrowing (whether a written Borrowing Request or an e-mail request) shall specify the following information in compliance with Section 2.02:
(i)the name of the applicable Borrower;
(ii)whether such Borrowing is to be made under the Dollar Subcommitments with respect to such Borrower or the Multicurrency Subcommitments with respect to such Borrower;
(iii)the aggregate amount and Currency of such Borrowing;
(iv)the date of such Borrowing, which shall be a Business Day;
(v)in the case of a Borrowing denominated in Dollars, whether such
Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing;
(vi)in the case of a Borrowing denominated in any Agreed Foreign Currency, whether such Borrowing is a Term Benchmark Borrowing or RFR Borrowing, the
Interest Period therefor (if a Term Benchmark Borrowing), which shall be a period contemplated by the definition of the term “Interest Period” and permitted under
Section 2.02(d); and
(vii)the location and number of the applicable Borrower’s account (or such other account(s) as such Borrower may designate in a written Borrowing Request accompanied by information reasonably satisfactory to the Administrative Agent as to the identity and purpose of such other account(s)) to which funds are to be disbursed, which shall comply with the requirements of Section 2.05.

(c)Notice by the Administrative Agent to the Lenders.  Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amounts of such Lender’s Loan to be made as part of the requested Borrowing.
(d)Failure to Elect.  If no election as to the Class of a Borrowing is specified in a Borrowing Request, then the requested Borrowing shall be denominated in Dollars and shall be a Multicurrency Borrowing (or, to the extent such requested Borrowing exceeds the available
Multicurrency Subcommitments of the applicable Borrower at such time, a Dollar Borrowing in an amount equal to such excess to the extent there is availability under the Dollar
Subcommitments of such Borrower).  If no election as to the Currency of a Borrowing is specified in a Borrowing Request, then the requested Borrowing shall be denominated in Dollars.
If no election as to the Type of a Borrowing is specified in a Borrowing Request, then the requested Borrowing shall be a Term Benchmark Borrowing having an Interest Period of one month and if an Agreed Foreign Currency has been specified, the requested Borrowing shall be a
Term Benchmark Borrowing denominated in such Agreed Foreign Currency having an Interest
Period of one month; provided, however, if the specified Agreed Foreign Currency is Pounds
Sterling, the requested Borrowing shall be an RFR Borrowing denominated in Pounds Sterling.
If a Term Benchmark Borrowing is requested but no Interest Period is specified, (i) if the
Currency specified for such Borrowing is Dollars (or if no Currency has been so specified), the requested Borrowing shall be a Term Benchmark Borrowing denominated in Dollars having an
Interest Period of one month’s duration, and (ii) if the Currency specified for such Borrowing is an Agreed Foreign Currency, the applicable Borrower shall be deemed to have selected an
Interest Period of one month’s duration.
SECTION 2.04.Letters of Credit.
(a)General.  Subject to the terms and conditions set forth herein, in addition to the Loans made to each Borrower provided for in Section 2.01, each Borrower may request, at any time and from time to time during the Availability Period, (x) any Dollar Issuing Bank to
issue, and such Dollar Issuing Bank shall issue, under Dollar Subcommitments with respect to such Borrower, Letters of Credit denominated in Dollars and (y) any Multicurrency Issuing Bank
to issue, and such Multicurrency Issuing Bank shall issue under the Multicurrency
Subcommitments, with respect to such Borrower, Letters of Credit denominated in Dollars or in any Agreed Foreign Currency for such Borrower’s own account or the account of its designee
(provided such Borrower and the other members of its Obligor Group shall remain primarily liable to the Lenders hereunder for payment and reimbursement of all amounts payable in respect of such Letter of Credit hereunder) in such form as is acceptable to such Issuing Bank in its reasonable determination and for the benefit of such named beneficiary or beneficiaries as are specified by such Borrower.  Letters of Credit issued hereunder shall constitute utilization of the
Multicurrency Subcommitments or Dollar Subcommitments, as applicable, of the applicable
Borrower up to the aggregate amount then available to be drawn thereunder by such Borrower.
(b)Notice of Issuance, Amendment, Renewal or Extension.  To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by e-mail, if arrangements for doing so have been approved by such Issuing Bank of such Borrower) to any
Issuing Bank of such Borrower and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit on behalf of such Borrower, or identifying the Letter of Credit issued on behalf of such Borrower to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the amount, Class and Currency of such Letter of Credit, stating that such Letter of Credit is to be issued under the
Multicurrency Subcommitments, in the case of any Multicurrency Issuing Bank, or the Dollar

Subcommitments, in the case of any Dollar Issuing Bank, with respect to such Borrower, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit.  The Administrative Agent will promptly notify the applicable Class of Lenders following the issuance of any Letter of Credit.  If requested by such Issuing Bank of such Borrower, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank’s standard form in connection with any request for a Letter of Credit to be issued on the behalf of such Borrower.  In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the applicable
Borrower to, or entered into by such Borrower with, the applicable Issuing Bank relating to any
Letter of Credit, the terms and conditions of this Agreement shall control.
(c)Limitations on Amounts.  A Letter of Credit shall be issued, amended, renewed or extended by an Issuing Bank on behalf of a Borrower only if (and upon issuance, amendment, renewal or extension of each Letter of Credit such Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure at such time of the Issuing Banks (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (e) of this Section) shall not exceed $400,000,000 (or such greater amount as may be agreed between any Borrower and such Issuing Bank from time to time), (ii) the aggregate LC
Exposure of such Issuing Bank (determined for these purposes without giving effect to the participations therein of the Lenders pursuant to paragraph (e) of this Section) shall not exceed such Issuing Bank’s LC Commitment, (iii) the aggregate LC Exposure with respect to such
Borrower shall not exceed such Borrower’s Borrower LC Sublimit, (iv) the total Revolving
Multicurrency Credit Exposures with respect to such Borrower shall not exceed the aggregate
Multicurrency Subcommitments with respect to such Borrower and the total Revolving Dollar
Credit Exposures with respect to such Borrower shall not exceed the aggregate Dollar
Subcommitments with respect to such Borrower, (v) the total Covered Debt Amount of such
Borrower shall not exceed the Borrowing Base then in effect for such Borrower and (vi) the aggregate amount of the Revolving Multicurrency Credit Exposure of all of the Lenders
denominated in a Foreign Currency shall not exceed 50% of the total Commitments hereunder.
A Letter of Credit denominated in AUD or NZD shall be issued, amended, renewed or extended on behalf of a Borrower only if (and upon issuance, amendment, renewal or extension of each
Letter of Credit such Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension, the aggregate amount of the Revolving
Multicurrency Credit Exposure of all of the Lenders denominated in AUD and NZD shall not exceed 20% of the total Commitments hereunder.
(d)Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the date twelve months after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, twelve months after the then-current expiration date of such Letter of Credit, so long as such renewal or extension occurs within six months of such then-current expiration date); provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods; provided further, that (x) in no event shall a Letter of Credit expire after the Commitment Termination Date unless the applicable Borrower (1) deposits, on or prior to the Commitment Termination Date, into the
Letter of Credit Collateral Account Cash with respect to such Borrower, an amount equal to 102% of the undrawn face amount of all Letters of Credit issued on behalf of such Borrower that remain outstanding as of the close of business on the Commitment Termination Date and
(2) pays in full, on or prior to the Commitment Termination Date, all commissions required to be paid with respect to any such Letter of Credit through the then-current expiration date of such
Letter of Credit issued on behalf of such Borrower and (y) no Letter of Credit shall have an expiry date after the Maturity Date.

(e)Participations.  By the issuance of a Letter of Credit (or an amendment to a
Letter of Credit increasing the amount thereof) by the applicable Issuing Bank, and without any further action on the part of such Issuing Bank or the Lenders, (i) in the case of a Multicurrency
Issuing Bank, such Multicurrency Issuing Bank hereby grants to each Multicurrency Lender, and each Multicurrency Lender hereby acquires from such Multicurrency Issuing Bank, a participation in such Letter of Credit equal to such Lender’s Applicable Multicurrency
Percentage of the aggregate amount available to be drawn under such Letter of Credit and (ii) in the case of a Dollar Issuing Bank, such Dollar Issuing Bank hereby grants to each Dollar Lender, and each Dollar Lender hereby acquires from such Dollar Issuing Bank, a participation in such
Letter of Credit equal to such Lender’s Applicable Dollar Percentage of the aggregate amount available to be drawn under such Letter of Credit.  Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit issued on behalf of a Borrower or the occurrence and continuance of a Default with respect to such Borrower or termination
(including in connection with a reallocation in accordance with Section 2.07(g)) of the applicable
Class of Subcommitments with respect to such Borrower; provided that no Lender shall be required to purchase a participation in a Letter of Credit issued on behalf of a Borrower pursuant to this Section 2.04(e) if (x) the conditions set forth in Section 4.02 would not be satisfied in respect of a Borrowing by such Borrower at the time such Letter of Credit was issued on behalf of such Borrower and (y) the Required Lenders of the applicable Class shall have so notified such Issuing Bank in writing and shall not have subsequently determined that the circumstances giving rise to such conditions not being satisfied no longer exist.
In consideration and in furtherance of the foregoing, (x) each Multicurrency
Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of each Multicurrency Issuing Bank, such Lender’s Applicable Multicurrency
Percentage of each LC Disbursement made by such Multicurrency Issuing Bank in respect of
Letters of Credit issued on behalf of a Borrower by such Multicurrency Issuing Bank and (y)
each Dollar Lender hereby absolutely and unconditionally agrees to pay to the Administrative
Agent, for the account of each Dollar Issuing Bank, such Lender’s Applicable Dollar Percentage of each LC Disbursement made by such Dollar Issuing Bank in respect of Letters of Credit issued on behalf of a Borrower by such Dollar Issuing Bank, in each case, promptly upon the request of such Issuing Bank (which such request shall be made by such Issuing Bank in accordance with the notice requirements applicable to each Borrower with respect to a request for Loans in Section 2.05) at any time from the time of such LC Disbursement until such LC
Disbursement is reimbursed by such Borrower or at any time after any reimbursement payment is required to be refunded to such Borrower for any reason.  Such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each such payment shall be made in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and
Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the
Administrative Agent shall promptly pay to the applicable Issuing Bank the amounts so received by it from the Lenders.  Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to Section 2.04(f), the Administrative Agent shall distribute such payment to the applicable Issuing Bank or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear.  Any payment made by a Lender pursuant to this paragraph to reimburse an Issuing Bank for any LC Disbursement with respect to a Borrower shall not constitute a Loan to such Borrower and shall not relieve such Borrower of its obligation to reimburse such LC Disbursement.
(f)Reimbursement.  If any Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit issued by it, the applicable Borrower shall reimburse such Issuing
Bank in respect of such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on (i) the
Business Day that such Borrower receives notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that such Borrower receives such notice, if such notice is not received prior to such time; provided that, if such LC Disbursement is not less than $1,000,000, such Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with
Section 2.03 that such payment be financed with a Term Benchmark Borrowing having an
Interest Period of one month’s duration of either Class or an RFR Borrowing in an equivalent amount and, to the extent so financed, such Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Term Benchmark Borrowing having an Interest Period of one month’s duration or RFR Borrowing.
If the applicable Borrower fails to make such payment when due, the
Administrative Agent shall notify each affected Lender of the applicable LC Disbursement, the payment then due from such Borrower in respect thereof and such Lender’s Applicable
Multicurrency Percentage or Applicable Dollar Percentage, as applicable, thereof.
(g)Obligations Absolute.  Each Borrower’s obligation to reimburse LC
Disbursements made with respect to Letters of Credit issued on behalf of such Borrower as provided in paragraph (f) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any
Letter of Credit issued on behalf of such Borrower, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit issued on behalf of such Borrower proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the applicable Issuing Bank under a Letter of Credit issued on behalf of such Borrower against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit, and (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of such Borrower’s obligations hereunder.
None of the Administrative Agent, the Lenders, the Issuing Banks, or any of their respective Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by any Issuing Bank or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit
(including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the applicable
Issuing Bank; provided that the foregoing shall not be construed to excuse the applicable Issuing
Bank from liability to the applicable Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing
Bank’s gross negligence or willful misconduct when determining whether drafts and other documents presented under a Letter of Credit issued by such Issuing Bank on behalf of such
Borrower comply with the terms thereof.  The parties hereto expressly agree that:
(i)each Issuing Bank may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit issued by such Issuing Bank without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit;
(ii)each Issuing Bank shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of a Letter of Credit issued by such Issuing Bank; and
(iii)this sentence shall establish the standard of care to be exercised by each
Issuing Bank when determining whether drafts and other documents presented under a
Letter of Credit issued by such Issuing Bank comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by applicable law, any standard of care inconsistent with the foregoing).
(h)Disbursement Procedures.  Each Issuing Bank shall, within a reasonable time following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by such Issuing Bank.  Such Issuing Bank shall promptly after such examination notify the Administrative Agent and the applicable Borrower by telecopy or e-mail of such demand for payment and whether such Issuing Bank has made or will make an
LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Bank and the applicable Lenders with respect to any such LC Disbursement.
(i)Interim Interest.  If an Issuing Bank shall make any LC Disbursement with respect to a Letter of Credit issued by such Issuing Bank, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC
Disbursement is made to but excluding the date that such Borrower reimburses such LC
Disbursement, at the rate per annum then applicable to Term Benchmark Loans having an
Interest Period of one month’s duration made to such Borrower (or, if such LC Disbursement is denominated in Pounds Sterling, RFR Loans); provided that, if such Borrower fails to reimburse such LC Disbursement within two Business Days following the date when due pursuant to paragraph (f) of this Section, then the provisions of Section 2.11(d) shall apply.  Interest accrued pursuant to this paragraph shall be for the account of the applicable Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this
Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.
(j)Replacement of Issuing Banks.  Any Issuing Bank may be replaced at any time by written agreement among the Borrowers, the Administrative Agent, the replaced Issuing
Bank and the successor Issuing Bank.  The Administrative Agent shall notify the applicable
Lenders of any such replacement of any Issuing Bank.  At the time any such replacement shall become effective, each Borrower shall pay all its respective unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.10(b).  From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks,

as the context shall require.  After the replacement of any Issuing Bank hereunder, the replaced
Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.
(k)Cash Collateralization.  If the applicable Borrower shall be required to provide cover for its LC Exposure of a Class pursuant to Section 2.08(a), Section 2.09(c)
Section 2.09(d) or the last paragraph of Article VII, such Borrower shall immediately deposit into a segregated collateral account or accounts (herein, with respect to each Borrower, collectively, the “Letter of Credit Collateral Account”; for the avoidance of doubt, each
Borrower’s Letter of Credit Collateral Account shall be segregated from each other Borrower’s
Letter of Credit Collateral Account) in the name and under the dominion and control of the
Administrative Agent, Cash denominated in the Currency of the Letter of Credit under which such LC Exposure arises in an amount equal to the amount required under Section 2.08(a),
Section 2.09(c), Section 2.09(d) or the last paragraph of Article VII, as applicable.  Such deposit shall be held by the Administrative Agent as collateral in the first instance for its LC Exposure under this Agreement and thereafter for the payment of the “Secured Obligations” of such
Borrower under and as defined in the Guarantee and Security Agreement to which such
Borrower is a party, and for these purposes such Borrower hereby grants a security interest to the
Administrative Agent for the benefit of the applicable Lenders of such Borrower in the Letter of
Credit Collateral Account with respect to such Borrower and in any financial assets (as defined in the Uniform Commercial Code) or other property held therein.  If the applicable Borrower is required to provide cash collateral hereunder as a result of the occurrence of an Event of Default, such cash collateral (to the extent not applied as set forth in this Section 2.04(k)) shall be returned to such Borrower promptly after all Events of Default have been cured or waived. If the applicable Borrower is required to provide cash collateral hereunder pursuant to Section
2.09(b)(ii), such cash collateral (to the extent not applied as set forth in this Section 2.04(k)) shall be returned to such the Borrower as and to the extent that, after giving effect to such return, the aggregate Revolving Credit Exposure would not exceed the aggregate Commitments, no prepayment would be required under Section 2.09(b)(ii) and no Default or Event of Default shall have occurred and be continuing.
SECTION 2.05.Funding of Borrowings.
(a)Funding by Lenders.  Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00
p.m., Local Time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.22.  The Administrative Agent will make such Loans available to the applicable
Borrower by promptly crediting the amounts so received, in like funds, to the account(s) of such
Borrower designated by such Borrower in the applicable Borrowing Request; provided that
Borrowings made to such Borrower to finance the reimbursement of an LC Disbursement with respect to such Borrower as provided in Section 2.04(f) shall be remitted by the Administrative
Agent to the applicable Issuing Bank.
(b)Presumption by the Administrative Agent.  Unless the Administrative
Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such
Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount.  In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the
Administrative Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in the corresponding Currency with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the
Administrative Agent, at (i) in the case of such Lender, the NYFRB Rate or (ii) in the case of such Borrower, the interest rate applicable at the time to Term Benchmark Loans having an
Interest Period of one month’s duration made to such Borrower (or, if such LC Disbursement is denominated in Pounds Sterling, RFR Loans).  If such Lender pays such amount to the
Administrative Agent, then such amount shall constitute such Lender’s Loan included in such
Borrowing.  Nothing in this paragraph shall relieve any Lender of its obligation to fulfill its commitments hereunder, and shall be without prejudice to any claim any Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.
SECTION 2.06.Interest Elections.
(a)Elections by the Applicable Borrower for Borrowings.  Subject to
Section 2.03(d), the Loans constituting each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Term Benchmark Borrowing, shall have the Interest Period specified in such Borrowing Request.  Thereafter the applicable Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such
Borrowing as a Borrowing of the same Type and, in the case of a Term Benchmark Borrowing, may elect the Interest Period therefor, all as provided in this Section; provided, however, that
(i) a Borrowing of a Class may only be continued or converted into a Borrowing of the same
Class, (ii) a Borrowing denominated in one Currency may not be continued as, or converted into, a Borrowing in a different Currency, (iii) no Borrowing denominated in a Foreign Currency may be continued if, after giving effect thereto, (x) the aggregate Revolving Multicurrency Credit
Exposures with respect to the applicable Borrower would exceed the aggregate Multicurrency
Subcommitments with respect to such Borrower or (y) the aggregate amount of the Revolving
Multicurrency Credit Exposure of all of the Lenders denominated in a Foreign Currency would exceed 50% of the total Commitments hereunder, (iv) no Term Benchmark Borrowing denominated in AUD or NZD may be continued if, after giving effect thereto, the aggregate amount of the Revolving Multicurrency Credit Exposure of all of the Lenders denominated in
AUD and NZD would exceed 20% of the total Commitments hereunder and (v) a Term
Benchmark Borrowing denominated in a Foreign Currency may not be converted into a
Borrowing of a different Type.  The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders of the respective Class holding the Loans constituting such
Borrowing, and the Loans constituting each such portion shall thereafter be considered a separate
Borrowing.  This Section shall not apply to Swingline Borrowings, which may not be converted or continued.
(b)Notice of Elections.  To make an election pursuant to this Section, the applicable Borrower shall notify the Administrative Agent of such election by delivery of a signed Interest Election Request or by e-mail by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election.  Each such e-mail Interest
Election Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or e-mail to the Administrative Agent of a written Interest Election Request signed by the applicable Borrower.
(c)Content of Interest Election Requests.  Each Interest Election Request
(whether a written Interest Election Request or an e-mail request) shall specify the following information in compliance with Section 2.02:
(i)the name of the applicable Borrower;
(ii)the Borrowing (including the Class) to which such Interest Election
Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iv) and (v) of this paragraph shall be specified for each resulting Borrowing);
(iii)the effective date of the election made pursuant to such Interest Election
Request, which shall be a Business Day;
(iv)in the case of a Borrowing denominated in Dollars, whether the resulting
Borrowing is to be an ABR Borrowing or a Term Benchmark Borrowing; and
(v)if the resulting Borrowing is a Term Benchmark Borrowing, the Interest
Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d).
(d)Notice by the Administrative Agent to the Lenders.  Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable
Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)Failure to Elect; Events of Default.  If the applicable Borrower fails to deliver a timely and complete Interest Election Request with respect to a Term Benchmark
Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, (i) if such Borrowing is denominated in Dollars, at the end of such Interest
Period such Borrowing shall be converted to a Term Benchmark Borrowing of the same Class having an Interest Period of one month’s duration, and (ii) if such Borrowing is denominated in a
Foreign Currency, such Borrower shall be deemed to have selected an Interest Period of one month’s duration.  Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing with respect to a Borrower and the Administrative Agent, at the request of the Required Lenders, so notifies such Borrower, then, so long as such Event of
Default is continuing with respect to such Borrower no outstanding Term Benchmark Borrowing made to such Borrower may have an Interest Period of more than one month’s duration.
SECTION 2.07.Termination, Reduction, Increase or Reallocation of the
Commitments and the Subcommitments.
(a)Scheduled Termination.  Unless previously terminated in accordance with the terms of this Agreement, the Commitments of each Class shall terminate on the Commitment
Termination Date.
(b)Voluntary Termination or Reduction.  In addition to the right to reallocate pursuant to paragraph (g) of this Section, any Borrower may at any time without premium or penalty terminate, or from time to time reduce, its Subcommitments ratably among each Class;
provided that (i) each reduction of any Subcommitments pursuant to this sentence shall be in an amount that is $5,000,000 or a larger multiple of $1,000,000 in excess thereof (or, in each case, if less, the entire remaining amount of the Subcommitments of any Class with respect to such
Borrower) and (ii) such Borrower shall not terminate or reduce the Subcommitments if, after giving effect to any concurrent prepayment of the Loans of any Class made to such Borrower in accordance with Section 2.09, the total Revolving Credit Exposures of such Class with respect to such Borrower would exceed the total Subcommitments of such Class with respect to such
Borrower.
(c)Notice of Voluntary Termination or Reduction.  The applicable Borrower shall notify the Administrative Agent of any election to terminate or reduce its Subcommitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof.  Promptly following receipt of any notice, the Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each notice delivered by a Borrower pursuant to this Section shall be irrevocable; provided that any such notice of termination or reduction of the Subcommitments of a Class may state that such notice is conditioned upon the effectiveness of other events
(including the reallocation of such Subcommitments pursuant to paragraph (g) of this Section), in which case such notice may be revoked by such Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
(d)Effect of Termination or Reduction.  Each termination or reduction of
Subcommitments of a Class with respect to a Borrower made pursuant to paragraph (b) of this
Section shall (i) be made ratably among the Lenders in accordance with their respective
Subcommitments of such Class with respect to such Borrower and (ii) result in a permanent termination of Commitments in an amount equal to the Subcommitments so terminated or reduced.  Each Lender authorizes and instructs the Administrative Agent to, concurrently with and immediately after the effectiveness of any termination or reduction of Subcommitments pursuant to paragraph (b) of this Section, amend Schedule I to reflect the aggregate amount of each Lender’s aggregate Commitments and such Lender’s Subcommitments with respect to each
Borrower.
(e)Increase of the Commitments.
(i)Requests for Increase.  Each Borrower shall have the right, at any time after the Restatement Effective Date but prior to the Commitment Termination Date, to propose that the Commitments of a Class hereunder be increased (each such proposed increase being a “Commitment Increase”) by notice to the Administrative Agent, specifying each existing Lender (each an “Increasing Lender”) and/or each additional lender (each an “Assuming Lender”) that shall have agreed to an additional Commitment and the date on which such increase is to be effective (the “Commitment Increase Date”), which shall be a Business Day at least three Business Days (or such lesser period as the
Administrative Agent may reasonably agree) after delivery of such notice and at least
30 days prior to the Commitment Termination Date; provided that no Lender shall be obligated to provide any increased Commitment; provided, further that:
(A)each increase shall be in a minimum amount of at least
$15,000,000 or a larger multiple of $5,000,000 in excess thereof (or, in each case, in such other amounts as the Administrative Agent may reasonably agree);
(B)the aggregate amount of all Commitments outstanding, at any given time, shall not exceed $7,050,000,000;
(C)each Assuming Lender shall be consented to by the Administrative
Agent and the Issuing Banks (in each case, which consent shall not be unreasonably withheld or delayed);
(D)no Default or Event of Default shall have occurred and be continuing on such Commitment Increase Date or shall result from the proposed
Commitment Increase with respect to any Borrower;
(E)the representations and warranties made by such Borrower and the other members of its Obligor Group contained in this Agreement shall be true and correct in all material respects (unless the relevant representation and warranty already contains a materiality qualifier or, in the case of the representations and warranties in Sections 3.01, 3.02, 3.04, 3.11 and 3.15 of this Agreement, and in
Sections 2.01, 2.02 and 2.04 through 2.08 of the Guarantee and Security
Agreement such Borrower is party to, in each such case, such representation and warranty shall be true and correct in all respects) on and as of the Commitment
Increase Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and
(F)no Non-Extending Lender may participate in any Commitment
Increase unless, in connection therewith, it shall have agreed to be become an
“Extending Lender” hereunder.
(ii)Effectiveness of Commitment Increase.  On the Commitment Increase
Date for any Commitment Increase, (A) each Assuming Lender, if any, shall become a
Lender hereunder as of such Commitment Increase Date with the Commitment in the amount set forth in the agreement referred to in Section 2.07(e)(ii)(y), (B) the
Commitment of the respective Class of each Increasing Lender part of such Commitment
Increase, if any, shall be increased as of such Commitment Increase Date to the amount set forth in the agreement referred to in Section 2.07(e)(ii)(y), (C) the Borrower Sublimit
with respect to the Borrower requesting such Commitment Increase shall be increased as of such Commitment Increase Date in an amount equal to such total Commitment
Increase, and (D) each Lender’s Subcommitments with respect to each Borrower shall be reallocated as of such Commitment Increase Date in the manner set forth in clause (iv)
below; provided that:
(x)the Administrative Agent shall have received on such Commitment
Increase Date a certificate signed by (1) a duly authorized officer of such
Borrower stating that each of the applicable conditions to such Commitment
Increase set forth in the foregoing paragraph (i) has been satisfied with respect to such Borrower and (2) a duly authorized officer of each other Borrower stating that the condition set forth in the foregoing subparagraph (i)(D) has been satisfied with respect to such other Borrower; and
(y)each Assuming Lender or Increasing Lender shall have delivered to the Administrative Agent on such Commitment Increase Date, an agreement, in form and substance reasonably satisfactory to the Borrowers and the
Administrative Agent, pursuant to which such Lender shall, effective as of such
Commitment Increase Date, undertake a Commitment or an increase of
Commitment in each case of the respective Class, duly executed by such
Assuming Lender or such Increasing Lender, as applicable, and the Borrowers, and acknowledged by the Administrative Agent.
(iii)Recordation into Register.  Upon its receipt of (1) an agreement referred to in clause (ii)(y) above executed by each Assuming Lender and each Increasing Lender part of such Commitment Increase, as applicable, together with the certificate referred to in clause (ii)(x) above and (2) an amended Schedule I pursuant to clause (iv) below, the
Administrative Agent shall, (x) if such agreement referred to in clause (ii)(y) has been completed, accept such agreement, (y) record the information contained in the amended
Schedule I in the Register and (z) give prompt notice thereof to the Borrowers.
(iv)Adjustment of Subcommitments upon Effectiveness of Increase.  On the
Commitment Increase Date for any Commitment Increase, the Subcommitments of each
Lender (including each Assuming Lender and Increasing Lender, as applicable) shall be reallocated and adjusted among each of the Borrowers such that each Lender’s

Subcommitment with respect to each Borrower is equal to such Lender’s pro rata share of the total Commitments as in effect immediately after giving effect to such Commitment
Increase.  Notwithstanding anything to the contrary contained herein, no Lender’s consent shall be required in connection with the reallocation of Subcommitments pursuant to this clause (iv) and each Lender authorizes and instructs the Administrative
Agent to, concurrently with and immediately after the effectiveness of any such reallocation, amend Schedule I to reflect the aggregate amount of each Lender’s
(including Increasing Lenders and Assuming Lenders part of any Commitment Increase and giving pro forma effect to such Commitment Increase and the reallocations made pursuant to this clause (iv)) aggregate Commitments and such Lender’s Subcommitments with respect to each Borrower.  Each reference to Schedule I in this Agreement shall be to Schedule I as amended from time to time.
(f)Adjustments of Borrowings upon Effectiveness of Subcommitment
Increase or Reallocations.  On each date the Subcommitments are increased or reallocated pursuant to paragraph (e) of this Section, immediately after giving effect to such increase or reallocation, each Borrower shall (A) prepay the outstanding Loans made to such Borrower (if any) of the affected Class in full, (B) simultaneously borrow new Loans of such Class hereunder in an amount equal to such prepayment (in the case of Term Benchmark Loans, (1) to any
Borrower whose aggregate Subcommitments are increasing at such time, with Adjusted Term
SOFR Rates, Adjusted Term CORRA Rates, Adjusted EURIBOR Rates or the applicable Local
Rates, as applicable, equal to the outstanding Adjusted Term SOFR Rate, Adjusted Term
CORRA Rate, Adjusted EURIBOR Rate or the applicable Local Rate, as applicable, and with
Interest Period(s) ending on the date(s) of any then outstanding Interest Period(s) and (2) to any
Borrower whose aggregate Subcommitments are not changing at such time, with Adjusted Term
SOFR Rates, Adjusted Term CORRA Rates, Adjusted EURIBOR Rates or the applicable Local
Rates, as applicable, having Interest Periods (the duration of which may be less than one month)
that are the same as the Adjusted Term SOFR Rates, Adjusted Term CORRA Rates, Adjusted
EURIBOR Rates or the applicable Local Rates, as applicable, and Interest Periods applicable to outstanding Loans made to such Borrower at such time); provided that, with respect to subclauses (A) and (B), (x) the prepayment to, and borrowing from, any existing Lender by such
Borrower shall be effected by book entry to the extent that any portion of the amount prepaid to such Lender by such Borrower will be subsequently borrowed from such Lender by such
Borrower and (y) the existing Lenders, the Increasing Lenders and the Assuming Lenders shall make and receive payments among themselves, in a manner acceptable to the Administrative
Agent, so that, after giving effect thereto, the Loans of such Class made to such Borrower are held ratably by the Lenders of such Class in accordance with their respective Subcommitments of such Class with respect to such Borrower (and after giving effect to such Commitment
Increase) and (C) pay to the Lenders of such Class with respect to such Borrower the amounts, if any, payable under Section 2.15 as a result of any such prepayment (it being understood that any payments required pursuant to Section 2.15 by any Borrower that is not increasing the aggregate amount of its Subcommitments shall be payable by the Borrowers increasing the aggregate amount of their respective Subcommitments (which amount shall be payable ratably among the increasing Borrowers based on the amount of increased Subcommitments received by each such
Borrower as a result of such Commitment Increase)).  Concurrently therewith, immediately after giving effect to the reallocations pursuant to paragraph (e) of this Section or otherwise pursuant to this Agreement, the Lenders of such Class shall be deemed to have adjusted their participation interests in any outstanding Letters of Credit of such Class issued on behalf of each Borrower so that such interests are held ratably in accordance with their Subcommitments of such Class with respect to such Borrower as so increased.
(g)Voluntary Reallocation of Subcommitments.

(i)Voluntary Reallocation.  The Borrowers may at any time without premium or penalty, or from time to time, elect to reallocate all or any portion of the
Subcommitments from one or more of the Borrowers to one or more of the other
Borrowers, in each case ratably among the applicable Lenders (each such proposed reallocation being a “Voluntary Reallocation”): (A) at the option of any two or more
Borrowers and/or (B) in connection with the designation of a “Borrower” hereunder pursuant to Section 9.19; provided that, (v) since the Restatement Effective Date, there has not been any event, development or circumstance that has had or could reasonably be expected to have a Material Adverse Effect with respect to the Increasing Borrower, (w)
as of the date of such election, no Default shall have occurred and be continuing with respect to any Borrower (other than any Reducing Borrower (as defined below) part of such Voluntary Reallocation that is reducing its Subcommitments; provided that (1) such
Reducing Borrower does not have any outstanding Designated Indebtedness, or (2) if such Reducing Borrower has outstanding Designated Indebtedness, its Subcommitments are being reduced in full), (x) each Reducing Borrower and each Increasing Borrower part of such Voluntary Reallocation, as applicable shall have taken all necessary corporate action, (y) no Reducing Borrower shall reduce the Subcommitments of such
Reducing Borrower if, after giving effect to any concurrent prepayment of Loans of any
Class made by such Reducing Borrower, (i) the total Revolving Credit Exposures of such
Class with respect to such Reducing Borrower would exceed the total Subcommitments of such Class with respect to such Reducing Borrower or (ii) the LC Exposure with respect to any Borrower would exceed such Borrower’s Borrower LC Sublimit and (z)
unless otherwise agreed by the Administrative Agent, after the Restatement Effective
Date, the Borrowers may make no more than four (4) reallocations in the aggregate pursuant to paragraph (g)(i)(A), in any rolling twelve-month period (for the avoidance of doubt, any one or more transactions described in this clause (z) occurring on the same date shall be deemed to be a single reallocation).
(ii)Notice of Voluntary Reallocation.  The Reallocating Borrowers (as
defined below) shall jointly notify the Administrative Agent of any election to reallocate the Subcommitments with respect to such Borrowers under paragraph (g)(i) of this
Section at least ten (10) Business Days (or such lesser period as the Administrative Agent may reasonably agree) prior to the effective date of such reallocation, specifying (A) each
Borrower that shall have agreed to reduce its Subcommitments (each a “Reducing
Borrower”), (B) each Borrower that shall have agreed to increase its Subcommitments
(each an “Increasing Borrower” and together with the Reducing Borrowers, the
“Reallocating Borrowers”), (C) the amounts of the reduction being made by each
Reducing Borrower, (D) the amounts of the increase being made by each Increasing
Borrower and (E) the date on which such reallocation is to be effective (the “Reallocation
Date”).  Promptly following receipt of any election, the Administrative Agent shall advise the applicable Lenders of the contents thereof.  Each notice delivered by the
Reallocating Borrowers pursuant to this Section shall be irrevocable; provided that a notice of Voluntary Reallocation may state that such notice is conditioned upon the effectiveness of other events, in which case such notice may be revoked by any
Reallocating Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied.
(iii)Effectiveness of Voluntary Reallocation.  On the Reallocation Date for
any Voluntary Reallocation and in each case in the amounts set forth in the notice referred to in paragraph (g)(ii) of this Section, (A) the Subcommitments, Loans and LC
Exposure of the respective Class with respect to each Reducing Borrower part of such
Voluntary Reallocation shall be reduced ratably among the Lenders in accordance with their respective aggregate Commitments of such Class, (B) the Borrower Sublimit with respect to each Reducing Borrower part of such Voluntary Reallocation shall be reduced as of such Reallocation Date, (C) the Subcommitments, Loans and LC Exposure of the
respective Class with respect to each Increasing Borrower part of the Voluntary
Reallocation shall be increased ratably among the Lenders in accordance with their respective aggregate Commitments of such Class and (D) the Borrower Sublimit with respect to each Increasing Borrower part of such Voluntary Reallocation shall be increased as of such Reallocation Date.  Each Lender authorizes and instructs the
Administrative Agent to, concurrently with and immediately after the effectiveness of any Voluntary Reallocation, amend Schedule I to reflect the aggregate amount of each
Lender’s aggregate Commitments and such Lender’s Subcommitments with respect to each Borrower.
(h)Reallocation of Subcommitments Upon Merger of Borrowers.  In
connection with and concurrently with the effectiveness of a Borrower Merger, all of the
Subcommitments, Loans and LC Exposures (if any) of the Non-Surviving Obligors will be reallocated to the Surviving Borrower, in each case ratably among the applicable Lenders.  For the avoidance of doubt, the Surviving Borrower shall immediately, as of the date of consummation of such merger or consolidation, receive credit in its Collateral Pool and its
Borrowing Base for all Portfolio Investments of each Non-Surviving Obligor that were included in each Non-Surviving Obligor’s Collateral Pool and Borrowing Base, respectively, immediately prior to such Borrower Merger to the extent such Portfolio Investments are included in the
Collateral Pool of the Surviving Borrower upon the consummation of such Borrower Merger and the Surviving Borrower will assume all of the Non-Surviving Borrower’s obligations hereunder as provided herein.  If applicable, as of the date of the consummation of such Borrower Merger, each Issuing Bank (if any) of each Non-Surviving Borrower shall immediately become one of the Issuing Banks for the Surviving Borrower and each Issuing Bank authorizes, and instructs the
Administrative Agent to amend Schedule I accordingly.  Each Lender authorizes and instructs the Administrative Agent to, concurrently with and immediately after the effectiveness of any
Borrower Merger, amend Schedule I to reflect the aggregate amount of each Lender’s aggregate
Commitments and such Lender’s Subcommitments with respect to each Borrower.
(i)Mandatory Termination of Subcommitments of Non-Extending Lenders.
Unless previously terminated, the Subcommitments of each 2023 Non-Extending Lender shall terminate on May 17, 2026 and the Subcommitments of each 2025 Non-Extending Lender shall terminate on October 31, 2027.  In connection with the foregoing, each Lender (other than any
2023 Non-Extending Lender and any 2025 Non-Extending Lender), hereby agrees that it shall not be entitled to any pro-rata reduction in its Subcommitments of the same Class notwithstanding Section 2.07(d) or 2.17(c), or any other provision hereof to the contrary.
(j)Replacement of Non-Extending Lenders.  The Borrowers shall have the right, in their sole discretion and at their sole cost and expense, to replace any Non-Extending
Lender in the manner set forth in Section 2.19(b).
SECTION 2.08.Repayment of Loans; Evidence of Debt.
(a)Repayment.  Each Borrower (severally and not jointly, and solely with respect to itself) hereby unconditionally promises to pay to the Administrative Agent for the account of the applicable Lenders of each Class:
(i)to the Administrative Agent for account of the applicable Lenders the outstanding principal amount of the Loans of each Class of its Loans and all other amounts due and owing by such Borrower or any other member of its Obligor Group on the Maturity Date;
(ii)to the applicable Swingline Lender the then unpaid principal amount of each Swingline Loan of such Class made by such Swingline Lender to such Borrower and denominated in Dollars, on the earlier of the Maturity Date and the fifth Business
Day after such Swingline Loan is made to such Borrower; provided that on each date that a Borrowing in such Currency is made to such Borrower (other than a Swingline
Borrowing), such Borrower shall repay all Swingline Loans of such Class then outstanding; and
(iii)to the applicable Swingline Lender the then unpaid principal amount of each Swingline Loan of such Class made by such Swingline Lender to such Borrower and denominated in an Agreed Foreign Currency, on the earlier of the Maturity Date and the fifth Business Day after such Swingline Loan is made to such Borrower; provided that on each date that a Borrowing in such Currency is made to such Borrower (other than any Swingline Borrowing), such Borrower shall repay all Swingline Loans of such Class then outstanding.
In addition, on the Maturity Date, to the extent any Letter of Credit issued on behalf of such Borrower is outstanding (notwithstanding the requirements of Section 2.04(d)), such Borrower shall deposit into the Letter of Credit Collateral Account Cash of such Borrower an amount equal to 102% of the undrawn face amount of all Letters of Credit issued on behalf of such Borrower outstanding on the close of business on the Maturity Date, such deposit to be held by the Administrative Agent as collateral security for the LC Exposure with respect to such
Borrower under this Agreement in respect of the undrawn portion of such Letters of Credit issued on behalf of such Borrower.
(b)Manner of Payment.  Subject to Section 2.09(e), prior to any repayment or prepayment of any Borrowings hereunder, the applicable Borrower shall select the Borrowing or
Borrowings to be paid and shall notify the Administrative Agent by telecopy or e-mail of such selection not later than 12:00 p.m., New York City time, three Business Days before the scheduled date of such repayment.  If the repayment or prepayment is denominated in Dollars and the Class to be repaid or prepaid is specified (or if no Class is specified and there is only one
Class of Loans with Borrowings in Dollars outstanding), such Borrower shall repay or prepay any outstanding ABR Borrowings of such Class made to such Borrower pro rata and thereafter repay or prepay the remaining Borrowings within such Class made to such Borrower in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid or prepaid first).  If the repayment or prepayment is denominated in Dollars and the Class to be repaid or prepaid is not specified, such Borrower shall repay or prepay pro rata between any outstanding ABR Borrowings made to such Borrower of the Dollar Lenders and the Multicurrency Lenders, and thereafter repay or prepay the remaining Borrowings made to such Borrower denominated in Dollars in the order of the remaining duration of their respective Interest Periods (the Borrowings with the shortest remaining Interest Period to be repaid or prepaid first).  If the repayment or prepayment is denominated in an Agreed Foreign Currency (including as a result of such Borrower’s receipt of proceeds from a prepayment event in such Agreed Foreign Currency), such Borrower may, at its option, repay or prepay any outstanding Borrowings made to such Borrower in such Currency ratably among just the Multicurrency Lenders in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid or prepaid first), and, if after such payment, the balance of the Borrowings made to such
Borrower denominated in such Currency is zero, then if there are any remaining proceeds, such
Borrower shall repay or prepay the Loans made to such Borrower (or provide cover for outstanding Letters of Credit issued on behalf of such Borrower as contemplated by Section
2.04(k)) on a pro-rata basis between each outstanding Class of Revolving Credit Exposure with respect to such Borrower in the order of the remaining duration of their respective Interest
Periods (the Borrowing with the shortest remaining Interest Period to be repaid or prepaid first).

Each payment of a Borrowing of a Class shall be applied ratably to the Loans of such Class included in such Borrowing.
(c)Maintenance of Records by Lenders.  Each Lender shall maintain in accordance with its usual practice records evidencing the indebtedness of each Borrower to such
Lender resulting from each Loan made by such Lender to such Borrower, including the amounts and Currency of principal and interest payable and paid to such Lender from time to time hereunder.
(d)Maintenance of Records by the Administrative Agent.  The Administrative
Agent shall maintain records in which it shall record (i) the Borrower to which each Loan hereunder is made, (ii) the amount and Currency of each Loan made hereunder, the Class and
Type thereof and each Interest Period therefor, (iii) the amount and Currency of any principal or interest due and payable or to become due and payable from the applicable Borrower to each
Lender of such Class hereunder and (iv) the amount and Currency of any sum received by the
Administrative Agent hereunder for the account of the Lenders with respect to each Loan and each Lender’s share thereof.
(e)Effect of Entries.  The entries made in the records maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence, absent obvious error, of the existence and amounts of the obligations recorded therein; provided that the failure of any
Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of any Borrower to repay the Loans made to such Borrower in accordance with the terms of this Agreement.  In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records maintained by the
Administrative Agent in respect of such matters, the accounts and records of the Administrative
Agent shall control in the absence of obvious error.  In the event of any conflict between the
Register and any other accounts and records maintained by the Administrative Agent, the
Register shall control in the absence of obvious error.
(f)Promissory Notes.  Any Lender may request that Loans made by it be evidenced by a promissory note.  In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such
Lender, to such Lender and its permitted registered assigns) in substantially the form attached hereto as Exhibit G or in such other form as shall be reasonably satisfactory to the
Administrative Agent.  Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its permitted registered assigns).  Upon the consummation of a Borrower Merger, at the request of the Surviving Borrower, each Lender shall promptly return each promissory note (if any) of each Non-Surviving Obligor in its possession to the Surviving Borrower (or provide a certification to the Surviving Borrower that such promissory note has been lost or destroyed).
SECTION 2.09.Prepayment of Loans.
(a)Optional Prepayments.  Each Borrower shall have the right at any time and from time to time (but subject to Sections 2.09(f) and (h)) to prepay any Borrowing made to such Borrower in whole or in part, without premium or penalty except for payments under
Section 2.15, subject to the requirements of this Section.
(b)Mandatory Prepayments Due to Changes in Exchange Rates.
(i)Determination of Amount Outstanding.  On each Revaluation Date, the
Administrative Agent shall determine the aggregate Revolving Multicurrency Credit

Exposure with respect to the applicable Borrower.  For the purpose of this determination, the outstanding principal amount of any Loan or LC Exposure that is denominated in any
Foreign Currency shall be deemed to be the Dollar Equivalent of the amount in the
Foreign Currency of such Loan or LC Exposure, determined as of such Revaluation Date.
Upon making such determination, the Administrative Agent shall promptly notify the
Multicurrency Lenders and the applicable Borrower thereof.
(ii)Prepayment.  If, on the date of such determination, the aggregate
Revolving Multicurrency Credit Exposure with respect to the applicable Borrower minus the Multicurrency LC Exposure with respect to such Borrower fully cash collateralized pursuant to Section 2.04(k) on such date exceeds 105% of the aggregate amount of the
Multicurrency Subcommitments as then in effect with respect to such Borrower, such
Borrower shall prepay the Multicurrency Loans made to such Borrower and Swingline
Multicurrency Loans made to such Borrower (and/or provide cover for Multicurrency LC
Exposure with respect to such Borrower as specified in Section 2.04(k)) within 15
Business Days following the date such Borrower receives notice from the Administrative
Agent of such determination in such aggregate amounts as shall be necessary so that after giving effect thereto the aggregate Revolving Multicurrency Credit Exposure with respect to such Borrower does not exceed the Multicurrency Subcommitments with respect to such Borrower. Any prepayment pursuant to this paragraph shall be applied, first, to
Swingline Multicurrency Loans made to such Borrower and outstanding, second, to
Multicurrency Loans made to such Borrower and outstanding and third, as cover for
Multicurrency LC Exposure of such Borrower.
Any prepayment made by a Borrower pursuant to this paragraph shall be applied, first, to its Multicurrency Loans outstanding and second, as cover for its Multicurrency LC
Exposure.
(c)Mandatory Prepayments due to Borrowing Base Deficiency.  In the event that at any time any Borrowing Base Deficiency shall exist with respect to a Borrower, such
Borrower shall (x) prepay (subject to Sections 2.09(f) and (h)) its Loans (and/or provide cover for the Letters of Credit issued on such Borrower’s behalf as contemplated by Section 2.04(k)), or (y) reduce its other Indebtedness that is included in the Covered Debt Amount of such
Borrower, in such amounts as shall be necessary so that such Borrowing Base Deficiency is promptly cured; provided that (i) the aggregate amount of such prepayment of Loans made to such Borrower (and cover for Letters of Credit issued on behalf of such Borrower) shall be at least equal to such Borrower’s Revolving Credit Exposure’s ratable share (such ratable share being determined based on the outstanding principal amount of the Revolving Credit Exposures with respect to such Borrower as compared to its other Indebtedness that is included in the
Covered Debt Amount of such Borrower) of the aggregate prepayment and reduction of its other
Indebtedness that is included in the Covered Debt Amount of such Borrower and (ii) if, within five Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing
Base Deficiency (and/or at such other times as such Borrower has knowledge of such Borrowing
Base Deficiency), such Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within 30 Business Days
(which 30-Business Day period shall include the five Business Days permitted for delivery of such plan), then such prepayment or reduction shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as such Borrower may reasonably determine), so long as such Borrowing Base Deficiency is cured within such 30-
Business Day period; provided, further, that solely to the extent such Borrowing Base Deficiency is due to a failure to satisfy the requirements of Section 5.13(j) as a consequence of a change in either (x) the ratio of the Gross Borrowing Base to the Senior Debt Amount or (y) the Adjusted
Debt to Equity Ratio from one (1) quarterly period to the next, such thirty (30) Business Day period, shall be extended to a forty-five (45) Business Day period solely with respect to compliance with Section 5.13(j).  Notwithstanding anything to the contrary contained herein or in any other Loan Document, the existence of a Borrowing Base Deficiency shall not be a
Specified Default or Event of Default hereunder until the expiration of the applicable grace or cure period.
(d)Mandatory Prepayments due to Contingent Borrowing Base Deficiency.
In the event that at any time any Contingent Borrowing Base Deficiency shall exist with respect to a Borrower, such Borrower shall (x) prepay (subject to Sections 2.09(f) and (h)) its Loans
(and/or provide cover for the Letters of Credit on such Borrower’s behalf as contemplated by
Section 2.04(k)), or (y) reduce its other Indebtedness that is included in the Covered Debt
Amount of such Borrower, in such amounts as shall be necessary so that such Contingent
Borrowing Base Deficiency is promptly cured; provided that (i) the aggregate amount of such prepayment of Loans made to such Borrower (and cover for Letters of Credit issued on behalf of such Borrower) shall be at least equal to such Borrower’s Revolving Credit Exposure’s ratable share (such ratable share being determined based on the outstanding principal amount of the
Revolving Credit Exposures with respect to such Borrower as compared to its other Indebtedness that is included in the Covered Debt Amount of such Borrower) of the aggregate prepayment and reduction of its other Indebtedness that is included in the Covered Debt Amount of such
Borrower and (ii) if, within five Business Days after delivery of a Borrowing Base Certificate demonstrating such Contingent Borrowing Base Deficiency (and/or at such other times as such
Borrower has knowledge of such Contingent Borrowing Base Deficiency), such Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Contingent
Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan), then such prepayment or reduction shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as such Borrower may reasonably determine), so long as such Contingent Borrowing Base Deficiency is cured within such 30-Business Day period;
provided, further, that solely to the extent such Contingent Borrowing Base Deficiency is due to a failure to satisfy the requirements of Section 5.13(j) as a consequence of a change in either (x)
the ratio of the Gross Borrowing Base to the Senior Debt Amount or (y) the Adjusted Debt to
Equity Ratio from one (1) quarterly period to the next, such thirty (30) Business Day period shall be extended to a forty-five (45) Business Day period solely with respect to compliance with
Section 5.13(j).  Notwithstanding anything to the contrary contained herein or in any other Loan
Document, the existence of a Contingent Borrowing Base Deficiency with respect to such
Borrower shall not be a Specified Default or Event of Default hereunder with respect to such
Borrower until the expiration of the applicable grace or cure period.
(e)Mandatory Prepayments due to Certain Events Following the
Commitment Termination Date.  Subject to Sections 2.09(e)(vi), (e)(vii), (f) and (h):
(i)Asset Sales.  In the event that a Borrower or any other member of its
Obligor Group shall receive any Net Asset Sale Proceeds at any time after the
Commitment Termination Date, such Borrower shall, no later than the third Business Day following the receipt of such Net Asset Sale Proceeds, prepay the Loans made to such
Borrower (and/or provide cover for the Letters of Credit issued on behalf of such
Borrower as contemplated by Section 2.04(k)) in an amount equal to such Net Asset Sale
Proceeds; provided that such Borrower shall only be required to apply such Net Asset
Sale Proceeds to prepay the Loans made to such Borrower (and/or provide cover for the
Letters of Credit issued on behalf of such Borrower as contemplated by Section 2.04(k))
in respect of non-Portfolio Investments if and to the extent the cumulative aggregate amount of all Net Asset Sale Proceeds relating to non-Portfolio Investments, from time to time, exceeds $5,000,000; provided, further that such Borrower shall not be required to make any prepayment under this clause (i) to the extent such Net Asset Sale Proceeds were received in connection with a Borrower Merger in which the assets or properties that were the subject of such Asset Sale were transferred to the Surviving Borrower.
(ii)Extraordinary Receipts.  In the event that a Borrower or any other member of its Obligor Group shall receive any Extraordinary Receipts at any time after the
Commitment Termination Date, such Borrower shall, no later than the third Business Day following the receipt of such Extraordinary Receipts, prepay the Loans made to such
Borrower (and/or provide cover for the Letters of Credit issued on behalf of such
Borrower as contemplated by Section 2.04(k)) in an amount equal to such Extraordinary
Receipts; provided that such Borrower shall only be required to apply such Extraordinary
Receipts to prepay the Loans made to such Borrower (and/or provide cover for the
Letters of Credit issued on behalf of such Borrower as contemplated by Section 2.04(k))
if and to the extent the cumulative aggregate amount of such Extraordinary Receipts, from time to time, exceeds $5,000,000.
(iii)Returns of Capital.  In the event that a Borrower or any other member of its Obligor Group shall receive any Return of Capital at any time after the Commitment
Termination Date, the applicable Borrower shall, no later than the third Business Day following the receipt of such Return of Capital, prepay the Loans made to such Borrower
(and/or provide cover for the Letters of Credit issued on behalf of such Borrower as contemplated by Section 2.04(k)) in an amount equal to such Return of Capital.
(iv)Equity Issuances.  In the event that a Borrower shall receive any Cash proceeds from the issuance of Equity Interests of such Borrower (other than pursuant to any distribution reinvestment plan of such Borrower) at any time after the Commitment
Termination Date, such Borrower shall, no later than the third Business Day following the receipt of such Cash proceeds, prepay the Loans made to such Borrower (and/or provide cover for the Letters of Credit issued on behalf of such Borrower as contemplated by Section 2.04(k)) in an amount equal to seventy-five percent (75%) of such Cash proceeds, net of (1) underwriting discounts and commissions or similar payments and other costs, fees, commissions, premiums and expenses incurred by such Borrower or any other member of its Obligor Group directly incidental to such Cash receipts, including reasonable legal fees and expenses and (2) all taxes paid or reasonably estimated to be payable by such Borrower or such other Obligor as a result of such Cash receipts (after taking into account any available tax credits or deductions).
(v)Indebtedness.  In the event that a Borrower or any other member of its
Obligor Group shall receive any Cash proceeds from the issuance of Indebtedness
(excluding Hedging Agreements, other Indebtedness permitted by Sections 6.01(a), (d),
(e), (f), (i) and (j) and any Permitted Advisor Loan) by such Borrower or such other
Obligor, as applicable, at any time after the Commitment Termination Date, such
Borrower shall, no later than the third Business Day following the receipt of such Cash proceeds, prepay the Loans made to such Borrower (and/or provide cover for the Letters of Credit issued on behalf of such Borrower as contemplated by Section 2.04(k)) in an amount equal to such Cash proceeds, net of (1) underwriting discounts and commissions or other similar payments and other costs, fees, commissions, premiums and expenses incurred by such Borrower or any other member of its Obligor Group directly incidental to such Cash receipts, including reasonable legal fees and expenses and (2) all taxes paid or reasonably estimated to be payable by such Borrower or such other Obligor as a result of such Cash receipts (after taking into account any available tax credits or deductions).
(vi)Prepayment of Term Benchmark Loans.  To the extent the Loans to be prepaid from proceeds from any of the events described in subsections (i) through
(v) above are Term Benchmark Loans, the applicable Borrower may defer such prepayment until the last day of the Interest Period applicable to such Loans, so long as such Borrower deposits an amount equal to the amount of such prepayment, no later than the third Business Day following the receipt of such proceeds, into a segregated collateral account (including, for the avoidance of doubt, segregated from the account of each other
Borrower) in the name and under the dominion and control of the Administrative Agent pending application of such amount to the prepayment of such Loans on the last day of such Interest Period.
(vii)RIC Tax Distributions.  Notwithstanding anything herein to the contrary, any Net Asset Sale Proceeds, Extraordinary Receipts, Return of Capital or other Cash receipts required to be applied to the prepayment of the Loans pursuant to this Section
2.09(e) shall exclude the amounts estimated in good faith by the applicable Borrower to be necessary for such Borrower to make distributions sufficient in amount to achieve the objectives set forth in clauses (i), (ii) and (iii) of Section 6.05(b) hereof to the extent such
Borrower recognizes any income or gains in connection with the receipt of such Net
Asset Sale Proceeds, Extraordinary Receipts, Return of Capital or other Cash receipts and the recognition of such income or gains results in an increase in the amounts required to be distributed by such Borrower to achieve such objectives.
(f)Payments Following the Commitment Termination Date or During an
Event of Default.  Notwithstanding any provision to the contrary in Section 2.08 or this
Section 2.09, following the Commitment Termination Date:
(i)No optional prepayment of the Loans made of any Class shall be permitted unless at such time, the applicable Borrower also prepays its Loans of the other Class or, to the extent no Loans of the other Class are outstanding, provides cash collateral as contemplated by Section 2.04(k) for the outstanding Letters of Credit issued on behalf of such Borrower of such Class, which prepayment (and cash collateral) shall be made on a pro-rata basis (based on the outstanding principal amounts of such Indebtedness) between each outstanding Class of Revolving Credit Exposure with respect to such Borrower;
(ii)Any prepayment of Loans in Dollars required to be made in connection with any of the events specified in Section 2.09(e) shall be applied ratably (based on the outstanding principal amounts of such Indebtedness) between the Dollar Lenders and the
Multicurrency Lenders based on the then outstanding Loans made to the applicable
Borrower and Letters of Credit issued on behalf of such Borrower denominated in
Dollars; and
(iii)Notwithstanding any other provision to the contrary in this Agreement, if an Event of Default has occurred and is continuing with respect to a Borrower, then any payment or repayment by such Borrower of the Loans made to such Borrower shall be made and applied ratably (based on the aggregate Dollar Equivalents of the outstanding principal amounts of such Loans) between Dollar Loans made to such Borrower,
Multicurrency Loans made to such Borrower and Letters of Credit issued on behalf of such Borrower.
(g)[Reserved].
(h)Notices, Etc.
(i)The applicable Borrower shall notify the Administrative Agent (and, in the case of prepayment of a Swingline Loan, the applicable Swingline Lender) in writing by telecopy or e-mail of any prepayment hereunder by such Borrower (A)  in the case of prepayment of a Term Benchmark Borrowing under Section 2.09(a), not later than 12:00

p.m., New York City time, three Business Days before the date of prepayment, (B) in the case of prepayment of an ABR Borrowing under Section 2.09(a) or any prepayment under Section 2.09(b), (c) or (e), not later than 12:00 p.m., New York City time, on the date of prepayment, (C) in the case of prepayment of a Swingline Loan denominated in
Dollars, not later than 12:00 noon, New York City time, on the date of prepayment,
(D) in the case of a prepayment of a Swingline Loan denominated in Euro or Pounds
Sterling, not later than 9:00 a.m., New York City time, on the date of prepayment, (E) in the case of prepayment of an RFR Revolving Borrowing denominated in Pounds Sterling, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment and (F) in each case of the notice periods described in clauses (A) and (B), such lesser period as the Administrative Agent may reasonably agree with respect to notices given in connection with any of the events specified in Section 2.09(d)(ii) or (iii).
Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment; provided that, if a notice of prepayment is given in connection with a conditional notice of termination or reduction of the Subcommitments of a Class with respect to a Borrower as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination or reduction is revoked in accordance with
Section 2.07 and any such notices given in connection with any of the events specified in
Section 2.09(d) may be conditioned upon (x) the consummation of the Asset Sale or the issuance of Equity Interests or Indebtedness (as applicable) or (y) the receipt of net cash proceeds from Asset Sales, Net Extraordinary Receipts or Net Return of Capital.
Promptly following receipt of any such notice relating to a Borrowing, the Administrative
Agent shall advise the affected Lenders of the contents thereof.  Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11 and shall be made in the manner specified in Section 2.08(b).
(ii)In the event a Borrower is required to make any concurrent prepayments under both paragraph (c) and also another paragraph of this Section 2.09, the prepayment pursuant to such other paragraph of this Section 2.09 shall be made prior to any prepayment required to be made pursuant to paragraph (c) and the amount of the payment required pursuant to paragraph (c) (if any) shall be determined immediately after giving effect to the prepayment made (or to be made) under such other paragraph of this Section
2.09.
(i)Special Mandatory Repayment to 2023 Non-Extending Lenders.  With
respect to each Borrower, on May 17, 2027 (or, so long as no Default or Event of Default has occurred and is continuing, on such earlier date on or after May 17, 2026 as such Borrower may elect by written notice in accordance with Section 2.09(h)), such Borrower shall repay all of the
Revolving Loans of the 2023 Non-Extending Lenders and, in connection therewith, each other
Lender hereby agrees that, so long as its Loans are not otherwise due and payable hereunder, it shall not be entitled to any pro-rata repayment of its Loans of the same Class notwithstanding
Section 2.17(c) or any other provision hereof to the contrary.  If any LC Exposure of such
Borrower exists at the time of such repayment of the 2023 Non-Extending Lenders:
(i)all of such LC Exposure held by each 2023 Non-Extending Lender shall be reallocated among the Extending Lenders with Subcommitments of the same Class as such 2023 Non-Extending Lender in accordance with their respective Applicable
Multicurrency Percentages or Applicable Dollar Percentages, as applicable, but only to the extent (x) the sum of all Revolving Credit Exposures of a Class of such Borrower does not exceed the total of all Extending Lenders’ Subcommitments of such Class to such Borrower and (y) no Extending Lender’s Revolving Credit Exposure of such Class with respect to such Borrower will exceed such Lender’s Subcommitment of such Class to such Borrower, and (z) the conditions set forth in Section 4.02 are satisfied at such time; and
(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, such Borrower shall on the day of such prepayment to the 2023
Non-Extending Lenders also prepay Loans in accordance with Section 2.09(a) in an amount such that after giving effect thereto, all LC Exposure of the applicable 2023 Non-
Extending Lenders may be reallocated in accordance with clause (i) above (whereupon such LC Exposure shall be so reallocated regardless of whether the conditions set forth in
Section 4.02 are satisfied at such time).
(j)Special Mandatory Repayment to 2025 Non-Extending Lenders.  With
respect to each Borrower, on October 31, 2028 (or, so long as no Default or Event of Default has occurred and is continuing, on such earlier date on or after October 31, 2027 as such Borrower may elect by written notice in accordance with Section 2.09(h)), such Borrower shall repay all of the Revolving Loans of the 2025 Non-Extending Lenders and, in connection therewith, each other Lender hereby agrees that, so long as its Loans are not otherwise due and payable hereunder, it shall not be entitled to any pro-rata repayment of its Loans of the same Class notwithstanding Section 2.17(c) or any other provision hereof to the contrary.  If any LC
Exposure of such Borrower exists at the time of such repayment of the 2025 Non-Extending
Lenders:
(i)all of such LC Exposure held by each 2025 Non-Extending Lender shall be reallocated among the Extending Lenders with Subcommitments of the same Class as such 2025 Non-Extending Lender in accordance with their respective Applicable
Multicurrency Percentages or Applicable Dollar Percentages, as applicable, but only to the extent (x) the sum of all Revolving Credit Exposures of a Class of such Borrower does not exceed the total of all Extending Lenders’ Subcommitments of such Class to such Borrower and (y) no Extending Lender’s Revolving Credit Exposure of such Class with respect to such Borrower will exceed such Lender’s Subcommitment of such Class to such Borrower, and (z) the conditions set forth in Section 4.02 are satisfied at such time; and
(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, such Borrower shall on the day of such prepayment to the 2025
Non-Extending Lenders also prepay Loans in accordance with Section 2.09(a) in an amount such that after giving effect thereto, all LC Exposure of the applicable 2025 Non-
Extending Lenders may be reallocated in accordance with clause (i) above (whereupon such LC Exposure shall be so reallocated regardless of whether the conditions set forth in
Section 4.02 are satisfied at such time).
(iii)
Upon termination of any Non-Extending Lender’s Commitments pursuant to
Section 2.07(i) above and the reallocation of such Non-Extending Lender’s LC Exposure and repayment of each such Non-Extending Lender’s Loans and all other amounts then due and payable to such Non-Extending Lender in accordance with clauses (i) and (j) of this Section 2.09, such Non-Extending Lender shall cease being a party to this Agreement in its capacity as a
“Lender” but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to such date.
SECTION 2.10.Fees.

(a)Commitment Fee.  Each Borrower severally, and not jointly, and solely with respect to the Subcommitments allocated to it, agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue for the period beginning on the
Restatement Effective Date to but excluding the earlier of the date such Subcommitment terminates (including in connection with a reallocation in accordance with Section 2.07(g) or (h))
and the Commitment Termination Date, at a rate equal to, from and after the Restatement
Effective Date, (x) with respect to Lenders other than any Non-Extending Lender, 0.350% per annum on the daily unused amount of the Dollar Subcommitment or Multicurrency
Subcommitment, as applicable, of such Lender with respect to such Borrower and (y) with respect to each Non-Extending Lender, 0.375% per annum on the daily unused amount of the
Dollar Subcommitment or Multicurrency Subcommitment, as applicable, of such Non-Extending
Lender with respect to such Borrower.  Accrued commitment fees shall be payable by a
Borrower in arrears on the fifteenth (15th) day after each Quarterly Date and on the earlier of the date the Subcommitments of the respective Class with respect to such Borrower terminate
(including in connection with a reallocation in accordance with Section 2.07(g) or (h)) and the
Commitment Termination Date, commencing on the first such date to occur after the
Restatement Effective Date.  All commitment fees shall be computed on the basis of a year of
360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  For purposes of computing commitment fees, the Subcommitment of any Class of a Lender with respect to a Borrower shall be deemed to be used to the extent of the outstanding Loans of such Class of such Lender made to such Borrower and LC Exposure of such Class of such Lender with respect to such Borrower (and the Swingline Exposure of such
Class of such Lender to such Borrower shall be disregarded for such purpose).
(b)Letter of Credit Fees.  Each Borrower severally, and not jointly, and solely with respect to the Subcommitments allocated to it, agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of
Credit issued on behalf of such Borrower, which shall accrue at a rate per annum equal to the
Applicable Margin applicable to interest on Term Benchmark Loans (or, if such Letter of Credit is denominated in Pounds Sterling, RFR Loans) made to such Borrower on the daily maximum amount of such Lender’s LC Exposure with respect to such Borrower (excluding any portion thereof attributable to unreimbursed LC Disbursements with respect to such Borrower) during the period from and including the Restatement Effective Date to but excluding the later of the date on which such Lender’s Subcommitment of the applicable Class terminates (including in connection with a reallocation in accordance with Section 2.07(g)) with respect to such Borrower and the date on which such Lender ceases to have any LC Exposure of such Class with respect to such Borrower, and (ii) to the applicable Issuing Bank of such Borrower a fronting fee, which shall accrue at the rate of 0.25% (or such other rate as agreed by such Borrower and the applicable Issuing Bank) per annum on the daily maximum amount of the LC Exposure with respect to such Borrower (excluding any portion thereof attributable to unreimbursed LC
Disbursements with respect to such Borrower) during the period from and including the
Restatement Effective Date to but excluding the later of the date of termination (including in connection with a reallocation in accordance with Section 2.07(g)) of the Multicurrency
Subcommitments with respect to such Borrower and the date on which there ceases to be any LC
Exposure with respect to such Borrower, as well as such Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit on behalf of such Borrower or processing of drawings thereunder.  Participation fees and fronting fees accrued through and including each Quarterly Date shall be payable on the fifteenth (15th) day following such Quarterly Date, commencing on the first such date to occur after the Restatement
Effective Date; provided that, all such fees with respect to the Letters of Credit issued on behalf of such Borrower shall be payable on the date on which all Subcommitments of the applicable
Class terminate with respect to such Borrower (with respect to a Borrower, the “termination date”), such Borrower shall pay any such fees that have accrued and that are unpaid on the termination date and, in the event any Letters of Credit issued on behalf of such Borrower shall be outstanding that have expiration dates after the termination date, such Borrower shall prepay on the termination date the full amount of the participation and fronting fees that will accrue on such Letters of Credit subsequent to the termination date through but not including the date such outstanding Letters of Credit are scheduled to expire (and in that connection, the Lenders agree not later than the date two Business Days after the date upon which the last such Letter of Credit shall expire or be terminated to rebate to such Borrower the excess, if any, of the aggregate participation and fronting fees that have been prepaid by such Borrower over the amount of such fees that ultimately accrue through the date of such expiration or termination).  Any other fees payable to an Issuing Bank pursuant to this paragraph shall be payable within ten Business Days after demand.  All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).
(c)Administrative Agent Fees.  Each Borrower severally, and not jointly, agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between such Borrower and the Administrative Agent.
(d)Payment of Fees.  All fees payable by a Borrower hereunder shall be paid by such Borrower on the dates due, in Dollars and immediately available funds, to the
Administrative Agent (or to the applicable Issuing Bank, in the case of fees payable to it) for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto.
Fees paid shall not be refundable under any circumstances absent obvious error.  Any fees representing a Borrower’s reimbursement obligations of expenses, to the extent the requirements of an invoice are not otherwise specified in this Agreement, shall be due (subject to the other terms and conditions contained herein) within ten Business Days of the date that such Borrower receives from the Administrative Agent a reasonably detailed invoice for such reimbursement obligations.  For the avoidance of doubt, the obligation of each Borrower to pay fees hereunder shall be a several and not joint obligation.
SECTION 2.11.Interest.
(a)ABR Loans.  The Loans made to a Borrower constituting each ABR
Borrowing (including each Swingline Loan denominated in Dollars) made to such Borrower shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable
Margin with respect to such Borrower.
(b)Term Benchmark Loans and RFR Loans.  (i) The Loans made to a
Borrower constituting each Term Benchmark Borrowing made to such Borrower shall bear interest at the applicable Term Benchmark for the related Interest Period for such Borrowing plus the Applicable Margin with respect to such Borrower and (ii) the Loans made to a Borrower comprising each RFR Borrowing denominated in Sterling shall bear interest at a rate per annum equal to Adjusted Daily Simple RFR plus the Applicable Margin with respect to such Borrower.
(c)Swingline Loans.  (i) Swingline Loans made to a Borrower and denominated in Dollars shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin with respect to such Borrower, (ii) Swingline Loans made to a
Borrower and denominated in Euros shall bear interest at a rate per annum equal to Daily Simple
ESTR plus the Applicable Margin with respect to such Borrower and (iii) Swingline Loans made to a Borrower and denominated in Sterling shall bear interest at a rate per annum equal to
Adjusted Daily Simple RFR plus the Applicable Margin with respect to such Borrower.
(d)Default Interest.  Notwithstanding the foregoing clauses (a) and (b), if any principal of or interest on any Loan made to a Borrower or any fee or other amount payable by such Borrower hereunder is not paid when due (after giving effect to any grace period), whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus (x) if such other amount is denominated in Dollars, the rate applicable to ABR Loans as provided in paragraph (a) of this
Section, (y) if such other amount is denominated in a Foreign Currency (other than Pounds
Sterling), the rate applicable to Term Benchmark Loans as provided in paragraph (b)(i) of this
Section or (z) if such other amount is denominated in Pounds Sterling, the rate applicable to RFR
Loans as provided in paragraph (b)(ii) of this Section.
(e)Payment of Interest.  Accrued interest on each Loan made to a Borrower shall be payable, severally and not jointly, by such Borrower in arrears on each Interest Payment
Date for such Loan in the Currency in which such Loan is denominated and upon the Maturity
Date; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable by the applicable Borrower on demand, (ii) in the event of any repayment or prepayment of any
Loan (other than a prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable by the applicable Borrower on the date of such repayment or prepayment and (iii) in the event of any conversion of any Term Benchmark
Borrowing denominated in Dollars prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable by the applicable Borrower on the effective date of such conversion.
SECTION 2.12.Alternate Rate of Interest.
(a)Subject to clauses (b), (c), (d), (e) and (f) of this Section 2.12:
(i)if the Administrative Agent determines (which determination shall be conclusive absent manifest error) (A) prior to the commencement of any Interest Period for a Term Benchmark Borrowing, that adequate and reasonable means do not exist for ascertaining the Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted
EURIBOR Rate, the EURIBOR Rate, the Adjusted Term CORRA Rate, Term CORRA
or the applicable Local Rate (including because the Relevant Screen Rate is not available or published on a current basis), for the applicable Currency and such Interest Period or
(B) at any time for an RFR Borrowing, that adequate and reasonable means do not exist for ascertaining the applicable Adjusted Daily Simple RFR, Daily Simple RFR, SONIA
or Daily Simple SOFR for the applicable Currency; or
(ii)if the Administrative Agent is advised by the Required Lenders that (A)
prior to the commencement of any Interest Period for a Term Benchmark Borrowing, the
Adjusted Term SOFR Rate, the Term SOFR Rate, the Adjusted EURIBOR Rate, the
EURIBOR Rate, the Adjusted Term CORRA Rate, Term CORRA or the applicable
Local Rate for the applicable Currency for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for the applicable Currency and such Interest Period or (B) at any time, the applicable Adjusted Daily Simple RFR, Daily Simple RFR, SONIA or Daily Simple
SOFR for the applicable Currency will not adequately and fairly reflect the cost to such
Lenders of making or maintaining their Loans included in such Borrowing for the applicable Currency;
then the Administrative Agent shall give notice thereof to the applicable Borrower and the affected Lenders in writing by e-mail as promptly as practicable thereafter setting forth in reasonable detail the basis for such determination and, (x) until the Administrative Agent notifies such Borrower and such Lenders that the circumstances giving rise to such notice no longer exist and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03,

(A) for Loans denominated in Dollars, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark Borrowing and
any Borrowing Request that requests a Term Benchmark Borrowing shall instead be deemed to be an Interest Election Request or a Borrowing Request, as applicable, for (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not also the subject of Section 2.12(a)(i) or (ii) above or (y) an ABR Borrowing if the Daily Simple RFR for
Dollar Borrowings also is the subject of Section 2.12(a)(i) or (ii) above and (B) for Loans denominated in an Agreed Foreign Currency, any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Term Benchmark
Borrowing and any Borrowing Request that requests a Term Benchmark Borrowing or an RFR
Borrowing, in each case, for the relevant Benchmark, shall be ineffective; provided that if the circumstances giving rise to such notice affect only one Type of Borrowings, then all other
Types of Borrowings shall be permitted; provided further that, in connection with any ABR
Borrowing made pursuant to the terms of this Section 2.12(a), the determination of the Alternate
Base Rate shall disregard clause (c) of the definition thereof.  Furthermore, if any Term
Benchmark Loan or RFR Loan in any Currency is outstanding on the date of the applicable
Borrower’s receipt of the notice from the Administrative Agent referred to in this Section 2.12(a)
with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until (x) the Administrative Agent notifies the applicable Borrower and the Lenders that the circumstances giving rise to such notice no longer exist with respect to the relevant Benchmark and (y) the applicable Borrower delivers a new Interest Election Request in accordance with the terms of Section 2.06 or a new Borrowing Request in accordance with the terms of Section 2.03,
(A) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the
Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for
Dollar Borrowings is not also the subject of Section 2.12(a)(i) or (ii) above or (y) an ABR Loan if the Daily Simple RFR for Dollar Borrowings also is the subject of Section 2.12(a)(i) or (ii)
above, on such day, and (B) for Loans denominated in an Agreed Foreign Currency, (1) any
Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan,  and
(2) any RFR Loan shall immediately, bear interest at the Central Bank Rate for the applicable
Agreed Foreign Currency plus the CBR Spread (or in the case of Canadian Dollars, the Canadian
Prime Rate plus the Applicable Margin); provided that, if the Administrative Agent determines
(which determination shall be conclusive and binding absent manifest error) that the Central
Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate) for the applicable
Agreed Foreign Currency cannot be determined, any outstanding affected Term Benchmark
Loans or RFR Loans denominated in an Agreed Foreign Currency shall, at the applicable
Borrower’s election prior to such day: (x) be prepaid by such Borrower on such day or (y) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Agreed Foreign Currency) immediately.
(b)Notwithstanding anything to the contrary herein or in any other Loan
Document (and any Hedging Agreement shall be deemed not to be a “Loan Document” for purposes of this Section 2.12), if a Benchmark Transition Event and its related Benchmark
Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark for any Currency, then (x) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such

Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark
(including any related adjustments) for all purposes hereunder and under any Loan Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document and (y) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such
Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any
Loan Document in respect of any Benchmark setting at or after 5:00 p.m. (New York City time)
on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this
Agreement or any other Loan Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from the Required
Lenders.  If the Benchmark Replacement is Daily Simple SOFR or Daily Simple CORRA, all
interest payments will be payable on a monthly basis.
(c)Notwithstanding anything to the contrary herein or in any other Loan
Document, the Administrative Agent will have the right, in consultation with the Borrowers, to make Benchmark Replacement Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Benchmark Replacement Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document other than as provided in the definition of Benchmark Replacement Conforming Changes (provided that the
Administrative Agent’s determination shall be generally consistent with determinations made for borrowers of syndicated loans denominated in the applicable Currency).
(d)The Administrative Agent will promptly notify each Borrower and the
Lenders of (i) any occurrence of a Benchmark Transition Event and its related Benchmark
Replacement Date, (ii) the implementation of any Benchmark Replacement, (iii) the effectiveness of any Benchmark Replacement Conforming Changes, (iv) the removal or reinstatement of any tenor of a Benchmark pursuant to clause (e) below and (v) the commencement or conclusion of any Benchmark Unavailability Period.  Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender
(or group of Lenders) pursuant to this Section 2.12, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.12.
(e)Notwithstanding anything to the contrary herein or in any other Loan
Document, at any time (including in connection with the implementation of a Benchmark
Replacement), (i) if the then-current Benchmark for any Currency is a term rate (including Term
SOFR Rate, Term CORRA or EURIBOR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is or will be no longer representative, then the Administrative Agent may modify the definition of “Interest Period” for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is or will no longer be representative for a
Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” for all Benchmark settings at or after such time to reinstate such previously removed tenor.
(f)Upon each Borrower’s receipt of notice of the commencement of a
Benchmark Unavailability Period, such Borrower may revoke any request for a Term Benchmark
Borrowing or RFR Borrowing of, conversion to or continuation of Term Benchmark Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, either (x) such Borrower will be deemed to have converted any request for a Term Benchmark
Borrowing denominated in Dollars into a request for a Borrowing of or conversion to (A) an
RFR Borrowing denominated in Dollars so long as the Daily Simple RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (B) an ABR Borrowing if the Daily Simple
RFR for Dollar Borrowings is the subject of a Benchmark Transition Event or (y) any request for any Term Benchmark Borrowing or RFR Borrowing denominated in an Agreed Foreign
Currency shall be ineffective. During any Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Alternate
Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Alternate Base Rate. Furthermore, if any
Term Benchmark Loan or RFR Loan in any Currency is outstanding on the date of the
Borrowers’ receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a Relevant Rate applicable to such Term Benchmark Loan or RFR Loan, then until such time as a Benchmark Replacement for such Currency is implemented pursuant to this
Section 2.12, (i) for Loans denominated in Dollars, any Term Benchmark Loan shall on the last day of the Interest Period applicable to such Loan, be converted by the Administrative Agent to, and shall constitute, (x) an RFR Borrowing denominated in Dollars so long as the Daily Simple
RFR for Dollar Borrowings is not the subject of a Benchmark Transition Event or (y) an ABR
Loan if the Daily Simple RFR for Dollar Borrowings is the subject of a Benchmark Transition
Event, on such day or (ii) for Loans denominated in an in any Agreed Foreign Currency, (1) any
Term Benchmark Loan shall, on the last day of the Interest Period applicable to such Loan bear interest at the Central Bank Rate (or in the case of Canadian Dollars, the Canadian Prime Rate)
for the applicable Agreed Foreign Currency plus the CBR Spread; provided that, if the
Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of Canadian Dollars, the Canadian
Prime Rate) for the applicable Agreed Foreign Currency cannot be determined, any outstanding affected Term Benchmark Loans denominated in any Agreed Foreign Currency shall, at the applicable Borrower’s election prior to such day: (A) be prepaid by such Borrower on such day or (B) solely for the purpose of calculating the interest rate applicable to such Term Benchmark
Loan, such Term Benchmark Loan denominated in any Agreed Foreign Currency shall be deemed to be a Term Benchmark Loan denominated in Dollars and shall accrue interest at the same interest rate applicable to Term Benchmark Loans denominated in Dollars at such time and
(2) any RFR Loan shall bear interest at the Central Bank Rate (or in the case of Canadian
Dollars, the Canadian Prime Rate) for the applicable Agreed Foreign Currency plus the CBR
Spread; provided that, if the Administrative Agent determines (which determination shall be conclusive and binding absent manifest error) that the Central Bank Rate (or in the case of
Canadian Dollars, the Canadian Prime Rate) for the applicable Agreed Foreign Currency cannot be determined, any outstanding affected RFR Loans denominated in any Agreed Foreign
Currency, at the applicable Borrower’s election, shall either (A) be converted into ABR Loans denominated in Dollars (in an amount equal to the Dollar Equivalent of such Agreed Foreign
Currency) immediately or (B) be prepaid in full immediately.
SECTION 2.13.Computation of Interest.  All interest hereunder shall be computed on the basis of a year of 360 days, except that (a) Term Benchmark Borrowings in
Canadian Dollars, AUD or NZD shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day) and (b) RFR Borrowings and ABR Borrowings, at times when the Alternate Base Rate is based on the Prime Rate, shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).  The applicable Alternate Base Rate,
Adjusted Term SOFR Rate, Adjusted Term CORRA Rate, Term Benchmark Rate, Local Rate,
EURIBOR, Adjusted EURIBOR Rate, Daily Simple ESTR, Adjusted Daily Simple RFR
(denominated in Pounds Sterling) or Daily Simple RFR shall be determined by the
Administrative Agent, and such determination shall be conclusive absent manifest error.
SECTION 2.14.Increased Costs.
(a)If any Change in Law shall:
(i)impose, modify or deem applicable any reserve, compulsory loan, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender (except any such reserve requirement reflected in the Adjusted EURIBOR Rate) or any Issuing Bank; or
(ii)impose on any Lender or any Issuing Bank or the London interbank market any other condition, cost or expense, affecting this Agreement or Loans made by such Lender or any Letter of Credit issued by such Issuing Bank or participation by such
Lender therein;
and the result of any of the foregoing shall be to increase the cost (other than costs which are
Indemnified Taxes or Excluded Taxes) to such Lender of making, continuing, converting into or maintaining any Loan of a Borrower (or of maintaining its obligation to make any such Loan to such Borrower) or to increase the cost (other than costs which are Taxes) to such Lender or such
Issuing Bank of participating in, issuing or maintaining any Letter of Credit issued on behalf of such Borrower or to reduce the amount of any sum received or receivable by such Lender or such
Issuing Bank hereunder (whether of principal, interest or otherwise) from such Borrower, then, upon the request of such Lender or such Issuing Bank, such Borrower will pay to such Lender or such Issuing Bank, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered on behalf of such Borrower; provided that no Lender will claim from any Borrower the payment of any of the amounts referred to in this paragraph (a) if not generally claiming similar compensation from its other similar customers in similar circumstances.
(b)Capital Requirements.  If any Lender or any Issuing Bank determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or such Issuing Bank’s capital or on the capital of such Lender’s or such Issuing Bank’s holding company, if any, as a consequence of this
Agreement or the Loans made to a Borrower by, or participations in Swingline Loans made to a
Borrower, or participations in Letters of Credit issued on behalf of such Borrower held by, such
Lender, or the Letters of Credit issued on behalf of such Borrower by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender’s or such Issuing
Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or such Issuing Bank’s policies and the policies of such Lender’s or such Issuing Bank’s holding company with respect to capital adequacy or liquidity requirements), by an amount deemed to be material by such Lender or such Issuing Bank, then, upon the request of such Lender or such Issuing Bank, such Borrower will pay to such Lender or such Issuing Bank, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender’s or such Issuing Bank’s holding company for any such reduction suffered on behalf of such Borrower.

(c)Certificates from Lenders.  A certificate of a Lender or an Issuing Bank setting forth in reasonable detail the basis for and the calculation of the amount or amounts, in
Dollars, necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be promptly delivered to applicable Borrower and shall be conclusive absent manifest error; provided, however that no
Lender shall be requested to disclose confidential or price sensitive information or any other information, to the extent prohibited by applicable law.  Such Borrower shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
(d)Delay in Requests.  Failure or delay on the part of any Lender or any
Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s or such Issuing Bank’s right to demand such compensation; provided that no
Borrower shall be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than three months prior to the date that such
Lender or such Issuing Bank, as the case may be, notifies such Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the three-month period referred to above shall be extended to include the period of retroactive effect thereof.
(e)Several Obligations.  The obligation of any Borrower to pay any compensation pursuant to this Section shall be a several and not joint obligation, and solely on the Loans made to, the Letters of Credit issued on behalf of and the Subcommitments allocated to such Borrower.
SECTION 2.15.Break Funding Payments.
(a)In the event of (i) the payment by a Borrower of any principal of any Term
Benchmark Loan other than on the last day of an Interest Period therefor (including as a result of the occurrence of any Commitment Increase Date or an Event of Default with respect to any
Borrower), (ii) the conversion of any Term Benchmark Loan made to a Borrower other than on the last day of an Interest Period therefor, (iii) the failure to borrow, convert, continue or prepay any Term Benchmark Loan made to a Borrower on the date specified in any notice delivered pursuant hereto (including, in connection with any Commitment Increase Date, and regardless of whether such notice is permitted to be revocable under Section 2.09(h) and is revoked in accordance herewith) or (iv) the assignment as a result of a request by a Borrower pursuant to
Section 2.19(b) of any Term Benchmark Loan made to such Borrower other than on the last day of an Interest Period therefor, then, in any such event, such Borrower shall compensate each affected Lender for the loss, cost and expense attributable to such event (excluding loss of anticipated profits); provided that “Term Benchmark Loan” for purposes of this Section 2.15 shall not include any Loan or Borrowing determined by reference to Adjusted Daily Simple
RFR.  In the case of a Term Benchmark Loan made to a Borrower, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of:
(A)the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan referred to in clauses (a)(i) through
(iv) of this Section 2.15 denominated in the Currency of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then current Interest Period for such Term Benchmark Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Term Benchmark Rate for such Currency for such Interest Period, over

(B)the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an
Affiliate of such Lender) for deposits denominated in such Currency from other banks in the relevant market for such Currency at the commencement of such period.
(b)[Reserved].
(c)Payments under this Section shall be made upon written request of a
Lender delivered to the applicable Borrower not later than 10 Business Days following a payment, conversion, or failure to borrow, convert, continue or prepay that gives rise to a claim under this Section accompanied by a written certificate of such Lender setting forth in reasonable detail the amount or amounts that such Lender is entitled to receive pursuant to this Section, which certificate shall be conclusive absent manifest error.  The applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 Business Days after receipt thereof.
SECTION 2.16.Taxes.
(a)Payments Free of Taxes.  Any and all payments by or on account of any obligation of any Borrower hereunder or under any other Loan Document to which such
Borrower or any other member of its Obligor Group is a party shall be made free and clear of and without deduction for any Taxes, except as required by applicable law.  If any applicable law requires the deduction or withholding of any Tax from any such payment, then (i) the applicable
Borrower shall make such deductions or withholding, (ii) the applicable Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law and (iii) if such Tax is an Indemnified Tax, the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Administrative Agent, the applicable Lender or the applicable
Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made.
(b)Payment of Other Taxes by the Borrowers.  In addition, each Borrower shall pay any Other Taxes with respect to such Borrower to the relevant Governmental Authority in accordance with applicable law.
(c)Indemnification by the Borrowers.  Each Borrower shall severally, but not jointly, indemnify the Administrative Agent, any applicable Lender and any applicable Issuing
Bank for, and within 30 Business Days after written demand therefor, pay the full amount of any
Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent, such Lender or such
Issuing Bank, as the case may be, with respect to such Borrower and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified
Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority, except for any Indemnified Taxes or Other Taxes imposed as a result of the gross negligence or willful misconduct of the Administrative Agent, such Lender or such Issuing Bank.  A written certificate setting forth in reasonable detail the amount of such payment or liability delivered to the applicable Borrower by a Lender or an Issuing Bank, or by the Administrative Agent on its
own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.
(d)Evidence of Payments.  As soon as practicable after any payment of
Indemnified Taxes or Other Taxes by a Borrower to a Governmental Authority, such Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(e)Foreign Lenders.  Any applicable Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which a
Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by such Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.
In addition, any applicable Foreign Lender, if requested by a Borrower or the
Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by such Borrower or the Administrative Agent as will enable such
Borrower or the Administrative Agent to determine whether or not such Foreign Lender is subject to backup withholding or information reporting requirements.
Without limiting the generality of the foregoing, if a Borrower is resident for tax purposes in the United States, any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a
Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Administrative Agent) whichever of the following is applicable:
(i)duly completed copies of Internal Revenue Service Form W-8BEN or
Internal Revenue Service Form W-8BEN-E (as applicable) or any successor form claiming eligibility for benefits of an income tax treaty to which the United States is a party,
(ii)duly completed copies of Internal Revenue Service Form W-8ECI or any successor form certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States,
(iii)in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (A) a certificate to the effect that such
Foreign Lender is not (1) a “bank” within the meaning of section 881(c)(3)(A) of the
Code, (2) a “10 percent shareholder” of such Borrower within the meaning of section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (B) duly completed copies of Internal Revenue
Service Form W-8BEN or Internal Revenue Service Form W-8BEN-E (as applicable) (or any successor form) certifying that the Foreign Lender is not a United States Person, or
(iv)any other form including Internal Revenue Service Form W-8IMY as applicable prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit such
Borrower to determine the withholding or deduction required to be made.
(f)United States Lenders.  Each applicable Lender and each applicable
Issuing Bank that is not a Foreign Lender shall deliver to each Borrower (with a copy to the
Administrative Agent), prior to the date on which such Issuing Bank or such Lender becomes a party to this Agreement, and at times reasonably requested by any Borrower, duly completed copies of Internal Revenue Service Form W-9 or any successor form, certificate or documentation.
(g)FATCA.  If a payment made by a Borrower to a Lender under any Loan
Document to which such Borrower or any other member of its Obligor Group is a party would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in
Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such
Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i)
of the Code) and such additional documentation reasonably requested by such Borrower or the
Administrative Agent as may be necessary for such Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.
In addition, each Lender agrees that if any certificate or documentation previously delivered under this Section 2.16 by such Lender expires or becomes obsolete or inaccurate in any respect it shall update such certificate or documentation, provided it is legally able to do so at the time.  Each Lender shall promptly notify each Borrower and the Administrative Agent at any time the chief tax officer of such Lender becomes aware that it no longer satisfies the legal requirements to provide any previously delivered form, certificate or documentation to any
Borrower (or any other form, certificate or documentation adopted by the U.S. or other taxing authorities for such purpose).
(h)Treatment of Certain Refunds.  If the Administrative Agent, any Lender or
any Issuing Bank determines, in its sole discretion exercised in good faith, that it has received a refund or credit (in lieu of such refund) of any Taxes as to which it has been indemnified by a
Borrower or with respect to which a Borrower has paid additional amounts pursuant to this
Section, it shall pay to such Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section with respect to the Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent, such Lender or such Issuing Bank, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that such Borrower, upon the request of the Administrative Agent, any Lender or an Issuing Bank, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative
Agent, such Lender or such Issuing Bank in the event the Administrative Agent, such Lender or such Issuing Bank is required to repay such refund to such Governmental Authority.
Notwithstanding anything to the contrary in this paragraph (h), in no event will the
Administrative Agent, such Lender or such Issuing Bank be required to pay any amount to a
Borrower pursuant to this paragraph (h) the payment of which would place the Administrative
Agent, such Lender or such Issuing Bank in a less favorable net after-Tax position than the
Administrative Agent, such Lender or such Issuing Bank would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid.
This subsection shall not be construed to require the Administrative Agent, any Lender or any
Issuing Bank to make available its tax returns or its books or records (or any other information relating to its taxes that it deems confidential) to any Borrower or any other Person.

(i)Survival.  Each party’s obligations under this Section 2.16 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, any Lender or any Issuing Bank, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document to which the applicable Borrower or any other member of its Obligor Group is a party.
(j)Defined Terms.  For purposes of this Section 2.16, the term “applicable law” includes FATCA.
SECTION 2.17.Payments Generally; Pro Rata Treatment; Sharing of Set-
offs.
(a)Payments by the Borrowers.  Each Borrower shall, severally and not jointly, make each payment required to be made by such Borrower hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or under Section 2.14, 2.15 or 2.16, or otherwise) or under any other Loan Document to which such Borrower is a party
(except to the extent otherwise provided therein) prior to 2:00 p.m., Local Time, on the date when due, in immediately available funds, without set-off or counterclaim.  Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon.  All such payments shall be made to the Administrative Agent at the
Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan
Document to which such Borrower is a party and except payments to be made directly to an
Issuing Bank or Swingline Lender as expressly provided herein and payments pursuant to
Sections 2.14, 2.15, 2.16 and 9.03, which shall be made directly to the Persons entitled thereto.
The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof.  If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension.  All amounts owing under this
Agreement (including commitment fees, payments required under Section 2.14, and payments required under Section 2.15 relating to any Loan denominated in Dollars, but not including principal of, and interest on, any Loan denominated in any Foreign Currency or payments relating to any such Loan required under Section 2.15 or any reimbursement or cash collateralization of any LC Exposure denominated in any Foreign Currency, which are payable in such Foreign Currency) or under any other Loan Document (except to the extent otherwise provided therein) are payable in Dollars.  Notwithstanding the foregoing, if a Borrower shall fail to pay any principal of any Loan made to such Borrower or LC Disbursement with respect to such Borrower when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise), the unpaid portion of such Loan or such LC Disbursement shall, if such Loan or such LC Disbursement is not denominated in Dollars, automatically be redenominated in Dollars on the due date thereof (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period) in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such principal shall be payable on demand; and if a Borrower shall fail to pay any interest on any Loan made to such Borrower or LC
Disbursement with respect to such Borrower that is not denominated in Dollars, such interest shall automatically be redenominated in Dollars on the due date therefor (or, if such due date is a day other than the last day of the Interest Period therefor, on the last day of such Interest Period)
in an amount equal to the Dollar Equivalent thereof on the date of such redenomination and such interest shall be payable on demand.
(b)Application of Insufficient Payments.  If at any time insufficient funds are received by and available to the Administrative Agent from a Borrower to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees of a Class, in each case, with respect to such Borrower then due hereunder, such funds shall be applied (i) first, to pay interest and fees of such Class with respect to such Borrower then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees of such Class then due to such parties, and (ii) second, to pay principal and unreimbursed LC Disbursements with respect to such Borrower of such Class then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements with respect to such Borrower of such Class then due to such parties.
(c)Pro Rata Treatment.  Except to the extent otherwise provided herein:  (i)
each Borrowing of a Class shall be made from the Lenders of such Class, and each termination or reduction of the amount of the Subcommitments of a Class under Section 2.07 shall be applied to the respective Subcommitments of the Lenders of such Class, pro rata according to the amounts of their respective Subcommitments of such Class; (ii) each Borrowing of a Class shall be allocated pro rata among the Lenders of such Class according to the amounts of their respective Subcommitments of such Class (in the case of the making of Loans) or their respective Loans of such Class that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment of commitment fees under Section
2.10 shall be made by the applicable Borrower for the account of the Lenders pro rata according to the average daily unutilized amounts of their respective Subcommitments with respect to such
Borrower; (iv) each payment or prepayment by the applicable Borrower of principal of Loans of a Class made to such Borrower shall be made for the account of the Lenders of such Class pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them; and (v) each payment of interest by the applicable Borrower on Loans of a Class made to such Borrower shall be made for the account of the Lenders of such Class pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective
Lenders.
(d)Sharing of Payments by Lenders.  If any Lender of a Class shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans made to a Borrower or participations in LC
Disbursements or Swingline Loans with respect to a Borrower within its Class resulting in such
Lender receiving payment of a greater proportion of the aggregate amount of its Loans made to such Borrower and participations in LC Disbursements and Swingline Loans with respect to such
Borrower and accrued interest thereon of such Class then due than the proportion received by any other Lender of such Class, then the Lender receiving such greater proportion shall purchase
(for cash at face value) participations in the Loans made to such Borrower and participations in
LC Disbursements and Swingline Loans with respect to such Borrower of other Lenders of such
Class to the extent necessary so that the benefit of all such payments shall be shared by the
Lenders of such Class ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans made to such Borrower and participations in LC
Disbursements and Swingline Loans with respect to such Borrower of such Class; provided that
(i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans made to such Borrower or participations in LC Disbursements with respect to such Borrower to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply).  Each Borrower consents to the foregoing, solely as it applies to such
Borrower, and agrees, to the extent it may effectively do so under applicable law, that any
Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.  For the avoidance of doubt, any Borrower may make a Borrowing under the Dollar Subcommitments or

Multicurrency Subcommitments with respect to such Borrower (if otherwise permitted hereunder) and may use the proceeds of such Borrowing (x) with Dollar Subcommitments to prepay the Multicurrency Loans (without making a ratable prepayment of the Dollar Loans)
made to such Borrower or (y) with Multicurrency Subcommitments to prepay the Dollar Loans
(without making a ratable payment to the Multicurrency Loans) made to such Borrower.
(e)Presumptions of Payment.  Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the
Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that such
Borrower will not make such payment, the Administrative Agent may assume that such
Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due.  In such event, if such Borrower has not in fact made such payment, then each of the
Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative
Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.
(f)Certain Deductions by the Administrative Agent.  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(e), 2.05(b) or 2.17(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
SECTION 2.18.Defaulting Lenders.
Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such
Lender is a Defaulting Lender:
(a)commitment fees pursuant to Section 2.10(a) shall cease to accrue on the unfunded portion of the Subcommitments of such Defaulting Lender to the extent and during the period such Lender is a Defaulting Lender;
(b)the Subcommitment and Revolving Credit Exposure with respect to each
Borrower of such Defaulting Lender shall not be included in determining whether two-thirds of the Lenders, two-thirds of the Lenders of a Class, the Required Lenders or the Required Lenders
of a Class have taken or may take any action hereunder or under any other Loan Documents to which such Borrower or any other member of its Obligor Group is a party (including any consent to any amendment or waiver pursuant to Section 9.02); provided that, for the avoidance of doubt, any waiver, amendment or modification requiring the consent of all Lenders (or all Lenders of a
Class) or each affected Lender (if applicable to such Defaulting Lender), including as set forth in
Section 9.02(b)(i), (ii), (iii), (iv) or (v), shall require the consent of such Defaulting Lender;
(c)if any Swingline Exposure or LC Exposure with respect to a Borrower exists at the time a Multicurrency Lender becomes a Defaulting Lender then:
(i)all or any part of such Swingline Exposure (other than the portion of such
Swingline Exposure consisting of Swingline Loans made by such Defaulting Lender) and
LC Exposure shall be reallocated among the non-Defaulting Lenders holding
Subcommitments of the same Class as such Defaulting Lender in accordance with their respective Applicable Multicurrency Percentages or Applicable Dollar Percentages, as
applicable, but only to the extent (x) the sum of all non-Defaulting Lenders’ Revolving

Credit Exposures of such Class with respect to such Borrower plus such Defaulting
Lender’s LC Exposure of such Class with respect to such Borrower does not exceed the total of all non-Defaulting Lenders’ Subcommitments of such Class to such Borrower plus such Defaulting Lender’s Swingline Exposure of such Class to such Borrower and
(y) no non-Defaulting Lender’s Revolving Credit Exposure of such Class with respect to such Borrower will exceed such Lender’s Subcommitment of such Class to such
Borrower;
(ii)if the reallocation described in clause (i) above cannot, or can only partially, be effected, such Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, within three Business Days following notice by the
Administrative Agent first, prepay such Defaulting Lender’s Swingline Exposure with respect to such Borrower and (y) second, cash collateralize such Defaulting Lender’s LC
Exposure with respect to such Borrower (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in
Section 2.04(k) for so long as such LC Exposure is outstanding;
(iii)if such Borrower cash collateralizes any portion of such Defaulting
Lender’s LC Exposure with respect to such Borrower pursuant to clause (ii) above, such
Borrower shall not be required to pay any fees to such Defaulting Lender pursuant to
Section 2.10(b) with respect to such LC Exposure during the period such LC Exposure is cash collateralized;
(iv)if the LC Exposure with respect to such Borrower of the non-Defaulting
Lenders of the same Class as such Defaulting Lender is reallocated pursuant to clause (i)
above, then the fees payable by such Borrower to the Lenders pursuant to Section 2.10(a)
and Section 2.10(b) shall be adjusted in accordance with such non-Defaulting Lenders’
Applicable Multicurrency Percentages or Applicable Dollar Percentages, as applicable, in effect immediately after giving effect to such reallocation;
(v)if any Defaulting Lender’s LC Exposure with respect to such Borrower is neither cash collateralized nor reallocated pursuant to this Section 2.18(c), then, without prejudice to any rights or remedies of the applicable Issuing Bank or any Lender hereunder, all commitment fees that otherwise would have been payable by such
Borrower to such Defaulting Lender (solely with respect to the portion of such Defaulting
Lender’s Subcommitment that was utilized by such LC Exposure) and letter of credit fees payable by such Borrower under Section 2.10(b) with respect to such LC Exposure shall be payable to the applicable Issuing Bank until such LC Exposure is cash collateralized and/or reallocated; and
(vi)no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation; and
(d)so long as any Lender is a Defaulting Lender, no Swingline Lenders shall be required to fund any Swingline Loan and no Issuing Bank of the same Class as such
Defaulting Lender shall be required to issue, amend or increase any Letter of Credit of such
Class issued on behalf of any Borrower, unless it is satisfied that the related exposure will be 100% covered by the Subcommitments with respect to such Borrower of the non-Defaulting
Lenders of such Class and/or cash collateral will be provided by such Borrower in accordance with Section 2.18(c), and Swingline Exposure related to any newly made Swingline Loan of such
Borrower and participating interests in any such newly issued or increased Letter of Credit issued on behalf of such Borrower shall be allocated among non-Defaulting Lenders of such Class in a manner consistent with Section 2.18(c)(i) (and Defaulting Lenders shall not participate therein).
In the event that the Administrative Agent, the Borrowers the Swingline Lenders
and the Issuing Banks (with respect to any Swingline Lender or Issuing Bank, only to the extent that such Swingline Lender or Issuing Bank acts in such capacity under the same Class of
Subcommitments held by a Defaulting Lender) each agrees in writing that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then, on the date of such agreement, such Lender shall no longer be deemed a Defaulting Lender, each applicable Borrower shall no longer be required to cash collateralize any portion of such
Lender’s LC Exposure with respect to such Borrower cash collateralized pursuant to
Section 2.18(c)(ii) above and the Swingline Exposure and the LC Exposure of the affected Class with respect to such Borrower of the Lenders of such Class shall be readjusted to reflect the inclusion of such Lender’s Subcommitment of such Class with respect to each Borrower and on such date such Lender shall purchase at par the portion of the Loans made to each Borrower
(other than Swingline Loans) of the other Lenders of such Class as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Multicurrency Percentage or Applicable Dollar Percentage, as applicable, in effect immediately after giving effect to such agreement.
SECTION 2.19.Mitigation Obligations; Replacement of Lenders.
(a)Designation of a Different Lending Office.  If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
Section 2.16, then such Lender (at the request of such Borrower) shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and
(ii) would not subject such Lender to any cost or expense not required to be reimbursed by a
Borrower and would not otherwise be disadvantageous to such Lender.  Each Borrower hereby severally, but not jointly, agrees to pay its portion, determined on a Pro-Rata Basis, of all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)Replacement of Lenders.  If any Lender requests compensation under
Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any
Governmental Authority for the account of any Lender pursuant to Section 2.16, and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with clause (a) above, or if any Lender becomes a Defaulting Lender or is a non-consenting
Lender (that the Borrowers are permitted to replace as provided in Section 9.02(d)), or if any
Lender is or becomes a Non-Extending Lender, then the Borrowers may, at their sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 and Section 2.16) and obligations under this Agreement and the other
Loan Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrowers shall have received the prior written consent of the Administrative Agent (and, if Subcommitments are
being assigned, the Issuing Banks and the Swingline Lenders), which consent shall not unreasonably be withheld, conditioned or delayed, (ii) such Lender shall have received payment from each Borrower of an amount equal to the outstanding principal of its Loans made to such
Borrower and participations in LC Disbursements and Swingline Loans, in each case, with respect to such Borrower, accrued interest thereon, accrued fees and all other amounts payable by such Borrower to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or such Borrower (in the case of all other amounts then due and owed by or with respect to such Borrower, including, without limitation, any amounts under
Section 2.15), (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a reduction in such compensation or payments, (iv) in the case of any assignment as a result of a non-consenting Lender (that the Borrowers are permitted to replace as provided in
Section 9.02(d)), the applicable assignee shall have consented to the applicable amendment, waiver or consent and (v) in the case of any assignment as a result of a Lender being a Non-
Extending Lender, the applicable assignment shall be of all such Non-Extending Lender’s
Commitment and the applicable assignment shall be to an Extending Lender.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.
(c)Defaulting Lender.  If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(e), 2.05 or 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, (i) apply any amounts thereafter received by the Administrative Agent for the account of such Lender for the benefit of the Administrative Agent or any Issuing Bank to satisfy such Lender’s obligations under such
Sections until all such unsatisfied obligations are fully paid, and/or (ii) hold any such amounts in a segregated account as cash collateral for, and application to, any future funding obligations of such Lender under such Sections; in the case of each of clauses (i) and (ii) above, in any order as determined by the Administrative Agent in its discretion.
SECTION 2.20.Maximum Rate.  Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan, the rate of interest payable in respect of such Loan hereunder, together with all related Charges, shall be limited to the Maximum Rate.  To the extent lawful, the interest and Charges that would have been payable in respect of a Loan made to a Borrower, but were not payable as a result of the operation of this Section, shall be cumulated and the interest and Charges payable to such Lender by such Borrower in respect of other Loans made to such Borrower or periods shall be increased
(but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.
SECTION 2.21.German Bank Separation Act.
Solely for so long as Deutsche Bank AG New York Branch, or any Affiliate thereof, is a Lender, if any such Lender is subject to the GBSA (as defined below) (any such
Lender, a “GBSA Lender”) and such GBSA Lender shall have determined in good faith (based on reasonable advice and a written opinion of counsel), which determination shall be made in consultation with the Borrower subject to the terms hereof that, due to the implementation of the
German Act on the Ring-fencing of Risks and for the Recovery and Resolution Planning for
Credit Institutions and Financial Groups (Gesetz zur Abschirmung von Risiken und zur Planung
der Sanierung und Abwicklung von Kreditinstituten und Finanzgruppen) of 7 August 2013
(commonly referred to as the German Bank Separation Act (Trennbankengesetz) (the “GBSA”)),

whether before or after the date hereof, or any corresponding European legislation (such as the proposed regulation on structural measures improving the resilience of European Union credit institutions) that may amend or replace the GBSA in the future or any regulation thereunder, or due to the promulgation of, or any change in the interpretation by, any court, tribunal or regulatory authority with competent jurisdiction of the GBSA or any corresponding future
European legislation that may amend or replace the GBSA in the future or any regulation thereunder, the arrangements contemplated by this Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful (regardless of whether such illegality, prohibition or unlawfulness could be prevented by transferring such arrangements, Commitments and/or Loans to an Affiliate or other third party), then, and in any such event, such GBSA Lender shall give written notice to the Borrower and the Administrative Agent of such determination
(which written notice shall include a reasonably detailed explanation of such illegality, prohibition or unlawfulness, including, without limitation, evidence and calculations used in the determination thereof, a “GBSA Initial Notice”), whereupon until the tenth Business Day after the date of such GBSA Initial Notice, such GBSA Lender shall use best efforts to transfer to the extent permitted under applicable law such arrangements, Commitments and/or Loans to an
Affiliate or other third party in accordance with Section 9.04. If no such transfer is effected in accordance with the preceding sentence, such GBSA Lender shall give written notice thereof to the Borrower and the Administrative Agent a (“GBSA Final Notice”), whereupon (i) all of the obligations of such GBSA Lender shall become due and payable, and the Borrower shall repay the outstanding principal of such obligations together with accrued interest thereon and all other amounts due and payable to the GBSA Lender, on the tenth Business Day immediately after the date of such GBSA Final Notice (the “Initial GBSA Termination Date”) and, for the avoidance of doubt, such repayment shall not be subject to the terms and conditions of Section 2.08 or 2.15 and (ii) the Commitment of such GBSA Lender shall terminate on the Initial GBSA Termination
Date; provided that, notwithstanding the foregoing, if, prior to such Initial GBSA Termination
Date, the Borrower and/or the Administrative Agent in good faith reasonably believes that there is a mistake, error or omission in the grounds used to determine such illegality, prohibition or unlawfulness under the GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, then the Borrower and/or the
Administrative Agent, as applicable, may provide written notice (which written notice shall include a reasonably detailed explanation of the basis of such good faith belief, including, without limitation, evidence and calculations used in the determination thereof, a “GBSA
Consultation Notice”) to that effect, at which point the obligations owed to such GBSA Lender hereunder and under the Loans shall not become due and payable, and the Commitments of such
GBSA Lender shall not terminate, until the Business Day immediately following the tenth
Business Day immediately after the Initial GBSA Termination Date (the period from, and including, the date of the GBSA Consultation Notice until the tenth Business Day immediately thereafter being the “GBSA Consultation Period”).  In the event that the Borrower and/or the
Administrative Agent, as applicable, and such GBSA Lender cannot in good faith reasonably agree during the GBSA Consultation Period whether the arrangements contemplated by this
Agreement or the Loans have, or will, become illegal, prohibited or otherwise unlawful under the
GBSA or any corresponding future European legislation that may amend or replace the GBSA in the future or any regulation thereunder, then all of the obligations owed to such GBSA Lender hereunder and under the Loans shall become due and payable, and the Commitments of such

GBSA Lender shall terminate, on the Business Day immediately following the last day of such
GBSA Consultation Period.  Notwithstanding anything to the contrary contained herein, no part of the proceeds of any extension of credit hereunder will be used to pay any GBSA Lender or otherwise satisfy any obligation under this Section.  To the extent that any LC Exposure exists at the time a GBSA Lender’s Commitments are cancelled and its obligations under the Loan
Documents are repaid in full, such LC Exposure shall be reallocated as set forth in Sections
2.19(c)(i) through (v) treating for purposes hereof each Lender (other than any GBSA Lender) as a non-Defaulting Lender for purposes of such reallocation and treating the GBSA Lender as a
Defaulting Lender solely for such purposes.  To the extent any Swingline Exposure or LC
Exposure (in each case, of the same Class of Commitments held by the GBSA Lender) exists at the time a GBSA Lender’s Loans are repaid in full pursuant to this Section 2.21, such Swingline
Exposure or LC Exposure shall be reallocated as set forth in Section 2.18(c), treating for this purpose such GBSA Lender as a Defaulting Lender.
SECTION 2.22.Swingline Loans.
(a)Subject to the terms and conditions set forth herein, from time to time during the Availability Period, each Swingline Lender severally agrees to, make Swingline
Loans to a Borrower in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans made by such Swingline
Lender exceeding such Swingline Lender’s Swingline Commitment, (ii) any Lender’s Revolving
Credit Exposure exceeding its Commitment; provided that a Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan or (iii) the aggregate Swingline Exposure exceeding the Dollar Equivalent of $100,000,000.  Within the foregoing limits and subject to the terms and conditions set forth herein, each Borrower may borrow, prepay and reborrow Swingline Loans.
(b)To request a Swingline Loan, the applicable Borrower shall submit a written notice to any Swingline Lender and the Administrative Agent by telecopy or electronic mail (i) in the case of a Swingline Loan denominated in Dollars, not later than 2:00 p.m., New
York City time, on the day of such proposed Swingline Loan and (ii) in the case of a Swingline
Loan denominated in Euros or Pounds Sterling, not later than 9:00 a.m., New York time, on the day of such proposed Swingline Loan.  Each such notice shall be in a form reasonably acceptable to the applicable Swingline Bank and the Administrative Agent, shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested
Swingline Loan.  The applicable Swingline Lender shall make the requested Swingline Loan (in an amount not to exceed the amount permitted by clause (a) above) available to such Borrower by means of a credit to such Borrower’s account specified in Section 2.03(b)(vii) (or, in the case of a Swingline Loan made to finance the reimbursement of an LC Disbursement as provided in
Section 2.04(f), by remittance to the applicable Issuing Bank) (x) in the case of a Swingline denominated in Dollars, by 3:00 p.m., New York City time, on the requested date of such
Swingline Loan and (y) in the case of a Swingline Loan denominated in Euros or Pounds
Sterling by 11:00 a.m., New York time, on the requested date of such Swingline Loan.
Notwithstanding anything to the contrary in the foregoing, Swingline Loans requested from ING,
SMBC or Truist Bank shall be available in Dollars only.
(c)The failure of any Swingline Lender to make a Swingline Loan shall not relieve any other Swingline Lender of its obligation hereunder to make available any Swingline
Loan, but no Swingline Lender shall be responsible for the failure of any other Swingline Lender to make a Swingline Loan to be made by such other Swingline Lender.

(d)Any Swingline Lender may by written notice given to the Administrative
Agent require the Lenders to acquire participations in all or a portion of its Swingline Loans outstanding.  Such notice shall specify the aggregate amount of Swingline Loans in which
Lenders will participate.  Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable
Percentage of such Swingline Loans.  Each Multicurrency Lender hereby absolutely and unconditionally agrees, promptly upon receipt of such notice from the Administrative Agent (and in any event, if such notice is received by 12:00 noon, New York City time, on a Business Day no later than 5:00 p.m. New York City time on such Business Day and if received after 12:00 noon, New York City time, on a Business Day shall mean no later than 10:00 a.m. New York
City time on the immediately succeeding Business Day), to pay to the Administrative Agent, for
the account of such Swingline Lenders, such Lender’s Applicable Percentage of such Swingline
Loans.  Each Lender acknowledges and agrees that its obligation to acquire participations in
Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.  Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.05 with respect to Loans made by such Lender (and
Section 2.05 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the
Administrative Agent shall promptly pay to such Swingline Lenders the amounts so received by it from the Lenders.  The Administrative Agent shall notify the applicable Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to such Swingline Lenders.  Any amounts received by a Swingline Lender from such Borrower
(or other party on behalf of such Borrower) in respect of a Swingline Loan after receipt by such
Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to such  Swingline Lenders, as their interests may appear; provided that any such payment so remitted shall be repaid to such Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to such Borrower for any reason.  The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve such Borrower of any default in the payment thereof.
(e)Any Swingline Lender may be replaced at any time by written agreement among each Borrower, the Administrative Agent, the replaced Swingline Lender and the successor Swingline Lender.  The Administrative Agent shall notify the Lenders of any such replacement of a Swingline Lender.  At the time any such replacement shall become effective, each Borrower shall pay its proportionate share of all unpaid interest accrued for the account of the replaced Swingline Lender pursuant to Section 2.11(a).  From and after the effective date of any such replacement, (x) the successor Swingline Lender shall have all the rights and obligations of the replaced Swingline Lender under this Agreement with respect to Swingline
Loans made thereafter and (y) references herein to the term “Swingline Lender” shall be deemed to refer to such successor or to any previous Swingline Lender, or to such successor and all previous Swingline Lenders, as the context shall require.  After the replacement of a Swingline
Lender hereunder, the replaced Swingline Lender shall remain a party hereto and shall continue to have all the rights and obligations of a Swingline Lender under this Agreement with respect to
Swingline Loans made by it prior to its replacement, but shall not be required to make additional
Swingline Loans.
(f)Subject to the appointment and acceptance of a successor Swingline
Lender, any Swingline Lender may resign as a Swingline Lender at any time upon thirty days’

prior written notice to the Administrative Agent, each Borrower and the Lenders, in which case, such Swingline Lender shall be replaced in accordance with Section 2.22(e) above.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Each Borrower severally, and not jointly, represents and warrants to the Lenders solely with respect to such Borrower and, as applicable, the other members of its Obligor Group, that:
SECTION 3.01.Organization; Powers.  Such Borrower and each of its
Subsidiaries (other than any Immaterial Subsidiary) is duly organized or incorporated, as applicable, validly existing and in good standing under the laws of the jurisdiction of its organization or incorporation, as applicable, has all requisite power and authority to carry on its business as now conducted; and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required of such Borrower or such Subsidiary, as applicable.
SECTION 3.02.Authorization; Enforceability.  The Transactions with respect to such Borrower and each other member of its Obligor Group, as applicable, are within such Borrower’s or such other member’s, as applicable, corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary stockholder action of such
Borrower or such other Obligor, as applicable.  This Agreement has been duly executed and delivered by such Borrower and constitutes, and each of the other Loan Documents to which such Borrower or such other Obligor is a party when executed and delivered will constitute, a legal, valid and binding obligation of such Borrower and such other Obligor, as applicable, enforceable with respect to such Borrower or such other Obligor, as applicable, in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
SECTION 3.03.Governmental Approvals; No Conflicts.  The Transactions
with respect to such Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been obtained or made and are or will be in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents to which such Obligor is a party,
(b) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of such Borrower or such other Obligor, as applicable, or any order of any Governmental Authority, (c) will not violate or result in a default in any material respect under any indenture, agreement or other instrument binding upon such Borrower or such other
Obligor, as applicable, or its assets, or give rise to a right thereunder to require any payment to be made by any such Person, and (d) except for the Liens created pursuant to the Security
Documents to which such Borrower or such other Obligor is a party, will not result in the creation or imposition of any Lien on any asset of such Borrower or such other Obligor.
SECTION 3.04.Financial Condition; No Material Adverse Change.
(a)Financial Statements.  The financial statements delivered to the
Administrative Agent and the Lenders by such Borrower pursuant to Sections 4.01(d), 5.01(a)
and 5.01(b) present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of such Borrower and its consolidated Subsidiaries as of the end of and for the applicable period in accordance with GAAP applied on a consistent basis, subject, in the case of unaudited financial statements, to year-end audit adjustments and the absence of footnotes.  None of such Borrower or any of its Subsidiaries has on the Restatement Effective

Date any material contingent liabilities, material liabilities for taxes, material unusual forward or material long-term commitments or material unrealized or material anticipated losses from any unfavorable commitments not reflected in the financial statements referred to above.
(b)No Material Adverse Change.  Since March 31, 2025, there has not been any event, development or circumstance that has had or could reasonably be expected to have a
Material Adverse Effect with respect to such Borrower.
SECTION 3.05.Litigation; Actions; Suits and Proceedings.  There are no
actions, suits, investigations or proceedings by or before any arbitrator or Governmental
Authority now pending against or, to the knowledge of any Financial Officer of such Borrower, threatened in writing against or affecting such Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse
Effect of such Borrower or (ii) that directly involve this Agreement or the Transactions with respect to such Borrower.
SECTION 3.06.Compliance with Laws and Agreements.  Such Borrower and its Subsidiaries are in compliance with all laws, regulations and orders of any Governmental
Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to such
Borrower.  Neither such Borrower nor any other member of its Obligor Group is subject to any contract or other arrangement, the performance of which by such Borrower or such other Obligor could reasonably be expected to result in a Material Adverse Effect with respect to such
Borrower.
SECTION 3.07.Anti-Corruption Laws and Sanctions.  Such Borrower has
implemented and maintains in effect policies and procedures designed to ensure compliance by such Borrower, its Subsidiaries and their respective directors, officers, employees and agents with Anti-Corruption Laws and Sanctions applicable to such Borrower or its Subsidiaries, and
(a) such Borrower, its Subsidiaries and their respective officers and employees and (b) to the knowledge of such Borrower, their respective directors and agents, are in compliance in all material respects with Anti-Corruption Laws and Sanctions applicable to such Borrower or its
Subsidiaries and are not knowingly engaged in any activity that would reasonably be expected to result in such Borrower being designated as a Sanctioned Person.  None of (x) such Borrower, any of its Subsidiaries or any of their respective directors, officers or employees, or (y) to the knowledge of such Borrower, any agent of such Borrower or any of its Subsidiaries, in each case, that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.  No Transaction to which such Borrower is a party or any of its
Subsidiaries is subject will violate any Anti-Corruption Law or Sanctions applicable to such
Borrower or its Subsidiaries.
SECTION 3.08.Taxes.  Such Borrower and its Subsidiaries have timely filed or caused to be filed all material Tax returns and reports required to have been filed by such
Borrower and such Subsidiary and has paid or caused to be paid all material Taxes required to have been paid by such Borrower or such Subsidiary, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Borrower or such Subsidiary, as applicable, has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect with respect to such
Borrower.
SECTION 3.09.ERISA.  No ERISA Event has occurred with respect to such Borrower that, when taken together with all other such ERISA Events with respect to such
Borrower, would reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.
SECTION 3.10.Disclosure.  Such Borrower has disclosed to the
Administrative Agent (or filed with the SEC) all agreements and instruments to which it or any of its Subsidiaries is subject, that if terminated prior to its term, and all other matters known to it that have occurred, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.  None of the written reports, financial statements, certificates or other written information (other than projections, other forward looking information, information of a general economic or industry specific nature or information relating to third parties)
furnished by or on behalf of such Borrower to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents to which such Borrower or any other member of its Obligor Group is a party or delivered hereunder or thereunder (as modified or supplemented by other information so furnished), when taken as a whole, contains any material misstatement of fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not materially misleading at the time made; provided that, with respect to projected financial information, such Borrower represents only that such information was prepared in good faith based upon assumptions believed in good faith to be reasonable at the time of the preparation thereof (it being understood that projections are subject to significant and inherent uncertainties and contingencies which may be outside of such Borrower’s control and that no assurance can be given that projections will be realized, and are therefore not to be viewed as fact, and that actual results for the periods covered by projections may differ from the projected results set forth in such projections and that such differences may be material).
SECTION 3.11.Investment Company Act; Margin Regulations.
(a)Status as Business Development Company.  Such Borrower is a “closed-
end fund” that has elected to be regulated as a “business development company” within the meaning of the Investment Company Act and qualifies as a RIC.
(b)Compliance with Investment Company Act.  The business and other activities of such Borrower and its Subsidiaries, including the making of the Loans to such
Borrower hereunder, the application of the proceeds and repayment thereof by such Borrower and the consummation of the Transactions with respect to such Borrower or any of its
Subsidiaries contemplated by the Loan Documents to which such Borrower or any other member of its Obligor Group is a party do not result in a material violation or breach in any respect of the applicable provisions of the Investment Company Act or any rules, regulations or orders issued by the SEC thereunder, in each case, that are applicable to such Borrower and its Subsidiaries.
(c)Investment Policies.  Such Borrower is in compliance with all written investment policies, restrictions and limitations for such Borrower delivered (to the extent not otherwise publicly filed with the SEC) to the Lenders prior to the Restatement Effective Date (as such investment policies have been amended, modified or supplemented in a manner not prohibited by clause (r) of Article VII, the “Investment Policies”), except to the extent that the failure to so comply could not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.
(d)Use of Credit.  Neither such Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any
Margin Stock (provided that so long as no violation of Regulation U would result therefrom (x)
any Borrower may use proceeds of the Loans made to such Borrower to purchase its common stock in connection with the redemption (or buyback) of its shares or, in the case of an Unlisted
Borrower, in connection with a Tender Offer, and (y) any Borrower may use proceeds of the
Loans made to such Borrower for any (i) cash consideration paid or payable and (ii) cash paid on account of fractional shares, in each case of this clause (y), in connection with a Borrower
Merger).
SECTION 3.12.Material Agreements and Liens.

(a)Material Agreements.  Part A of Schedule II is a complete and correct list of each credit agreement, loan agreement, indenture, note purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness for borrowed money or any extension of credit (or commitment for any extension of credit) to, or guarantee for borrowed money by, such Borrower or any other member of its Obligor Group outstanding on the Restatement Effective Date (in each case, other than any such agreement or arrangement that is between or among such Borrower and any other member of its Obligor
Group), and the aggregate principal or face amount outstanding or that is or may become outstanding under each such arrangement, in each case as of the Restatement Effective Date, is correctly described in Part A of Schedule II.
(b)Liens.  Part B of Schedule II is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the Restatement Effective Date (other than
Indebtedness hereunder or under any other Loan Document) covering any property of such
Borrower or any other member of its Obligor Group, and the aggregate principal amount of such
Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien as of the Restatement Effective Date is correctly described in Part B of
Schedule II.
SECTION 3.13.Subsidiaries and Investments.
(a)Subsidiaries.  Set forth in Part A of Schedule III is a complete and correct list of all of the Subsidiaries of such Borrower on the Restatement Effective Date together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary, (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests and (iv) whether such Subsidiary is a Designated Subsidiary, an Immaterial
Subsidiary or an Excluded Asset (other than a Designated Subsidiary).  Except as disclosed in
Part A of Schedule III, as of the Restatement Effective Date, (x) such Borrower owns, free and clear of Liens (other than any lien permitted by Section 6.02 hereof), and has the unencumbered right to vote, all outstanding ownership interests in each Subsidiary shown to be held by it in Part
A of Schedule III, (y) all of the issued and outstanding capital stock of each such Subsidiary organized as a corporation is validly issued, fully paid and nonassessable (to the extent such concepts are applicable) and (z) there are no outstanding Equity Interests with respect to such
Subsidiary.  Each Subsidiary identified on said Part A of Schedule III as a “Designated
Subsidiary” qualifies as such under the definition of “Designated Subsidiary” set forth in
Section 1.01.
(b)Investments.  Set forth in Part B of Schedule III is a complete and correct list of all Investments (other than Investments of the types referred to in clauses (b), (c), (d) and
(l) of Section 6.04) held by any of such Borrower and the other members of its Obligor Group in any Person on the Restatement Effective Date and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment.  Except as disclosed in Part B of Schedule III, as of the Restatement Effective Date, such Borrower or, as applicable, such other Obligor, owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents such Borrower and/or such other Obligor are party to and other Liens permitted hereunder), all such Investments.
SECTION 3.14.Properties.
(a)Title Generally.  Such Borrower and each of the other members of its
Obligor Group have good title to, or valid leasehold interests in, all their respective real and personal property material to its business, except for minor defects in title that do not interfere with their respective ability to conduct their respective business as currently conducted or to utilize such properties for their intended purposes.

(b)Intellectual Property.  Such Borrower and each of the other members of its
Obligor Group own, or are licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to their respective business, and the use thereof by such
Borrower and such other Obligor do not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.
SECTION 3.15.Affiliate Agreements.  As of the Restatement Effective
Date, such Borrower has heretofore delivered (to the extent not otherwise publicly filed with the
SEC) to each of the Lenders true and complete copies of each of the Affiliate Agreements to which such Borrower is a party as in effect as of the Restatement Effective Date (including any amendments, supplements or waivers executed and delivered thereunder and any schedules and exhibits thereto).  As of the Restatement Effective Date, each of the Affiliate Agreements to which such Borrower is a party is in full force and effect.
SECTION 3.16.Security Documents.  The provisions of the Security
Documents that such Borrower and/or the other members of its Obligor Group are party to are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties with respect to such Borrower and each such other Obligor a legal, valid and enforceable first priority
Lien (subject to Liens permitted by Section 6.02) on all right, title and interest of such Borrower and each such other Obligor in the Collateral of such Borrower and each such other Obligor described therein to secure the Secured Obligations (as defined in the Guarantee and Security
Agreement to which such Borrower is a party) of such Borrower and the other members of its
Obligor Group, except for any failure that would not constitute an Event of Default under clause
(p) of Article VII with respect to such Borrower.  Except for (a) filing of UCC financing statements and filings as may be required under applicable law or otherwise contemplated hereby and by the Security Documents to which such Borrower and/or such other Obligors are a party, and (b) the taking of possession or control by the Collateral Agent of the Collateral with respect to which a security interest may be perfected by possession or control, no filing or other action will be necessary to perfect such Liens to the extent required thereunder, except for any filing or action, the absence of which, would not constitute an Event of Default under clause (p) of Article
VII with respect to such Borrower.
SECTION 3.17.Affected Financial Institutions.  Neither such Borrower nor any other member of its Obligor Group is an Affected Financial Institution.
SECTION 3.18.Outbound Investment Rules.  Such Borrower and each of its Subsidiaries (i) will comply with the Outbound Investment Rules, and (ii) agree not to knowingly, per 31 C.F.R § 850.216, engage in any activity that would cause the Administrative
Agent, Collateral Agent or any Lender to be in violation of the Outbound Investment Rules or that the Administrative Agent, Collateral Agent or any Lender would be legally prohibited by the
Outbound Investment Rules from performing under this Agreement.
ARTICLE IV
CONDITIONS
SECTION 4.01.Restatement Effective Date.  This Agreement shall become effective on the date on which the following conditions precedent have been completed (or such condition shall have been waived in accordance with Section 9.02) by each Borrower, in each case, for such Borrower and the other members in its Obligor Group, delivered on behalf of and solely with respect to such Borrower and such other Obligors and not on behalf of or with respect to any other Borrower or the other members in its respective Obligor Group:
(a)Documents.  Administrative Agent shall have received each of the following documents with respect to each Obligor Group, each of which shall be reasonably satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance:

(i)Executed Counterparts.  From each party hereto either (1) a counterpart of this Agreement signed on behalf of such party or (2) written evidence satisfactory to the
Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this
Agreement.
(ii)Guarantee and Security Agreement Confirmation.  The Guarantee and
Security Agreement Confirmation to which such Obligor Group is a party, duly executed and delivered by each of the parties to the applicable Guarantee and Security Agreement and any other members of such Obligor Group in substantially the form of Exhibit J.
(iii)Opinion of Counsel to Such Obligor Group.  A favorable written opinion
(addressed to the Administrative Agent and the Lenders and dated the Restatement
Effective Date) of Dechert LLP, New York and Maryland counsel for the members of such Obligor Group, in substantially the form of Exhibit B, and in each case covering such other matters relating to such Obligor Group, this Agreement or the Transactions to which such Obligor Group is a party as the Administrative Agent may reasonably request.
(iv)Opinion of Special New York Counsel to JPMCB.  An opinion, dated the
Restatement Effective Date, of Milbank LLP, special New York counsel to JPMCB in substantially the form of Exhibit C (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).
(v)Corporate Documents.  Such documents and certificates as the
Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the members of such Obligor Group, the authorization of the Transactions to which the members of such Obligor Group are a party and any other legal matters relating to the members of such Obligor Group, this Agreement or the
Transactions to which the members of such Obligor Group are a party as each relates to such Obligor Group.
(vi)Officer’s Certificate.  A certificate from the Borrower of such Obligor
Group, dated the Restatement Effective Date and signed by the President, a Vice
President, the Chief Executive Officer or any other Financial Officer of such Borrower, confirming compliance with the conditions set forth in the lettered clauses of the first sentence of Section 4.02.
(vii)[Reserved].
(viii)Borrowing Base Certificate.  A Borrowing Base Certificate for the
Borrower of such Obligor Group.
(b)Fees and Expenses.  The Administrative Agent shall have received evidence of the payment by each Borrower of all fees due and payable to the Lenders and the
Joint Lead Arrangers on the Restatement Effective Date that such Borrower has agreed to pay in connection with this Agreement (including any fee letter or commitment letter entered into between such Borrower and the Administrative Agent and the Collateral Agent).  Such Borrower
shall have paid all reasonable expenses (including the legal fees of Milbank LLP) for which invoices have been presented prior to the Restatement Effective Date and such Borrower has agreed to pay in connection with this Agreement.
(c)Liens.  The Administrative Agent shall have received results of a recent lien search in each relevant jurisdiction with respect to each Borrower and each other member of its Obligor Group and such search shall reveal no liens on any of the assets of such Borrower or such other Obligor except for liens permitted under Section 6.02 or liens to be discharged on or prior to the Restatement Effective Date pursuant to documentation reasonably satisfactory to the
Administrative Agent.
(d)Financial Statements.  The Administrative Agent and the Lenders shall have received prior to the execution of this Agreement the audited consolidated balance sheets, statements of operations, statement of changes in net assets, statements of cash flows and schedules of investments of each Borrower and its respective Subsidiaries for the fiscal years ended December 31, 2022, December 31, 2023 and December 31, 2024, and the unaudited consolidated balance sheets, statements of operations, statement of changes in net assets, statements of cash flows and schedules of investments of each Borrower and its respective
Subsidiaries for the fiscal quarter ended March 31, 2025.  The Administrative Agent and Lenders acknowledge having received the financial statements referred to above.
(e)[Reserved].
(f)Valuation Policy.  A copy of each Borrower’s Valuation Policy.
(g)Know Your Customer Documentation.  Upon the reasonable request of the
Administrative Agent or any Lender at least ten (10) days prior to the Restatement Effective
Date, documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations.
(h)Other Documents.  The Administrative Agent shall have received from such Obligor Group such other documents as the Administrative Agent or any Lender or special
New York counsel to JPMCB may reasonably request from the members of such Obligor Group.
(i)Restatement Effective Date Adjustments.  Evidence that each Existing
Lender shall have, as of the Restatement Effective Date, received payment in full of all accrued and unpaid interest, facility fees and LC participation fees owing to such Lender that have been invoiced under the Existing Credit Facility and the Borrowings and other adjustments to the
Loans described in Section 2.02(e) shall occur concurrently with the Restatement Effective Date.
(j)No Default.  No Default or Event of Default shall exist under the Existing
Credit Facility immediately prior to and after giving pro forma effect to the Restatement
Effective Date.
The Administrative Agent shall notify the Borrowers and the Lenders of the Restatement
Effective Date, and such notice shall be conclusive and binding.
SECTION 4.02.Each Credit Event.  With respect to a Borrower, the obligation of each Lender to make any Loan to such Borrower, and of any Issuing Bank to issue, amend, renew or extend any Letter of Credit on behalf of such Borrower, is additionally subject to the satisfaction of the following conditions:
(a)the representations and warranties of such Borrower set forth in this
Agreement and in the other Loan Documents shall be true and correct in all material respects
(unless the relevant representation and warranty already contains a materiality qualifier or, in the case of the representations and warranties in Sections 3.01, 3.02, 3.04, 3.11 and 3.15 of this
Agreement, and in Sections 2.01, 2.02 and 2.04 through 2.08 of the Guarantee and Security
Agreement such Borrower is party to, in each such case, such representation and warranty shall be true and correct in all respects) on and as of the date of such Loan or the date of issuance,

amendment, renewal or extension of such Letter of Credit, as applicable, or, as to any such representation or warranty that refers to a specific date, as of such specific date;
(b)at the time of and immediately after giving effect to such Loan or the date of issuance, amendment, renewal or extension of such Letter of Credit, as applicable, no
Specified Default or Event of Default shall have occurred and be continuing with respect to such
Borrower; and
(c)no Borrowing Base Deficiency with respect to such Borrower shall exist at the time of and immediately after giving effect to such extension of credit and any Concurrent
Transactions.
Each Borrowing and each issuance, amendment, renewal or extension of a Letter of Credit shall be deemed to constitute a representation and warranty by the applicable Borrower on the date thereof as to the matters specified in the preceding sentence.  For the avoidance of doubt, none of the assumption by a Surviving Borrower of the obligations of a Non-Surviving Borrower in a
Borrower Merger, any reallocation of Subcommitments (including any Voluntary Reallocation or other reallocation pursuant to Section 2.07) or the conversion or continuation of a Borrowing as the same or a different Type (without increase in the principal amount thereof) shall be considered to be the making of a Loan or an issuance, extension or renewal of a Letter of Credit.
ARTICLE V
AFFIRMATIVE COVENANTS
With respect to a Borrower, until the earlier to occur of the Release Date with respect to such Borrower and the Facility Termination Date, such Borrower covenants and agrees
(solely on behalf of such Borrower and not on behalf of or with respect to any other Borrower)
with the Lenders that:
SECTION 5.01.Financial Statements and Other Information.  Such
Borrower will furnish to the Administrative Agent for distribution to each Lender:
(a)within 90 days after the end of each fiscal year of such Borrower, the audited consolidated balance sheet and related statements of operations, assets and liabilities, changes in net assets, cash flows and schedule of investments of such Borrower and its consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Deloitte & Touche
LLP, RSM US LLP or any other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;
(b)within 45 days after the end of each of the first three fiscal quarters of each fiscal year of such Borrower, the consolidated balance sheet and related statements of operations, assets and liabilities, changes in net assets, cash flows and schedule of investments of such
Borrower and its consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of such Borrower as presenting fairly in all material respects the financial condition and results of operations of such Borrower and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;
(c)concurrently with any delivery of financial statements under paragraph (a)
or (b) of this Section, a certificate of a Financial Officer of such Borrower (i) certifying as to whether such Borrower has knowledge that a Default has occurred and is continuing with respect to such Borrower during the applicable period and, if a Default has occurred and is continuing with respect to such Borrower during the most recent period covered by such financial statements (or has occurred and is continuing from a prior period), specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance by such Borrower with Sections 6.01(b), (g), (l),
(m) and (n), 6.02(d), 6.05(b) and 6.07 and (iii) to the extent not previously disclosed on a Form
10-K or Form 10-Q previously filed by such Borrower with the SEC, stating whether any change in GAAP as applied by (or in the application of GAAP by) such Borrower has occurred since
December 31, 2024 (but only if such Borrower has not previously reported such change to the
Administrative Agent and if such change has had a material effect on the financial statements)
and, if any such change has occurred, specifying the effect (unless such effect has been previously reported) as determined by such Borrower of such change on the financial statements accompanying such certificate;
(d)as soon as available and in any event not later than the last Business Day of the calendar month following each monthly accounting period (ending on the last day of each calendar month) of such Borrower, (1) a Borrowing Base Certificate with respect to such
Borrower as at the last day of such accounting period presenting (i) such Borrower’s computation (and including the rationale for any industry reclassification and a comparison to show changes from the Borrowing Base Certificate of such Borrower from the immediately prior period), a list of each Portfolio Investment included in such computation (and identifying the
Obligor holding such Portfolio Investment), a list of each Portfolio Investment included in the
Borrowing Base that is a Participation Interest (identifying the Obligor holding such
Participation Interest, the Excluded Asset or Aggregator that sold the Participation Interest to such Obligor and the underlying portfolio investment) and a certification of a Financial Officer of such Borrower as to compliance with Sections 6.03(d) and 6.04(d) by such Borrower during the period covered by such Borrowing Base Certificate; (ii) the ratio of the Gross Borrowing
Base to the Combined Debt Amount with respect to such Borrower (showing the components of the Gross Borrowing Base with respect to such Borrower and the Combined Debt Amount with respect to such Borrower, respectively) and (iii) the ratio of the Adjusted Gross Borrowing Base to the Covered Debt Amount with respect to such Borrower (showing the components of the
Adjusted Gross Borrowing Base with respect to such Borrower and the Combined Debt Amount with respect to such Borrower, respectively) and (2) if during such monthly accounting period such Borrower has declared any Restricted Payment pursuant to Section 6.05(e), a certification of a Financial Officer of such Borrower as to compliance with Section 6.05(e) along with reasonably detailed supporting calculations;
(e)promptly but no later than five Business Days after any Financial Officer of such Borrower shall at any time have knowledge that there is a Borrowing Base Deficiency or
Contingent Borrowing Base Deficiency with respect to such Borrower, a Borrowing Base
Certificate with respect to such Borrower as at the date such Borrower has knowledge of such
Borrowing Base Deficiency or such Contingent Borrowing Base Deficiency indicating the amount of such Borrowing Base Deficiency or such Contingent Borrowing Base Deficiency as at the date such Borrower obtained knowledge of such deficiency and the amount of such
Borrowing Base Deficiency or such Contingent Borrowing Base Deficiency as of the date not earlier than three Business Days prior to the date such Borrowing Base Certificate is delivered pursuant to this paragraph;

(f)promptly upon receipt thereof, copies of (x) all significant and non-routine written reports and (y) written reports stating that material deficiencies exist in such Borrower’s internal controls or procedures or any other matter that could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower submitted to management or the board of directors of such Borrower by such Borrower’s independent public accountants in connection with each annual, interim or special audit or review of any type of the financial statements or related internal control systems of such Borrower or any of its Subsidiaries delivered by such accountants to the management or board of directors of such Borrower;
(g)promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials sent to all stockholders filed by any of such Borrower or any of the other members of its Obligor Group with the SEC, or any
Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, as the case may be;
(h)promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of such Borrower or any of its
Subsidiaries, or compliance by such Borrower with the terms of this Agreement and the other
Loan Documents to which such Borrower, is a party, as the Administrative Agent or any Lender may reasonably request;
(i)within 45 days after the end of each fiscal quarter of such Borrower, all external valuation reports relating to the Portfolio Investments delivered to such Borrower by the
Approved Third-Party Appraiser in connection with the quarterly appraisals of Unquoted
Investments of such Borrower (provided that any recipient of such reports executes and delivers any non-reliance letter, release, confidentiality agreement or similar agreements required by such
Approved Third-Party Appraiser);
(j)within 45 days after the end of each fiscal quarter of such Borrower, any report that such Borrower receives from the Custodian listing the Portfolio Investments of such
Borrower, as of the end of such fiscal quarter, held in the Collateral Account; provided that such
Borrower shall use its commercially reasonable efforts to cause the Custodian to provide such report;
(k)within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of such Borrower and ninety (90) days after the end of each fiscal year of such
Borrower, a schedule setting forth in reasonable detail with respect to each Portfolio Investment of such Borrower, (i) the aggregate amount of all capitalized paid-in-kind interest in respect of such Portfolio Investment during the most recently ended fiscal quarter and (ii) the aggregate amount of all paid-in-kind interest collected in respect of such Portfolio Investment during the most recently ended fiscal quarter;
(l)within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of such Borrower and ninety (90) days after the end of each fiscal year of such
Borrower, a schedule setting forth in reasonable detail with respect to each Portfolio Investment held by such Borrower, (i) the amortized cost of such Portfolio Investment as of the end of such fiscal quarter, (ii) the fair market value of such Portfolio Investment as of the end of such fiscal quarter, and (iii) the unrealized gains or losses of such Borrower as of the end of such fiscal quarter;
(m)within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of such Borrower and ninety (90) days after the end of each fiscal year of such
Borrower, a schedule setting forth in reasonable detail with respect to each Portfolio Investment held by such Borrower, the change in unrealized gains and losses for such quarter. Such schedule will report the change in unrealized gains and losses by Portfolio Investment held by such
Borrower or such other Obligor by showing the unrealized gain or loss for each such Portfolio
Investment as of the last day of the preceding fiscal quarter compared to the unrealized gain or loss for such Portfolio Investment as of the last day of the most recently ended fiscal quarter; and
(n)within forty-five (45) days after the end of the first three (3) fiscal quarters of each fiscal year of such Borrower and ninety (90) days after the end of each fiscal year of such
Borrower, an updated Schedule VII.
Notwithstanding anything in this Section 5.01 to the contrary, such Borrower shall be deemed to have satisfied its requirements of this Section 5.01 (other than Sections 5.01(c), (d) and (e)) if its reports, documents and other information of the type otherwise so required are publicly available when required to be filed on EDGAR at the www.sec.gov website or any successor service provided by the SEC; provided that, with respect to Sections 5.01(f) and (g), notice of such availability is provided to the Administrative Agent at or prior to the time period required by such Sections.
SECTION 5.02.Notices of Material Events.  Upon such Borrower becoming aware of any of the following, such Borrower will (solely with respect to such
Borrower) furnish to the Administrative Agent for distribution to each Lender prompt written notice of the following:
(a)the occurrence of any Default with respect to such Borrower (unless such
Borrower first became aware of such Default from a notice delivered by the Administrative
Agent);
(b)the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting such Borrower or any of its
Subsidiaries that could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower;
(c)the occurrence of any ERISA Event with respect to such Borrower that, alone or together with any other ERISA Events that have occurred with respect to such
Borrower, could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower; and
(d)any other development (excluding matters of a general economic, financial or political nature to the extent that they could not reasonably be expected to have a disproportionate effect on such Borrower) that results in, or could reasonably be expected to result in, a Material Adverse Effect with respect to such Borrower.
Each notice delivered under this Section shall be accompanied by a statement of a Financial
Officer or other executive officer of such Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.  Each Unlisted Borrower shall use commercially reasonable efforts to notify the
Administrative Agent upon such Borrower becoming a Listed Borrower; provided that the failure of any Borrower to provide any such notice shall not be a Default or an Event of Default hereunder; provided further that such Borrower shall be deemed to have satisfied its requirements of this sentence if its reports, documents or other information disclosing its becoming a Listed Borrower are publicly available at the www.sec.gov website or any successor service provided by the SEC.

SECTION 5.03.Existence; Conduct of Business.  Such Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business;
provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.
SECTION 5.04.Payment of Obligations.  Such Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including tax liabilities and material contractual obligations, that, if not paid, could reasonably be expected to result in a Material
Adverse Effect with respect to such Borrower before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) such Borrower or any of its Subsidiaries has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse
Effect with respect to such Borrower.
SECTION 5.05.Maintenance of Properties; Insurance.  Such Borrower will, and will cause each of its Subsidiaries (other than Immaterial Subsidiaries) to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar business operating in the same or similar locations.
SECTION 5.06.Books and Records; Inspection Rights.  Such Borrower
will, and will cause each of its Subsidiaries to, keep books of record and account in accordance with GAAP.  Such Borrower will, and will cause each other member of its Obligor Group to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice to such Borrower, to visit and inspect its properties during normal business hours, to examine and make extracts from its books and records (including books and records maintained by it in its capacity as a “servicer” in respect of any Designated Subsidiary of such Borrower or other Excluded Assets of such Borrower, or in a similar capacity with respect to any of its other Designated Subsidiaries, but only to the extent such Borrower is not prohibited from disclosing such information or providing access to such information, and any books, records and documents held by the Custodian), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, in each case, to the extent such inspection or requests for such information are reasonable and such information can be provided or discussed without violation of law, rule, regulation or contract; provided that such Borrower shall be entitled to have its representatives and advisors present during any inspection of its books and records and during any discussion with its independent accountants or independent auditors; provided further that such Borrower shall not be responsible for the costs and expenses of the Administrative Agent and the Lenders for more than one visit and inspection in any calendar year under this Section 5.06 and Section
7.01(b) of the Guarantee and Security Agreement to which such Borrower is a party unless an
Event of Default shall have occurred and be continuing with respect to such Borrower.
SECTION 5.07.Compliance with Laws.  Such Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, including the
Investment Company Act, any applicable rules, regulations or orders issued by the SEC thereunder (in each case, if applicable to such Person) and orders of any other Governmental
Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect with respect to such Borrower.
SECTION 5.08.Certain Obligations Respecting Subsidiaries; Further
Assurances.
(a)Subsidiary Guarantors.  In the event that (1) a Borrower or any other member of its Obligor Group shall form or acquire any new Domestic Subsidiary (other than an

Excluded Asset or Immaterial Subsidiary) or (2) any Excluded Asset or Immaterial Subsidiary
held by such Borrower or other members of its Obligor Group that is a Domestic Subsidiary shall no longer constitute an “Excluded Asset” or “Immaterial Subsidiary”, as applicable, pursuant to the definition thereof (in which case such Person shall be deemed to be a “new” Domestic
Subsidiary for purposes of this Section 5.08), such Borrower will cause, within 30 days (or such longer period as shall be reasonably agreed by the Administrative Agent) following such Person becoming a new Domestic Subsidiary of such Borrower, such new Domestic Subsidiary to become a “Subsidiary Guarantor” of such Borrower (and thereby an “Obligor” in such
Borrower’s Obligor Group) under a Guarantee Assumption Agreement and to deliver such proof of corporate or other action, incumbency of officers, opinions of counsel (if reasonably requested by the Administrative Agent), and other documents as is consistent with those delivered by such
Borrower pursuant to Section 4.01 upon the Original Effective Date or as the Administrative
Agent shall have reasonably requested; provided that, any new Domestic Subsidiary acquired in connection with a Borrower Merger that was, immediately prior to such Borrower Merger, a
Subsidiary Guarantor shall only be required to execute and deliver a Guarantee Assumption
Agreement with respect to the obligations of the Surviving Borrower and no other deliverables will be required by such new Domestic Subsidiary to satisfy this Section 5.08(a). For the avoidance of doubt, any Borrower may elect to cause any of its Foreign Subsidiaries, Excluded
Assets or Immaterial Subsidiaries to become a member of its Obligor Group by causing such
Person to become a Subsidiary Guarantor under the Guarantee and Security Agreement to which such Borrower is a party, provided that (i) with respect to any Foreign Subsidiary, such Foreign
Subsidiary shall, if requested by the Administrative Agent or the Collateral Agent execute and deliver (and cause its parent to execute and deliver) a customary guarantee and/or security agreement governed by the laws of the country in which such Foreign Subsidiary is located, in form and substance reasonably acceptable to the Administrative Agent and Collateral Agent  and
(ii) with respect to any Excluded Asset or Immaterial Subsidiary, such Borrower shall only be required to execute and deliver a Guarantee Assumption Agreement with respect to the obligations of such Borrower and no other deliverables will be required by such Excluded Asset or Immaterial Subsidiary, as applicable, to satisfy this Section 5.08(a)  (at which point such
Person shall be a Subsidiary Guarantor and shall no longer be an Excluded Asset or an
Immaterial Subsidiary).
(b)Ownership of Subsidiaries.  Such Borrower will, and will cause each of its
Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its
Subsidiaries is a wholly owned Subsidiary, provided that the foregoing shall not prohibit any transaction permitted under Section 6.03 or 6.04, so long as after giving effect to such permitted transaction each of the remaining Subsidiaries of such Borrower is a wholly owned Subsidiary.
(c)Further Assurances.  Such Borrower will, and will cause each other member of its Obligor Group to, take such action from time to time (including filing appropriate
Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall reasonably be requested by the
Administrative Agent to effectuate the purposes and objectives of this Agreement, including:
(i)to create, in favor of the Collateral Agent for the benefit of the Lenders
(and any Affiliate thereof that is a party to any Hedging Agreement entered into with such Borrower and/or such other Obligor) and the holders of any Other Secured
Indebtedness of such Borrower, perfected security interests and Liens in the Collateral owned by such Borrower and such other Obligor; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents to which such Borrower or such other Obligor is a party; provided further, that in the case of any
Collateral consisting of voting stock of any Controlled Foreign Corporation of such
Borrower, such security interest shall be limited to 65% of the issued and outstanding voting stock of such Controlled Foreign Corporation that is directly held by such
Borrower or such other Obligor,
(ii)subject to Sections 7.01 and 7.04 of the Guarantee and Security
Agreement to which such Borrower is a party, to cause any bank or securities intermediary (within the meaning of the Uniform Commercial Code) to enter into such arrangements with the Collateral Agent as shall be appropriate in order that the Collateral
Agent has “control” over each deposit account or securities account of such Borrower and such other Obligor (other than Excluded Accounts (as defined in the Guarantee and
Security Agreement to which such Borrower is a party)) and in that connection, such
Borrower agrees to cause all cash and other proceeds of Portfolio Investments received by such Borrower and such other Obligor to be promptly deposited into such an account
(or otherwise delivered to, or registered in the name of, the Collateral Agent) and, until such deposit, delivery or registration such cash and other proceeds in the possession of such Borrower shall be held in trust by such Borrower for the benefit of the Collateral
Agent and shall not be commingled with any other funds or property of such Borrower, such other Obligor, its Designated Subsidiaries or any other Person (including with any money or financial assets of such Borrower or such other Obligor in its capacity as
“servicer” for any such Designated Subsidiary or any of its other Excluded Assets, or any money or financial assets of any Excluded Asset),
(iii)in the case of any portfolio investment held by an Excluded Asset or an
Immaterial Subsidiary of such Borrower, including any cash collection related thereto, ensure that such portfolio investment shall not be held in the account of such Borrower or such other Obligor subject to a control agreement among such Borrower or such other
Obligor, the Collateral Agent and the Custodian delivered in connection with this
Agreement or any other Loan Document,
(iv)in the case of any Portfolio Investment consisting of a Bank Loan that does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents and an Excluded Asset or an Immaterial Subsidiary of such Borrower holds any interest in the loans or other extensions of credit under such loan documents, (x) cause such Excluded Asset or such Immaterial Subsidiary to be party to such underlying loan documents as a “lender” having a direct interest (or a participation; provided that any participation acquired from such Borrower or such other
Obligor shall give such Excluded Asset or such Immaterial Subsidiary the right to elevate such participation to an assignment at any time in its sole discretion, which right shall be exercised no later than 90 days after the acquisition thereof) in such underlying loan documents and the extensions of credit thereunder and (y) ensure that, subject to Section
5.08(c)(v) below, all amounts owing to such Borrower, such other Obligor or such
Excluded Asset or Immaterial Subsidiary of such Borrower by the underlying borrower or other obligated party are remitted by such borrower or obligated party (or the applicable administrative agents, collateral agents or equivalent Person) directly to the accounts of such Borrower, such other Obligor, such Excluded Asset and such Immaterial
Subsidiary, respectively,
(v)in the event that such Borrower or such other Obligor is acting as an agent or administrative agent (or analogous capacity) under any loan documents with respect to any Bank Loan and such Borrower or such other Obligor does not hold all of the credit extended to the underlying borrower under the relevant underlying loan documents, ensure that all funds held by such Borrower or such other Obligor in such capacity as agent or administrative agent are segregated from all other funds of such Borrower or such other Obligor and are clearly identified as being held in an agency capacity, and

(vi)cause all credit or loan agreements, any notes and all assignment and assumption agreements relating to any Portfolio Investment of such Borrower or such other Obligor constituting part of the Collateral to be held by (x) the Collateral Agent,
(y) the Custodian pursuant to the terms of the applicable Custodian Agreement (or another custodian reasonably satisfactory to the Administrative Agent), or (z) pursuant to an appropriate intercreditor agreement, so long as the Custodian (or custodian) has agreed to grant access to such loan and other documents to the Administrative Agent pursuant to an access or similar agreement between such Borrower and the Custodian (or custodian)
in form and substance reasonably satisfactory to the Administrative Agent; provided that such Borrower’s obligation to deliver underlying documentation may be satisfied by delivery of copies of such agreements.
Notwithstanding anything to the contrary contained herein, (1) nothing contained herein shall prevent a Borrower from having a Participation Interest in a portfolio investment held by an
Excluded Asset and (2)if any instrument, promissory note, agreement, document or certificate held by the Custodian is destroyed or lost not as a result of any action of such Borrower, then any original of such instrument, promissory note, agreement, document or certificate shall be deemed held by the Custodian for all purposes hereunder; provided that, when such Borrower has actual knowledge of any such destroyed or lost instrument, promissory note, agreement, document or certificate, it uses all commercially reasonable efforts to obtain from the underlying borrower, and deliver to the Custodian, a replacement instrument, promissory note, agreement, document or certificate.
SECTION 5.09.Use of Proceeds.  Such Borrower will use the proceeds of its Loans and the issuances of Letters of Credit issued on behalf of such Borrower for general corporate purposes of such Borrower and its Subsidiaries in the ordinary course of business, including, (a) purchasing shares of its common stock in connection with the redemption (or buyback) of its shares or, in the case of an Unlisted Borrower, in connection with a Tender Offer,
(b) for (x) cash consideration paid or payable or (y) cash paid on account of fractional shares, in each case of this clause (b), in connection with a Borrower Merger, and (c) making other distributions, contributions and investments not prohibited by the Loan Documents to which such Borrower or any other member of its Obligor Group is a party, and the acquisition and funding (either directly or through one or more of its wholly-owned Subsidiaries) of leveraged loans, mezzanine loans, high-yield securities, convertible securities, preferred stock, common stock, Hedging Agreements and other Portfolio Investments of such Borrower, in each case to the extent otherwise permitted hereunder; provided that neither the Administrative Agent nor any
Lender shall have any responsibility as to the use of any of such proceeds. No part of the proceeds of any Loan made to such Borrower will be used in violation of applicable law or, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock (except as set forth in Section 3.11(d)). Upon the request of any
Lender, the applicable Borrower shall furnish to such Lender a statement in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.  Such
Borrower will not request any Borrowing or Letter of Credit, and such Borrower shall not use, and shall procure that its Subsidiaries and its or their respective directors, officers, employees and agents shall not use, the proceeds of any Borrowing made to such Borrower or Letter of
Credit issued on behalf of such Borrower (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws applicable to such Borrower, (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned
Person, in violation of any Sanctions applicable to such Borrower, or in any Sanctioned Country, to the extent such activities, businesses or transactions would be prohibited by Sanctions if conducted by a corporation incorporated in the United States, or (C) in any manner that would result in the violation of any Sanctions applicable to any party hereto.
SECTION 5.10.Status of RIC and BDC.  Such Borrower shall at all times maintain its status as a RIC under the Code, and as a “business development company” under the
Investment Company Act.
SECTION 5.11.Investment and Valuation Policies.  Such Borrower shall promptly advise the Administrative Agent and the Lenders of any material change in either its
Investment Policies or Valuation Policy.
SECTION 5.12.Portfolio Valuation and Diversification, Etc.
(a)Industry Classification Groups.  For purposes of this Agreement, such
Borrower, in its reasonable determination, shall assign (including in connection with a Borrower
Merger) each Portfolio Investment owned by it or any other member of its Obligor Group to an
Industry Classification Group.  To the extent that such Borrower reasonably determines that any such Portfolio Investment is not adequately correlated with the risks of other Portfolio
Investments assigned to an Industry Classification Group, such Borrower may assign such
Portfolio Investment to an Industry Classification Group that is more closely correlated to such
Portfolio Investment.  In the absence of adequate correlation, such Borrower shall be permitted to, upon notice to the Collateral Agent for distribution to each Lender, create up to three additional industry classification groups for purposes of this Agreement; provided that once any
Borrower has created an additional industry classification group, such industry classification group may be used by any other Borrower as an Industry Classification Group; provided further that no more than three different additional industry classification groups may be created by all of the Borrowers in the aggregate pursuant to this paragraph (a).
(b)Portfolio Valuation Etc.
(i)Settlement Date Basis.  For purposes of this Agreement, all determinations of whether an investment is to be included as a Portfolio Investment shall be determined on a settlement date basis (meaning that any investment that has been purchased will not be treated as a Portfolio Investment until such purchase has settled, and any Portfolio
Investment which has been sold will not be excluded as a Portfolio Investment until such sale has settled); provided that no such investment shall be included as a Portfolio
Investment to the extent it has not been paid for in full.
(ii)Determination of Values.  Such Borrower will conduct reviews of the value to be assigned to each of its Portfolio Investments included in the Borrowing Base of such Borrower as follows:
(A)Quoted Investments—External Review.  With respect to Portfolio
Investments (including Cash Equivalents) held by such Borrower for which market quotations are readily available (“Quoted Investments”), such Borrower shall, not less frequently than once each calendar week, determine the market value of such Quoted Investments owned by it or any other member of its Obligor
Group which shall, in each case, be determined in accordance with one of the following methodologies (as selected by such Borrower):
(w)in the case of public and 144A securities, the average of the bid prices as determined by at least two Approved Dealers selected by such Borrower,
(x)in the case of Bank Loans, the average of the bid prices as determined by at least two Approved Dealers selected by such Borrower or an Approved Pricing Service which makes reference to at least two
Approved Dealers with respect to such Bank Loans,
(y)in the case of any Quoted Investment traded on an
exchange, the closing price for such Portfolio Investment most recently posted on such exchange, and
(z)in the case of any other Quoted Investment, the fair market value thereof as determined by an Approved Pricing Service; and
(B)Unquoted Investments—External Review.  With respect to
Portfolio Investments owned by such Borrower or any other member of its
Obligor Group for which market quotations are not readily available (“Unquoted
Investments”), such Borrower shall value such Unquoted Investments quarterly in a manner consistent with its valuation policy, as the same may be amended, supplemented, waived or otherwise modified from time to time consistent with industry practice for business development companies and in a manner not prohibited by this Agreement (the “Valuation Policy”), including valuation of at least 35% by value of all Unquoted Investments included in the Borrowing Base of such Borrower using the assistance of an Approved Third Party Appraiser.
(C)Internal Review.  Such Borrower shall conduct an internal review of the aggregate value of the Portfolio Investments owned by such Borrower or any other member of its Obligor Group included in the Collateral Pool of such
Borrower or the Borrowing Base of such Borrower, at least once each calendar week, which shall take into account any event of which such Borrower has knowledge that materially adversely affects the aggregate value of such Portfolio
Investments included in the Collateral Pool of such Borrower or the Borrowing
Base of such Borrower.  If, based upon such weekly internal review, such
Borrower determines that a Borrowing Base Deficiency with respect to such
Borrower exists, then such Borrower shall, within five Business Days as provided in Section 5.01(e), deliver a Borrowing Base Certificate reflecting the new amount of the Borrowing Base of such Borrower and shall take the actions, and make the payments and prepayments on the Loans made to such Borrower (and/or provide cover for Letters of Credit issued on behalf of such Borrower), all as more specifically set forth in Section 2.09(c).
(D)Failure to Determine Values.  If such Borrower shall fail to determine the value of any Portfolio Investment owned by such Borrower or any other member of its Obligor Group as at any date pursuant to the requirements
(but subject to the exclusions) of the foregoing subclauses (A) through (C), the
“Value” of such Portfolio Investment as at such date shall be deemed to be zero for purposes of the Borrowing Base of such Borrower.
provided that, each Borrower shall value substantially all Portfolio Investments held by such
Borrower or any other member of its Obligor Group pursuant to the foregoing requirements no less frequently than once in any rolling twelve-month period.
(iii)Scheduled Testing of Values.
(A)Each April 30, July 31, October 31 and February 28 of each calendar year (or such other dates as are agreed to by such Borrower and the

Collateral Agent, but in no event less frequently than once per calendar quarter, with respect to such Borrower, each a “Valuation Testing Date”), the Collateral
Agent through an Independent Valuation Provider will test the values determined pursuant to Section 5.12(b)(ii) above of those Unquoted Investments owned by such Borrower or any other member of its Obligor Group included in the
Borrowing Base of such Borrower selected by the Collateral Agent; provided, that the aggregate fair value of such Unquoted Investments tested on any Valuation
Testing Date will be equal to the Tested Amount (as defined below) (or as near thereto as reasonably practical); provided further that, if more than one Borrower holds an Investment in the same Unquoted Investment, in no event shall more than one Independent Valuation Provider value such Unquoted Investment on the applicable Valuation Testing Date without the written consent of each applicable
Borrower.  For the avoidance of doubt, Unquoted Investments that are part of the
Collateral but not included in the Borrowing Base of such Borrower as of a
Valuation Testing Date (the “Applicable Valuation Testing Date”) shall not be subject to testing under this Section 5.12(b)(iii); provided that such Unquoted
Investment shall continue to be excluded from the Borrowing Base until such time as the applicable Borrower determines to include it in the Borrowing Base and it was eligible to be included in the Borrowing Base as part of the Tested Amount as of the most recent Valuation Testing Date prior to such time.
(B)For purposes of this Agreement, the “Tested Amount” with respect to a Borrower shall be equal to the greater of:  (i) an amount equal to (y) 125% of the Covered Debt Amount of such Borrower (as of the applicable Valuation
Testing Date) minus (z) the sum of the values of all Cash and all Quoted
Investments included in the Borrowing Base of such Borrower (as of the applicable Valuation Testing Date) and (ii) 10% of the aggregate value of all
Unquoted Investments included in the Borrowing Base of such Borrower (as of the applicable Valuation Testing Date); provided, however, in no event shall more than 25% (or, if clause (ii) applies, 10%, or as near thereto as reasonably practicable) of the aggregate value of the Unquoted Investments included in the
Borrowing Base of such Borrower be tested by the Independent Valuation
Provider in respect of any applicable Valuation Testing Date.  If the Value of the
Unquoted Investments included in the Borrowing Base is less than the “Tested
Amount” as calculated in the immediately preceding sentence, then the “Tested
Amount” shall equal the Value of such Unquoted Investments.  If more than one
Borrower holds an investment in the same Unquoted Investment, and an
Independent Valuation Provider values such Unquoted Investment, then such
Unquoted Investment shall be deemed valued by the Independent Valuation
Provider for the purposes of determining the “Tested Amount” for each Borrower that holds such investment.
(C)With respect to any Unquoted Investment of any Borrower, if the value of such Unquoted Investment determined pursuant to Section 5.12(b)(ii) by such Borrower is not more than the lesser of (1) five (5) points more than the midpoint of the valuation range (expressed as a percentage of par) provided by the
Independent Valuation Provider (provided that the value of such Unquoted
Investment is customarily quoted as a percentage of par) and (2) 110% of the midpoint of the valuation range provided by the Independent Valuation Provider, then the value for such Unquoted Investment determined in accordance with
Section 5.12(b)(ii) by such Borrower shall continue to be used as the “Value” for purposes of this Agreement.  If the value of any Unquoted Investment determined pursuant to Section 5.12(b)(ii) by such Borrower is more than the lesser of the values set forth in clause (C)(1) and (2) (to the extent applicable), then for such

Unquoted Investment, the “Value” for purposes of this Agreement shall become the lesser of (x) the highest value of the valuation range provided by the
Independent Valuation Provider, (y) five (5) points more than the midpoint of the valuation range (expressed as a percentage of par) provided by the Independent
Valuation Provider (provided that the value of such Unquoted Investment is customarily quoted as a percentage of par) and (z) 110% of the midpoint of the valuation range provided by the Independent Valuation Provider; provided that, if a Portfolio Investment (including, for the avoidance of doubt, a Participation
Interest) is acquired (other than in connection with a Borrower Merger) during a fiscal quarter and until such time as the Value is obtained with respect to such
Portfolio Investment pursuant to Section 5.12(b)(ii)(A), 5.12(b)(ii)(B) or
5.12(b)(iii), the “Value” of such Portfolio Investment shall be deemed to be equal to the lower of (x) the value of such Portfolio Investment determined pursuant to
Section 5.12(b)(ii)(C) and (y) the cost of such Unquoted Investment; provided further that, if a Portfolio Investment is acquired in connection with a Borrower
Merger during a fiscal quarter and until such time as the Value is obtained with respect to such Portfolio Investment pursuant to Section 5.12(b)(ii)(A),
5.12(b)(ii)(B) or 5.12(b)(iii), the “Value” of such Portfolio Investment shall be the
Value as most recently determined pursuant to Section 5.12 with respect to such
Non-Surviving Obligor (it being the understanding that the Value determined by an Approved Third-Party Appraiser or an Independent Valuation Provider of the
Portfolio Investments of the Non-Surviving Obligors as of the most recently ended quarterly period or Valuation Testing Date shall carry over to the Surviving
Obligor until a new value is obtained under Section 5.12(b)(ii)).
(iv)Supplemental Testing of Values.
(A)Notwithstanding the foregoing, the Administrative Agent, the
Collateral Agent, each individually or at the request of the Required Lenders, shall, with respect to any Borrower, at any time have the right, solely for purposes of the Borrowing Base of such Borrower, to request, in its reasonable discretion, any Portfolio Investment included in the Borrowing Base of such Borrower with a value determined pursuant to Section 5.12(b)(ii) to be independently tested by the
Independent Valuation Provider.  There shall be no limit on the number of such tests that may be requested by the Administrative Agent or the Collateral Agent in
its reasonable discretion.  If (x) the value determined by such Borrower pursuant to Section 5.12(b)(ii) is less than the value determined by the Independent
Valuation Provider pursuant to this clause, then the value determined by such
Borrower pursuant to Section 5.12(b)(ii) shall continue to be used as the “Value”
for purposes of this Agreement and (y) if the value determined by such Borrower pursuant to Section 5.12(b)(ii) is greater than the value determined by the
Independent Valuation Provider pursuant to this clause and the difference between such values is:  (1) less than or equal to 5% of the value determined by such Borrower pursuant to Section 5.12(b)(ii), then the value determined by such
Borrower pursuant to Section 5.12(b)(ii) shall continue to be used as the “Value”
of such Portfolio Investment for purposes of this Agreement; (2) greater than 5%
and less than or equal to 20% of the value determined by such Borrower pursuant to Section 5.12(b)(ii), then the “Value” of such Portfolio Investment for purposes of this Agreement shall become the average of the value determined by such
Borrower pursuant to Section 5.12(b)(ii) and the value determined by the
Independent Valuation Provider pursuant to this clause; and (3) greater than 20%
of the value determined by such Borrower pursuant to Section 5.12(b)(ii), then such Borrower and the Administrative Agent or the Collateral Agent, as
applicable, shall retain an additional third-party appraiser and, upon the completion of such appraisal, the “Value” of such Portfolio Investment for purposes of this Agreement shall become the average of the three valuations (with the value of the Independent Valuation Provider determined pursuant to this clause to be used as the “Value” of such Portfolio Investment until the third value is obtained).  For the avoidance of doubt, Portfolio Investments that are part of the
Collateral but not included in the Borrowing Base of such Borrower as of the
Applicable Valuation Testing Date shall not be subject to testing under this
Section 5.12(b)(iv); provided that such Portfolio Investment shall continue to be excluded from the Borrowing Base until such time as the applicable Borrower determines to include it in the Borrowing Base and it was eligible to be included in the Borrowing Base as part of the Tested Amount as of the most recent
Valuation Testing Date prior to such time.
(B)Except as otherwise provided herein, the Value of any Portfolio
Investment for which the Independent Valuation Provider’s value is used shall be the midpoint of the range (if any) determined by the Independent Valuation
Provider.  The Independent Valuation Provider shall apply a recognized valuation methodology that is commonly accepted by the business development company industry for valuing Portfolio Investments of the type being valued and held by such Borrower and any other member of its Obligor Group.
(C)For the avoidance of doubt, the Value of any Portfolio Investment determined in accordance with this Section 5.12 shall be the Value of such
Portfolio Investment for purposes of this Agreement until a new Value for such
Portfolio Investment is subsequently determined in accordance with this
Section 5.12.
(D)The reasonable and documented out-of-pocket costs of any
valuation reasonably incurred by the Administrative Agent or the Collateral
Agent, as applicable, under this Section 5.12 shall be at the expense of the applicable Borrower; provided that the aggregate of all Borrowers’ obligations to reimburse valuation costs incurred by the Administrative Agent and the Collateral
Agent, collectively, pursuant to this Section 5.12(b)(iv) shall be limited to an aggregate annual amount equal to the greater of (x) $200,000 and (y) 0.05% of the total Commitments (provided, in the case of any Borrower, such Borrower’s annual reimbursement obligation shall in no event be greater than 0.05% of the total Subcommitments allocated to such Borrower).
(E)In addition, the values determined by the Independent Valuation
Provider shall be deemed to be “Information” hereunder and subject to
Section 9.13 hereof.
(F)The Administrative Agent or the Collateral Agent, as applicable, shall provide a copy of the final results of any valuation performed by the
Independent Valuation Provider or an Approved Third-Party Appraiser to any
Lender promptly upon such Lender’s request, except to the extent that such recipient has not executed and delivered a customary and reasonable non-reliance letter, confidentiality agreement or similar agreement requested or required by such Independent Valuation Provider or Approved Third-Party Appraiser, as
applicable.
(v)For the avoidance of doubt, any Values determined by the Independent
Valuation Provider pursuant to Sections 5.12(b)(iii) and (iv) shall only be required to be used for purposes of calculating the Borrowing Base of such Borrower and shall not be required to be utilized by any Borrower for any other purpose, including, without limitation, the delivery of financial statements or valuations required under ASC 820 or the Investment Company Act.
(vi)The Independent Valuation Provider shall be instructed to conduct its tests in a manner not disruptive in any material respect to the business of any Borrower.  The
Collateral Agent shall notify the applicable Borrower of its receipt of the final results of any valuation performed by the Independent Valuation Provider promptly upon its receipt thereof and shall provide a copy of such results and the related report to such Borrower promptly upon such Borrower’s request.
(c)Investment Company Diversification Requirements.  Such Borrower will, and will cause its Subsidiaries (other than Subsidiaries that are exempt from the Investment
Company Act) at all times to comply in all material respects with the portfolio diversification and similar requirements set forth in the Investment Company Act applicable to business development companies.  Such Borrower will at all times, subject to applicable grace periods set forth in the Code, comply with the portfolio diversification and similar requirements set forth in the Code applicable to RICs.
(d)Participation Interests.  The Value attributable to any Participation Interest shall be the Value determined with respect to the underlying portfolio investment related to such
Participation Interest in accordance with this Section 5.12, provided any participation interest that does not satisfy the definition of Participation Interest shall have a Value of zero for purposes of this Agreement.
SECTION 5.13.Calculation of Borrowing Base.  For purposes of this
Agreement, the “Borrowing Base” with respect to a Borrower shall be determined, as at any date of determination, as the sum of the products obtained by multiplying (x) the Value of each
Portfolio Investment of such Borrower in the Collateral Pool of such Borrower by (y) the applicable Advance Rate, provided that:
(a)if, as of such date, the Adjusted Debt to Equity Ratio is (i) less than
1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio
Investments of such Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 6% of the aggregate Value of all such Portfolio
Investments in the Collateral Pool of such Borrower, shall be 50% of the otherwise applicable
Advance Rate, (ii) greater than or equal to 1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of such Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 5% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower, shall be 50% of the otherwise applicable Advance Rate or (iii) greater than or equal to 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such
Portfolio Investments of such Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 4% of the aggregate Value of all such
Portfolio Investments in the Collateral Pool of such Borrower, shall be 50% of the otherwise applicable Advance Rate;
(b)if, as of such date, the Adjusted Debt to Equity Ratio is (i) less than
1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio
Investments of such Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 12% of the aggregate Value of all such Portfolio
Investments in the Collateral Pool of such Borrower shall be 0%, (ii) greater than or equal to
1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of such Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 10% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0% or (iii)
greater than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such
Portfolio Investments of such Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 8% of the aggregate Value of all such
Portfolio Investments in the Collateral Pool of such Borrower shall be 0%;
(c)if, as of such date, the Adjusted Debt to Equity Ratio is (i) less than
1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio
Investments of such Borrower in any single Industry Classification Group that exceeds 25% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%; provided that, with respect to the Portfolio Investments of such Borrower in a single
Industry Classification Group from time to time designated by such Borrower to the Collateral
Agent, such 25% figure shall be increased to 30% and, accordingly, only to the extent that the aggregate Value of such Portfolio Investments of such Borrower in such single Industry
Classification Group that exceeds 30% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%, (ii) greater than or equal to 1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such
Portfolio Investments of such Borrower in any single Industry Classification Group that exceeds 22.5% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%; provided that, with respect to the Portfolio Investments of such
Borrower in a single Industry Classification Group from time to time designated by such
Borrower to the Collateral Agent, such 22.5% figure shall be increased to 25% and, accordingly, only to the extent that the aggregate Value of such Portfolio Investments of such Borrower in such single Industry Classification Group that exceeds 25% of the aggregate Value of all such
Portfolio Investments in the Collateral Pool of such Borrower shall be 0% or (iii) greater than
1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio
Investments of such Borrower in any single Industry Classification Group that exceeds 20% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%; provided that, with respect to the Portfolio Investments of such Borrower in a single
Industry Classification Group from time to time designated by such Borrower to the Collateral
Agent, such 20% figure shall be increased to 22.5% and, accordingly, only to the extent that the aggregate Value of such Portfolio Investments of such Borrower in such single Industry
Classification Group that exceeds 22.5% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%;
(d)if, as of such date, the Adjusted Debt to Equity Ratio is (i) less than
1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of investments of such Borrower and such other Obligors in Non-Core Investments that exceeds 20% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%, (ii) greater than or equal to 1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of investments of such Borrower and such other Obligors in
Non-Core Investments that exceeds 17.5% of the aggregate Value of all such Portfolio
Investments in the Collateral Pool of such Borrower shall be 0% or (iii) greater than 1.33:1.0, the
Advance Rate applicable to that portion of the aggregate Value of investments of such Borrower and such other Obligors in Non-Core Investments that exceeds 15% of the aggregate value of all such Portfolio Investments in the Collateral Pool of such Borrower shall be 0%;
(e)the Advance Rate applicable to such Borrower’s investments in any
Excluded Asset or any Aggregator shall be 0% (for the avoidance of doubt, the Value attributable to any Participation Interest held by a Borrower shall be the Value determined with respect to the underlying portfolio investment related to such Participation Interest in accordance with Section 5.12);

(f)if, as of such date, the Adjusted Debt to Equity Ratio is less than 1.0:1.0, the aggregate Value of investments of such Borrower and such other Obligors in Cash, Cash
Equivalents, Short-Term U.S. Government Securities, Performing First Lien Bank Loans and
Performing Second Lien Bank Loans of such Borrower and such other Obligors may not be less than 50% of the aggregate Value of all Portfolio Investments in the Collateral Pool of such
Borrower; provided that this paragraph (f) shall not apply to a Borrower and the other members in its Obligor Group at any time the sum of the Combined Debt Amount of such Borrower exceeds 67% of the Other Debt Amount of such Borrower;
(g)if, as of such date, the Adjusted Debt to Equity Ratio is less than 1.0:1.0, the aggregate Value of investments of such Borrower and such other Obligors in Cash, Cash
Equivalents, Short-Term U.S. Government Securities and Performing First Lien Bank Loans of
such Borrower and such other Obligors may not be less than 20% of the aggregate Value of all
Portfolio Investments in the Collateral Pool of such Borrower; provided that this paragraph (g)
shall not apply to a Borrower and the other members in its Obligor Group at any time the sum of the Combined Debt Amount of such Borrower exceeds 67% of the Other Debt Amount of such
Borrower;
(h)no Portfolio Investment of such Borrower may be included in the
Borrowing Base of such Borrower until such time as such Portfolio Investment has been
Delivered (as defined in the Guarantee and Security Agreement to which such Borrower is a party) to the Collateral Agent, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein; provided that in the case of any Portfolio Investment of such Borrower in which the Collateral Agent has a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing, such Portfolio Investment may be included in the Borrowing Base of such Borrower so long as all remaining actions to complete “Delivery”
are satisfied within 7 days of such inclusion (or such longer period up to sixty (60) days as the
Administrative Agent and the Collateral Agent may agree in their respective sole discretion);
provided further that voting stock of any Controlled Foreign Corporation of such Borrower or such other Obligor in excess of 65% of the issued and outstanding voting stock of such
Controlled Foreign Corporation shall not be included as a Portfolio Investment for purposes of calculating the Borrowing Base of such Borrower;
(i)no Participation Interest (other than any Participation Interest sold to such
Borrower or other Obligor by an Aggregator) may be included in the Borrowing Base of such
Borrower for more than 90 days; ~~and~~
(j)if, as of such date, with respect to any Borrower, (i) the Borrowing Base
(without giving effect to any adjustment required pursuant to this paragraph (j), the “Gross
Borrowing Base”) is greater than or equal to 1.5 times the Senior Debt Amount and either (A)
the Adjusted Debt to Equity Ratio is greater than or equal to 1.0:1.0 and less than 1.33:1.0, then such Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to such Borrower’s Borrowing Base may not be less than
20% of the Borrowing Base or (B) the Adjusted Debt to Equity Ratio is greater than or equal to
1.33:1.0, then such Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to such Borrower’s Borrowing Base may not be less than 35% of the Borrowing Base, (ii) the Gross Borrowing Base is greater than or equal to 1.25 times and less than 1.5 times the Senior Debt Amount and either (A) the Adjusted Debt to Equity
Ratio is greater than or equal to 1.0:1.0 and less than 1.33:1.0, then such Borrower’s Borrowing
Base shall be reduced to the extent necessary such that the contribution of Senior Investments to such Borrower’s Borrowing Base may not be less than 30% of the Borrowing Base or (B) the
Adjusted Debt to Equity Ratio is greater than or equal to 1.33:1.0, then such Borrower’s
Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior
Investments to such Borrower’s Borrowing Base may not be less than 40% of the Borrowing

Base, (iii) the Gross Borrowing Base is less than 1.25 times the Senior Debt Amount and either
(A) the Adjusted Debt to Equity Ratio is greater than or equal to 1.0:1.0 and less than 1.33:1.0, then such Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to such Borrower’s Borrowing Base may not be less than
~~45~~50% of the Borrowing Base or (B) the Adjusted Debt to Equity Ratio is greater than or equal to 1.33:1.0, then such Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to such Borrower’s Borrowing Base may not be less than (x) until May 8, 2028,  60% of the Borrowing Base~~.~~ or (y) following May 8, 2028,  65%
of the Borrowing Base;
(k)such Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Preferred Stock and Capital Stock to such
Borrower’s Borrowing Base may not exceed 5% of the Borrowing Base; and
(l)such Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Investments that are not Performing to such
Borrower’s Borrowing Base may not exceed 5% of the Borrowing Base.
For the avoidance of doubt, (a) to avoid double-counting of excess concentrations, any Advance Rate reductions set forth under this Section 5.13 shall be without duplication of any other such Advance Rate reductions and (b) to the extent the Borrowing Base of a Borrower is required to be reduced to comply with this Section 5.13, such Borrower shall be permitted to choose the Portfolio Investments of such Borrower to be excluded from the Borrowing Base to effect such reduction.
As used herein, with respect to any Borrower or any other member of its Obligor
Group, the following terms have the following meanings:
“Advance Rate” means, as to any Portfolio Investment of a Borrower and subject to adjustment as provided in Section 5.13(a) through (j), as applicable, the following percentages with respect to such Portfolio Investment:
1 For the avoidance of doubt, the above categories are intended to be indicative of the traditional investment types.
All determinations of whether a particular Portfolio Investment belongs to one category or another shall be made by the applicable Borrower on a consistent basis with the foregoing.  For example, (A) a secured bank loan at a holding company, the only assets of which are the shares of an operating company, may constitute Mezzanine Investments but would not ordinarily constitute a Bank Loan, (B) a Performing Principal Finance Asset that is a debt investment with respect to which any of the tranches junior to such Principal Finance Asset are not Performing may constitute
Performing Principal Finance Preferred Stock Assets or Performing Principal Finance Common Equity Assets, as
applicable, but would not ordinarily constitute a Performing Principal Finance Debt Asset and (C) a Principal
Finance Asset that is preferred equity with respect to which any of the tranches junior to such Principal Finance
Asset are not Performing may constitute Performing Principal Finance Common Equity Assets, but would not ordinarily constitute a Performing Principal Finance Preferred Stock Asset.

	Less than 1.00x Adjusted Debt to Equity Ratio		1.00x ≤ Adjusted Debt to Equity Ratio < 1.33x		1.33x ≤ Adjusted Debt to Equity Ratio < 2.00x
Portfolio Investment[1]	Quoted	Unquoted	Quoted	Unquoted	Quoted	Unquoted
Cash, Cash Equivalents and Short-Term U.S. Government Securities	100.0%	N/A	100.0%	N/A	100.0%	N/A
Long-Term U.S. Government Securities	95.0%	N/A	95.0%	N/A	95.0%	N/A
Performing First Lien Bank Loans	82.5%	72.5%	77.5%	67.5%	75.0%	65.0%
Performing Second Lien Bank Loans	70.0%	60.0%	65.0%	55.0%	60.0%	50.0%
Performing Cash Pay High Yield Securities	60.0%	50.0%	55.0%	45.0%	50.0%	40.0%
Performing Cash Pay Mezzanine Investments	55.0%	45.0%	50.0%	40.0%	45.0%	35.0%
Performing Principal Finance Debt Assets	55.0%	45.0%	50.0%	40.0%	45.0%	35.0%
Performing Preferred Stock	55.0%	45.0%	50.0%	40.0%	45.0%	35.0%
Performing Principal Finance Preferred Stock Assets	55.0%	45.0%	50.0%	40.0%	45.0%	35.0%
Performing Non-Cash Pay High Yield Securities	40.0%	30.0%	35.0%	25.0%	30.0%	20.0%
Performing Non-Cash Pay Mezzanine Investments	40.0%	30.0%	35.0%	25.0%	30.0%	20.0%
Non-Performing First Lien Bank Loans	45.0%	40.0%	42.5%	37.5%	40.0%	35.0%
~~Non-Performing Second Lien Bank Loans~~	~~35.0%~~	~~30.0%~~	~~30.0%~~	~~25.0%~~	~~25.0%~~	~~20.0%~~
~~Non-Performing High Yield Securities~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~
~~Non-Performing Mezzanine Investments~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~
~~Non-Performing Preferred Stock~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~	~~20.0%~~
Performing DIP Loans	40.0%	35.0%	35.0%	30.0%	30.0%	25.0%
Performing Common Equity	30.0%	20.0%	30.0%	20.0%	30.0%	20.0%
Performing Principal Finance Common Equity Assets	30.0%	20.0%	30.0%	20.0%	30.0%	20.0%
Non-Performing Second Lien Bank Loans	0%	0%	0%	0%	0%	0%
Non-Performing High Yield Securities	0%	0%	0%	0%	0%	0%
Non-Performing Mezzanine Investments	0%	0%	0%	0%	0%	0%
Non-Performing Preferred Stock	0%	0%	0%	0%	0%	0%
Non-Performing Common Equity	0%	0%	0%	0%	0%	0%
Non-Performing Principal Finance Assets	0%	0%	0%	0%	0%	0%
“Bank Loans” means debt obligations (including, without limitation, term loans, revolving loans, debtor-in-possession financings, the funded and unfunded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans, bridge loans and senior subordinated loans) which are generally documented under documentation substantially similar to documents used under a syndicated loan or credit facility or pursuant to any loan agreement, note purchase agreement or other similar financing arrangement facility, whether or not syndicated.
“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C.
Section 101 et seq.
“Capital Stock” of any Person means any and all shares of corporate stock
(however designated) of, and any and all other equity interests and participations representing ownership interests (including membership interests and limited liability company interests) in, such Person.
“Cash” has the meaning assigned to such term in Section 1.01 of this Agreement.
“Cash Equivalents” has the meaning assigned to such term in Section 1.01 of this
Agreement.
“Cash Pay Bank Loans” means First Lien Bank Loans and Second Lien Bank
Loans as to which, at the time of determination, cash interest is payable thereon (i) at least quarterly and (ii) in an amount not less than the greater of (A) 2/3rds of the interest
(including accretions and “pay-in-kind” interest) for the current monthly or quarterly period (as applicable) and (B) (x) if such Bank Loan is a floating rate obligation, ~~cash interest~~
~~in an amount greater than or equal to~~ 2.0% above the applicable benchmark rate ~~is payable at~~
~~least quarterly~~per annum, or (y) if such Bank Loan is a fixed rate obligation, ~~cash interest in an~~
~~amount greater than or equal to~~ 6.0% per annum ~~is payable at least quarterly~~.
“CDO Securities” means debt securities, equity securities or composite or combination securities (i.e. securities consisting of a combination of debt and equity securities that are issued in effect as a unit), including synthetic securities that provide synthetic credit exposure to debt securities, equity securities or composite or combination securities (or other investments that similarly represent an investment in underlying levered portfolios), that, in each case, entitle the holders thereof to receive payments that (i) depend on the cash flow from a portfolio consisting primarily of ownership interests in debt securities, corporate loans or asset-
backed securities or (ii) are subject to losses owing to credit events (howsoever defined) under credit derivative transactions with respect to debt securities, corporate loans or asset-backed securities.
“First Lien Bank Loan” means a Bank Loan that is entitled to the benefit of a first lien and first priority perfected security interest (subject to any Permitted Prior Working Capital
Lien and other customary encumbrances) on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.  For the avoidance of doubt, the “last out”
portion of any “last out” Bank Loan shall not constitute a First Lien Bank Loan.

“High Yield Securities” means debt Securities (a) issued by public or private issuers, (b) issued pursuant to an effective registration statement or pursuant to Rule 144A under the Securities Act (or any successor provision thereunder) and (c) that are not Cash Equivalents,
Mezzanine Investments (described under clause (i) of the definition thereof) or Bank Loans.
“Long-Term U.S. Government Securities” means U.S. Government Securities maturing more than one month from the applicable date of determination.
“Mezzanine Investments” means (i) debt Securities (including convertible debt
Securities (other than the “in-the-money” equity component thereof)) (a) issued by public or private issuers, (b) issued without registration under the Securities Act, (c) not issued pursuant to
Rule 144A under the Securities Act (or any successor provision thereunder), (d) that are not Cash
Equivalents and (e) contractually subordinated in right of payment to other debt of the same issuer and (ii) a Bank Loan that is not a First Lien Bank Loan, Second Lien Bank Loan or a High
Yield Security.
“Non-Core Investments” means, collectively, Portfolio Investments in common equity (including Performing Common Equity), warrants, Preferred Stock, Non-Performing
Bank Loans, Non-Performing High Yield Securities, Non-Performing Mezzanine Investments,
Performing Non-Cash Pay High Yield Securities, Performing Non-Cash Pay Mezzanine
Investments and Performing Principal Finance Assets.
“Non-Performing Bank Loans” means, collectively, Non-Performing First Lien
Bank Loans and Non-Performing Second Lien Bank Loans.
“Non-Performing Common Equity” means Capital Stock (other than Preferred
Stock) and warrants of an issuer having any debt outstanding that is non-Performing.
“Non-Performing First Lien Bank Loans” means First Lien Bank Loans other than Performing First Lien Bank Loans.
“Non-Performing High Yield Securities” means High Yield Securities other than
Performing High Yield Securities.
“Non-Performing Mezzanine Investments” means Mezzanine Investments other than Performing Mezzanine Investments.
“Non-Performing Preferred Stock” means Preferred Stock other than Performing
Preferred Stock.
“Non-Performing Principal Finance Assets” means Principal Finance Assets other than Performing Principal Finance Assets.
“Non-Performing Second Lien Bank Loans” means Second Lien Bank Loans other than Performing Second Lien Bank Loans.

“Performing” means (a) with respect to any Portfolio Investment of a Borrower that is debt, the issuer of such Portfolio Investment is (i) not then in default of any payment obligations outstanding with respect to accrued and unpaid interest or principal in respect thereof, after the expiration of any applicable grace period and (ii) not placed on non-accrual status as disclosed on a Form 10-K or Form 10-Q as filed by such Borrower with the SEC, (b)
with respect to any Portfolio Investment that is Preferred Stock, the issuer of such Portfolio
Investment has not failed to meet any scheduled redemption obligations or to pay its latest declared cash dividend, after the expiration of any applicable grace period, and (c) with respect to any Portfolio Investment that is a Principal Finance Asset, (x) each tranche of such Portfolio
Investment or other investment that, in each case, is senior to such Portfolio Investment, in the issuer of such Portfolio Investment satisfies (to the extent applicable) the requirements of the immediately preceding clauses (a) and (b), and (y) to the extent applicable, the holders of such
Portfolio Investment have received in cash all expected distributions of interest and other payments thereon and cash flows in respect thereof are not currently subject to any deferral or diversion for the benefit of the holders of any tranche or other investments that rank senior to such Portfolio Investment pursuant to any waterfall or similar structure.
“Performing Cash Pay High Yield Securities” means High Yield Securities (a) as to which, at the time of determination, cash interest is payable thereon (i) at least semi-
annually and (ii) in an amount not less than the greater of (A) 2/3rds of the interest
(including accretions and “pay-in-kind” interest) for the current semi-annual, monthly or quarterly period (as applicable) and (B) (x) if such High Yield Security is a floating rate obligation, ~~cash interest in an amount greater than or equal to~~ 2.0% above the applicable benchmark rate ~~is payable at least semi-annually~~per annum, or (y) if such High Yield Security is a fixed rate obligation, ~~cash interest in an amount greater than or equal to~~ 6.0% per annum ~~is~~
~~payable at least semi-annually~~, and (b) which are Performing.
“Performing Cash Pay Mezzanine Investments” means Mezzanine Investments
(a) as to which, at the time of determination, cash interest is payable thereon (i) at least semi-
annually and (ii) in an amount not less than the greater of (A) 2/3rds of the interest
(including accretions and “pay-in-kind” interest) for the current semi-annual, monthly or quarterly period (as applicable) and (B) (x) if such Mezzanine Investment is a floating rate obligation, ~~cash interest in an amount greater than or equal to~~ 2.0% above the applicable benchmark rate ~~is payable at least semi-annually~~per annum, or (y) if such Mezzanine
Investment is a fixed rate obligation, ~~cash interest in an amount greater than or equal to~~ 6.0% per annum ~~is payable at least semi-annually~~, and (b) which are Performing.
“Performing Common Equity” means Capital Stock (other than Preferred Stock)
and warrants of an issuer all of whose outstanding debt is Performing.
“Performing DIP Loans” means a loan made to a debtor-in-possession pursuant to
Section 364 of the Bankruptcy Code having the priority allowed by either Section 364(c)
or 364(d) of the Bankruptcy Code that is Performing.
“Performing First Lien Bank Loans” means First Lien Bank Loans (which are not
Performing DIP Loans) which are Cash Pay Bank Loans and are Performing.

“Performing Non-Cash Pay High Yield Securities” means Performing High Yield
Securities other than Performing Cash Pay High Yield Securities.
“Performing Non-Cash Pay Mezzanine Investments” means Performing
Mezzanine Investments other than Performing Cash Pay Mezzanine Investments.
“Performing Preferred Stock” means Preferred Stock that is Performing.
“Performing Principal Finance Assets” means Principal Finance Assets which are
Performing.
“Performing Principal Finance Common Equity Assets” means Performing
Principal Finance Assets which are Capital Stock (other than Preferred Stock).
“Performing Principal Finance Debt Assets” means Performing Principal Finance
Assets which are debt Portfolio Investments.
“Performing Principal Finance Preferred Stock Assets” means Performing
Principal Finance Assets which are Preferred Stock.
“Performing Second Lien Bank Loans” means Second Lien Bank Loans (which are not Performing DIP Loans) which are Cash Pay Bank Loans and are Performing.
“Permitted Prior Working Capital Lien” means, with respect to a portfolio company that is a borrower under a Bank Loan, a security interest in the accounts receivable and inventory (and, to the extent applicable, all related property and proceeds thereof) of such portfolio company to secure a revolving facility for such portfolio company and any of its parents and/or subsidiaries; provided that (i) such Bank Loan has a second priority lien on such accounts receivable and inventory (and, to the extent applicable, all related property and proceeds thereof) that is subject to the first priority lien of such revolving facility (or a pari passu lien on such accounts receivable and inventory (and, to the extent applicable, all related property and proceeds thereof)), (ii) such revolving facility is not secured by any other assets (other than a pari passu lien or a second priority lien, subject to the pari passu lien or the first priority lien of the Bank Loan) and does not benefit from any standstill rights or other agreements (other than customary rights) with respect to any other assets and (iii) the maximum principal amount of such revolving facility is not greater than 15% of the aggregate enterprise value of such portfolio company (as determined at the time of closing of the transaction, and thereafter an enterprise value for the applicable portfolio company determined in a manner consistent with the valuation methodology applied in the valuation for such portfolio company as determined by FS/KKR
Advisor (so long as it has the necessary delegated authority) or such Borrower’s board of directors in a commercially reasonable manner, including the use of an Approved Third-Party
Appraiser in the case of Unquoted Investments).
“Preferred Stock” as applied to the Capital Stock of any Person, means Capital
Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to any shares (or other interests) of other
Capital Stock of such Person, and shall include, without limitation, cumulative preferred, non-
cumulative preferred, participating preferred and convertible preferred Capital Stock.
“Principal Finance Asset” means any Portfolio Investment, the repayment of which is primarily dependent upon cash flows generated from the creation, or the liquidation, of an underlying asset or pool of assets or other investments and which are not investments in CDO
Securities; provided that, notwithstanding anything to the contrary in this Agreement, traditional asset-based or cash flow loans made directly or indirectly to an operating company, including, without limitation, loans with a borrowing base consisting of receivables and/or inventory, shall not be deemed to be Principal Finance Assets.  Notwithstanding anything to the contrary in this
Agreement, a Principal Finance Asset shall not be treated as a Bank Loan, Mezzanine
Investment, High Yield Security, Performing DIP Loan, Performing Preferred Stock or
Performing Common Equity for any purpose under this Agreement.
“Second Lien Bank Loan” means a Bank Loan (other than a First Lien Bank
Loan) that is entitled to the benefit of a first and/or second lien and first and/or second priority perfected security interest (subject to customary encumbrances) on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.
“Securities” means common and preferred stock, units and participations, member interests in limited liability companies, partnership interests in partnerships, notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, including debt instruments of public and private issuers and tax-exempt securities (including warrants, rights, put and call options and other options relating thereto, representing rights, or any combination thereof) and other property or interests commonly regarded as securities or any form of interest or participation therein, but not including Bank Loans.
“Securities Act” means the United States Securities Act of 1933, as amended.
“Senior Investments” means any Cash, Cash Equivalents, Long-Term U.S.
Government Securities and Performing First Lien Bank Loans.
“Short-Term U.S. Government Securities” means U.S. Government Securities maturing within one month of the applicable date of determination.
“U.S. Government Securities” has the meaning assigned to such term in
Section 1.01 of this Agreement.
“Value” means with respect to any Portfolio Investment, the most recent value as determined pursuant to Section 5.12.
SECTION 5.14.Status of Listed Borrower.  If such Borrower is or becomes a Listed Borrower hereunder, such Borrower shall at all times from and after the first day it qualifies as a Listed Borrower hereunder maintain its status as a Listed Borrower.
SECTION 5.15.Borrower Mergers.  In connection with a Borrower Merger, the Surviving Borrower will deliver to the Administrative Agent (a) on or prior to the consummation of such Borrower Merger, a Merger Confirmation and (b) within five (5)
Business Days of its receipt of a reasonable request from the Administrative Agent: (i) final copies of the definitive agreements governing such Borrower Merger (but only to the extent not publicly available), (ii) to the extent the applicable Surviving Borrower has a copy, a file-
stamped copy of each certificate of merger evidencing such Borrower Merger and (iii) an updated Borrowing Base Certificate for the Surviving Borrower.
ARTICLE VI
NEGATIVE COVENANTS
With respect to a Borrower, until the earlier to occur of the Release Date with respect to such Borrower and the Facility Termination Date, such Borrower covenants and agrees
(solely on behalf of such Borrower and not on behalf of or with respect to any other Borrower)
with the Lenders that:
SECTION 6.01.Indebtedness.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, create, incur, assume or permit to exist any
Indebtedness, except:
(a)Indebtedness created hereunder or under any other Loan Document;
(b)Permitted Indebtedness and Special Longer-Term Unsecured Indebtedness
(including, as applicable, Additional FSK Notes) in an aggregate principal amount that, in each case, taken together with other Indebtedness of such Borrower at the time such Permitted
Indebtedness or Special Longer-Term Unsecured Indebtedness, as applicable, is incurred and immediately after giving effect to the incurrence of such Permitted Indebtedness or Special
Longer-Term Unsecured Indebtedness, as applicable, and any Concurrent Transaction, (1) does not exceed, at the time it is incurred, the amount required to comply with the provisions of
Section 6.07(b), (2) no Borrowing Base Deficiency with respect to such Borrower is continuing or would result therefrom and (3) no Specified Default or Event of Default shall have occurred or be continuing with respect to such Borrower after giving effect to the incurrence of such
Permitted Indebtedness or Special Longer-Term Unsecured Indebtedness;
(c)Other Permitted Indebtedness;
(d)Indebtedness of such Borrower and/or such other member of its Obligor
Group to or from any other member of such Borrower’s Obligor Group;
(e)repurchase obligations arising in the ordinary course of business with respect to U.S. Government Securities;
(f)obligations payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business;
(g)other Indebtedness (including the amortizing portion of any Other Secured
Indebtedness in excess of 1% per annum described in clause (b) of the definition thereof and, as applicable Additional FSK Notes) in an aggregate principal amount not exceeding the Additional
Debt Amount with respect to such Borrower at any one time outstanding and that, taken together with other Indebtedness of such Borrower, at the time such other Indebtedness is incurred and immediately after giving effect to the incurrence of such other Indebtedness and any Concurrent
Transactions, (1) does not exceed the amount required to comply with the provisions of
Section 6.07(b) and (2) no Borrowing Base Deficiency is continuing or would result therefrom, at the time it is incurred, exceeding the Borrowing Base of such Borrower, so long as no

Specified Default or Event of Default with respect to such Borrower shall have occurred or be continuing after giving effect to the incurrence of such other Indebtedness;
(h)obligations (including Guarantees) in respect of Standard Securitization
Undertakings;
(i)obligations of such Borrower and/or such other Obligor under a Permitted
SBIC Guarantee, any SBIC Equity Commitment and analogous commitments by such Borrower and/or such other Obligor with respect to any of its SBIC Subsidiaries;
(j)obligations arising with respect to Hedging Agreements (other than Credit
Default Swaps) and Credit Default Swaps entered into pursuant to Section 6.04(c) or (i);
(k)with respect to FSK (or any successor), the FSK Notes, so long as the FSK
Notes continue to satisfy all of the criteria specified in the definition of “Unsecured Longer-Term
Indebtedness” other than clause (a) thereof;
(l)Shorter-Term Unsecured Indebtedness (including, as applicable,
Additional FSK Notes) in an aggregate principal amount that, taken together with other
Indebtedness of such Borrower at the time such Shorter-Term Unsecured Indebtedness is incurred and immediately after giving effect to the incurrence of such Shorter-Term Unsecured
Indebtedness and any Concurrent Transactions , (1) no Borrowing Base Deficiency with respect to such Borrower is continuing or would result therefrom and (2) no Specified Default or Event of Default shall have occurred or be continuing with respect to such Borrower; provided that in no event shall the aggregate principal amount of Shorter-Term Unsecured Indebtedness incurred in the first annual period after the Restatement Effective Date pursuant to this Section 6.01(l)
exceed $1,250,000,000 or, incurred in any other annual period after the Restatement Effective
Date pursuant to this Section 6.01(l) exceed $1,000,000,000;
(m)Special Shorter-Term Unsecured Indebtedness (including, as applicable,
Additional FSK Notes)  in an aggregate principal amount that, taken together with other
Indebtedness of such Borrower at the time such Special Shorter-Term Unsecured Indebtedness is incurred and immediately after giving effect to the incurrence of such Special Shorter-Term
Unsecured Indebtedness and any Concurrent Transactions, (1) no Borrowing Base Deficiency
with respect to such Borrower is continuing or would result therefrom and (2) no Specified
Default or Event of Default shall have occurred or be continuing with respect to such Borrower;
provided that in no event shall the aggregate principal amount of all such Special Shorter-Term
Unsecured Indebtedness of such Borrower exceed an amount equal to $150,000,000 on or after the Restatement Effective Date at any one time outstanding; and
(n)Contingent Secured Indebtedness of such Borrower in an aggregate principal amount not to exceed $100,000,000 (so long as, on the date of incurrence of such
Contingent Secured Indebtedness and immediately after giving effect to the incurrence of such
Contingent Secured Indebtedness and any Concurrent Transaction, (1) no Borrowing Base
Deficiency shall have occurred and be continuing with respect to such Borrower and (2) no
Contingent Borrowing Base Deficiency shall have occurred and be continuing with respect to such Borrower), so long as no Specified Default or Event of Default shall have occurred and be continuing with respect to such Borrower immediately after giving effect to the incurrence of such Contingent Secured Indebtedness.
For purposes of determining compliance with this Section 6.01, in the event that an item of proposed Indebtedness meets the criteria of more than one of the categories of permitted Indebtedness described in clauses (a) through (n) above, such Borrower, in its sole discretion, will be permitted to classify such item of Indebtedness on the date of its incurrence, creation or assumption or later reclassify such item of Indebtedness, in any manner that complies with this Section 6.01, so long as such Indebtedness (or any portion thereof) is permitted to be incurred, created or assumed pursuant to such provision at the time of reclassification and no basket will be double-counted with another basket.
SECTION 6.02.Liens.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues
(including accounts receivable) or rights in respect of any thereof, except:
(a)any Lien on any property or asset of such Borrower or such other Obligors existing on the Restatement Effective Date and set forth in Part B of Schedule II; provided that
(i) no such Lien shall extend to any other property or asset of such Borrower or such other
Obligors and (ii) any such Lien shall secure only those obligations which it secures on the
Restatement Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;
(b)Liens created pursuant to the Security Documents to which such Borrower and/or such other Obligors are a party;
(c)Liens on Special Equity Interests included in the Portfolio Investments of such Borrower but only to the extent securing obligations in the manner provided in the definition of “Special Equity Interests” in Section 1.01;
(d)Liens securing Indebtedness or other obligations in an aggregate principal amount not exceeding the Additional Debt Amount with respect to such Borrower at any one time outstanding (which may cover Portfolio Investments of such Borrower, but only to the extent released from the Lien in favor of the Collateral Agent in accordance with the requirements of Section 10.03 of the Guarantee and Security Agreement to which such Borrower is a party), so long as at the time of the granting of such Lien and immediately after giving effect to any Concurrent Transactions, (i) the aggregate principal amount of Indebtedness of such
Borrower does not exceed the amount required to comply with the provisions of Section 6.07(b)
and (ii) the Covered Debt Amount of such Borrower does not exceed the Borrowing Base of such Borrower;
(e)Permitted Liens;
(f)Liens on the direct ownership interest of such Borrower or such other
Obligor in an Excluded Asset to secure obligations owed to a creditor of such Excluded Asset;
(g)Liens securing Indebtedness permitted under Section 6.01(e), (f) and (n);
and
(h)Liens created by posting of cash collateral in connection with Hedging
Agreements permitted under Section 6.04(c).
SECTION 6.03.Fundamental Changes and Dispositions of Assets.  Such
Borrower will not, nor will it permit any other member of its Obligor Group to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself
(or suffer any liquidation or dissolution).  Such Borrower will not reorganize under the laws of a jurisdiction other than any jurisdiction in the United States.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any other Person, except for purchases or acquisitions of Portfolio Investments and other assets in the normal course of the day-to-day business activities of such Borrower and its Subsidiaries and not in violation of the terms and conditions of this Agreement or any other Loan Document to which such Borrower or any other member of its Obligor Group is a party.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its assets, whether now owned or hereafter acquired, but excluding (w) any transaction permitted under Section 6.05 or 6.12, (x) assets sold or disposed of in the ordinary course of business (including to make expenditures of cash in the normal course of the day-to-day business activities of such Borrower and its Subsidiaries and the use of Cash and Cash Equivalents in the ordinary course of business) (other than the transfer of
Portfolio Investments to Excluded Assets or Immaterial Subsidiaries), (y) subject to the provisions of clause (d) below, the transfer or sale of Portfolio Investments to Excluded Assets or
Immaterial Subsidiaries and (z) subject to the provisions of clauses (c), (e) and (k) below, the ownership interest of such Borrower or any other member of its Obligor Group in any Excluded
Asset or any Immaterial Subsidiary.
Notwithstanding the foregoing provisions of this Section:
(a)any Subsidiary of such Borrower may be merged or consolidated with or into any Borrower or any other member of its Obligor Group in connection with a merger or consolidation so long as (i) the surviving entity of such merger or consolidation is an Obligor, (ii)
in the case of a merger or consolidation of a Subsidiary and a Borrower, the surviving entity is a
Borrower or (iii) such merger or consolidation is effected as a Borrower Merger;
(b)such Borrower and such other Obligors may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to such
Borrower or any other member of its Obligor Group;
(c)the capital stock of any Subsidiary of such Borrower may be sold, transferred or otherwise disposed of (including by way of consolidation or merger) (i) to such
Borrower or any other member of its Obligor Group or (ii) so long as such transaction results in such Borrower or such other Obligor receiving the proceeds of such disposition, to any other
Person, provided that in the case of this clause (ii) if such Subsidiary is a Subsidiary Guarantor of such Borrower or holds any Portfolio Investments of such Borrower, immediately after giving effect to any Concurrent Transactions (A) such Borrower would have been permitted to designate such Subsidiary as a “Designated Subsidiary” of such Borrower hereunder, and (B)
either (1) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such disposition is not diminished as a result of such disposition to such other Person or (2) the Adjusted Gross Borrowing Base of such Borrower immediately after giving effect to such disposition is at least 110% of the Covered Debt Amount of such Borrower;
(d)such Borrower and such other Obligors may (i) sell, transfer or otherwise dispose of Portfolio Investments to its Excluded Assets or Immaterial Subsidiaries or (ii)
repurchase from any Excluded Asset (or a Subsidiary that was an Excluded Asset immediately prior to such disposition) any assets transferred or contributed, directly or indirectly, to such
Excluded Asset (or a Subsidiary that was an Excluded Asset immediately prior to such disposition) pursuant to this Section 6.03, so long as, in each case of clause (i) or clause (ii), after giving effect to such sale, transfer or disposition and any Concurrent Transactions, (i) the
Covered Debt Amount of such Borrower does not exceed the Borrowing Base of such Borrower and (ii) either (x) the amount of any excess availability under the Borrowing Base of such
Borrower immediately prior to such sale, transfer or disposition is not diminished as a result of such sale, transfer or disposition or (y) the Adjusted Gross Borrowing Base of such Borrower immediately after giving effect to such sale, transfer or disposition is at least 110% of the
Covered Debt Amount of such Borrower; provided that, for the purposes of this clause (y) and in connection with the organization of any CLO, the Borrowing Base, the Adjusted Gross
Borrowing Base and the Covered Debt Amount, as applicable, shall be tested as of the pricing date for such CLO;
(e)such Borrower may merge or consolidate with, or acquire, any other
Person so long as (i) if such other Person is not a Borrower, (A) such Borrower is the continuing or surviving entity in such transaction and (B) at the time thereof and after giving effect thereto
(and any concurrent acquisitions of Portfolio Investments by such surviving Borrower or payment of outstanding Loans made to such surviving Borrower), no Default shall have occurred or be continuing with respect to such Borrower and the Covered Debt Amount of such Borrower does not exceed the Borrowing Base of such Borrower, (ii) if such other Person is another
Borrower or a member of such other Borrower’s Obligor Group, (A) such other Borrower or a member of such other Borrower’s Obligor Group is the continuing or surviving entity in such transaction and (B) as of the date of entering into the applicable agreement governing such merger, consolidation or acquisition, (x) no Default or Event of Default shall have occurred or be continuing with respect to the surviving Borrower and (y) immediately after giving pro forma effect thereto, no Borrowing Base Deficiency with respect to the surviving Borrower shall exist, and (iii) if such Borrower or such other Person is a Listed Borrower, a Listed Borrower or any other member of its Obligor Group is the continuing or surviving entity in such transaction;
(f)such Borrower may dissolve or liquidate (i) any Immaterial Subsidiary of such Borrower or (ii) any Subsidiary of such Borrower so long as (a) in connection with such dissolution or liquidation, any and all of the assets of such Subsidiary shall be distributed or otherwise transferred to such Borrower or any other member of its Obligor Group and (b) such dissolution or liquidation is not materially adverse to the Lenders and the Borrower determines in good faith that such dissolution or liquidation is in the best interests of such Borrower;
(g)such Borrower and such other Obligors may sell, lease, transfer or otherwise dispose of equipment or other property or assets that do not consist of Portfolio
Investments so long as the aggregate amount of all such sales, leases, transfer and dispositions does not exceed $25,000,000 in any fiscal year;
(h)such Borrower and such other Obligors may transfer assets that such
Borrower or such other Obligor, as applicable, would otherwise be permitted to own to an
Excluded Asset for the sole purpose of facilitating the transfer of assets from one Excluded Asset of such Borrower (or a Subsidiary of such Borrower that was an Excluded Asset immediately prior to such disposition) to another Excluded Asset of such Borrower, directly or indirectly through such Borrower or such other Obligor, as applicable (such assets, the “Transferred
Assets”); provided that (i) no Event of Default exists and is continuing at such time with respect to such Borrower or such other Obligor or would result from any such transfer to or by such
Borrower or such other Obligor, as applicable, (ii) immediately after giving effect to such transfer and any Concurrent Transaction, the Covered Debt Amount of such Borrower shall not exceed the Borrowing Base of such Borrower at such time, (iii) the Transferred Assets are transferred to such Borrower or such other Obligor, as applicable, by the transferor Excluded
Asset on the same Business Day that such assets are transferred by such Borrower or such other
Obligor, as applicable, to the transferee Excluded Asset, and (iv) following such Transfer such
Borrower or such other Obligor, as applicable, has no liability, actual or contingent, with respect to the Transferred Assets other than Standard Securitization Undertakings;
(i)if such Borrower is an Unlisted Borrower, such Unlisted Borrower may deposit and use cash to purchase shares of common stock of such Unlisted Borrower in connection with a Tender Offer;

(j)such Borrower and such other Obligors may dispose of all or substantially all of their respective assets to any Surviving Obligor in connection with a Borrower Merger;
(k)the capital stock of any Subsidiary of such Borrower (other than Excluded
Assets covered in clause (c) above) may be sold, transferred or otherwise disposed of (including by way of consolidation or merger) so long as such transaction results in such Borrower or such other Obligor receiving the proceeds of such disposition, to any other Person (other than such
Borrower or any of its Affiliates), provided that in the case of this clause (k) if such Subsidiary is a Subsidiary Guarantor of such Borrower or holds any Portfolio Investments of such Borrower,
(1) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such disposition is not diminished as a result of such disposition to such other Person or (2) the Adjusted Gross Borrowing Base of such Borrower immediately after giving effect to such disposition is at least 110% of the Covered Debt Amount of such Borrower;
and
(l)such Borrower and such other Obligors may sell, transfer or otherwise dispose of any or all of its Equity Interests in Aggregators; provided that the portion of the
Participation Interest attributable to such sold, transferred or otherwise disposed Equity Interests in Aggregators is not then included in the Borrowing Base of such Borrower and such sale, transfer or other disposition would otherwise be permitted under this Section 6.03 if such Equity
Interests were Portfolio Investments sold, transferred or otherwise disposed of by an Obligor.
SECTION 6.04.Investments.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, acquire, make or enter into, or hold, any Investments except:
(a)operating deposit accounts with banks;
(b)Investments by such Borrower and such other Obligors in any other member of such Borrower’s Obligor Group;
(c)Hedging Agreements entered into in the ordinary course of such
Borrower’s or such other Obligor’s business for financial planning and not for speculative purposes;
(d)Portfolio Investments, and Investments in Excluded Assets, to the extent such Portfolio Investments and/or Excluded Assets are permitted under the Investment Company
Act and such Borrower’s Investment Policies; provided that, if such Portfolio Investment is not included in the Collateral Pool of such Borrower (other than Portfolio Investments (but excluding
Cash or Cash Equivalents) received in connection with or as a result of a workout or restructuring of any Portfolio Investment) and with respect to Investments in Excluded Assets, after giving effect to any Concurrent Transaction, then (i) after giving effect to such Investment, the Covered Debt Amount of such Borrower does not exceed the Borrowing Base of such
Borrower and (ii) if cash or other assets are being contributed or invested (x) in such Portfolio
Investment or used to acquire any interest in such Portfolio Investment that is not included in the
Collateral Pool of such Borrower or (y) in such Excluded Asset, either (1) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such
Investment is not diminished as a result of such Investment or (2) the Adjusted Gross Borrowing
Base of such Borrower immediately after giving effect to such Investment is at least 110% of the
Covered Debt Amount of such Borrower;
(e)Investments in (or capital contribution to) Excluded Assets to the extent permitted by Section 6.03(d) or (h);
(f)Investments described on Schedule III hereto;

(g)Investments in Controlled Foreign Corporations; provided that, if cash or other assets are being contributed or invested in a Controlled Foreign Corporation, at the time of such Investment and immediately after giving effect to any Concurrent Transaction, either (x) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such Investment is not diminished as a result of such Investment or (y) the Adjusted Gross
Borrowing Base of such Borrower immediately after giving effect to such Investment is at least 110% of the Covered Debt Amount of such Borrower;
(h)Investments in Immaterial Subsidiaries; provided that, if cash or other assets are being contributed or invested in such Immaterial Subsidiary, at the time of such
Investment and immediately after giving effect to any Concurrent Transaction, either (x) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such Investment is not diminished as a result of such Investment or (y) the Adjusted Gross
Borrowing Base of such Borrower immediately after giving effect to such Investment is at least
110% of the Covered Debt Amount of such Borrower;
(i)Investments constituting Credit Default Swaps in an aggregate amount not to exceed $25,000,000;
(j)Investments constituting Borrower Mergers;
(k)additional Investments up to but not exceeding $50,000,000 in the aggregate at any time outstanding; and
(l)Investments in Aggregators up to but not exceeding $1,250,000,000;
provided proceeds of such Investments are used substantially concurrently by the Aggregators to acquire investments that would be permitted pursuant to Section 6.04(d) if such investments were Portfolio Investments acquired by an Obligor.
For purposes of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of cash, together with the aggregate fair market value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such
Investment (calculated at the time such Investment is made) minus (B) the aggregate amount of dividends, distributions or other payments received in cash in respect of such Investment;
provided that in no event shall the aggregate amount of such Investment be deemed to be less than zero; and provided further that the amount of an Investment shall not in any event be reduced by reason of any write-off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment or as a result of any other matter (other than any cash or assets contributed by or invested in such Investment).
SECTION 6.05.Restricted Payments.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that such Borrower or such other Obligor may declare and pay:
(a)dividends with respect to the capital stock of such Borrower to the extent payable in additional shares of such Borrower’s common stock;
(b)dividends and distributions in either case in cash or other property
(excluding for this purpose such Borrower’s common stock) in or with respect to any taxable year of such Borrower (or any calendar year of such Borrower, as relevant) in amounts not to exceed 110% of the higher of (x) the net investment income of the applicable Borrower and (y)
the minimum amounts required to be distributed to allow such Borrower to (i) satisfy the minimum distribution requirements imposed by Section 852(a) of the Code (or any successor thereto) to maintain such Borrower’s eligibility to be taxed as a RIC for any such taxable year,
(ii) reduce to zero for any such taxable year such Borrower’s liability for federal income taxes imposed on (x) such Borrower’s investment company taxable income pursuant to Section
852(b)(1) of the Code (or any successor thereto), and (y) such Borrower’s net capital gain pursuant to Section 852(b)(3) of the Code (or any successor thereto), and (iii) reduce to zero such
Borrower’s liability for federal excise taxes for any such calendar year imposed pursuant to
Section 4982 of the Code (or any successor thereto);
(c)any settlement in respect of a conversion feature in any convertible security that may be issued by such Borrower to the extent made through the delivery of common stock (except in the case of interest (which may be payable in cash));
(d)Restricted Payments to repurchase Equity Interests of such Borrower from managers, partners, members, directors, officers, employees or consultants of FS/KKR Advisor, such Borrower or such other Obligor or their respective authorized representatives upon the death, disability or termination of employment of such employees or termination of their seat on the board of directors of FS/KKR Advisor, such Borrower or such other Obligor, in an aggregate amount not to exceed $2,500,000 in any calendar year with unused amounts in any calendar year being carried over to succeeding calendar years subject to a maximum of $5,000,000 in any calendar year;
(e)other Restricted Payments so long as (i) on the date of such other
Restricted Payment and after giving effect thereto and any Concurrent Transactions (w) no
Borrowing Base Deficiency with respect to such Borrower exists, (x)  the Adjusted Gross
Borrowing Base of such Borrower is at least 110% of the Covered Debt Amount of such
Borrower and (y) no Specified Default shall have occurred and be continuing with respect to such Borrower and (ii) if such Restricted Payment is in excess of $25,000,000, on the date of such Restricted Payment such Borrower delivers to the Administrative Agent and each Lender a
Borrowing Base Certificate with respect to such Borrower as at such date demonstrating compliance with subclause (x) after giving effect to such Restricted Payment.  For purposes of preparing such Borrowing Base Certificate, (A) the Value of any Quoted Investment shall be the most recent quotation available for such Portfolio Investment and (B) the Value of any Unquoted
Investment shall be the Value set forth in the Borrowing Base Certificate with respect to such
Borrower most recently delivered by such Borrower to the Administrative Agent and the Lenders pursuant to Section 5.01(d); provided that such Borrower shall reduce the Value of any Portfolio
Investment referred to in this subclause (B) to the extent necessary to take into account any events of which such Borrower has knowledge that adversely affect the value of such Portfolio
Investment;
(f)if such Borrower is an Unlisted Borrower, Restricted Payments in
connection with a Tender Offer, so long as no Event of Default has occurred and is continuing and such Unlisted Borrower is in compliance on a pro forma basis with (i) Section 6.07(a) as of the last day of such Borrower’s most recent fiscal quarter for which financial statements have been delivered to the Administrative Agent and  (ii) Section 6.07(b) after giving effect to such
Restricted Payments; and
(g)Restricted Payments (i) on account of fractional shares, (ii) as part of the purchase price or (iii) in the form of a Tax Dividend (as defined in the Agreement and Plan of
Merger, dated as of July 22, 2018, by and among FS Investment Corporation, IC Acquisition,
Inc., Corporate Capital Trust, Inc. and FS/KKR Advisor) or distribution that serves a similar purpose in any other agreement governing a Borrower Merger, in each case in connection with a
Borrower Merger or other payments incidental thereto.

In addition to the foregoing, such Borrower shall ensure that payments or distributions of the type described in this Section 6.05 made by an Excluded Asset of such
Borrower are made ratably in accordance with the Equity Interests in such Excluded Asset.
In calculating the amount of Restricted Payments made by such Borrower during any period referred to in paragraph (b) above, any Restricted Payments made by such Borrower’s
Designated Subsidiaries or any of its other Excluded Assets that is a Subsidiary during such period (other than any such Restricted Payments that are made directly or indirectly to such
Borrower and/or such other Obligor or ratably to such Borrower and/or such other Obligor and any other direct shareholder in any such Designated Subsidiary or Excluded Asset) shall be treated as Restricted Payments made by such Borrower during such period.
Nothing herein shall be deemed to prohibit the payment of Restricted Payments by any member of a Borrower’s Obligor Group to any other member of such Obligor Group.
For the avoidance of doubt, (1) such Borrower shall not declare any dividend to the extent such declaration violates the provisions of the Investment Company Act applicable to it and (2) the determination of the amounts referred to in paragraph (b) above shall be made separately for the taxable year of such Borrower and the calendar year of such Borrower and the limitation on dividends or distributions imposed by such paragraphs shall apply separately to the amounts so determined.
SECTION 6.06.Certain Restrictions on Subsidiaries.  Such Borrower will not permit any of its Subsidiaries (other than any Excluded Asset with respect to its assets) to enter into or suffer to exist any indenture, agreement, instrument or other arrangement (other than (i) the Loan Documents to which such Borrower and/or its Subsidiaries are a party, (ii) any indenture, agreement, instrument or other arrangement pertaining to other Indebtedness of such
Borrower or any of its Subsidiaries permitted hereby to the extent any such indenture, agreement, instrument or other arrangement does not prohibit, in each case in any material respect, or impose materially adverse conditions upon, the requirements applicable to such Borrower and its
Subsidiaries under the Loan Documents or (iii) any agreement, instrument or other arrangement pertaining to any lease, sale or other disposition of any asset permitted by this Agreement so long as the applicable restrictions (x) only apply to such assets and (y) do not restrict prior to the consummation of such sale or disposition the creation or existence of the Liens in favor of the
Collateral Agent pursuant to the Security Documents or otherwise required by this Agreement, or the incurrence of payment of Indebtedness under this Agreement or the ability of such Borrower and its Subsidiaries to perform any other obligation under any of the Loan Documents) that prohibits, in each case in any material respect, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness of such Borrower, the granting of Liens by such
Borrower, the declaration or payment of dividends by such Borrower, the making of loans, advances, guarantees or Investments or the sale, assignment, transfer or other disposition of property, in each case of such Borrower.
SECTION 6.07.Certain Financial Covenants.
(a)Minimum Shareholders’ Equity.  Such Borrower will not permit its
Shareholders’ Equity at the last day of any fiscal quarter of such Borrower to be less than the sum of (A) $~~5,048,550,000~~3,750,000,000 (in the case of FSK), plus (B) 37.5% of the net cash proceeds of the sale of Equity Interests by such Borrower after the Restatement Effective Date
(other than (i) the proceeds of any distribution or dividend reinvestment plan or (ii) a Permitted
Advisor Contribution), plus (C) 65% of the increase in Shareholders’ Equity of such Borrower solely resulting from a merger with any Person other than a Borrower measured as of the date of the consummation of such merger.
(b)Asset Coverage Ratio.
(i)In the case of any Listed Borrower, such Borrower will not permit its
Asset Coverage Ratio to be, at any time, less than the greater of (x) 1.50 to 1.00 and (y)
the statutory requirements then applicable to such Borrower.
(ii)In the case of any Unlisted Borrower, such Borrower will not permit (A)
its Asset Coverage Ratio to be, at any time, less than 1.75 to 1.00 or (B) its Asset
Coverage Ratio (calculated including the effects of SEC Release No. 33837/April 8,
2020) to be, at any time, less than the statutory requirements then applicable to such
Borrower.
SECTION 6.08.Transactions with Affiliates.  Such Borrower will not, and will not permit any other member of its Obligor Group to enter into any transactions with any of its Affiliates, even if otherwise permitted under this Agreement, except (a) transactions in the ordinary course of business at prices and on terms and conditions not materially less favorable to such Borrower or such other Obligor, as applicable, than could be obtained on an arm’s-length basis from unrelated third parties, (b) transactions between or among such Borrower and any other member of its Obligor Group not involving any other Affiliate of such Obligor Group,
(c) transactions and documents governing transactions permitted under Section 6.03 (including, for the avoidance of doubt, any Borrower Merger or any other merger or consolidation of one or more Borrowers and/or other Obligors), 6.04(e) and 6.05, (d) the Affiliate Agreements and the
transactions provided in the Affiliate Agreements (in each case, as such agreements are amended, modified or supplemented from time to time in a manner not materially adverse to the Lenders),
(e) transactions described or referenced on Schedule IV, (f) any Investment that results in the creation of an Affiliate, (g) transactions with one or more Affiliates (including co-investments)
as permitted by any SEC exemptive order (as may be amended from time to time), any no-action letter or as otherwise permitted by applicable law, rule or regulation and SEC staff interpretations thereof, (h) the payment of compensation and reimbursement of expenses and indemnification to officers and directors in the ordinary course of business, (i) this Agreement and the other Loan
Documents, and the transactions contemplated herein and therein, (j) agreements among the
Borrowers, the other Obligors and/or their respective Affiliates entered into in connection with the administration of this Agreement and/or the other Loan Documents, and the transactions contemplated therein, (k) transactions between or among the Obligors and any Excluded Asset arising from, in connection with or related to Standard Securitization Undertakings, (l)
transactions approved by a majority of the independent members of the board of directors of the applicable Borrower or (m) any Permitted Advisor Loan.
SECTION 6.09.Lines of Business.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, engage in any business in a manner that would violate its Investment Policies in any material respect.
SECTION 6.10.No Further Negative Pledge.  Such Borrower will not, and will not permit any other member of its Obligor Group to, enter into any agreement, instrument, deed or lease which prohibits or limits in any material respect the ability of such Borrower or any other member of its Obligor Group to create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following:  (a) this Agreement and the other Loan Documents to which such Obligor is a party;
(b) covenants in documents creating Liens permitted by Section 6.02 (including covenants with respect to Designated Indebtedness Obligations or Designated Indebtedness Holders under (and in each case, as defined in) the Guarantee and Security Agreement to which such Obligor is a party) prohibiting further Liens on the assets encumbered thereby; (c) customary restrictions contained in leases not subject to a waiver; (d) any agreement that imposes such restrictions only on Equity Interests in Excluded Assets of such Borrower; and (e) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents to which such Obligor is a party on any Collateral securing the “Secured Obligations” under and as defined in the Guarantee and Security Agreement to which such Obligor is a party and does not require (other than pursuant to a grant of a Lien under the Loan Documents to which such
Obligor is a party) the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of such Borrower or such other Obligor to secure the Loans made to such Borrower, or any Hedging Agreement of such
Borrower or such other Obligor.
SECTION 6.11.Modifications of Certain Documents.  Such Borrower will not consent to any modification, supplement or waiver of (a) any of the provisions of any agreement, instrument or other document evidencing or relating to any Permitted Indebtedness, any Special Longer-Term Unsecured Indebtedness, the FSK Notes and any Shorter-Term
Unsecured Indebtedness that would result in such Permitted Indebtedness not meeting the requirements of the definition of “Permitted Indebtedness”, such Special Longer-Term
Unsecured Indebtedness not meeting the requirements of the definition of “Special Longer-Term
Unsecured Indebtedness”, the FSK Notes, as applicable, not meeting the requirements of the definition of “Unsecured Longer-Term Indebtedness” (other than clause (2)(a) thereof), such
Shorter-Term Unsecured Indebtedness not meeting the requirements of the definition of
“Shorter-Term Unsecured Indebtedness”, in each case, set forth in Section 1.01 of this
Agreement, unless following such amendment, modification or waiver, such Permitted
Indebtedness, such Special Longer-Term Unsecured Indebtedness, the FSK Notes or such
Shorter-Term Unsecured Indebtedness would otherwise be permitted under Section 6.01, or (b)
any of the Affiliate Agreements to which such Borrower is a party (i) other than in connection with a Borrower Merger or (ii) unless such modification, supplement or waiver is not materially less favorable to such Borrower than could be obtained on an arm’s-length basis from unrelated third parties, in each case, without the prior consent of the Administrative Agent (with the approval of the Required Lenders).
Without limiting the foregoing, such Borrower may, at any time and from time to time, without the consent of the Administrative Agent or the Required Lenders, freely amend, restate, terminate, or otherwise modify any documents, instruments and agreements evidencing, securing or relating to Indebtedness of such Borrower permitted pursuant to Section 6.01(d), including increases in the principal amount thereof, modifications to the advance rates and/or modifications to the interest rate, fees or other pricing terms so long as following any such action such Indebtedness continues to be permitted under Section 6.01(d).
SECTION 6.12.Payments of Other Indebtedness.  Such Borrower will not, nor will it permit any other member of its Obligor Group to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Permitted Indebtedness or any Indebtedness of such Borrower that is not then included in the Covered Debt Amount of such Borrower, except for:
(a)the refinancing of such Indebtedness (other than any Permitted Advisor
Loan or the FSK 2025-3 Notes, which are addressed in clauses (e) and (f) below, respectively)
with Indebtedness permitted under Section 6.01(b) or with the proceeds of any issuance of
Equity Interests;
(b)regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness and the payment when due of the types of fees and expenses that are customarily paid in connection with such Indebtedness (it being understood that: (w) the conversion features into
Permitted Equity Interests under convertible notes; (x) the triggering of such conversion and/or settlement thereof solely with Permitted Equity Interests; and (y) any cash payment on account of interest or expenses or fractional shares on such convertible notes made by such Borrower in respect of such triggering and/or settlement thereof, shall be permitted under this clause (b));
(c)payments and prepayments thereof required to comply with requirements of Section 2.09(c) or 2.06(d);
(d)other payments and prepayments, which may, for the avoidance of doubt, be made with proceeds of the Loans (including, without limitation, with respect to FSK (or any successor), payments and prepayments of the FSK Notes, but excluding, with respect to FSK (or any successor), payments and prepayments of the FSK 2025-3 Notes or, with respect to any
Obligor, any Permitted Advisor Loan, which are addressed in clauses (e) and (f) below, respectively), so long as at the time of and immediately after giving effect to such payment or prepayment, as applicable, (i)  no Default or Event of Default shall have occurred and be continuing with respect to such Borrower and (ii) if such payment or prepayment, as applicable, were treated as a “Restricted Payment” for the purposes of determining compliance with
Section 6.05(e), such payment or prepayment, as applicable, would be permitted to be made under Section 6.05(e);
(e)with respect to FSK (or any successor), any payments and prepayments with respect to the FSK 2025-3 Notes so long as, (i) at the time of and immediately after giving effect to such payment or prepayment, as applicable, no Default or Event of Default shall have occurred and be continuing with respect to FSK and (ii) the Borrowing Base of FSK immediately after giving effect to such payment or prepayment, as applicable, is at least 110% of the Covered
Debt Amount of FSK;
(f)any payments and prepayments with respect to any Permitted Advisor
Loan so long as, (i) at the time of and immediately after giving effect to such payment or prepayment, as applicable, no Default or Event of Default shall have occurred and be continuing with respect to the applicable Borrower and (ii) the Borrowing Base of such Borrower immediately after giving effect to such payment or prepayment, as applicable, is at least 110% of the Covered Debt Amount of such Borrower; and
(g)payments and prepayments of Contingent Secured Indebtedness;
provided that, in no event shall such Borrower or any other member of its Obligor Group be permitted to prepay or settle (whether as a result of a mandatory redemption, conversion or otherwise) any such Indebtedness, if after giving effect thereto and to any Concurrent
Transactions, the Covered Debt Amount of such Borrower would exceed the Borrowing Base of such Borrower; provided further that, no Borrower shall be permitted to give any notice of prepayment or redemption to any holders of Indebtedness not included in the Covered Debt
Amount of such Borrower, if, at the time of the giving of such notice, the inclusion of such
Indebtedness in the Covered Debt Amount of such Borrower, after giving effect to any
Concurrent Transactions, would result in a Borrowing Base Deficiency with respect to such
Borrower.
SECTION 6.13.Outbound Investment Rules.  Such Borrower will not knowingly, per 31 C.F.R § 850.216, and will not knowingly, per 31 C.F.R § 850.216, permit any of its Subsidiaries to, engage, directly or indirectly, in (i) any activities in violation of the
Outbound Investment Rules, or (ii) any activity that would cause the Administrative Agent,

Collateral Agent or any Lender to be in violation of the Outbound Investment Rules or that the
Administrative Agent, Collateral Agent or any Lender would be legally prohibited by the
Outbound Investment Rules from performing under this Agreement.
ARTICLE VII
EVENTS OF DEFAULT
With respect to a Borrower, until the earlier to occur of the Release Date with respect to such Borrower and the Facility Termination Date, if any of the following events
(“Events of Default”) shall occur and be continuing with respect to such Borrower (but only with respect to such Borrower and not with respect to any other Borrower):
(a)such Borrower shall (i) fail to pay any principal of any Loan made to such
Borrower or any reimbursement obligation in respect of any LC Disbursement with respect to such Borrower when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise or (ii) fail to deposit any amount into the Letter of Credit Collateral Account of such Borrower as required by Section 2.08(a) on the Commitment Termination Date;
(b)such Borrower shall fail to pay any interest on any Loan made to such
Borrower or any fee or any other amount (other than an amount referred to in clause (a) of this
Article) payable by such Borrower under this Agreement or under any other Loan Document to which such Borrower or any other member of its Obligor Group is a party, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more Business Days;
(c)any representation or warranty made (or deemed made pursuant to
Section 4.02) by or on behalf of such Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document to which such Borrower or any other member of its
Obligor Group is a party or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished by or on behalf of such Borrower or any of its Subsidiaries pursuant to or in connection with this Agreement or any other Loan
Document to which such Borrower or any other member of its Obligor Group is a party or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made in any material respect and such failure, if capable of cure, shall continue unremedied for a period of three (3) Business Days after the earlier of notice thereof by the
Administrative Agent (given at the request of any Lender) to such Borrower and such
Borrower’s actual knowledge thereof; provided that, such Borrower may cure any Default or
Event of Default arising solely from the delivery of any certificate or report with an inaccuracy, by delivering within three (3) Business Days of knowledge by such Borrower thereof a corrected certificate or report so long as (i) any Borrowing, sale, disposition or other action of such
Borrower or any other member of its Obligor Group that was taken in reliance on such certificate or report containing such inaccuracy would have also been permitted hereunder if such
Borrowing, sale, disposition or other action had been taken in reliance on the corrected certificate or report and (ii) such Borrower did not have knowledge of such inaccuracy at the time such certificate or report that included such inaccuracy was delivered;
(d)such Borrower shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 5.03 (with respect to such Borrower’s existence),
Sections 5.08(a) and (b), Section 5.09 (solely with respect to a violation of applicable
Sanctions), or in Article VI or such Borrower or any other member of its Obligor Group shall default in the performance of any of its obligations contained in Section 7 of the Guarantee and
Security Agreement to which such Borrower is a party, or (ii) Sections 5.01(d) and

(e), or Section 5.02 and such failure, in the case of this clause (ii), shall continue unremedied for a period of five or more Business Days after notice thereof by the Administrative Agent (given at the request of any Lender) to such Borrower; provided that to the extent failure of such Borrower or any other member of its Obligor Group to “Deliver” (as defined in the Guarantee and Security
Agreement to which it is a party) any particular Investment to the extent required by Section
7.01 of the Guarantee and Security Agreement to which it is a party would not constitute a
Default or an Event of Default of such Borrower under Section 7.01(p) (assuming such investments were included in the Collateral Pool), such failure to Deliver shall not constitute a
Default of such Borrower under this clause (d);
(e)a Borrowing Base Deficiency or Contingent Borrowing Base Deficiency
with respect to such Borrower shall occur and continue unremedied for a period of five or more
Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing
Base Deficiency or such Contingent Borrowing Base Deficiency pursuant to Section 5.01(e);
provided that it shall not be a Specified Default or an Event of Default hereunder if such
Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such
Borrowing Base Deficiency or such Contingent Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan), so long as such Borrowing Base Deficiency or such
Contingent Borrowing Base Deficiency is cured within such 30-Business Day period; provided further, such thirty (30) Business Day period shall be extended to a forty-five (45) Business Day period solely to the extent as provided in Section 2.09(c) or 2.09(d), as applicable, in order to cure any failure to satisfy Section 5.13(j);
(f)such Borrower or any other member of its Obligor Group, as applicable, shall fail to observe or perform any covenant, condition or agreement with respect to such
Borrower or such other Obligor contained in this Agreement (other than those specified in clause (a), (b), (d), or (e) of this Article) or any other Loan Document to which such Borrower or such other Obligor is a party and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any
Lender) to such Borrower;
(g)such Borrower or any of its Subsidiaries shall fail to make any payment
(whether of principal or interest and regardless of amount) in respect of any Material
Indebtedness of such Borrower, when and as the same shall become due and payable, taking into account (other than with respect to payments of principal) any applicable grace period;
(h)any event or condition occurs that results in any Material Indebtedness of such Borrower or any of its Subsidiaries (i) becoming due prior to its scheduled maturity or (ii)
that shall continue unremedied for any applicable period of time sufficient to enable or permit the holder or holders of any Material Indebtedness of such Borrower or such Subsidiary or any trustee or agent on its or their behalf to, as a result of an event of default under such Material
Indebtedness, cause any Material Indebtedness of such Borrower or such Subsidiary to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (for the avoidance of doubt, after giving effect to any applicable grace period), unless, in the case of this clause (ii), so long as all Subcommitments have not been terminated with respect to such Borrower and the Loans made to such Borrower declared due and payable in whole, such event or condition is no longer continuing or has been waived in accordance with the terms of such Material Indebtedness such that the holder or holders thereof or any trustee or agent on its or their behalf are no longer enabled or permitted to cause such
Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity; provided that this clause (h) shall not apply
(1) to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness, (2) to convertible debt that becomes due as a result of a conversion or redemption event, other than as a result of an “event of default” (as defined in the documents governing such convertible Material Indebtedness), (3) to any
Indebtedness of a Designated Subsidiary that becomes due as a result of a breach of an overcollateralization test or borrowing base deficiency, or a customary “change of control” put right in any indenture, provided that clause (h)(ii) shall apply to any such Indebtedness in this clause (3) to the extent that the event or condition giving rise to the circumstances in clause
(h)(ii) is a payment or insolvency default or (4) in the case of clause (h)(ii), to any Indebtedness of a Designated Subsidiary to the extent the event or condition giving rise to the circumstances in clause (h)(ii) was not a payment or insolvency default;
(i)an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of such Borrower or any of its Significant Subsidiaries (or group of Subsidiaries of such Borrower that if consolidated would constitute a Significant Subsidiary of such Borrower) or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Borrower or any of its Significant
Subsidiaries (or group of Subsidiaries of such Borrower that if consolidated would constitute a
Significant Subsidiary of such Borrower) or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed and unstayed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;
(j)such Borrower or any of its Significant Subsidiaries (or group of
Subsidiaries of such Borrower that if consolidated would constitute a Significant Subsidiary of such Borrower) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for such Borrower or any of its Significant
Subsidiaries (or group of Subsidiaries of such Borrower that if consolidated would constitute a
Significant Subsidiary of such Borrower) or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(k)such Borrower or any of its Significant Subsidiaries (or group of
Subsidiaries of such Borrower that if consolidated would constitute a Significant Subsidiary of such Borrower) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;
(l)one or more judgments for the payment of money in an aggregate amount exceeding $200,000,000 shall be rendered against such Borrower or any of its Subsidiaries or any combination thereof and (i) the same shall remain undischarged for a period of 30 consecutive days following the entry of such judgment during which 30 day period such judgment shall not have been vacated, stayed, discharged or bonded pending appeal, or liability for such judgment amount shall not have been admitted by an insurer of reputable standing, or
(ii) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of such Borrower or any of its Subsidiaries to enforce any such judgment;
(m)an ERISA Event with respect to such Borrower shall have occurred that, when taken together with all other ERISA Events with respect to such Borrower that have occurred, could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower;

(n)a Change in Control with respect to such Borrower shall occur;
(o)neither FS/KKR Advisor (so long as it is a joint venture entity between (i)
KKR Credit Advisors (US) LLC and/or one or more of its Affiliates and (ii) Franklin Square
Holdings, L.P. and/or one or more of its Affiliates, and pursuant to which joint venture (x) KKR
Credit Advisors (US) LLC and/or one or more of its Affiliates owns at least 50% of the voting equity interests of all classes and (y) of the members of the investment committee with the sole authority to make investment-related decisions for the joint venture, at least 50% are employees, partners, managers and/or members of KKR Credit Advisors (US) LLC and/or one or more of its
Affiliates (and, for the avoidance of doubt, no such investment-related decision will be made without the consent of such employees, partners, managers and/or members, except if one or more of such employees, partners, managers and/or members recuses himself or herself in connection with an actual or perceived conflict of interest or any other determination by such person, is incapacitated or is otherwise unable to provide consent)) nor any Subsidiary of FS/
KKR Advisor that is organized under the laws of a jurisdiction located in the United States of
America and in the business of managing or advising clients shall be the investment advisor for such Borrower;
(p)the Liens created by the Security Documents to which such Borrower or any other member of its Obligor Group is a party shall, at any time with respect to Portfolio
Investments included in the Collateral Pool of such Borrower having an aggregate Value in excess of 5% of the aggregate Value of all Portfolio Investments included in the Collateral Pool of such Borrower, not be valid and perfected (to the extent perfection by filing, registration, recordation, possession or control is required herein or therein) in favor of the Collateral Agent, free and clear of all other Liens (other than Liens permitted under Section 6.02 or under the respective Security Documents to which such Borrower or any other member of its Obligor
Group is a party); provided that if such default is as a result of any action of the Administrative
Agent or the Collateral Agent or a failure of the Administrative Agent or the Collateral Agent to
take any action within its control, then there shall be no Default or Event of Default under this
Clause (p) unless such default shall continue unremedied for a period of ten (10) consecutive
Business Days after such Borrower receives written notice of such default thereof from the
Administrative Agent unless the continuance thereof is a result of a failure of the Administrative
Agent or the Collateral Agent to take an action within their control;
(q)except for expiration or termination in accordance with its terms, any of the Security Documents to which such Borrower or any other member of its Obligor Group is a party shall for whatever reason be terminated or cease to be in full force and effect in any material respect, or the enforceability thereof shall be contested by such Borrower or any other member of its Obligor Group;
(r)such Borrower or any other member of its Obligor Group shall at any time, without the consent of the Required Lenders, (i) modify, supplement or waive in any material respect its Investment Policies (other than any modification, supplement or waiver required by any applicable law, rule or regulation or Governmental Authority); provided that a modification, supplement or waiver shall not be deemed a modification in any material respect of its Investment Policies if the effect of such modification, supplement or waiver is that the permitted investment size of the Portfolio Investments proportionately increases as the size of such Borrower’s capital base changes; (ii) modify, supplement or waive in any material respect its Valuation Policy (other than any modification, supplement or waiver (w) required under
GAAP, (x) required by any applicable law, rule or regulation or Governmental Authority, or (y)
when taken as a whole is not adverse to the Lenders when compared to its Valuation Policy in effect as of the Restatement Effective Date), (iii) fail to comply with its Valuation Policy in any material respect, or (iv) fail to comply with its Investment Policies if such failure could reasonably be expected to result in a Material Adverse Effect with respect to such Borrower, and in the case of clauses (iii) and (iv) of this paragraph (r), such failure shall continue unremedied for a period of 30 or more days after the earlier of notice thereof by the Administrative Agent
(given at the request of any Lender) to such Borrower or knowledge thereof by a Financial
Officer of such Borrower;
then, and in every such event (other than an event described in clause (i) or (j) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to such Borrower, take either or both of the following actions, at the same or different times:  (i) terminate all Subcommitments to such Borrower, and thereupon such Subcommitments shall be permanently terminated, and
(ii) declare the Loans made to such Borrower then outstanding to be due and payable in whole
(or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of such Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of such
Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by such Borrower;
and in case of any event with respect to such Borrower described in clause (i) or (j) of this
Article, all Subcommitments to such Borrower shall automatically terminate and the principal of the Loans made to such Borrower then outstanding, together with accrued interest thereon and all fees and other obligations of such Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by such Borrower.
In the event that the Loans made to a Borrower shall be declared, or shall become, due and payable pursuant to the immediately preceding paragraph then, upon notice from the
Administrative Agent or Lenders with LC Exposure representing more than 50% of the total LC
Exposure of a Class with respect to such Borrower demanding the deposit of cash collateral pursuant to this paragraph, such Borrower shall immediately deposit into the Letter of Credit
Collateral Account of such Borrower cash in an amount equal to 102% of the LC Exposure of such Class with respect to such Borrower as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to such Borrower described in clause (i) or (j) of this Article.
ARTICLE VIII
THE ADMINISTRATIVE AGENT
Each of the Lenders and the Issuing Banks hereby irrevocably appoints the
Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
Each of the Lenders and the Issuing Banks hereby irrevocably appoints the
Collateral Agent as the collateral agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to have all the rights and benefits hereunder and thereunder
(including Section 9 of the Guarantee and Security Agreement), and to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.
The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to, make investments in and generally engage in any kind of business trust or other business with any Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder and such Person and its Affiliates may accept fees and other consideration from any Borrower or any Subsidiary or other Affiliate thereof for services in connection with this Agreement or otherwise without having to account for the same to the other
Lenders.
The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  The motivations of the
Administrative Agent are commercial in nature and not to invest in the general performance or operations of any Borrower.  Without limiting the generality of the foregoing, (a) the
Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing with respect to any Borrower, (b) the
Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan
Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower or any of its Subsidiaries that is communicated to or obtained by the Person serving as Administrative Agent or any of its
Affiliates in any capacity.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan
Documents) or in the absence of its own gross negligence or willful misconduct.  The
Administrative Agent shall be deemed not to have knowledge of any Default with respect to a
Borrower unless and until written notice thereof is given to the Administrative Agent by such
Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the
Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any e-mail, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person.
The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon.  The Administrative Agent may consult with legal counsel (who may be counsel for the
Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative
Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related
Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.
The Administrative Agent may resign by providing not less than thirty (30) days advance written notice to the Lenders, the Issuing Banks and the Borrowers.  Upon any such resignation, the Required Lenders shall have the right, with the consent of the Borrowers not to be unreasonably withheld (or, if an Event of Default has occurred and is continuing with respect to a Borrower, in consultation with such Borrower), to appoint a successor, which is a Lender.  If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent’s resignation shall nonetheless become effective except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the Issuing Banks under any of the Loan Documents, the retiring or removed Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph).  The fees payable by each
Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between such Borrower and such successor.  After the
Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.
Each Lender, Swingline Lender and Issuing Bank represents and warrants that (i)
the Loan Documents set forth the terms of a commercial lending facility, (ii) in participating as a
Lender, it is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender or Issuing Bank, in each case in the ordinary course of business, and not for the purpose of investing in the general performance or operations of any Borrower, or for the purpose of purchasing, acquiring or holding any other type of financial instrument such as a security (and each Lender and each Issuing Bank agrees not to assert a claim in contravention of the foregoing, such as a claim under the federal or state securities law), (iii) it has, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold
Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such Issuing Bank, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities.  Each Lender and each Issuing Bank also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank, or any of the Related Parties of any of the foregoing, and based on such documents and information
(which may contain material, non-public information within the meaning of the United States securities laws concerning the applicable Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.
Except as otherwise provided in Section 9.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan
Documents; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the Collateral or otherwise terminate all or substantially all of the Liens under any Security
Document providing for collateral security, agree to additional obligations being secured by all or substantially all of such collateral security, or alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of the Collateral of any Borrower, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to (1) release (which such release shall be automatic and require no further action from any party) any Lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the
Required Lenders have consented, (2) release from any Guarantee and Security Agreement any
“Subsidiary Guarantor” (and any property of such Subsidiary Guarantor) that is designated as a
“Designated Subsidiary” by the applicable Borrower or becomes an Excluded Asset or an

Immaterial Subsidiary with respect to a Borrower in accordance with this Agreement or which is no longer required to be a “Subsidiary Guarantor”, so long as in the case of this clause (2):
(A) immediately after giving effect to any such release and any Concurrent Transactions, the
Covered Debt Amount of such Borrower does not exceed the Borrowing Base of such Borrower and such Borrower delivers a certificate of a Financial Officer to such effect to the
Administrative Agent, (B) either, immediately after giving effect to any Concurrent Transactions
(I) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such release is not diminished as a result of such release or (II) the Adjusted
Gross Borrowing Base of such Borrower immediately after giving effect to such release is at least 110% of the Covered Debt Amount of such Borrower and (C) no Specified Default or
Event of Default has occurred and is continuing with respect to such Borrower, (3) spread Liens to any Designated Indebtedness of a Borrower or Hedging Agreement Obligations (as such terms are defined in the Guarantee and Security Agreement to which such Borrower is a party) in accordance with the Guarantee and Security Agreement to which such Borrower is a party and
(4) release from any Guarantee and Security Agreement any Obligor (and any property of such
Obligor) that is concurrently being joined as an Obligor under any other Guarantee and Security
Agreement in connection with a transaction permitted hereunder.
None of the Syndication Agent, any Documentation Agent or any Joint Lead
Arranger shall have obligations or duties whatsoever in such capacity under this Agreement or any other Loan Document and shall incur no liability hereunder or thereunder in such capacity, but all such persons shall have the benefit of the indemnities provided for hereunder.
Each Lender and Issuing Bank hereby agrees that (x) if the Administrative Agent notifies such Lender or Issuing Bank that the Administrative Agent has determined in its sole discretion that any funds received by such Lender or Issuing Bank from the Administrative
Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender or Issuing Bank (whether or not known to such Lender or Issuing
Bank), and demands in writing the return of such Payment (or a portion thereof), such Lender or
Issuing Bank shall promptly, but in no event later than one Business Day thereafter, return to the
Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender or Issuing
Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB
Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender or Issuing Bank shall not assert, and hereby waives, as to the
Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any
Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine.  A notice of the Administrative Agent to any Lender or Issuing Bank
pursuant to the foregoing shall be conclusive, absent manifest error.

Each Lender and Issuing Bank hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender and Issuing Bank agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender or Issuing Bank shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than one Business Day thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment
(or portion thereof) was received by such Lender or Issuing Bank to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.
Each Borrower and each other  member of its Obligor Group hereby agrees that
(x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender or
Issuing Bank that has received such Payment (or portion thereof) for any reason, the
Administrative Agent shall be subrogated to all the rights of such Lender or Issuing Bank with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any obligations owed by such Borrower or any other member of its Obligor
Group, except, in each case, to the extent such Payment is, and solely with respect to the amount of such Payment that is, comprised of funds received by the Administrative Agent from such
Borrower or such other member of its Obligor Group for the purpose of making any payment hereunder.
The Administrative Agent may treat any Loans and Revolving Credit Exposure of any Class of the Non-Extending Lenders that are outstanding at any time as a distinct Class of
Loans and Revolving Credit Exposure from any outstanding Commitments, Loans and
Revolving Credit Exposure of the Extending Lenders; provided that any such treatment is solely for administrative purposes and will not affect any Lender’s rights or obligations hereunder.
ARTICLE IX
MISCELLANEOUS
SECTION 9.01.Notices; Electronic Communications.
(a)Notices Generally.  All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy or (to the extent permitted by Section 9.01(b)), as follows:
(i)if to a Borrower, to such Borrower at ~~201 Rouse~~3025 JFK Boulevard,
Suite 500, Philadelphia, ~~Pennsylvania 19112~~PA 19104, Attention: William Goebel
(telecopy: (215) 339-1931), e-mail: Credit.notices@~~fsinvestments~~futurestandard.com and kkrcreditlegal@kkr.com; and, if to FSK, with a copy to
FSIC_Team@~~fsinvestments~~futurestandard.com, and, in each case, with an additional copy (which shall not constitute notice) to Dechert LLP, 1095 Avenue of the Americas,
New York, New York 10036, Attention: Jay R. Alicandri (telecopy: (212) 698-3599);
(ii)if to the Administrative Agent, to the address or addresses separately provided to the Borrowers or the Lenders, as applicable;
(iii)if to the Collateral Agent, to ING Capital LLC, 1133 Avenue of the
Americas, New York, New York 10036, Attention: Grace Fu; e-mail:
Grace.Fu@ing.com; and
(iv)if to any Issuing Bank or other Lender, to it at its address (or telecopy number or e-mail) set forth in its Administrative Questionnaire.
Any party hereto may change its address or telecopy number or e-mail address for notices and other communications hereunder by notice to the other parties hereto.  All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.  Notices delivered through electronic communications to the extent provided in paragraph (b) below, shall be effective as provided in said paragraph (b).
(b)Electronic Communications.  Notices and other communications to the
Lenders and the Issuing Banks hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender or any Issuing Bank pursuant to Article II if such Lender or such Issuing Bank, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication.  The Administrative Agent or any Borrower may, in
its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.  Unless otherwise notified by the Administrative Agent to the Borrowers, the Borrowers may satisfy their respective obligations to deliver documents or notices to the Administrative Agent or the Lenders under
Sections 5.01 and 5.02 by delivering an electronic copy to such e-mail address(es) as provided to the Borrowers in a notice from the Administrative Agent (and the Administrative Agent shall promptly provide notice thereof to the Lenders).
Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested”
function, as available, return e-mail or other written acknowledgement); provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

In no event shall the Administrative Agent or any Lender have any liability to the
Borrowers or any other Person for damages of any kind (whether in tort contract or otherwise)
arising out of any transmission of communications through the internet, except in the case of direct damages, to the extent such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the willful misconduct or gross negligence of such relevant Person.
(c)Documents to be Delivered under Sections 5.01 and 5.02.  For so long as an Intralinks™ or equivalent website is available to each of the Lenders hereunder, each
Borrower may satisfy its obligation to deliver documents to the Administrative Agent or the
Lenders under Sections 5.01 and 5.02 by delivering either an electronic copy in the manner specified in Section 9.01(b) or a notice identifying the website where such information is located for posting by the Administrative Agent on Intralinks™ or such equivalent website; provided that the Administrative Agent shall have no responsibility to maintain access to Intralinks™ or an equivalent website.
SECTION 9.02.Waivers; Amendments.
(a)No Deemed Waivers; Remedies Cumulative.  No failure or delay by the
Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have.
No waiver of any provision of this Agreement or consent to any departure by any Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.
(b)Amendments to this Agreement.  Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the applicable Borrowers and the Required Lenders or by the applicable Borrowers and the Administrative Agent with the consent of the Required Lenders
(it being understood that in no event will any waiver, amendment or modification apply to any
Borrower without the prior written consent of such Borrower); provided that, no such agreement shall:
(i)increase the Commitment of any Lender without the written consent of such Lender,
(ii)reduce the principal amount of any Loan or LC Disbursement or reduce the rate of interest thereon (other than the application of any interest accrued pursuant to
Section 2.11(d)), or reduce any fees payable hereunder, without the written consent of each Lender directly and adversely affected thereby,
(iii)postpone the scheduled date of payment of the principal amount of any
Loan or LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly and adversely affected thereby,
(iv)change Section 2.17(b), (c) or (d) in a manner that would alter the priority set forth therein or pro rata sharing of payments required thereby without the written consent of each Lender directly and adversely affected thereby,
(v)change any of the provisions of this Section or the definition of the term
“Required Lenders” or any other provision hereof specifying the number or percentage of
Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each
Lender,
(vi)other than as permitted by this Agreement, the applicable Guarantee and
Security Agreement or any other applicable Loan Document, release all or substantially all of the Collateral from the Lien created under such Guarantee and Security Agreement or release all or substantially all of the Obligors from their obligations as Subsidiary
Guarantors thereunder, without the written consent of each Lender,
(vii)amend the definition of “Applicable Percentage”, “Applicable Dollar
Percentage” or “Applicable Multicurrency Percentage”, without the written consent of each Lender directly and adversely affected thereby,
(viii)contractually subordinate the payment priority of the Credit Agreement
Obligations (as defined in the Guarantee and Security Agreement) or contractually subordinate the Liens granted to the Collateral Agent (for the benefit of the Secured
Parties) in the Collateral, without the written consent of each Lender, or
(ix)amend, modify or waive any provision of Section 2.21 without the consent of each Lender directly and adversely affected thereby;
provided further that (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent, any Swingline Lender or any Issuing Bank hereunder without the prior written consent of the Administrative Agent, such Swingline Lender or such
Issuing Bank, as the case may be and (y) the consent of Lenders holding not less than two-thirds of the holders of the total Revolving Credit Exposures with respect to the applicable Borrower and unused Subcommitments with respect to such Borrower will be required for any adverse change (from the Lenders’ perspective) affecting the provisions of this Agreement solely relating to the calculation of the Borrowing Base of such Borrower (excluding changes to the provisions of Section 5.12(b)(iii) or (iv), but including changes to the provisions of Section 5.12(c)(ii) and the definitions set forth in Section 5.13) unless otherwise expressly provided herein.
For purposes of this Section, the “scheduled date of payment” of any amount shall refer to the date of payment of such amount specified in this Agreement, and shall not refer to a date or other event specified for the mandatory or optional prepayment of such amount.  In addition, whenever a waiver, amendment or modification requires the consent of a Lender
“affected” thereby, such waiver, amendment or modification shall, upon consent of such Lender, become effective as to such Lender whether or not it becomes effective as to any other Lender, so long as the Required Lenders consent to such waiver, amendment or modification as provided above.

Anything in this Agreement to the contrary notwithstanding, no waiver or modification of any provision of this Agreement or any other Loan Document that could reasonably be expected to adversely affect the Lenders of any Class in a manner that does not affect all Classes equally shall be effective against the Lenders of such Class unless the Required
Lenders of such Class shall have concurred with such waiver, amendment or modification as provided above; provided, however, in no other circumstances shall the concurrence of the
Required Lenders of a particular Class be required for any waiver, amendment or modification of any provision of this Agreement or any other Loan Document.
(c)Amendments to Security Documents.  Except to the extent otherwise expressly set forth in the applicable Guarantee and Security Agreement or the other Loan
Documents, no Security Document nor any provision thereof may be waived, amended or modified, nor may the Liens granted under such Guarantee and Security Agreement be spread to secure any additional obligations (excluding (x) any increase in the Loans made to any Borrower and Letters of Credit issued on behalf of any Borrower hereunder pursuant to a Commitment
Increase under Section 2.07(e), (y) any increase in any Other Secured Indebtedness permitted hereunder and (z) the spreading of such Liens to any Designated Indebtedness or Hedging
Agreement Obligations (as such terms are defined in the applicable Guarantee and Security
Agreement) as provided for in the applicable Guarantee and Security Agreement) except pursuant to an agreement or agreements in writing entered into by the applicable Borrower and the Collateral Agent with the consent of the Required Lenders; provided that, except as otherwise expressly permitted by the Loan Documents to which the applicable Borrower is a party,
(i) without the written consent of each Lender, no such agreement shall release or subordinate all or substantially all of the members of any Borrower’s Obligor Group from their respective obligations under the Security Documents to which such Borrower or any other member of its
Obligor Group is a party and (ii) except as otherwise expressly permitted by the Loan
Documents, without the written consent of each Lender, no such agreement shall release or subordinate all or substantially all of the collateral security or otherwise terminate all or substantially all of the Liens under the Security Documents to which such Borrower or any other member of its Obligor Group is a party, alter the relative priorities of the obligations entitled to the Liens created under the Security Documents to which such Borrower or any other member of its Obligor Group is a party (except in connection with securing additional obligations equally and ratably with the Loans made to such Borrower and other obligations of such Borrower hereunder) with respect to all or substantially all of the collateral security provided thereby, or release or subordinate all or substantially all of the guarantors under the Guarantee and Security
Agreement to which such Borrower is a party from their guarantee obligations thereunder, except that, in each case described in clause (i) or (ii), no such consent shall be required, and the
Administrative Agent is hereby authorized (and so agrees with each Borrower) to direct the
Collateral Agent under the Guarantee and Security Agreement to which such Borrower is a party
(in addition to the rights of such parties under the Guarantee and Security Agreement to which such Borrower is a party), to (1) release any Lien covering property (and to release any such guarantor) that is the subject of either a disposition of property permitted hereunder (including, without limitation, any property subject to a participation or repurchase transaction not prohibited hereunder)or a disposition to which the Required Lenders or the required number or percentage of Lenders have consented (and such Lien shall be released automatically (A) to the extent provided in Section 10.03 of the Guarantee and Security Agreement to which such
Borrower is a party and (B) to the extent permitted hereunder in connection with any property becoming subject to a participation or repurchase transaction), (2) release from any Guarantee and Security Agreement any “Subsidiary Guarantor” (and any property of such Subsidiary
Guarantor) that is designated as a “Designated Subsidiary” by the applicable Borrower, becomes an Excluded Asset or an Immaterial Subsidiary of the applicable Borrower in accordance with this Agreement or is otherwise no longer required to be a “Subsidiary Guarantor” of such

Borrower (including, without limitation, because it ceases to be consolidated on the applicable
Borrower’s financial statements) and, so long as (A) after giving effect to any such release under this clause (2) and any Concurrent Transactions, the Covered Debt Amount of such Borrower does not exceed the Borrowing Base of such Borrower and such Borrower delivers a certificate of a Financial Officer of such Borrower to such effect to the Administrative Agent, (B)
immediately after giving effect to any Concurrent Transactions, either (I) the amount of any excess availability under the Borrowing Base of such Borrower immediately prior to such release is not diminished as a result of such release or (II) the Adjusted Gross Borrowing Base of such
Borrower immediately after giving effect to such release is at least 110% of the Covered Debt
Amount of such Borrower and (C) no Specified Default or Event of Default has occurred and is continuing with respect to such Borrower and (3) release from any Guarantee and Security
Agreement any Obligor (and any property of such Obligor) that is concurrently being joined as an Obligor under any other Guarantee and Security Agreement in connection with a transaction permitted hereunder.
(d)Replacement of Non-Consenting Lender.  If, in connection with any proposed change, waiver, amendment, consent, discharge or termination to any of the provisions of this Agreement requiring (i) the consent of “each Lender” or “each Lender affected thereby”
or (ii) the consent of “two-thirds of the holders of the total Revolving Credit Exposures with respect to the applicable Borrower and unused Subcommitments with respect to such Borrower”
that has been approved by the Required Lenders, the consent of one or more Lenders whose consent is required for such proposed change, waiver, amendment, consent, discharge or termination is not obtained, or if any Lender shall decline to consent to the addition of a
“Borrower” pursuant to Section 9.19, then (so long as no Event of Default has occurred and is continuing with respect to any Borrower) the Borrowers shall have the right, at their sole cost and expense, to replace each such non-consenting Lender or Lenders with one or more replacement Lenders pursuant to Section 2.19(b) so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge, termination or addition.
(e)If the Administrative Agent and the Borrowers, acting together, identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this
Agreement or any other Loan Document, then, after notifying the Lenders and the Issuing Banks in writing of such ambiguity, omission, mistake, typographical error or other defect, the
Administrative Agent and the Borrowers shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment, modification or supplement shall become effective without any further action or consent of any other party to this Agreement.
SECTION 9.03.Expenses; Indemnity; Damage Waiver.
(a)Costs and Expenses.  Each Borrower shall, severally and not jointly, pay
(solely with respect to obligations owed by such Borrower and on behalf of such Borrower, and not with respect to obligations owed by or on behalf of any other Borrower) (i)  all reasonable and documented out-of-pocket expenses incurred with respect to such Borrower by the
Administrative Agent and its Affiliates (with respect to legal fees, limited to the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel for the
Administrative Agent and its Affiliates collectively) (whether or not the transactions contemplated hereby or thereby shall be consummated), subject to any limitation previously agreed in writing, (ii) all reasonable and documented out-of-pocket expenses incurred by the applicable Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit on behalf of such Borrower or any demand for payment by such Borrower thereunder, (iii) all reasonable and documented out-of-pocket expenses incurred with respect to such Borrower by the Administrative Agent, the applicable Issuing Bank or any Lender (with respect to legal fees, limited to the documented fees, charges and disbursements of one outside counsel (and, in the case of an actual conflict of interest where the Administrative Agent, the applicable Issuing Bank or any Lender affected by such conflict informs such Borrower of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected
Person) for the Administrative Agent, the applicable Issuing Bank and any Lender collectively), in connection with the enforcement or protection of such Person’s respective rights in connection with this Agreement and the other Loan Documents to which such Borrower or any other member of its Obligor Group is a party, including its rights under this Section, or in connection with the Loans made to such Borrower or Letters of Credit issued on behalf of such Borrower hereunder, including all such documented out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof and (iv) all reasonable and documented out-of-
pocket costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest in such Borrower’s assets contemplated by any Security Document to which such Borrower or any other member of its
Obligor Group is a party or any other document referred to therein.  All amounts payable under this paragraph (a) that are not attributable solely to a specific Borrower (as a result of such payment obligations arising out of Borrowings of such Borrower or breaches or violation by such
Borrower of the terms hereof or of applicable law) shall be the several obligations of all
Borrowers, allocated on a Pro-Rata Basis or otherwise as equitably allocated among the
Borrowers and notified to the Administrative Agent by each of the Borrowers.
(b)Indemnification by the Borrowers.  Each Borrower shall, severally and not jointly (solely with respect to and on behalf of such Borrower, and not with respect to or on behalf of any other Borrower), indemnify the Administrative Agent, the applicable Issuing Bank, each Joint Lead Arranger and each Lender, and each Related Party of any of the foregoing
Persons (with respect to a Borrower, each such Person being called an “Indemnitee”) against, and hold each Indemnitee of such Borrower harmless from, any and all losses, claims, damages, liabilities and related expenses (with respect to legal fees, limited to the reasonable and documented out-of-pocket fees, charges and disbursements of one outside counsel (and, in the case of an actual conflict of interest where the Indemnitee affected by such conflict informs such
Borrower of such conflict and thereafter retains its own counsel, another firm of counsel for any such affected Indemnitee) for the Indemnitees collectively (other than the allocated costs of internal counsel)), incurred by or asserted against any Indemnitee of such Borrower arising out of, in connection with, or as a result of (i) the execution or delivery by such Borrower of this
Agreement or any agreement or instrument contemplated hereby to which such Borrower or any other member of its Obligor Group is a party, the performance by the parties hereto of their respective obligations hereunder owed by or to or otherwise arising with respect to such
Borrower or the consummation of the Transactions to which such Borrower or any other member of its Obligor Group is a party or any other transactions contemplated hereby to which such
Borrower or any other member of its Obligor Group is a party, (ii) any Loan made to such
Borrower or Letter of Credit issued on behalf of such Borrower or the use by such Borrower of the proceeds received by such Borrower therefrom (including any refusal by the applicable
Issuing Bank to honor a demand for payment under a Letter of Credit issued on behalf of such
Borrower if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee of such Borrower is a party thereto, in each case of this paragraph (b), solely to the extent directly related to such Borrower or, if relating to more than one Borrower (or to no specific Borrower), each relevant Borrower shall be responsible for its proportionate share of any such amounts determined in accordance with the respective allocations of the Subcommitments hereunder or as the relevant Borrowers may otherwise agree; provided that such indemnity shall not, as to any Indemnitee of such Borrower, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (A) the bad faith, willful misconduct or gross negligence of such Indemnitee, (B) a claim brought by such Borrower or such other Obligor against such Indemnitee for material breach of such Indemnitee’s obligations under this Agreement or the other Loan Documents to which such Borrower or any other member of its Obligor Group is a party, if there has been a final and nonappealable judgment against such Indemnitee on such claim as determined by a court of competent jurisdiction or (C) a claim arising as a result of a dispute between
Indemnitees of such Borrower (other than (x) any dispute involving claims against the
Administrative Agent, the applicable Issuing Bank, any Joint Lead Arranger or any Lender, in
each case in their respective capacities as such, and (y) claims arising out of any act or omission by such Borrower or its Affiliates).  This Section 9.03(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.
No Borrower shall be liable to any Indemnitee for any special, indirect, consequential or punitive damages arising out of, in connection with, or as a result of the
Transactions to which such Borrower is a party asserted by any Indemnitee against any Borrower or any other member of its Obligor Group, provided that the foregoing limitation shall not be deemed to impair or affect the obligations of any Borrower under the preceding provisions of this subsection.
(c)Reimbursement by Lenders.  To the extent that any Borrower fails to pay any amount required to be paid by it to the Administrative Agent, any Swingline Lender or the
applicable Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent, such Swingline Lender or the applicable Issuing Bank, as the case may be, such Lender’s Applicable Percentage or Applicable Multicurrency Percentage, as
applicable, with respect to such Borrower (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent, such Swingline
Lender or the applicable Issuing Bank in its capacity as such.
(d)Waiver of Consequential Damages, Etc.  To the extent permitted by applicable law, no party hereto shall assert, and each party hereto hereby waives, any claim against any other party (or any Related Party to such party), on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages)
arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof, provided that nothing contained in this sentence shall limit any
Borrower’s indemnification obligations under Section 9.03 to the extent such special, indirect consequential or punitive damages are included in any third party claim in connection with which any Indemnitee is entitled to indemnification thereunder.
(e)Payments.  All amounts due under this Section shall be payable promptly after written demand therefor.
SECTION 9.04.Successors and Assigns.
(a)Assignments Generally.  The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of
Credit), except that (i) no Borrower may assign or otherwise transfer any of its rights or obligations hereunder (which, for the avoidance of doubt, shall not include the reallocation of any Subcommitments between Borrowers hereunder) without the prior written consent of each
Lender (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section (and any attempted assignment or transfer by any Lender which is not in accordance with this Section shall be treated as provided in the last sentence of Section 9.04(b)(iii)).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of any Issuing Bank that issues any Letter of Credit) and, to the extent expressly contemplated hereby, the Related Parties of each of the
Administrative Agent, the Issuing Banks and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)Assignments by Lenders.
(i)Assignments Generally.  Subject to the conditions set forth in clause (ii)
below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the
Loans and LC Exposure at the time owing to it), provided that, following any such assignment, the Lenders shall hold the same percentage of Subcommitments, Loans and
LC Exposure across all Borrowers (and the same percentage of Commitments as
Subcommitments).
Notwithstanding anything to the contrary contained herein, each Borrower’s consent shall be required with respect to an assignment to any Disqualified Lender unless an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing with respect to such Borrower, provided that the foregoing shall not limit the consent rights with respect to an assignment to any Disqualified Lender of any Borrower for which an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has not occurred or is not continuing.
(ii)Certain Conditions to Assignments.  Assignments shall be subject to the following additional conditions:
(A)prior written consent (such consent not to be unreasonably withheld or delayed) of:
(1)each Borrower; provided, that no consent of a Borrower
shall be required for an assignment to a Lender, an Affiliate of a Lender, or, if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing with respect to such Borrower, any other assignee; provided further, that a Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days after having received written notice thereof; and
(2)the Administrative Agent and the Issuing Banks; provided
no consent of the Administrative Agent or the Issuing Banks shall be required for an assignment by a Lender to a Lender or an Affiliate of a
Lender with prior written notice by such assigning Lender to the
Administrative Agent and the Issuing Banks;
(B)except in the case of an assignment to a Lender or an Affiliate of a
Lender or an assignment of the entire remaining amount of the assigning Lender’s
Commitment or Loans to all Borrowers and LC Exposure with respect to all
Borrowers of a Class, the amount of the Commitment of such Class of the assigning Lender subject to each such assignment (determined as of the date the
Assignment and Assumption in substantially the form of Exhibit A hereto with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S. $5,000,000 unless the Borrowers and the Administrative Agent otherwise consent; provided that no such consent of a Borrower shall be required if an Event of Default under clause (a), (b), (i), (j) or (k) of Article VII has occurred and is continuing with respect to such Borrower;
(C)each partial assignment of any Class of Commitments (or any related Revolving Credit Exposure) shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this
Agreement in respect of such Class of Commitments, including a ratable portion of the Loans, the applicable LC Exposure and the Subcommitments with respect to each Borrower;
(D)the parties to each assignment shall execute and deliver to the
Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of U.S. $3,500 (which fee shall not be payable in connection with an assignment to a Lender or to an Affiliate of a Lender) (for which no
Obligor shall be obligated); and
(E)the assignee, if it shall not already be a Lender of the applicable
Class, shall deliver to the Administrative Agent an Administrative Questionnaire.
(iii)Effectiveness of Assignments.  Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning
Lender thereunder shall, to the extent of the interest assigned by such Assignment and
Assumption, be released from its obligations under this Agreement (and, in the case of an
Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment).  Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.
(c)Maintenance of Register by Administrative Agent.  The Administrative
Agent, acting for this purpose as an agent of each Borrower, shall maintain at one of its offices in
New York City a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and the
Subcommitments of, principal amount (and stated interest) of the Loans of and LC
Disbursements owing to, each Lender with respect to such Borrower pursuant to the terms hereof from time to time (the “Register”).  The entries in the Register shall be conclusive absent manifest error, and each Borrower, the Administrative Agent, the Issuing Banks and the Lenders
may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a
Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary.
The Register shall be available for inspection by any Borrower, any Issuing Bank and any
Lender, at any reasonable time and from time to time upon reasonable prior notice.  The
Administrative Agent agrees to provide any Borrower with official copies of the Register upon reasonable request.

(d)Acceptance of Assignments by Administrative Agent.  Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a
Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the
Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register.  No assignment shall be effective for purposes of this
Agreement unless it has been recorded in the Register as provided in this paragraph.
(e)Participations.  Any Lender may, with the consent of the Borrowers (such consent not to be unreasonably withheld or delayed), sell participations to one or more banks or other entities other than a Disqualified Lender (a “Participant”) in all or a portion of such
Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans and LC Disbursements owing to it); provided that, following any such sale of participations, the Participants shall hold the same percentage of
Subcommitments, Loans and LC Exposure across all Borrowers (and the same percentage of
Commitments as Subcommitments); provided further, that a Borrower shall be deemed to have consented to any such sale unless it shall object thereto by written notice to such Lender (with copy to the Administrative Agent) within ten (10) Business Days after having received notice thereof; and (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) each Borrower, the Administrative Agent, each Issuing Bank and the other Lenders shall continue to deal solely and directly with such
Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents and (iv) consent of a Borrower shall not be required for (A) a participation to a Lender, an Affiliate of a Lender, or if an Event of Default under clause (a), (b),
(i), (j) or (k) of Article VII has occurred and is continuing with respect to such Borrower or (B) if such Participant does not have the right to receive any non-public information that may be provided pursuant to this Agreement and the Lender selling such participation agrees with the
Borrowers at the time of the sale of such participation that it will not deliver any non-public information to such Participant.  Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this
Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that such agreement or instrument may provide that such Lender will not, without the consent of the
Participant, agree to any amendment, modification or waiver described in the first proviso to
Section 9.02(b) that affects such Participant.  Subject to paragraph (f) of this Section, each
Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section (subject to the requirements and limitations therein, including the requirements under Sections 2.16(e), (f) and (g) (it being understood that the documentation required under these paragraphs shall be delivered to the participating Lender)).
Each Lender that sells a participation agrees, at the applicable Borrower’s request and expense, to use reasonable efforts to cooperate with such Borrower to effectuate the provisions of Section
2.19 with respect to any Participant.  To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.17(d) as though it were a Lender hereunder.  Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the
Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments,
Subcommitments, Loans, Letters of Credit or other obligations under the Loan Documents (the
“Participant Register”) and shall not have any obligation to disclose all or any portion of the
Participant Register (including the identity of any Participant or any information relating to a
Participant’s interest in any Commitments, Subcommitments, Loans, Letters of Credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Subcommitments, Loan, Letter of Credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury
Regulations or Section 1.163-5(b) of the proposed United States Treasury Regulations.  The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(f)Limitations on Rights of Participants.  A Participant shall not be entitled to receive any greater payment under Section 2.14, 2.15 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent.  A
Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16 as though it were a Lender and in the case of a Participant claiming exemption for portfolio interest under
Section 871(h) or 881(c) of the Code, the applicable Lender shall provide the Borrowers with satisfactory evidence that the participation is in registered form and shall permit the Borrowers to review such register as reasonably needed for the Borrowers to comply with their respective obligations under applicable laws and regulations.  Each Participant agrees to be subject to the provisions of Section 2.19 as if it were an assignee under paragraph (b) of this Section.
(g)Certain Pledges.  Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such
Lender, including any such pledge or assignment to a Federal Reserve Bank or any other central bank having jurisdiction over such Lender, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.
(h)No Assignments or Participations to Natural Persons, the Borrowers or
Affiliates or Certain Other Persons.  Anything in this Section to the contrary notwithstanding, no
Lender may (i) assign or participate any interest in any Loan made to any Borrower or LC
Exposure with respect to any Borrower held by it hereunder to any natural person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural person) or to any Borrower or any of their respective Affiliates or Subsidiaries (including, without limitation, their respective Designated Subsidiaries) without the prior consent of each
Lender or (ii) assign any interest in any Subcommitment, Loan or LC Exposure held by it hereunder to any Person known by such Lender at the time of such assignment to be a Defaulting
Lender, a Subsidiary of a Defaulting Lender or a Person who, upon consummation of such assignment would be a Defaulting Lender.
(i)Multicurrency Lenders.  Any assignment by a Multicurrency Lender, so long as no Event of Default has occurred and is continuing with respect to any Borrower, must be to a Person that is able to fund and receive payments on account of each outstanding Agreed
Foreign Currency at such time without the need to obtain any authorization referred to in clause
(c) of the definition of “Agreed Foreign Currency”.
(j)Certain Matters Relating to Disqualified Lenders.  The Administrative
Agent shall not be responsible or have liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to Disqualified Lenders.
Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender is a Disqualified Lender or
(y) have any liability with respect to or arising out of any assignment or participation of Loans,

or disclosure of confidential information, to any Disqualified Lender.  The list of Disqualified
Lenders will be made available by the Administrative Agent to any Lender, participant or potential Lender or participant upon request.
SECTION 9.05.Survival.  All covenants, agreements, representations and warranties made by each Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans to such Borrower and issuance of any Letters of Credit on behalf of such
Borrower, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default with respect to such Borrower or incorrect representation or warranty made by such Borrower at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan made to such Borrower or any fee or any other amount payable by such Borrower under this Agreement is outstanding and unpaid or any Letter of Credit issued on behalf of such Borrower is outstanding and so long as the Subcommitments of such Borrower have not expired or terminated.  The provisions of Sections 2.14, 2.15, 2.16 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby to which such Borrower or any other member of its Obligor Group is a party, the repayment of the Loans made to such Borrower, the expiration or termination of the
Letters of Credit issued on behalf of such Borrower and the Subcommitments of such Borrower or the termination of this Agreement or any provision hereof with respect to such Borrower.
SECTION 9.06.Counterparts; Integration; Effectiveness; Electronic
Execution.
(a)Counterparts; Integration; Effectiveness; Electronic Execution.  This
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page to this Agreement by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Agreement.
(b)Electronic Execution of Assignments.  Delivery of an executed counterpart of a signature page of (x) this Agreement, (y) any other Loan Document (other than a promissory note) and/or (z) any document, amendment, approval, consent, information, notice
(including, for the avoidance of doubt, any notice delivered pursuant to Section 9.01(a)), certificate, request, statement, disclosure or authorization related to this Agreement, any other
Loan Document and/or the transactions contemplated hereby and/or thereby (but excluding any promissory note, each an “Ancillary Document”) that is an Electronic Signature transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this
Agreement, such other Loan Document or such Ancillary Document, as applicable. The words
“execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this
Agreement, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form
(including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format other than pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i)
to the extent the Administrative Agent has agreed to accept any Electronic Signature, the
Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic
Signature purportedly given by or on behalf of the Borrower without further verification thereof and without any obligation to review the appearance or form of any such Electronic Signature and (ii) the Borrower will make commercially reasonable efforts to provide a manually executed counterpart promptly upon the written request of the Administrative Agent or any Lender.
Without limiting the generality of the foregoing, (A) the Borrower hereby agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Borrower, Electronic Signatures transmitted by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page and/or any electronic images of this Agreement, any other Loan Document and/or any Ancillary Document shall have the same legal effect, validity and enforceability as any paper original and (B) the
Administrative Agent and each of the Lenders may, at its option, create one or more copies of this Agreement, any other Loan Document and/or any Ancillary Document in the form of an imaged electronic record in any format, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document (and all such electronic records shall be considered an original for all purposes and shall have the same legal effect, validity and enforceability as a paper record).
SECTION 9.07.Severability.  Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.08.Right of Setoff.  If an Event of Default shall have occurred and be continuing with respect to a Borrower, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever Currency) at any time held and other obligations at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of such Borrower against any of and all the obligations of such Borrower now or hereafter existing under this Agreement or any other Loan Document held by such Lender, such Issuing
Bank or their respective Affiliates, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be contingent or unmatured, or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such Indebtedness of such Borrower.  The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender, such
Issuing Bank or such Affiliate may have; provided that in the event that any Defaulting Lender exercises any such right of setoff, (a) all amounts so set off will be paid over immediately to the
Administrative Agent for further application in accordance with the provisions of Section 2.18 and, pending such payment, will be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the
Lenders and (b) the Defaulting Lender will provide promptly to the Administrative Agent a statement describing in reasonable detail the obligations owing to such Defaulting Lender as to which it exercised such right of setoff.  Each Lender agrees promptly to notify the applicable
Borrower after any such set-off and application made by such Lender; provided further, that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 9.09.Governing Law; Jurisdiction; Etc.
(a)Governing Law.  This Agreement and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise and whether at law or in equity) based upon or arising out of this Agreement and the other Loan Documents (except, as to any other
Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be construed in accordance with and governed by the law of the State of New York.
(b)Submission to Jurisdiction.  Each party to this Agreement hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United
States District Court of the Southern District of New York sitting in New York County, and any appellate court from any thereof, in any action or proceeding (whether in contract, tort or otherwise and whether at law or in equity) arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court.  Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may
otherwise have to bring any action or proceeding relating to this Agreement against any
Borrower or its properties in the courts of any jurisdiction.
(c)Waiver of Venue.  Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this
Section.  Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)Service of Process.  Each party to this Agreement (i) irrevocably consents to service of process in the manner provided for notices in Section 9.01 and (ii) agrees to the extent permitted by applicable law that service as provided in the manner provided for notices in
Section 9.01 is sufficient to confer personal jurisdiction over such party in any proceeding in any court and otherwise constitutes effective and binding service in every respect.  Nothing in this
Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 9.10.WAIVER OF JURY TRIAL.  EACH PARTY HERETO
HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW,
ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING
DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT
OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON
CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER AT LAW OR IN
EQUITY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE,
AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR
OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF
LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN
INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE
MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 9.11.Judgment Currency.  This is an international loan transaction in which the specification of Dollars or any Foreign Currency, as the case may be

(the “Specified Currency”), and payment in New York City or the country of the Specified
Currency, as the case may be (the “Specified Place”), is of the essence, and the Specified
Currency shall be the currency of account in all events relating to Loans denominated in the
Specified Currency.  The payment obligations of any Borrower under this Agreement shall not be discharged or satisfied by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the
Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder.  If for the purpose of obtaining judgment in any court it is necessary to convert a sum due hereunder in the
Specified Currency into another currency (the “Second Currency”), the rate of exchange that shall be applied shall be the rate at which in accordance with normal banking procedures the
Administrative Agent could purchase the Specified Currency with the Second Currency on the
Business Day next preceding the day on which such judgment is rendered.  The obligation of each Borrower, severally and not jointly, in respect of any such sum due from such Borrower to the Administrative Agent or any Lender hereunder or under any other Loan Document to which such Borrower or any other member of its Obligor Group is a party (in this Section called an
“Entitled Person”) shall, notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such
Entitled Person of any sum adjudged to be due from such Borrower hereunder in the Second
Currency such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Second Currency so adjudged to be due; and such Borrower hereby, severally and not jointly with any other
Borrower, and as a separate obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the
Specified Currency, the amount (if any) by which the sum originally due from such Borrower to such Entitled Person in the Specified Currency hereunder exceeds the amount of the Specified
Currency so purchased and transferred.
SECTION 9.12.Headings.  Article and Section headings and the Table of
Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
None of the Joint Lead Arrangers or Syndication Agent shall have any responsibility under this
Agreement.
SECTION 9.13.Treatment of Certain Information; Confidentiality.
(a)Treatment of Certain Information.  Each Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to such Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and such
Borrower hereby authorizes each Lender to share any information delivered to such Lender by such Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder.  Such authorization shall survive the repayment of the Loans, the expiration or termination of the Letters of Credit and the Commitments or the Subcommitments or the termination of this Agreement or any provision hereof.
(b)Confidentiality.  Each of the Administrative Agent, the Collateral Agent,
the Lenders, the Joint Lead Arrangers and the Issuing Banks agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed
(i) to its Affiliates and to its Related Parties (it being understood (A) that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential to the same extent as provided in this paragraph
(b) and (B) it will be responsible for any breach of the terms of this paragraph by the Persons to whom it disclosed any Information pursuant to this clause (i) other than any Person who has agreed in writing with the applicable Borrower to separately maintain the confidentiality of such
Information) on a confidential and need-to-know basis, (ii) to the extent requested by any regulatory authority with competent jurisdiction over it or its Affiliates (including any self-
regulatory authority), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process (provided that, except in the case of any ordinary course examination by a regulatory, self-regulatory or governmental agency, it will use its commercially reasonable efforts to notify the applicable Borrower of any such disclosure prior to making such disclosure to the extent permitted by applicable law, rule or regulation), (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan
Document to which the applicable Borrower or any other member of its Obligor Group is a party or any action or proceeding relating to this Agreement or any other Loan Document to which the applicable Borrower or any other member of its Obligor Group is a party or the enforcement of rights against the applicable Borrower hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (w) any assignee of or
Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement; provided that, such Person would be permitted to be an assignee or participant pursuant to the terms hereof and such Person is not a Disqualified Lender, (x) any actual or prospective counterparty (or its advisors) to any swap, derivative  or other transaction under which payments are to be made by reference to the applicable Borrower and this
Agreement or its obligations or payments hereunder, (y) any rating agency in connection with rating the applicable Borrower or its Subsidiaries or the Loans made to such Borrower or credit insurance provider with respect to such Borrower or (z) the CUSIP Service Bureau or any similar organization, (vii) with the consent of the Borrowers or (viii) to the extent such Information
(x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, any Issuing Bank or any of their respective
Affiliates on a nonconfidential basis from a source other than any Borrower or their respective
Affiliates and is not actually known by it to be in breach of any other Person’s confidentiality obligations to the applicable Borrower.  In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement to market data collectors, such as league table, or other similar service providers to the lending industry.
For purposes of this Section, “Information” means, with respect to a Borrower, all information provided by FS/KKR Advisor (or any new or successor investment advisor, investment co-advisor and/or investment sub-advisor not otherwise prohibited under this
Agreement), such Borrower or any of its Subsidiaries relating to FS/KKR Advisor (or any new or successor investment advisor, investment co-advisor and/or investment sub-advisor not otherwise prohibited under this Agreement), such Borrower or any of its Subsidiaries or any of their respective businesses or any portfolio investment (including Portfolio Investments and including the Value of such Portfolio Investments), other than any such information that is available to the Administrative Agent, the Collateral Agent any Lender or any Issuing Bank on a
nonconfidential basis prior to disclosure by FS/KKR Advisor (or any new or successor investment advisor, investment co-advisor and/or investment sub-advisor not otherwise prohibited under this Agreement), such Borrower or any of its Subsidiaries, and is not actually known by it to be in breach of any other Person’s confidentiality obligations to such Borrower;
provided that, in the case of information received from FS/KKR Advisor (or any new or successor investment advisor, investment co-advisor and/or investment sub-advisor not otherwise prohibited under this Agreement), such Borrower or any of its Subsidiaries after the
Restatement Effective Date, such information shall be deemed confidential at the time of delivery unless clearly identified therein as nonconfidential until the first date that any Lender provides notice to the Administrative Agent and the Borrowers that such Lender does not have the right to receive any non-public information that may be provided pursuant to this Agreement, after which date such information shall be clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such
Person would accord to its own confidential information.
For the avoidance of doubt, nothing in this Section 9.13 shall prohibit any Person from voluntarily disclosing or providing any Information within the scope of this confidentiality provision to any governmental, regulatory or self-regulatory organization (any such entity, a
“Regulatory Authority”) to the extent that any such prohibition on disclosure set forth in this
Section 9.13(b) shall be prohibited by the laws or regulations applicable to such Regulatory
Authority.
SECTION 9.14.USA PATRIOT Act.  Each Lender hereby notifies each
Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L.
107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies such Borrower, which information includes the name and address of such Borrower and other information that will allow such Lender to identify such Borrower in accordance with said Act.
SECTION 9.15.Acknowledgment and Consent to Bail-In of Affected
Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan
Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
(b)the effects of any Bail-In Action on any such liability, including, if applicable:
(i)a reduction in full or in part or cancellation of any such liability;
(ii)a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of the applicable Resolution Authority.
SECTION 9.16.No Fiduciary Duty.
(a)In connection with this Agreement, the other Loan Documents and the transactions contemplated herein and therein, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that none of the Administrative Agent, any Issuing
Bank, the Swingline Lenders or any other Lender will have any obligations except those obligations expressly set forth herein and in the other Loan Documents and each of the

Administrative Agent, each Issuing Bank, the Swingline Lenders and any other Lender is acting solely in the capacity of an arm’s length contractual counterparty to such Borrower with respect to the Loan Documents and the transactions contemplated herein and therein and not as a financial advisor or a fiduciary to, or an agent of, such Borrower or any other person. Each
Borrower agrees that it will not assert any claim against any of the Administrative Agent, any
Issuing Bank, the Swingline Lenders or any other Lender based on an alleged breach of fiduciary duty by such Administrative Agent, Issuing Bank, Swingline Lender or other Lender, as applicable, in connection with this Agreement and the transactions contemplated hereby.
Additionally, solely with respect to this Agreement, the other Loan Documents and the transactions contemplated herein and therein, each Borrower acknowledges and agrees that none of the Administrative Agent, any Issuing Bank, the Swingline Lenders or any other Lender is advising such Borrower as to any legal, tax, investment, accounting, regulatory or any other matters in any jurisdiction. Each Borrower shall consult with its own advisors concerning such matters in connection with this Agreement, the other Loan Documents and the transactions contemplated herein and therein, and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated herein or in the other Loan
Documents, and none of the Administrative Agent, any Issuing Bank, the Swingline Lenders or
any other Lender shall have responsibility or liability to such Borrower with respect thereto.
(b)Each Borrower further acknowledges and agrees, and acknowledges its
Subsidiaries’ understanding, that each the Administrative Agent, each Issuing Bank, the
Swingline Lenders and any other Lender, together with their Affiliates, in addition to providing or participating in commercial lending facilities such as that provided hereunder, is a full service securities or banking firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services.  In the ordinary course of business, any of the Administrative Agent, each Issuing Bank, the Swingline Lenders or any other Lender may provide investment banking and other financial services to, and/or acquire, hold or sell, for its own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, any Borrower and other companies with which any Borrower may have commercial or other relationships. With respect to any securities and/or financial instruments so held by any of the Administrative Agent, any Issuing
Bank, the Swingline Lenders or any other Lender or any of their customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.
(c)In addition, each Borrower acknowledges and agrees, and acknowledges its Subsidiaries’ understanding, that each of the Administrative Agent, each Issuing Bank, the
Swingline Lenders and any other Lender and their affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which such Borrower may have conflicting interests regarding the transactions described herein and otherwise. None of the Administrative Agent, any Issuing Bank, the
Swingline Lenders or any other Lender will use confidential information obtained from any
Borrower by virtue of the transactions contemplated by the Loan Documents or its other relationships with any Borrower in connection with the performance by the Administrative
Agent, any Issuing Bank, the Swingline Lenders and any other Lender, as applicable, of services for other companies, and none of the Administrative Agent, any Issuing Bank, the Swingline
Lenders or any other Lender will furnish any such information to other companies. Each
Borrower also acknowledges that none of the Administrative Agent, any Issuing Bank, the
Swingline Lenders or any other Lender has any obligation to use in connection with the transactions contemplated by the Loan Documents, or to furnish to such Borrower, confidential information obtained from other companies.
SECTION 9.17.Termination.  With respect to each Borrower, promptly upon the earlier to occur of the Release Date with respect to a Borrower and the Facility

Termination Date, the Administrative Agent shall direct the Collateral Agent to, on behalf of the
Administrative Agent, the Collateral Agent and the Lenders, deliver to such Borrower such termination statements and releases and other documents necessary or appropriate to evidence the release of such Borrower from this Agreement, the Loan Documents to which such Borrower or any other member of its Obligor Group is a party, and each of the documents securing the obligations of such Borrower (and, in the case of the Facility Termination Date, with respect to each of the foregoing, the termination thereof) hereunder as such Borrower may reasonably request, all at the sole cost and expense of such Borrower.
SECTION 9.18.Limited Recourse.  The Administrative Agent, the
Collateral Agent, each Issuing Bank and each Lender hereby acknowledge and agree that any obligations of any Borrower and the other members of its Obligor Group arising in connection herewith shall be limited in all cases to such Borrower (or its successor in a Borrower Merger), such other Obligors and their respective assets, and none of the Administrative Agent, the
Collateral Agent, any Issuing Bank or any Lender shall seek satisfaction of any such obligation from the shareholders of such Borrower, from any other Borrower or any of its respective
Subsidiaries (except with respect to a Borrower Merger in which such other Borrower or its
Subsidiaries are the Surviving Obligors), or from the shareholders of any other Borrower or from any other Person, nor shall the Administrative Agent, the Collateral Agent, any Issuing Bank or
any Lender seek satisfaction of any such obligation from any trustee, officer or director of any
Borrower or any of its respective Subsidiaries.  Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge and agree that the fees, expenses and charges incurred by any Borrower hereunder may be reallocated from time to time among the Borrowers on a reasonable basis (unless another basis is required by applicable law) as agreed by the applicable Borrowers and notified to the Administrative Agent in writing (but, for clarity, no such reallocation shall relieve any applicable Borrower from its obligations hereunder in respect of such fees, expenses and charges hereunder until they have been fully paid as a consequence of such reallocation).
SECTION 9.19.Designation of Additional Borrowers.  Any closed-end fund that has elected to be regulated as a “business development company” within the meaning of the Investment Company Act and qualifies as a RIC, for which FS/KKR Advisor is the investment advisor and that is not already a party under this Agreement may from time to time become a Borrower hereunder with the consent of the existing Borrowers, the Administrative
Agent, each Issuing Bank and each Lender, by executing and delivering to the Administrative
Agent a Joinder Agreement, and such new Borrower shall concurrently deliver such proof of corporate or other action, incumbency of officers, opinions of counsel, and other documents, in each case, as is consistent with those delivered by a Borrower pursuant to Section 4.01 upon the
Original Effective Date or as the Administrative Agent shall have reasonably requested.  Upon the designation of any additional Borrower, the allocations of the Subcommitments, Loans and
LC Exposure among each of the Borrowers shall be reallocated subject to and in accordance with the terms and conditions set forth in Section 2.07(g).
SECTION 9.20.Borrower Merger.  Notwithstanding that the consummation of a Borrower Merger may be undertaken in discrete steps, the order of such events shall not result in any Default or Event of Default hereunder so long as the Surviving Obligors are otherwise in compliance with the terms of this Agreement and the other Loan Documents immediately after the consummation of such Borrower Merger.  Upon the consummation of a
Borrower Merger,
(a)the obligations of each Non-Surviving Obligor in respect of any
Subcommitments, Loans, Letters of Credit, indemnities and fees and expenses owed by it shall be deemed assumed by the Surviving Obligors in such Borrower Merger,
(b)each Subsidiary of a Non-Surviving Borrower that becomes a Subsidiary of the Surviving Borrower shall be deemed a Subsidiary Guarantor of the Surviving Borrower to the extent such Subsidiary was a Subsidiary Guarantor of the Non-Surviving Obligor

immediately prior to the consummation of such Borrower Merger (and shall enter into such document, certificate and agreement, and take such actions as required by Section 5.08(a)), and
(c)each Non-Surviving Obligor shall be released from all representations, warranties and covenants made by it hereunder or under any other Loan Document and such
Non-Surviving Obligor shall no longer be deemed a “Borrower”, a “Subsidiary Guarantor” or an
“Obligor”, as applicable, for any purpose hereunder or under the other Loan Documents and, to the extent any provision of this Agreement (other than Sections 6.03(e)) or any other Loan
Document would be violated or breached by such Non-Surviving Obligor (or any non-
compliance by such Non-Surviving Obligor with any such provision would result in a Default or
Event of Default) as a result of the consummation of such Borrower Merger, such provision shall be deemed modified with respect to such Non-Surviving Obligor to the extent necessary to give effect to such Borrower Merger.
SECTION 9.21.Certain ERISA Matters  (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, and each Joint Lead Arranger and their respective Affiliates, that at least one of the following is and will be true:
(i)such Lender is not using “plan assets” (within the meaning of the Plan
Asset Regulations) of one or more Benefit Plans in connection with the Loans, the Letters of Credit, the Subcommitments or the Commitments,
(ii)the transaction exemption set forth in one or more PTEs, such as PTE
84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE
96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to, and covers, such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the
Subcommitments, the Commitments and this Agreement, and the conditions for exemptive relief thereunder are and will continue to be satisfied in connection therewith,
(iii) (A) such Lender is an investment fund managed by a “Qualified
Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such
Qualified Professional Asset Manager made the investment decision on behalf of such
Lender to enter into, participate in, administer and perform the Loans, the Letters of
Credit, the Subcommitments, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of
Credit, the Subcommitments, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Subcommitments, the
Commitments and this Agreement, or
(iv)such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(a)In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or such Lender has not provided another representation, warranty and covenant as provided in sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such
Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and each
Joint Lead Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that none of the Administrative Agent, or any Joint Lead Arranger or any of their respective Affiliates is a fiduciary with respect to the assets of such Lender (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related to hereto or thereto).
(b)The Administrative Agent, and each Joint Lead Arranger hereby informs the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such
Person or an Affiliate thereof (i) may receive interest or other payments with respect to the
Loans, the Letters of Credit, the Subcommitments, the Commitments and this Agreement, (ii)
may recognize a gain if it extended the Loans, the Letters of Credit, the Subcommitments or the
Commitments for an amount less than the amount being paid for an interest in the Loans, the
Letters of Credit or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby, the Loan Documents or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.
SECTION 9.22.Acknowledgement Regarding Any Supported QFCs.  To
the extent that the Loan Documents provide support, through a guarantee or otherwise, for
Hedging Agreements or any other agreement or instrument that is a QFC (such support “QFC
Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and
Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S.
Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported
QFC may in fact be stated to be governed by the laws of the State of New York and/or of the
United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”)
becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such
Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such
Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported
QFC and the Loan Documents were governed by the laws of the United States or a state of the

United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
SECTION 9.23.Amendment and Restatement.  On the Restatement
Effective Date, the Existing Credit Facility shall be amended and restated in its entirety by this
Agreement, and the Existing Credit Facility shall thereafter be of no further force and effect.  It is the intention of each of the parties hereto that the Existing Credit Facility be amended and restated hereunder so as to preserve the perfection and priority of all Liens securing the “Secured
Obligations” under the Loan Documents and that all “Secured Obligations” of each Borrower and the other members of its Obligor Group hereunder shall continue to be secured by Liens evidenced under the applicable Security Documents, and that this Agreement does not constitute a novation or termination of the Indebtedness and obligations existing under the Existing Credit
Facility.  Unless specifically amended hereby, each of the Loan Documents shall continue in full force and effect and, from and after the Restatement Effective Date, all references to the “Credit
Agreement” contained therein shall be deemed to refer to this Agreement.
[Signature pages follow]
[Senior Secured Revolving Credit Agreement]
IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
FS KKR CAPITAL CORP.
By:
Name:
Title:
[Senior Secured Revolving Credit Agreement]
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank and a
Lender
By:
Name:
Title:
[Senior Secured Revolving Credit Agreement]
ING CAPITAL LLC, as Collateral Agent, an
Issuing Bank and a Lender
By:
Name:
Title:
[Senior Secured Revolving Credit Agreement]
[NAME OF LENDER], as an [Issuing Bank],
[Swingline Lender] and a [Non-Extending] Lender
By:
Name:
Title:
SCHEDULE I
Commitments, Borrower Sublimits and Issuing Banks

Lender	MUCY Commitment	USD Commitment	Total
JPMorgan Chase Bank, N.A.	$~~320,000,000~~275,862,069	-	$~~320,000,000~~275,862,069
ING Capital LLC	~~320,000,000~~275,862,069	-	~~320,000,000~~275,862,069
Bank of Montreal	~~340,000,000~~293,103,448	-	~~340,000,000~~293,103,448
Sumitomo Mitsui Banking Corporation	~~100,000,000~~86,206,896	~~240,000,000~~206,896,552	~~340,000,000~~293,103,448
MUFG Bank, Ltd.	~~300,000,000~~258,620,690	-	~~300,000,000~~258,620,690
Truist Bank	~~300,000,000~~258,620,690	-	~~300,000,000~~258,620,690
Mizuho Bank, Ltd.	~~225,000,000~~193,965,517	-	~~225,000,000~~193,965,517
Toronto-Dominion Bank, New York Branch	~~225,000,000~~193,965,517	-	~~225,000,000~~193,965,517
Bank of America, N.A.	~~200,000,000~~172,413,793	-	~~200,000,000~~172,413,793
HSBC Bank USA, N.A.	~~200,000,000~~172,413,793	-	~~200,000,000~~172,413,793
Royal Bank of Canada	-	~~200,000,000~~172,413,793	~~200,000,000~~172,413,793
Citibank, N.A.	~~150,000,000~~129,310,345	-	~~150,000,000~~129,310,345
Industrial and Commercial Bank of China	~~150,000,000~~129,310,345	-	~~150,000,000~~129,310,345
State Street Bank and Trust Company	~~150,000,000~~129,310,345	-	~~150,000,000~~129,310,345
UBS AG, Stamford Branch	-	~~150,000,000~~129,310,345	~~150,000,000~~129,310,345
Goldman Sachs Bank USA	~~125,000,000~~107,758,621	-	~~125,000,000~~107,758,621
Barclays Bank PLC	~~100,000,000~~86,206,897	-	~~100,000,000~~86,206,897
BNP Paribas	~~100,000,000~~86,206,897	-	~~100,000,000~~86,206,897
Morgan Stanley Senior Funding, Inc.	~~100,000,000~~86,206,897	-	~~100,000,000~~86,206,897
Societe Generale	~~100,000,000~~86,206,897	-	~~100,000,000~~86,206,897
Canadian Imperial Bank of Commerce	-	~~50,000,000~~43,103,448	~~50,000,000~~43,103,448
Fifth Third Bank, N.A., successor by merger to Comerica Bank	-	~~50,000,000~~43,103,448	~~50,000,000~~43,103,448
U.S. Bank National Association	-	~~50,000,000~~43,103,448	~~50,000,000~~43,103,448
Apple Bank	-	~~25,000,000~~21,551,724	~~25,000,000~~21,551,724
Stifel Bank & Trust	-	~~25,000,000~~21,551,724	~~25,000,000~~21,551,724
Taiwan Cooperative Bank, Seattle Branch	-	~~20,000,000~~17,241,379	~~20,000,000~~17,241,379
Taiwan Business Bank, Los Angeles Branch	-	~~10,000,000~~8,620,690	~~10,000,000~~8,620,690
Santander Bank N.A.[1]	~~200,000,000~~172,413,793	-	~~200,000,000~~172,413,793
Banc of America Credit Products[1]	~~150,000,000~~129,310,345	-	~~150,000,000~~129,310,345
The Huntington National Bank, successor by merger to Cadence Bank[2]	-	~~25,000,000~~21,551,724	~~25,000,000~~21,551,724
Total	$~~3,855,000,000~~3,323,275,864	$~~845,000,000~~728,448,275	$~~4,700,000,000~~4,051,724,139
1 For these lenders, the Commitment Termination Date is May 17, 2026 and the Maturity Date is May 17, 2027
2 For this lender, the Commitment Termination Date is October 31, 2027 and the Maturity Date is October 31, 2028
Borrower Sublimits

Borrower	Borrower Sublimit
FSK	$~~4,700,000,000~~4,051,724,139
Issuing Banks

Issuing Bank	LC Commitment
JPMorgan Chase Bank, N.A.	$40,000,000 (Multicurrency)
ING Capital LLC	$40,000,000 (Multicurrency)
Bank of Montreal	$40,000,000 (Multicurrency)
Sumitomo Mitsui Banking Corporation	$40,000,000 (Dollar)
MUFG Bank, Ltd.	$40,000,000 (Multicurrency)
Truist Bank	$40,000,000 (Multicurrency)
Swingline Lenders

Swingline Lender	Swingline Commitment
JPMorgan Chase Bank, N.A.	$17,000,000 (Multicurrency)
ING Capital LLC	$17,000,000 (Multicurrency)
Bank of Montreal	$17,000,000 (Multicurrency)
Sumitomo Mitsui Banking Corporation	$17,000,000 (Dollar)
MUFG Bank, Ltd.	$17,000,000 (Multicurrency)
Truist Bank	$17,000,000 (Multicurrency)
SCHEDULE II
Material Agreements and Liens
Part A – Material Agreements

Material Agreement	Aggregate Principal Outstanding as of the Restatement Effective Date	Maximum Permitted to be Borrowed
Indenture, dated as of July 14, 2014, by and between FSK and U.S. Bank National Association, as trustee	N/A	N/A
Seventh Supplemental Indenture, dated as of December 10, 2020, relating to the 3.400% Notes due 2026, by and between FSK and U.S. Bank National Association, as trustee	$1,000,000,000	N/A
Indenture, dated as of February 14, 2020, by and between FSK and U.S. Bank National Association, as trustee	N/A	N/A
Eighth Supplemental Indenture, dated as of June 17, 2021, relating to the 2.625% Notes due 2027, by and between FSK and U.S. Bank National Association, as trustee	$400,000,000	N/A
Tenth Supplemental Indenture, dated as of October 12, 2021, relating to the 3.125% Notes due 2028, by and between FSK and U.S. Bank National Association, as trustee	$750,000,000	N/A
Eleventh Supplemental Indenture, dated as of January 18, 2022, relating to the 3.250% Notes due 2027, by and between FSK and U.S. Bank National Association, as trustee	$500,000,000	N/A

Twelfth Supplemental Indenture, dated as of November 21, 2023, relating to the 7.875% Notes due 2029, by and between FSK and U.S. Bank Trust Company, National Association (as successor-in- interest to U.S. Bank National Association), as trustee.	$400,000,000	N/A
Thirteenth Supplemental Indenture, dated as of June 6, 2024, relating to the 6.875% Notes due 2029, by and between FSK and U.S. Bank Trust Company National Association (as successor-in- interest to U.S. Bank National Association), as trustee.	$600,000,000	N/A
Fourteenth Supplemental Indenture, dated as of November 20, 2024, relating to the 6.125% Notes due 2030, by and between FSK and U.S. Bank Trust Company National Association (as successor-in-interest to U.S. Bank National Association), as trustee.	$700,000,000	N/A
Part B – Liens
None.
SCHEDULE III
Subsidiaries and Investments
Part A – Subsidiaries

Name of Subsidiary	Jurisdiction of Organization	Description of Ownership	Type of Subsidiary
CCT Tokyo Funding LLC	Delaware	100% of the membership units are owned by FSK	Designated Subsidiary
FS KKR MM CLO 1 LLC	Delaware	100% of the membership units are owned by FSK	Designated Subsidiary
CCT Dublin Funding Designated Activity Company	Ireland	100% of the shares are owned by FSK	Excluded Asset
FCF LLC	Delaware	100% of the membership units are owned by FSK	Subsidiary Guarantor
CCT Holdings II LLC	Delaware	100% of the membership units are owned by FSK	Subsidiary Guarantor
Locust Street Funding LLC	Delaware	100% of the limited liability company interests are owned by FSK	Immaterial Subsidiary
Race Street Funding LLC	Delaware	100% of the limited liability company interests are owned by FSK	Subsidiary Guarantor
IC American Energy Investments, Inc.	Delaware	100% of the common stock is owned by FSK	Subsidiary Guarantor
FSIC Investments, Inc.	Delaware	100% of the common stock is owned by FSK	Subsidiary Guarantor
IC Altus Investments, LLC	Delaware	100% of the limited liability company interests are owned by FSK	Subsidiary Guarantor
IC Arches Investments, LLC	Delaware	100% of the limited liability company interests are owned by FSK	Subsidiary Guarantor
IC Northern Investments LLC	Delaware	100% of the limited liability company interests are owned by FSK	Immaterial Subsidiary
Cobbs Creek LLC	Delaware	100% of the limited liability company interests are owned by FSK	Subsidiary Guarantor
Cooper River LLC	Delaware	100% of the limited liability company interests are owned by FSK	Immaterial Subsidiary

Darby Creek LLC	Delaware	100% of the limited liability company interests are owned by FSK	Subsidiary Guarantor
Juniata River LLC	Delaware	100% of the limited liability company interests are owned by FSK	Subsidiary Guarantor
IC II Northern Investments LLC	Delaware	100% of the limited liability company interests are owned by FSK	Immaterial Subsidiary
Meadowbrook Run LLC	Delaware	100% of the limited liability company interests are owned by FSK	Designated Subsidiary
Germantown Funding LLC	Delaware	100% of the limited liability company interests are owned by FSK	Immaterial Subsidiary
Ambler Funding LLC	Delaware	100% of the limited liability company interests are owned by FSK	Designated Subsidiary
FSIC II Investments, Inc.	Delaware	100% of the shares are owned by FSK	Subsidiary Guarantor
KKR - FSK CLO 2 LLC	Delaware	100% of the limited liability company interests are owned by FSK	Designated Subsidiary
Callowhill Street Funding LLC	Delaware	100% of the limited liability company interests are owned by FSK	Designated Subsidiary
Part B – Investments
The following operating deposit account:

Account Name	Account Number	Account Bank
Corp Capital Trust Inc (CNIA)	1007-690-9	State Street Bank and Trust – Boston, MA
Corp Capital Trust Inc (EUR)	SBOSGB2XXXX (Swift)	State Street Bank and Trust – Boston, MA
Corp Capital Trust Inc (GBP)	SBOSGB2XXXX (Swift)	State Street Bank and Trust – Boston, MA
Corp Capital Trust Inc (CAD)	SBOSGB2XXXX (Swift)	State Street Bank and Trust – Boston, MA
FS Investment Corporation	1012-523-5	State Street Bank and Trust – Boston, MA
FS Investment Corporation (CAD)	SBOSCATX (BIC)	State Street Bank and Trust – Boston, MA
FS Investment Corporation (GBP)	SBOSGB2XXXX (BIC)	State Street Bank and Trust – Boston, MA
FS Investment Corporation (EUR)	DEUTDEFFXXX (SWIFT)	State Street Bank and Trust – Boston, MA
CCT Holdings LLC (CNIH)	1051-506-2	State Street Bank and Trust – Boston, MA
FCF LLC (CNIG)	1043-592-3	State Street Bank and Trust – Boston, MA
CCT Holdings II LLC (CNIJ)	1079-014-5	State Street Bank and Trust – Boston, MA
Race Street Funding LLC	1012-527-6	State Street Bank and Trust – Boston, MA
IC American Energy Investments, Inc.	1040-082-8	State Street Bank and Trust – Boston, MA

FSIC Investments, Inc.	1038-305-7	State Street Bank and Trust – Boston, MA
IC Altus Investments, LLC	1046-111-9	State Street Bank and Trust – Boston, MA
IC Arches Investments, LLC	1068-485-0	State Street Bank and Trust – Boston, MA
FS KKR Capital Corp. (AUD)	FSECAUD01	State Street Bank and Trust – Boston, MA
FS Investment Corporation (Loan DDA)	1012-642-3	State Street Bank and Trust – Boston, MA
Race Street Funding LLC (Loan DDA)	1025-501-6	State Street Bank and Trust – Boston, MA
Hamilton Street Funding LLC (State Street Fund DDA)	1078-479-1	State Street Bank and Trust – Boston, MA
FS Investment Corporation II	1017-236-9	State Street Bank and Trust – Boston, MA
FS Investment Corporation II (CAD)	SBOSCATX (BIC)	State Street Bank and Trust – Boston, MA
FS Investment Corporation II (GBP)	SBOSGB2XXXX (BIC)	State Street Bank and Trust – Boston, MA
FS Investment Corporation II (EUR)	DEUTDEFFXXX (SWIFT)	State Street Bank and Trust – Boston, MA
Cobbs Creek LLC	1023-652-9	State Street Bank and Trust – Boston, MA
FSIC II Investments, Inc.	1038 -306-5	State Street Bank and Trust – Boston, MA
IC II Altus Investments, LLC	1046-112-7	State Street Bank and Trust – Boston, MA
IC II Arches Investments, LLC	1068-484-3	State Street Bank and Trust – Boston, MA
Dunning Creek LLC	1103-088-9	State Street Bank and Trust – Boston, MA

Wissahickon Creek LLC	1103-089-7	State Street Bank and Trust – Boston, MA
FS Investment Corporation III	1035-917-2	State Street Bank and Trust – Boston, MA
FS Investment Corporation III (CAD)	SBOSCATX (BIC)	State Street Bank and Trust – Boston, MA
FS Investment Corporation III (GBP)	SBOSGB2XXXX (BIC)	State Street Bank and Trust – Boston, MA
FS Investment Corporation III (EUR)	DEUTDEFFXXX (SWIFT)	State Street Bank and Trust – Boston, MA
FSIC III Investments, Inc.	1046-517-7	State Street Bank and Trust – Boston, MA
IC III Altus Investments, LLC	1046-113-5	State Street Bank and Trust – Boston, MA
IC III Arches Investments, LLC	1068-483-5	State Street Bank and Trust – Boston, MA
CORPORATE CAPITAL TRUST II CNIK	1066-068-6	State Street Bank and Trust – Boston, MA
CORPORATE CAPITAL TRUST II CNIW	1070-099-5	State Street Bank and Trust – Boston, MA
CORPORATE CAPITAL TRUST II	1070-406-2	State Street Bank and Trust – Boston, MA
FS KKR Capital Corp. (AUD)	FSDCAUD01	State Street Bank and Trust – Boston, MA
The following security accounts:

Account Name	Account Number	Account Bank
FS Investment Corporation II (Loan DDA)	1021-581-2	State Street Bank and Trust – Boston, MA
Cobbs Creek Funding LLC (Loan DDA)	1025-768-1	State Street Bank and Trust – Boston, MA
FS Investment Corporation III (Loan DDA)	1034-630-2	State Street Bank and Trust – Boston, MA
Dunning Creek LLC	FSDU	State Street Bank and Trust – Boston, MA
Wissahickon Creek LLC	FSEW	State Street Bank and Trust – Boston, MA
Race Street Funding LLC (Loan DDA)	1025-501-6	State Street Bank and Trust – Boston, MA
Hamilton Street Funding LLC (State Street Fund DDA)	1078-479-1	State Street Bank and Trust – Boston, MA
The following joint venture:
Credit Opportunities Partners JV, LLC
SCHEDULE IV
Transactions with Affiliates
Any transaction pursuant to each of the following:
a)Agreement and Plan of Merger, dated as of July 22, 2018, by and among FS Investment
Corporation, IC Acquisition, Inc., Corporate Capital Trust, Inc. and FS/KKR Advisor.
b)Agreement and Plan of Merger, dated as of May 31, 2019, by and among FS Investment
Corporation II, Corporate Capital Trust II, FS Investment Corporation III, FS Investment
Corporation IV, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc.
and FS/KKR Advisor.
c)Agreement and Plan of Merger, dated as of November 23, 2020, by and among FSK,
FSKR, Rocky Merger Sub, Inc. and FS/KKR Advisor.
d)Loan and Servicing Agreement, dated as of December 2, 2015, among CCT Tokyo
Funding LLC, FSK and Sumitomo Mitsui Banking Corporation, as amended by that certain First Amendment to Loan and Servicing Agreement, dated as of September 20,
2017, that certain Second Amendment to Loan and Servicing Agreement, dated as of
November 28, 2017, that certain Third Amendment to Loan and Servicing Agreement, dated as of March 9, 2018, that certain Fourth Amendment to Loan and Servicing
Agreement, dated as of November 30, 2018, that certain Fifth Amendment to Loan and
Servicing Agreement, dated as of December 2, 2019, that certain Sixth Amendment to
Loan and Servicing Agreement, dated as of December 1, 2020, that certain Seventh
Amendment to Loan and Servicing Agreement, dated as of November 9, 2021, and that certain Eighth Amendment to Loan and Servicing Agreement, dated as of November 14,
2022.
e)Custody Agreement, dated as of December 2, 2015, among CCT Tokyo Funding LLC,
FSK, Sumitomo Mitsui Banking Corporation and Wells Fargo Bank, National
Association.
f)Securities Account Control Agreement, dated as of December 2, 2015, among CCT
Tokyo Funding LLC, FSK, Sumitomo Mitsui Banking Corporation and Wells Fargo
Bank, National Association.
g)Trademark License Agreement, dated as of April 16, 2014, by and between FSK and
Franklin Square Holdings, L.P.
h)Trademark License Agreement, dated as of April 9, 2018, by and among Franklin Square
Holdings, L.P., KKR Credit Advisors (US) LLC, FS/KKR Advisor, FSK, FS Investment
Corporation II, FS Investment Corporation III, FS Investment Corporation IV and
Corporate Capital Trust II.
i)Loan Sale Agreement, dated as of June 25, 2019, by and between FS KKR MM CLO 1
LLC and FSK.
j)Portfolio Management Agreement, dated as of June 25, 2019, by and between FS KKR
MM CLO 1 LLC and FSK.
k)Collateral Administration Agreement, dated as of June 25, 2019, by and among FS KKR
MM CLO 1 LLC, FSK and U.S. Bank National Association.
l)Master Participation Agreement, dated as of June 25, 2019, by and between CCT Tokyo
Funding LLC and FSK.
m)Master Participation Agreement, dated as of June 25, 2019, by and between Race Street
Funding LLC and FSK.
n)Loan and Servicing Agreement, dated as of November 22, 2019, by and among
Meadowbrook Run LLC, as borrower, FSK, as servicer and as equityholder, Morgan
Stanley Senior Funding, Inc., as administrative agent, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as collateral agent, account bank and collateral custodian, as amended by that certain First Amendment to Loan and
Servicing Agreement and Omnibus Amendment to Transaction Documents, dated as of
March 3, 2020, that certain Second Amendment to Loan and Servicing Agreement, dated as of June 16, 2020, that certain Third Amendment to Loan and Servicing Agreement and
Omnibus Amendment to Transaction Documents, dated as of December 28, 2021, that certain Fourth Amendment to Loan and Servicing Agreement, dated as of November 28,
2022, that certain Fifth Amendment to Loan and Servicing Agreement, dated as of June
30, 2023, that certain Sixth Amendment to the Loan and Servicing Agreement, dated
November 21, 2024, that certain Seventh Amendment to the Loan and Servicing
Agreement, dated January 22, 2025, and that certain Eight Amendment to the Loan and
Servicing Agreement, dated March 27, 2025.
o)Servicing Agreement, dated as of November 22, 2019, by and between FSK, as servicer, and Meadowbrook Run LLC.
p)Sale and Contribution Agreement, dated as of November 22, 2019, by and between FSK, as seller, and Meadowbrook Run LLC, as purchaser.
q)Master Participation Agreement, dated as of November 22, 2019, by and between FSK, as seller, and Meadowbrook Run LLC, as participant.
r)Collateral Administration Agreement, dated as of November 22, 2019, by and between
Ambler Funding LLC, as borrower, FSK, as Collateral Manager, and Wells Fargo Bank,
N.A., as collateral administrator.
s)Collateral Management Agreement, dated as of November 22, 2019, by and between
Ambler Funding LLC, as borrower, and FSK, as collateral manager.
t)Master Participation Agreement, dated as of November 22, 2019, between FSK, as seller, and Ambler Funding, as participant.
u)Loan and Servicing Agreement, dated June 2, 2025, by and among Callowhill Street
Funding LLC, FSK, Canadian Imperial Bank of Commerce, and the financial institutions party thereto.
v)Purchase and Sale agreement, dated as of June 2, 2025, between FSK, as seller, and
Callowhill Street Funding LLC, as purchaser,
w)Loan and Sale Agreement, dated March 28, 2025, by and between KKR – FSK CLO 2
LLC and FSK.
x)Portfolio Management Agreement, dated March 28, 2025, by and between KKR – FSK
CLO 2 LLC and FSK.
y)Collateral Administration Agreement, dated March 28, 2025, among the KKR – FSK
CLO 2 LLC, FSK, and U.S. Bank Trust Company, National Association.
Posting Agent Letter Agreement, dated March 10, 2025, among the KKR – FSK CLO 2 LLC,
FSK and U.S. Bank Trust Company, National Association.
SCHEDULE V
Moody’s Industry Classification Group List
1.Aerospace and Defense
2.Automotive
3.Banking, Finance, Insurance and Real Estate (FIRE)
4.Beverage, Food and Tobacco
5.Capital Equipment
6.Chemicals, Plastics and Rubber
7.Construction and Building
8.Consumer Goods Durable
9.Consumer Goods Non Durable
10.Containers, Packaging and Glass
11.Energy Electricity
12.Energy Oil and Gas
13.Environmental Industries
14.Forest Products and Paper
15.Healthcare and Pharmaceuticals
16.High Tech Industries
17.Hotels, Gaming and Leisure
18.Media Advertising, Printing and Publishing
19.Media Broadcasting and Subscription
20.Media Diversified and Production
21.Metals and Mining
22.Retail
23.Services Business
24.Services Consumer
25.Sovereign and Public Finance
26.Telecommunications
27.Transportation Cargo
28.Transportation Consumer
29.Utilities Electric
30.Utilities Oil and Gas
31.Utilities Water
32. Wholesale
SCHEDULE VI
Approved Dealers and Approved Pricing Services
Part A – Approved Dealers
ABN
Antares Capital Advisors, LLC
Bank of America Merrill Lynch
Bank of America N.A.
Bank of New York Mellon
Bank of NY Mellon (BNYM Capital Markets)
Barclays Bank PLC
Barclays Capital Inc.
BMO Capital Markets
BNP Paribas SA
BNP Paribas Securities Corp.
BofA Distributors, Inc.
BTIG LLC
Cantor Fitzgerald
Cantor Fitzgerald & Co.
Citicorp Securities Services, Inc.
Citigroup Global Markets Inc.
Citigroup, Inc.
CommerzBank AG
Credit Agricole
Credit Suisse AG
Credit Suisse Securities (USA) LLC
Daiwa Capital Markets America Inc.
Deutsche Bank
Deutsche Bank AG
Deutsche Bank Securities Inc.
FBR Capital Markets & Co.
Fidelity Brokerage Services LLC
Fidelity Capital Markets
Global Hunter Securities LLC
Goldman Sachs
Goldman, Sachs & Co.
Guggenheim Securities LLC
HSBC
HSBC Securities (USA) Inc.
Imperial Capital
Imperial Capital LLC
ING Financial Markets LLC
J.P. Morgan Securities Inc.
Jefferies
Jeffries & Company, Inc.
JP Morgan Chase & Co.
Key Bank
Lazard Freres & Co. LLC
Macquarie Capital USA Inc.
Merrill Lynch & Co., Inc.
Merrill Lynch Government Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Mitsubishi UFJ Securities USA Inc.
Mizuho Securities USA Inc.
Morgan Stanley
Morgan Stanley & Co. Incorporated
Natixis Global Asset Management
Nomura Securities International, Inc.
Oppenheimer & Co Inc
RBC Capital Markets
Robert W. Baird
Royal Bank of Canada
RW Baird
Scotia Bank
Scotiabank
Societe General
Societe Generale SA
State Street Bank
Stifel Financial Corp
Truist Banks
TD Securities
UBS AG
UBS Financial Services Inc.
UBS Securities LLC
US Bancorp
Wells Fargo & Company
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC
Wells Fargo Securities, LLC
Part B – Approved Pricing Services
Bloomberg
FT Interactive Data Corporation
Interactive Data Corporation
International Data Corporation
Loan Pricing Corporation
Markit
Thomson Reuters
TRACE trades
SCHEDULE VII
Excluded Assets
a)CCT Tokyo Funding LLC
b)Locust Street Funding LLC
c)FS KKR MM CLO 1 LLC
d)CCT Dublin Funding Designated Activity Company
e)Germantown Funding LLC
f)Meadowbrook Run LLC
g)Ambler Funding LLC
h)KKR - FSK CLO 2 LLC
i)Callowhill Street Funding LLC
EXHIBIT A
[Form of Assignment and Assumption]
ASSIGNMENT AND ASSUMPTION
1.This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the
Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the
“Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below
(as amended, restated, modified and supplemented and in effect from time to time, the “Credit
Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard
Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.
2.For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the
Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement,
as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of the
Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the
Assignor under the respective facilities identified below (including any letters of credit and guarantees included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii)
above being referred to herein collectively as the “Assigned Interest”). The Assignor and the
Assignee hereunder agree and acknowledge that, immediately after giving effect to this
Assignment and Assumption, (i) the Assignor (to the extent it has not assigned the entire remaining amount of its Commitments, Loans and LC Exposure after giving effect to this
Assignment and Assumption) holds the same percentage of Subcommitments, Loans and LC
Exposure across all Borrowers (and the percentage its Commitments represent of the total
Commitments is the same as the percentage its Subcommitments represent of the total
Subcommitments) and (ii) the Assignee holds the same percentage of Subcommitments, Loans and LC Exposure across all Borrowers (and the percentage its Commitments represent of the total Commitments is the same as the percentage its Subcommitments represent of the total
Subcommitments). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.
2 Select as applicable.
3 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment and Assumption (e.g. “Dollar Loan” or a “Multicurrency Loan,” “ABR Loan” or
“Term Benchmark Loan”, etc.)
4 Set forth, to at least 9 decimals, as a percentage of the Commitments/Subcommitments/Loans of all Lenders
thereunder.
Exhibit A-2

Assignor:
Assignee:	[and is an Affiliate of [identify Lender]][2]
Borrowers:	FS KKR Capital Corp., [insert name of additional Borrower[s] (if any)]
Administrative Agent:	JPMorgan Chase Bank, N.A., as the administrative agent under the Credit Agreement
Credit Agreement:
The $[____] Third Amended and Restated
Senior Secured Revolving Credit Agreement
dated as of [___], 2025 among FS KKR Capital
Corp., the Lenders parties thereto, JPMorgan
Chase Bank, N.A., as Administrative Agent and
ING Capital LLC, as Collateral Agent

Assigned Interest:

Class and Type Assigned[3]	Aggregate Amount of Commitments for all Lenders	Amount of Commitments Assigned	Percentage Assigned of Commitments/ Subcommitments / Loans[4]	Aggregate Amount of Loans for all Lenders for each Borrower	Aggregate Amount of Loans Assigned for each Borrower
	$	$	%
	$	$	%
	$	$	%
Exhibit A-3
Effective Date: ______________ __, 20__ [TO BE INSERTED BY THE ADMINISTRATIVE
AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF
TRANSFER IN THE REGISTER THEREFOR.]
The terms set forth in this Assignment and Assumption are hereby agreed to:
ASSIGNOR
[NAME OF ASSIGNOR]
By:
Title:
ASSIGNEE:
[NAME OF ASSIGNEE]
By:
Title:
5 To be added only if the consent of the Administrative Agent and the Issuing Banks is required by the terms of the Credit Agreement.
Exhibit A-4
[Consented to and]5 Accepted:
JPMORGAN CHASE BANK, N.A., as
Administrative Agent
By:
Name:
Title:
JPMORGAN CHASE BANK, N.A., as an
Issuing Bank
By:
Name:
Title:
ING CAPITAL LLC, as Collateral Agent and
an Issuing Bank
By:
Name:
Title:
BANK OF MONTREAL, as an Issuing Bank
By:
Name:
Title:
TRUIST BANK, as an Issuing Bank
By:
Name:
Title:
6To be added when the consent of such Borrower is required by the terms of the Credit Agreement.
Exhibit A-5
[Consented to:]6
FS KKR CAPITAL CORP.
By:
Name:
Title:
[INSERT NAME OF ADDITIONAL
BORROWER (IF ANY)]
Annex I-1
ANNEX 1
STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
1.Representations and Warranties.
1.1Assignor.  The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made by any person other than the Assignor in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of any Borrower, any of their respective
Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv)
the performance or observance by any Borrower, any of their respective Subsidiaries or
Affiliates or any other Person of any of their respective obligations under any Loan Document.
1.2Assignee.  The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and
Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it satisfies the requirements under Section 9.04 of the Credit
Agreement, if any, that are required to be satisfied by it in order to acquire the Assigned Interest and become a Lender, (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, and (v) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance upon the
Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate, continue to make its own analysis and decisions in taking or not taking action under or based on the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.
2.Payments.
From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.
3.General Provisions.
Annex I-2
This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in counterparts (and by different parties hereto on different counterparts), each of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or email shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This
Assignment and Assumption shall be construed in accordance with and governed by the law of the State of New York.
Exhibit B-1
EXHIBIT B
[Form of Opinion of Counsel to each Obligor Group]
See attached.
Exhibit C-1
EXHIBIT C
[Form of Opinion of Counsel to JPMCB]
See attached.
Exhibit D-1
EXHIBIT D
[Form of Borrowing Base Certificate]
BORROWING BASE CERTIFICATE FOR [INSERT NAME OF APPLICABLE
BORROWER]
Monthly accounting period ended ____________, 20__
1.Reference is made to the Third Amended and Restated Senior Secured Revolving Credit
Agreement dated as of [___], 2025 (as amended, restated, modified and supplemented and in effect from time to time, the “Credit Agreement”), between FS KKR Capital Corp., the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, and ING Capital LLC, as
Collateral Agent. Terms defined in the Credit Agreement are used herein as defined therein. The contents of this certificate are confidential and subject to Section 9.13(b) of the Credit
Agreement.
2.Pursuant to Section 5.01(d) of the Credit Agreement, the undersigned, the
_________________ of [INSERT NAME OF APPLICABLE BORROWER] (the “Applicable
Borrower”), and as such a Financial Officer of the Applicable Borrower, hereby certifies on behalf of the Borrower that attached hereto as Annex 1 is (a) a complete and correct list as at the end of the monthly accounting period ended ______________, 20__  (the “Reference Date”) of all Portfolio Investments included in the Borrowing Base, indicating, in the case of each such
Portfolio Investment, (i) the classification thereof for purposes of Section 5.13 of the Credit
Agreement, (ii) the Value thereof as determined in accordance with Section 5.12 of the Credit
Agreement, (iii) whether or not such Portfolio Investment has been Delivered (as defined in the
Guarantee and Security Agreement), (iv) the Advance Rates (as adjusted pursuant to Section
5.13 of the Credit Agreement) applicable to each Portfolio Investment and (v) the Obligor holding such Portfolio Investment, (b) a complete and correct list of each Portfolio Investment included in the Borrowing Base that is a Participation Interest, identifying, in the case of such
Participation Interest, (i) the Obligor holding such Participation Interest, (ii) the Excluded Asset or Aggregator that sold the Participation Interest to such Obligor and (iii) the underlying
Portfolio Investment, and (c) a true and correct calculation (A) of the Borrowing Base as at the end of such monthly accounting period and (B) with respect to Sections 6.03(d) and 6.04(d) of the Credit Agreement, in each case determined in accordance with the requirements of the Credit
Agreement. The undersigned hereby confirms that the Company was in compliance with
Sections 6.03(d) and 6.04(d) of the Credit Agreement during the applicable accounting period.
IN WITNESS WHEREOF, the undersigned has caused this certificate to be duly executed as of the __________ day of ______________, 20__.
[INSERT NAME OF APPLICABLE
BORROWER]
By:
Name:
Title:
Annex 1-1
Annex 1
List of Eligible Portfolio Investments
(see attached List of Eligible Portfolio Investments)
7 Including any Excess Special Longet-Term Unsecured Indebtedness
8 If the Applicable Borrower is FSK (or any successor) and solely to the extent that such FSK Notes are within 9 months prior to the scheduled maturity or earlier redemption date of such Indebtedness
9 Other than any Excess Special Longer-Term Unsecured Indebtedness and solely to the extent that such Special
Longer-Term Unsecured Indebtedness is within 9 months prior to the scheduled maturity or earlier redemption date of such Indebtedness
10 Solely to the extent that such Shorter-Term Unsecured Indebtedness is within 9 months prior to the scheduled maturity or earlier redemption date of such Indebtedness
11 Solely to the extent such Unsecured Longer-Term Indebtedness is subject to a contractually scheduled amortization payment, other principal payment or redemption (other than any conversion into Permitted Equity
Interests) earlier than the scheduled maturity date of such Indebtedness only to the extent of such portion and beginning upon the date that is the later of (i) 9 months prior to such scheduled amortization payment, other principal payment or redemption and (ii) the date such Borrower becomes aware that such Indebtedness is required to be paid or redeemed
12 Solely to the extent such Special Longer-Term Unsecured Indebtedness is subject to a contractually scheduled amortization payment, other principal payment or redemption (other than any conversion into Permitted Equity
Interests) earlier than the scheduled maturity date of such Indebtedness only to the extent of such portion and beginning upon the date that is the later of (i) 9 months prior to such scheduled amortization payment, other principal payment or redemption and (ii) the date such Borrower becomes aware that such Indebtedness is required to be paid or redeemed
13 Solely to the extent such Shorter-Term Unsecured Indebtedness is subject to a contractually scheduled amortization payment, other principal payment or redemption (other than any conversion into Permitted Equity
Interests) earlier than the scheduled maturity date of such Indebtedness only to the extent of such portion and beginning upon the date that is the later of (i) 9 months prior to such scheduled amortization payment, other principal payment or redemption and (ii) the date such Borrower becomes aware that such Indebtedness is required to be paid or redeemed
Annex 1-2
Borrowing Base Calculations
Calculation of Borrowing Base Deficiency:

(1)	Total Borrowing Base:	$_________
(2)	Calculation of Covered Debt Amount:
	(a)Revolving Credit Exposure	$_________
	(b)Other Secured Indebtedness	$_________
	(c)Special Shorter-Term Unsecured Indebtedness	$_________
	(d)50% of Shorter-Term Unsecured Indebtedness[7]	$_________
	(e)Indebtedness incurred pursuant to Section 6.01(g)	$_________
	(f)FSK Notes [8]	$_________
	(g)Special Longer-Term Unsecured Indebtedness[9]	$_________
	(h)50% of Shorter-Term Unsecured Indebtedness[10]	$_________
	(i)Unsecured-Longer Term Indebtedness[11]	$_________
	(j)Special Longer-Term Unsecured Indebtedness[12]	$_________
	(k)Shorter-Term Unsecured Indebtedness[13]	$_________
14 Excluding Hedging Agreement Obligations entered into in the ordinary course of the Borrower’s or any other member of its Obligor Group’s business for financial planning and not for speculative purposes
Annex 1-3

	(l)Hedging Agreement Obligations[14]	$_________
	(m)LC Exposures fully cash collateralized	($_________)
	(n)Sum of, without duplication, (2)(a) plus (2)(b) plus (2)(c) plus 2(d) plus 2(e) plus 2(f) plus 2(g) plus 2(h) plus 2(i) plus 2(j) plus 2(k) plus 2(l) plus 2(m)	$_________
(3)	Available Borrowing Base (Borrowing Base Deficiency): (1) minus (2)(n)	$_________
Section 6.03(d) Fundamental Changes and Dispositions of Assets:

(4)	Aggregate amount of Portfolio Investments sold, transferred or disposed to an Excluded Asset or an Immaterial Subsidiary pursuant to Section 6.03(d) during the period:	$_________
(5)	Borrowing Base:	$_________
(6)	Covered Debt Amount:	$_________
(7)	Is the amount of excess availability under the Borrowing Base immediately prior to the sale, transfer or disposition diminished as a result of such sale, transfer or disposition?:	_________
(8)	Borrowing Base (immediately after giving effect to such sale, transfer or disposition) as a percentage of Covered Debt Amount:	_________%
Section 6.04(d) Investments:
Annex 1-4

(9)
Aggregate amount of Portfolio Investments not included in the
Collateral Pool (other than Portfolio Investments (but excluding
Cash or Cash Equivalents) received in connection with or as a result of a workout or restructuring of any Portfolio Investment) and
Investments in Excluded Assets pursuant to Section 6.04(d) during the period:
$_________
(10)	Borrowing Base:	$_________
(11)	Covered Debt Amount:	$_________
(12)	Is the amount of excess availability under the Borrowing Base immediately prior to such Investment diminished as a result of such Investment?:	_________
(13)	Borrowing Base (immediately after giving effect to such Investment) as a percentage of Covered Debt Amount:	_________%
Exhibit A to Annex 1-4
Exhibit A to Annex 1
[Calculation of Adjustments to Advance Rates]
(a)Condition: If, as of the Reference Date, the Adjusted Debt to Equity Ratio is (i)
less than 1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of such
Portfolio Investments of the Applicable Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 6% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower, shall be 50% of the otherwise applicable Advance Rate, (ii) greater than or equal to 1.0:1.0 and less than
1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio
Investments of the Applicable Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 5% of the aggregate Value of all such
Portfolio Investments in the Collateral Pool of the Applicable Borrower, shall be 50% of the otherwise applicable Advance Rate or (iii) greater than or equal to 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of the Applicable
Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 4% of the aggregate Value of all such Portfolio Investments in the
Collateral Pool of the Applicable Borrower, shall be 50% of the otherwise applicable Advance
Rate:
[___] investments affected – see attached.
Adjustments: [_____]
(b)Condition: If, as of the Reference Date, the Adjusted Debt to Equity Ratio is (i)
less than 1.0:1.0 the Advance Rate applicable to that portion of the aggregate Value of such
Portfolio Investments of the Applicable Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 12% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0%,
(ii) greater than or equal to 1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of the Applicable Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 10% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0% or (iii) greater than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of the Applicable Borrower of all issuers in a consolidated group of corporations or other entities in accordance with GAAP exceeding 8% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0%:
[___] investments affected – see attached.
Adjustments: [_____]
(c)Condition:  If, as of the Reference Date, the Adjusted Debt to Equity Ratio is (i)
less than 1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of such
Portfolio Investments of the Applicable Borrower in any single Industry Classification Group that exceeds 25% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0%; provided that, with respect to the Portfolio Investments of the Applicable Borrower in a single Industry Classification Group from time to time designated by the Applicable Borrower to the Collateral Agent, such 25% figure shall be increased to 30% and, accordingly, only to the extent that the aggregate Value of such Portfolio
Exhibit A to Annex 1-4
Investments of the Applicable Borrower in such single Industry Classification Group that exceeds 30% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0%, (ii) greater than or equal to 1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of the Applicable Borrower in any single Industry Classification Group that exceeds 22.5% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable
Borrower shall be 0%; provided that, with respect to the Portfolio Investments of the Applicable
Borrower in a single Industry Classification Group from time to time designated by the
Applicable Borrower to the Collateral Agent, such 22.5% figure shall be increased to 25% and, accordingly, only to the extent that the aggregate Value of such Portfolio Investments of the
Applicable Borrower in such single Industry Classification Group that exceeds 25% of the aggregate Value of all such Portfolio Investments in the Collateral Pool of the Applicable
Borrower shall be 0% or (iii) greater than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of such Portfolio Investments of the Applicable Borrower in any single
Industry Classification Group that exceeds 20% of the aggregate Value of all such Portfolio
Investments in the Collateral Pool of the Applicable Borrower shall be 0%; provided that, with respect to the Portfolio Investments of the Applicable Borrower in a single Industry
Classification Group from time to time designated by the Applicable Borrower to the Collateral
Agent, such 20% figure shall be increased to 22.5% and, accordingly, only to the extent that the aggregate Value of such Portfolio Investments of the Applicable Borrower in such single
Industry Classification Group that exceeds 22.5% of the aggregate Value of all such Portfolio
Investments in the Collateral Pool of the Applicable Borrower shall be 0%:
[____] investments affected – see attached.
Adjustments: [_____]
(d)Condition: If, as of the Reference Date, the Adjusted Debt to Equity Ratio is (i)
less than 1.0:1.0, the Advance Rate applicable to that portion of the aggregate Value of investments of the Applicable Borrower and the other members of its Obligor Group in Non-
Core Investments that exceeds 20% of the aggregate value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0%, (ii) greater than or equal to 1.0:1.0 and less than 1.33:1.0, the Advance Rate applicable to that portion of the aggregate Value of investments of the Applicable Borrower and the other members of its Obligor Group in Non-
Core Investments that exceeds 17.5% of the aggregate value of all such Portfolio Investments in the Collateral Pool of the Applicable Borrower shall be 0% or (iii) greater than 1.33:1.0, the
Advance Rate applicable to that portion of the aggregate Value of investments of the Applicable
Borrower and the other members of its Obligor Group in Non-Core Investments that exceeds
15% of the aggregate value of all such Portfolio Investments in the Collateral Pool of the
Applicable Borrower shall be 0%:
[____] investments affected – see attached.
Adjustments: [_____]
(e)Condition: The Advance Rate applicable to the Applicable Borrower’s investments in any Excluded Asset or any Aggregator shall be 0% (for the avoidance of doubt, the Value attributable to any Participation Interest held by the Applicable Borrower shall be the
Value determined with respect to the underlying portfolio investment related to such
Participation Interest in accordance with Section 5.12 of the Credit Agreement):
[_____] investments affected – see attached.
Exhibit A to Annex 1-4
Adjustments: [_____]
(f)Condition: If, as of the Reference Date, the Adjusted Debt to Equity Ratio is less than 1.0:1.0, the aggregate Value of investments of the Applicable Borrower and the other members of its Obligor Group in Cash, Cash Equivalents, Short-Term U.S. Government
Securities, Performing First Lien Bank Loans and Performing Second Lien Bank Loans of the
Applicable Borrower and the other members of the Obligor Group may not be less than 50% of the aggregate Value of all Portfolio Investments in the Collateral Pool of the Applicable
Borrower; provided that this paragraph (f) shall not apply to the Applicable Borrower and the other members of its Obligor Group at any time the sum of the Combined Debt Amount of the
Applicable Borrower exceeds 67% of the Other Debt Amount of the Applicable Borrower:
Aggregate Value of investments of the Applicable Borrower and the other members of its
Obligor Group in Cash, Cash Equivalents, Short-Term U.S. Government Securities, Performing
First Lien Bank Loans and Performing Second Lien Bank Loans: [_____] – see attached.
Adjustments: [_____]
(g)Condition: If, as of the Reference Date, the Adjusted Debt to Equity Ratio is less than 1.0:1.0, the aggregate Value of investments of the Applicable Borrower and the other members of its Obligor Group in Cash, Cash Equivalents, Short-Term U.S. Government
Securities and Performing First Lien Bank Loans of the Applicable Borrower and the other members of its Obligor Group may not be less than 20% of the aggregate Value of all Portfolio
Investments in the Collateral Pool of the Applicable Borrower; provided that this paragraph (g)
shall not apply to the Applicable Borrower and the other members in its Obligor Group at any time the sum of the Combined Debt Amount of the Applicable Borrower exceeds 67% of the
Other Debt Amount of the Applicable Borrower:
Aggregate Value of investments of the Applicable Borrower and the other members of its
Obligor Group in Cash, Cash Equivalents, Short-Term U.S. Government Securities and
Performing First Lien Bank Loans: [_____] – see attached.
Adjustments: [_____]
(h)Condition:  If, as of the Reference Date, with respect to the Applicable Borrower,
(i) the Gross Borrowing Base is greater than or equal to 1.5 times the Senior Debt Amount and either (A) the Adjusted Debt to Equity Ratio is greater than or equal to 1.0:1.0 and less than
1.33:1.0, then the Applicable Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Applicable Borrower’s
Borrowing Base may not be less than 20% of the Borrowing Base or (B) the Adjusted Debt to
Equity Ratio is greater than or equal to 1.33:1.0, then the Applicable Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the
Applicable Borrower’s Borrowing Base may not be less than 35% of the Borrowing Base, (ii) the
Gross Borrowing Base is greater than or equal to 1.25 times and less than 1.5 times the Senior
Debt Amount and either (A) the Adjusted Debt to Equity Ratio is greater than or equal to 1.0:1.0 and less than 1.33:1.0, then the Applicable Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Applicable Borrower’s
Borrowing Base may not be less than 30% of the Borrowing Base or (B) the Adjusted Debt to
Equity Ratio is greater than or equal to 1.33:1.0, then the Applicable Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the
Applicable Borrower’s Borrowing Base may not be less than 40% of the Borrowing Base, (iii)
the Gross Borrowing Base is less than 1.25 times the Senior Debt Amount and either (A) the
Exhibit A to Annex 1-4
Adjusted Debt to Equity Ratio is greater than or equal to 1.0:1.0 and less than 1.33:1.0, then the
Applicable Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Applicable Borrower’s Borrowing Base may not be
less than 45% of the Borrowing Base or (B) the Adjusted Debt to Equity Ratio is greater than or equal to 1.33:1.0, then the Applicable Borrower’s Borrowing Base shall be reduced to the extent necessary such that the contribution of Senior Investments to the Applicable Borrower’s
Borrowing Base may not be less than 60% of the Borrowing Base.
Aggregate Value of investments of the Applicable Borrower and the other members of its
Obligor Group in Senior Investments: [_____] – see attached.
Adjustments: [_____]
Exhibit A to Annex 1-4
Annex 1
[Financing Statement]
Exhibit G-1
EXHIBIT G
[Form of Promissory Note]
PROMISSORY NOTE
$[______][_______], 20[__]
New York, New York
FOR VALUE RECEIVED, [INSERT NAME OF APPLICABLE
BORROWER] (the “Applicable Borrower”), hereby promises to pay to [______] (the
“Lender”), at such of the offices of JPMORGAN CHASE BANK, N.A. as shall be notified to the
Applicable Borrower from time to time, the principal sum of [_____] (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loan made by the Lender to the
Applicable Borrower under the Credit Agreement (as defined below)), in lawful money of the
United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of the Loan, at such office, in like money and funds, for the period commencing on the date of such
Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the
Credit Agreement.
The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the Loan made by the Lender to the Applicable Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation or endorsement shall not affect the obligations of the Applicable Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Loan made by the
Lender.
This Note evidences the Loan made by the Lender under that certain Third
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of [___], 2025 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the
“Credit Agreement”), among FS KKR Capital Corp., the Lenders party thereto (including the
Lender), JPMorgan Chase Bank, N.A., as Administrative Agent and ING Capital LLC, as
Collateral Agent.  Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.
The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein. This Note is subject to the terms of the Credit Agreement
(including, without limitation, Section 2.08(f) thereof).
Except as permitted by Section 9.04 of the Credit Agreement, this Note may not be assigned by the Lender to any other Person.
Exhibit G-2
This Note shall be construed in accordance with and governed by the law of the
State of New York.
[Remainder of Page Intentionally Left Blank; Signature Page Follows]
Exhibit G-3
[INSERT NAME OF APPLICABLE
BORROWER], as Applicable Borrower
By:
Name:
Title:
Exhibit G-4
SCHEDULE OF LOANS
This Note evidences Loans made, continued or converted under the Credit
Agreement to the Applicable Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the continuations, conversions and payments and prepayments of principal set forth below:

Date	Principal Amount of Loan	Type of Loan	Interest Rate	Duration of Interest Period (if any)	Amount Paid, Prepaid, Continued or Converted	Notation Made by

Exhibit H-1
EXHIBIT H
[Form of Joinder Agreement]
JOINDER AGREEMENT
JOINDER AGREEMENT dated as of ___________, _____ (this “Agreement”) by
[NAME OF ADDITIONAL BORROWER], a ____________ (the “Additional Borrower”), in
favor of JPMorgan Chase Bank, N.A., as administrative agent for the Lenders under and as defined in the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
FS KKR Capital Corp., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and ING Capital LLC, as collateral agent, are parties to that certain Third
Amended and Restated Senior Secured Revolving Credit Agreement, dated as of [___], 2025 (as amended, restated, amended and restated, supplemented or otherwise modified, the “Credit
Agreement”).
Pursuant to Section 9.19 of the Credit Agreement, the Additional Borrower hereby agrees to (and does hereby) become a “Borrower” and an “Obligor”, under and for all purposes of the
Credit Agreement.  Without limiting the foregoing, the Additional Borrower hereby agrees to be bound by and comply with all of the terms and provisions of the Credit Agreement applicable to it as a “Borrower” or an “Obligor” (including, without limitation, the agreements of the Obligors set forth in Articles V and VI of the Credit Agreement).  The Additional Borrower hereby makes the representations and warranties set forth in Article III of the Credit Agreement with respect to itself and, where applicable, the other members of its Obligor Group, in each case as of the date hereof.
Section 9.06 and 9.09 of the Credit Agreement apply to this Agreement mutatis mutandis.
EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED
BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY
LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING
TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY
(WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY
HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF
ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH
OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE
THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER
PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY,
AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS
PARAGRAPH.
Exhibit H-2
IN WITNESS WHEREOF, the Additional Borrower has caused this Joinder Agreement to be duly executed and delivered as of the day and year first above written.
[NAME OF ADDITIONAL BORROWER]
By:
Name:
Title:
Exhibit I-1
EXHIBIT I
[Form of Merger Confirmation]
Date: [         ]
Reference is made to that certain Third Amended and Restated Senior Secured Revolving
Credit Agreement (as amended, restated, amended and restated and otherwise modified from time to time, the “Credit Agreement”), dated as of [___], 2025, among FS KKR Capital Corp.,
JPMorgan Chase Bank, N.A., as Administrative Agent, and ING Capital LLC, as Collateral
Agent.  Capitalized terms used and not defined herein have the meaning set forth in the Credit
Agreement.
The undersigned, being the Surviving Borrower in the below referenced Borrower
Merger, hereby certifies for the benefit of the Administrative Agent, the Collateral Agent and the
Lenders as follows:
A.As of [insert effective time] as of the date first written above, the Borrower Merger in
which [     ] [     ] (being the Non-Surviving Borrower[s], together with each member of
[its][their respective] Obligor Group[s], being the Non-Surviving Obligors) consummated
a Borrower Merger with [     ] (being the Surviving Borrower).
B.The name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and place of business (or, if more than one, chief executive office) of each
Subsidiary Guarantor of the Surviving Borrower immediately after giving effect to the
Borrower Merger and the Guarantee Assumption Agreement(s) executed and delivered by the Non-Surviving Obligors with respect to the obligations of the Surviving Borrower are set forth below:
[     ]
C.The identity of each Designated Subsidiary, each Excluded Asset (other than a
Designated Subsidiary), each Controlled Foreign Corporation and each Immaterial
Subsidiary of the Surviving Borrower immediately after giving effect to the Borrower
Merger is set forth below:
[     ]
D.The Surviving Borrower hereby confirms that it has assumed (or otherwise hereby assumes) all obligations of the Non-Surviving Borrower in respect of the Non-Surviving
Borrower’s outstanding Loans, Letters of Credit and obligations for fees, expenses, indemnities and any other payment obligations of the Non-Surviving Borrower under the
Credit Agreement or the other Loan Documents.
E.Immediately after giving effect to the Borrower Merger, the aggregate outstanding Loans and Letters of Credit of the Surviving Borrower are set forth below:
[     ]
F.An updated Borrowing Base Certificate of the Surviving Borrower immediately after giving effect to the Borrower Merger and the Guarantee Assumption Agreement(s)
Exhibit I-2
executed and delivered by the Non-Surviving Obligors with respect to the obligations of the Surviving Borrower are set forth below is attached hereto as Annex I.
G.Immediately upon giving effect to the Borrower Merger, all Portfolio Investments of the
Non-Surviving Obligors that will be included in the Collateral Pool and Borrowing Base of the Surviving Borrower satisfy (subject to the qualifications and limitations contained in the Credit Agreement and the other Loan Documents) the requirements set forth in the definition of Collateral Pool.
[Surviving Borrower]
By:
Name:
Title:
Exhibit I-3
Annex I
[Attach Borrowing Base Certificate]
Exhibit J-1
EXHIBIT J
FORM OF GUARANTEE AND SECURITY AGREEMENT CONFIRMATION
See Attached